UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4852

Victory Portfolios
(Exact name of registrant as specified in charter)

3435 Stelzer Rd Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services 3435 Stelzer Rd. Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2009

Item 1. Reports to Stockholders.

October 31, 2009

Annual Report

Institutional Money Market Fund

Federal Money Market Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

The Victory Portfolios

Shareholder Letter	3

Financial Statements

Schedules of Portfolio Investments	4

Statements of Assets and Liabilities	9

Statements of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	13

Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	25

Supplemental Information

Trustee and Officer Information	26

Proxy Voting and Form N-Q Information	29

Expense Examples	29

Portfolio Holdings	30

The Funds are distributed by Victory Capital Advisers Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment advisor to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Institutional Money Market Fund and Federal Money Market Fund.

An investment in the Funds is not insured or guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

1

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2

Letter to Our Shareholders

The economic outlook has brightened considerably since the first quarter of 2009, thanks to swift and decisive action taken by the Federal Reserve and the U.S. Government. A variety of stimulus programs were enacted both domestically and globally to stabilize the financial markets. Together with accommodative fiscal policy, these efforts provided support and have helped strengthen the economy, evidenced by a 3.5% increase in GDP in the third quarter.

In the first quarter of 2009, the broad market continued its overall decline, but rallied sharply towards the end of the quarter to finish in a strong fashion. Both stock and bond markets rallied through the second and third quarters. Through October, the equity market is positioned to have its best year since 2003. Likewise, the bond market has strengthened, with the Barclays Capital U.S. Aggregate Bond Index posting eight consecutive months of gains. Confidence in the market continues, where expectations from analysts and the Federal Reserve predict that GDP growth in both the U.S. and foreign markets will be positive throughout 2010. Investor pessimism may be lifting as well, evidenced by flow activity in and out of various mutual fund categories. Money market funds, which many investors turned to in 2008 for their safety, have experienced net outflows year-to-date, seemingly in favor of bond funds, which have seen net inflows through October.

Economic uncertainty and market volatility has subsided, and we continue to believe that patient investors will be rewarded over the longer-term. Absolute market valuations are reasonable relative to realistic earnings estimates, and the opportunity to invest in companies with appreciation potential is promising for our investors. Victory remains constructive on the longer-term outlook, albeit cognizant of the short-term risks, and continues to invest in the market with confidence. In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1. Consistent Performance and Investment Quality

Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2. Client Service Excellence

Our approach is simple: communication is complete, honest, timely and straightforward — our goal is no surprises.

3. Empowerment, Ownership and Accountability

Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high quality investment products and services.

We appreciate your confidence in the Victory Funds. We continue to closely monitor the possibility of increased regulatory reform wrought by the tumultuous times, and will strive to embrace the programs and adopt the procedures necessary to safeguard our shareholders. If you have questions or would like further information, please feel free to contact us at 1-800-539-3863 or via our website at www.VictoryConnect.com.

Michael Policarpo

President,
Victory Funds

3

The Victory Portfolios  Schedule of Portfolio Investments
Institutional Money Market Fund  October 31, 2009

(Amounts in Thousands)

Security Description	Principal Amount	Value*
Certificates of Deposit (11.0%)
Abbey National Treasury Services PLC, Series 1, 0.62% (a), 7/12/10	$14,000	$14,000
Bank of America N.A., 0.47% (a), 12/3/09 (b)	15,000	15,000
Barclays Bank PLC NY, 1.96% (a), 1/11/10	70,000	70,000
BNP Paribas, 0.20%, 11/9/09	70,000	70,000
Societe Generale NY, 0.21%, 11/10/09	60,000	60,000
Wachovia Mortgage FSB, 4.13%, 12/15/09	8,100	8,068
Total Certificates of Deposit (Amortized Cost $237,068)		237,068
Commercial Paper (17.1%)
Bank of America Corp., 0.18% (c), 11/9/09	70,000	69,997
Campbell Soup Co., 0.70% (c), 7/26/10 (b)	16,000	15,917
Citigroup Funding, Inc., 0.25% (c), 11/18/09	75,000	74,991
Coca-Cola Co., 0.76% (c), 6/2/10 (b)	14,000	13,938
Dexia Delaware LLC, 0.30% (c), 11/24/09	85,000	84,984
E.I. du Pont de Nemours & Co., 0.55% (c), 9/20/10 (b)	15,000	14,926
Honeywell International, Inc., 0.71% (c), 7/1/10 (b)	14,000	13,934
Natixis Finance Co., 0.20% (c), 11/3/09	65,000	64,999
Pfizer, Inc., 0.55% (c), 2/9/10 (b)	14,000	13,979
Total Commercial Paper (Amortized Cost $367,665)		367,665
Corporate Bonds (18.2%)
AFCO, Inc., 0.62% (a), 1/28/10 (b)	75,000	75,000
Ballenisles Country Club, 0.35% (a), 12/1/22	10,000	10,000
Bear Stearns Cos. LLC, Series B, 0.55% (a), 5/18/10, MTN	14,000	13,984
BellSouth Corp., 4.23%, 4/26/10 (b)	11,000	11,129
Credit Suisse First Boston USA, Inc., Series 2, 0.29% (a), 11/20/09	17,000	16,960
General Electric Capital Corp., 0.34% (a), 4/5/10, MTN	15,000	14,983
GlaxoSmithKline Capital, Inc., 1.08% (a), 5/13/10	12,000	12,047
Goldman Sachs Group, Inc., 0.38% (a), 6/28/10, MTN	16,000	15,925
Gryphon Funding Ltd., 8/5/10 (d) (e) (f) (g)	10,994	6,046
Gulf Power Co., Series 09-A, 0.38% (a), 6/28/10	7,000	7,000
Hewlett-Packard Co., 0.36% (a), 6/15/10	15,000	15,013
IBM International Group Capital LLC, 0.63% (a), 9/24/10 (b)	11,000	11,000
Morgan Stanley, Series F 0.37% (a), 1/15/10, MTN	14,100	14,008
0.56% (a), 1/15/10	12,500	12,347
2.55% (a), 5/14/10, MTN	5,900	5,855
Royal Bank of Scotland PLC, 2.02% (a), 1/12/10 (b)	70,000	70,000
Sabri Arac, Series 2005, 0.30% (a), 10/1/35	6,000	6,000
SIV Portfolio (formerly Cheyne Finance LLC), 11/5/07 (d) (f) (g) (h)	5,821	—
UBS AG Stamford, CT, 1.81% (a), 1/13/10, MTN	65,000	65,000
Wachovia Corp., Series G
0.32% (a), 7/26/10, MTN	6,000	5,946
0.35% (a), 7/26/10, MTN	4,000	3,971
Total Corporate Bonds (Amortized Cost $396,176)		392,214

See notes to financial statements.

4

The Victory Portfolios  Schedule of Portfolio Investments — continued
Institutional Money Market Fund  October 31, 2009

(Amounts in Thousands)

Security Description	Principal Amount	Value*
Municipal Bonds (12.8%)
California State Department of Water Resources Supply Revenue
Series C-1, 0.25% (a), 5/1/22, LOC Dexia Credit Local	$20,575	$20,575
Series C-5, 0.23% (a), 5/1/22, LOC Dexia Credit Local	14,000	14,000
California Statewide Communities Development Authority Revenue, Redlands Community Hospital, Series B, 0.19% (a), 4/1/29, LOC JPMorgan Chase Bank	9,000	9,000
Chattanooga Industrial Development Board Revenue, Bluecross Blueshield of Tennessee, Inc., 0.33%, 1/1/28, LOC Bank of America N.A. (a) (i)	28,000	28,000
Illinois Finance Authority Revenue, Little Co. of Mary Hospital, Series A, 0.23% (a), 8/15/35, LOC JPMorgan Chase Bank	20,185	20,185
LoanStar Assets Partners LP Student Loan Revenue, Series A, 0.30% (a), 2/1/40, LOC State Street B&T Co.	43,600	43,600
Massachusetts State Health & Educational Facilities Authority Revenue, Dana-Farber Cancer Institution, Series L1, 0.20% (a), 12/1/46, LOC JPMorgan Chase Bank	14,300	14,300
Michigan State Hospital Finance Authority Revenue, Henry Ford Health System, 0.20% (a), 11/15/42, LOC JPMorgan Chase Bank	8,600	8,600
Mississippi Business Finance Corp., IDR, Cellular South, Inc., 0.35% (a), 4/1/22, LOC Bank of America N.A.	11,700	11,700
New Jersey Health Care Facilities Financing Authority Revenue, AHS Hospital Corp., Series C, 0.17% (a), 7/1/36, LOC JPMorgan Chase Bank	11,380	11,380
Oregon State Facilities Authority Revenue, Peacehealth
Series A, 0.18% (a), 8/1/34, LOC U.S. Bank N.A.	5,600	5,600
Series B, 0.18% (a), 8/1/34, LOC U.S. Bank N.A.	4,960	4,960
Rhode Island Student Loan Authority Revenue
Series C-2, 0.55%, 7/1/48, LOC Dexia Credit Local, AMT (a) (i)	25,200	25,200
Series C-3, 0.60% (a), 7/1/48, LOC Dexia Credit Local	9,900	9,900
San Jose Financing Authority Revenue, Series F, 0.27% (a), 6/1/34, LOC Bank of America N.A.	21,445	21,445
Savannah College of Art & Design, Inc., Revenue, Series 2004 BD, 0.35% (a), 4/1/24, LOC Bank of America N.A., AMT	10,100	10,100
Syracuse Industrial Development Agency Civic Facilities Revenue, Syracuse University
Series A, 0.17% (a), 12/1/35, LOC JPMorgan Chase Bank	10,800	10,800
Series B, 0.17% (a), 12/1/35, LOC JPMorgan Chase Bank	5,700	5,700
Total Municipal Bonds (Amortized Cost $275,045)		275,045
Repurchase Agreements (21.2%)
Goldman Sachs Group, Inc., 0.08%, 11/2/09 (Date of agreement 10/30/09, Proceeds at maturity $256,202, collateralized by U.S. Government Securities, 6.00%, 3/1/34, market value $261,324)	256,200	256,200
RBS Securities, Inc., 0.08%, 11/2/09 (Date of agreement 10/30/09, Proceeds at maturity $200,001, collateralized by U.S. Treasury Obligations, 1.38%-2.38%, 5/15/12-8/13/14, market value $204,001)	200,000	200,000
Total Repurchase Agreements (Amortized Cost $456,200)		456,200

See notes to financial statements.

5

The Victory Portfolios  Schedule of Portfolio Investments — continued
Institutional Money Market Fund  October 31, 2009

(Amounts in Thousands)

Security Description	Principal Amount	Value*
U.S. Government Agency Securities (17.5%)
Federal Farm Credit Bank, 0.40% (a), 6/1/10	$90,000	$90,000
Federal Home Loan Bank
0.02% (c), 11/2/09	16,460	16,460
0.42% (a), 4/28/10	35,000	35,004
0.50%, 9/17/10, Callable 12/17/09 @ 100	20,000	20,000
0.50%, 10/25/10	25,000	24,999
0.55%, 11/4/10, Callable 12/4/09 @ 100 (j)	34,000	34,000
0.60%, 7/26/10	40,000	39,977
0.70%, 5/13/10	70,000	70,000
0.72%, 6/28/10, Callable 12/10/09 @ 100	17,000	17,000
Series 2, 0.50%, 10/28/10, Callable 4/28/10 @ 100	9,280	9,280
Federal National Mortgage Assoc., 0.17% (a), 7/13/10	20,000	19,995
Total U.S. Government Agency Securities (Amortized Cost $376,715)		376,715
U.S. Treasury Obligations (3.7%)
U.S. Treasury Bills
0.31% (c), 11/19/09	15,000	14,998
0.50% (c), 4/1/10	35,000	34,927
0.59% (c), 4/8/10	30,268	30,189
Total U.S. Treasury Obligations (Amortized Cost $80,114)		80,114
Other (0.0%)
Irrevocable Letter of Credit with KeyCorp, an affiliate of the Adviser, expires November 6, 2009 (See Note 7 in Notes to Financial Statements)	—	—
Total Other (Amortized Cost $—)		—
Total Investments (Amortized Cost $2,188,983) — 101.5%		2,185,021
Liabilities in excess of other assets — (1.5)%		(32,129)
NET ASSETS — 100.0%		$2,152,892

*  Value represents amortized cost except for security notes with footnote (d).

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/09.

(b)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Rate represents the effective yield at purchase.

See notes to financial statements.

6

The Victory Portfolios  Schedule of Portfolio Investments — continued
Institutional Money Market Fund  October 31, 2009

(Amounts in Thousands)

(d)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

Security	Acquisition Date	Acquisition Cost	Principal Amount	Fair Value	Percent of Net Assets
Gryphon Funding Ltd., 8/5/10	7/17/08	$4,188	$10,994	$6,046	0.3%
SIV Portfolio (formerly Cheyne Finance LLC), 11/5/07	10/24/06	5,817	5,821	—	—

(e)  Non-income producing security.

(f)  Supported by an Irrevocable Letter of Credit with KeyCorp, an affiliate of the Adviser, as discussed more fully in the Notes to Schedules of Portfolio Investments. Security is fair valued in accordance with procedures approved by the Board of Trustees and represents 0.3% of net assets as of 10/31/09.

(g)  Security is issued by a structured investment vehicle.

(h)  Security is in default.

(i)  All or a portion of this security has been segregated as collateral for securities purchased on a when-isued basis.

(j)  Security purchased on a "when-issued" basis.

AMT  Subject to alternative minimum tax

FSB  Federal Savings Bank

IDR    Industrial Development Revenue

LLC    Limited Liability Co.

LOC  Letter of Credit

LP    Limited Partnership

MTN  Medium Term Note

PLC    Public Liability Co.

See notes to financial statements.

7

The Victory Portfolios  Schedule of Portfolio Investments
Federal Money Market Fund  October 31, 2009

(Amounts in Thousands)

Security Description	Principal Amount	Value
U.S. Government Agency Securities (59.9%)
Federal Farm Credit Bank
0.58% (a), 2/17/10	$25,000	$25,000
0.83% (a), 3/17/10	50,000	50,000
Series 1, 0.23% (a), 7/28/10	50,000	50,000
Federal Home Loan Bank
4.00%, 11/13/09	21,000	21,026
1.18% (a), 11/20/09	40,000	40,000
0.92% (b), 1/19/10	10,050	10,030
0.70%, 5/13/10	120,000	120,000
0.72%, 6/28/10, Callable 12/10/09 @ 100	13,000	13,000
0.60%, 7/26/10	25,000	24,986
Series 3
0.63% (a), 8/4/10	175,000	175,000
0.50%, 9/17/10, Callable 12/17/09 @ 100 (c)	10,000	10,000
0.50%, 10/25/10-11/24/10	32,000	31,999
Series 2
0.50%, 10/28/10, Callable 4/28/10 @ 100	5,000	5,000
0.55%, 11/4/10, Callable 12/4/09 @ 100 (d)	8,000	8,000
Federal Home Loan Mortgage Corp.
0.85% (b), 12/21/09	25,000	24,971
4.88%, 2/9/10	35,000	35,426
Total U.S. Government Agency Securities (Amortized Cost $644,438)		644,438
U.S. Treasury Obligations (4.2%)
U.S. Treasury Bills
0.31% (b), 11/19/09	35,000	34,995
0.59% (b), 4/8/10	10,000	9,974
Total U.S. Treasury Obligations (Amortized Cost $44,969)		44,969
Repurchase Agreements (36.5%)
Deutsche Bank Securities, Inc., 0.08%, 11/2/09 (Date of agreement 10/30/09, Proceeds at maturity $175,001, collateralized by U.S. Government Securities, 5.00%-7.00%, 12/1/19-5/1/47, market value $178,500)	175,000	175,000
Goldman Sachs Group, Inc., 0.08%, 11/2/09 (Date of agreement 10/30/09, Proceeds at maturity $42,900, collateralized by U.S. Government Securities, 2.80%-5.87%, 2/1/36-10/1/37, market value $43,758)	42,900	42,900
RBS Securities, Inc., 0.08%, 11/2/09 (Date of agreement 10/30/09, Proceeds at maturity $175,001, collateralized by U.S. Treasury Obligations, 1.38%, 5/15/12, market value $178,504)	175,000	175,000
Total Repurchase Agreements (Amortized Cost $392,900)		392,900
Total Investments (Amortized Cost $1,082,307) (e) — 100.6%		1,082,307
Liabilities in excess of other assets — (0.6)%		(6,165)
NET ASSETS — 100.0%		$1,076,142

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/09.

(b)  Rate represents the effective yield at purchase.

(c)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(d)  Security purchased on a "when-issued" basis.

(e)  Represents cost for financial reporting and federal income tax purposes.

See notes to financial statements.

8

Statements of Assets and Liabilities

The Victory Portfolios   October 31, 2009

(Amounts in Thousands, Except Per Share Amounts)

	Institutional Money Market Fund	Federal Money Market Fund
ASSETS:
Investments, at amortized cost (a)	$1,728,821	$689,407
Repurchase agreements, at value (b)	456,200	392,900
Total Investments	2,185,021	1,082,307
Cash	581	610
Interest receivable	2,286	1,740
Receivable for investments sold	11,006	—
Receivable from Adviser	—	13
Prepaid expenses	143	26
Total Assets	2,199,037	1,084,696
LIABILITIES:
Payable for investments purchased	45,000	8,000
Distributions payable	306	2
Accrued expenses and other payables:
Investment advisory fees	324	230
Administration fees	159	83
Custodian fees	22	12
Transfer agent fees	52	24
Trustee fees	5	1
Shareholder servicing fees	33	25
Other accrued expenses	244	177
Total Liabilities	46,145	8,554
NET ASSETS:
Capital	2,156,600	1,076,236
Undistributed (distributions in excess of) net investment income	(55)	(57)
Accumulated net realized losses from investment transactions	309	(37)
Net unrealized depreciation on investments	(3,962)	—
Net Assets	$2,152,892	$1,076,142
Net Assets
Investor Shares	$2,021,341	$857,020
Select Shares	131,551	219,122
Total	$2,152,892	$1,076,142
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Investor Shares	2,025,044	857,096
Select Shares	131,692	219,138
Total	2,156,736	1,076,234
Net asset value, offering (except Class A Shares) and redemption price per share:
Investor Shares	$1.00	$1.00
Select Shares	$1.00	$1.00

(a)  Represents value for Institutional Money Market Fund. Amortized cost is $1,732,783.

(b)  Value is equal to amortized cost.

See notes to financial statements.

9

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2009

(Amounts in Thousands)

	Institutional Money Market Fund	Federal Money Market Fund
Investment Income:
Interest income	$22,084	$9,635
Total Income	22,084	9,635
Expenses:
Investment advisory fees	3,649	3,649
Administration fees	1,822	1,433
Shareholder servicing fees — Select Shares	386	906
Custodian fees	246	197
Transfer agent fees	343	270
Transfer agent fees — Investor Shares	134	83
Transfer agent fees — Select Shares	12	35
Trustees' fees	178	147
Treasury Guarantee Program	734	700
Legal and audit fees	249	184
Other expenses	274	257
Total Expenses	8,027	7,861
Shareholder servicing fees waived — Select Shares	—	(152)
Expenses waived/reimbursed by Adviser	—	(410)
Net Expenses	8,027	7,299
Net Investment Income	14,057	2,336
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	23	(37)
Unrealized depreciation on investments	(397)	—
Net realized/unrealized gains (losses) from investments	(374)	—
Increase from payments by an affiliate for losses due to decline in the value of portfolio securities (see Note 7)	589	—
Decrease from payments to an affiliate for recoupment of amounts previously paid under an irrevocable letter of credit (see Note 7)	(4,835)	—
Change in net assets resulting from operations	$9,437	$2,299

See notes to financial statements.

10

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Institutional Money Market Fund		Federal Money Market Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
From Investment Activities:
Operations:
Net investment income	$14,057	$51,194	$2,336	$47,034
Net realized gains (losses) from investment transactions	23	287	(37)	240
Unrealized depreciation on investments	(397)	(3,565)	—	—
Increase from payments by an affiliate for losses due to decline in the value of portfolio securities (see Note 7)	589	4,246	—	—
Decrease from payments to an affiliate for recoupment of amounts previously paid under an irrevocable letter of credit (see Note 7)	(4,835)	—	—	—
Change in net assets resulting from operations	9,437	52,162	2,299	47,274
Distributions to Shareholders:
From net investment income:
Investor Shares	(13,222)	(45,598)	(2,118)	(34,496)
Select Shares	(852)	(5,587)	(236)	(12,532)
From net realized gains:
Investor Shares	—	—	(168)	—
Select Shares	—	—	(66)	—
Change in net assets resulting from distributions to shareholders	(14,074)	(51,185)	(2,588)	(47,028)
Change in net assets from capital transactions	286,872	46,259	(844,685)	67,380
Change in net assets	282,235	47,236	(844,974)	67,626
Net Assets:
Beginning of period	1,870,657	1,823,421	1,921,116	1,853,490
End of period	$2,152,892	$1,870,657	$1,076,142	$1,921,116
Undistributed (distributions in excess of) net investment income	$(55)	$643	$(57)	$(39)

See notes to financial statements.

11

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Institutional Money Market Fund		Federal Money Market Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
Capital Transactions:
Investor Shares
Proceeds from shares issued	$11,854,781	$8,280,284	$3,821,667	$10,879,441
Dividends reinvested	3,526	10,305	1,671	28,990
Cost of shares redeemed	(11,576,420)	(8,184,510)	(4,316,787)	(10,914,204)
Total Investor Shares	$281,887	$106,079	$(493,449)	$(5,773)
Select Shares
Proceeds from shares issued	$2,469,719	$3,822,870	$1,089,476	$1,718,645
Dividends reinvested	738	4,655	290	11,878
Cost of shares redeemed	(2,465,472)	(3,887,345)	(1,441,002)	(1,657,370)
Total Select Shares	$4,985	$(59,820)	$(351,236)	$73,153
Change in net assets from capital transactions	$286,872	$46,259	$(844,685)	$67,380
Share Transactions:
Investor Shares
Issued	11,854,781	8,280,284	3,821,667	10,879,441
Reinvested	3,526	10,305	1,671	28,990
Redeemed	(11,576,420)	(8,184,510)	(4,316,787)	(10,914,204)
Total Investor Shares	281,887	106,079	(493,449)	(5,773)
Select Shares
Issued	2,469,719	3,822,870	1,089,476	1,718,645
Reinvested	738	4,655	290	11,878
Redeemed	(2,465,472)	(3,887,345)	(1,441,002)	(1,657,370)
Total Select Shares	4,985	(59,820)	(351,236)	73,153
Change in Shares	286,872	46,259	(844,685)	67,380

See notes to financial statements.

12

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Institutional Money Market Fund
	Investor Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000		$1.000	$1.000
Investment Activities:
Net investment income	0.008	0.028	0.051		0.044	0.026
Net realized and unrealized gains (losses) on investments	— (a)	— (a)	—	(a)	—	— (a)
Total from Investment Activities	0.008	0.028	0.051		0.044	0.026
Distributions:
Net investment income	(0.008)	(0.028)	(0.051)		(0.044)	(0.026)
Total Distributions	(0.008)	(0.028)	(0.051)		(0.044)	(0.026)
Net Asset Value, End of Period	$1.000	$1.000	$1.000		$1.000	$1.000
Total Return	0.77%	2.84%	5.18	%(b)	4.54%	2.58%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,021,341	$1,743,738	$1,636,897		$1,352,595	$1,247,290
Ratio of net expenses to average net assets	0.40%	0.36%	0.37%		0.38%	0.37%
Ratio of net investment income to average net assets	0.76%	2.80%	4.97%		4.45%	2.53%
Ratio of gross expenses to average net assets (c)	0.40%	0.36%	0.37%		0.38%	0.41%
Ratio of net investment income to average net assets (c)	0.76%	2.80%	4.97%		4.45%	2.49%

(a)  Rounds to less than $0.001 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

13

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Institutional Money Market Fund
	Select Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000		$1.000	$1.000
Investment Activities:
Net investment income	0.005	0.025	0.048		0.042	0.023
Net realized and unrealized gains (losses) on investments	— (a)	— (a)	—	(a)	—	— (a)
Total from Investment Activities	0.005	0.025	0.048		0.042	0.023
Distributions:
Net investment income	(0.005)	(0.025)	(0.048)		(0.042)	(0.023)
Total Distributions	(0.005)	(0.025)	(0.048)		(0.042)	(0.023)
Net Asset Value, End of Period	$1.000	$1.000	$1.000		$1.000	$1.000
Total Return	0.52%	2.57%	4.91	%(b)	4.28%	2.32%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$131,551	$126,919	$186,524		$157,785	$146,105
Ratio of net expenses to average net assets	0.66%	0.61%	0.62%		0.63%	0.62%
Ratio of net investment income to average net assets	0.55%	2.61%	4.70%		4.24%	2.29%
Ratio of gross expenses to average net assets (c)	0.66%	0.61%	0.62%		0.63%	0.66%
Ratio of net investment income to average net assets (c)	0.55%	2.61%	4.70%		4.24%	2.25%

(a)  Rounds to less than $0.001 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

14

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Federal Money Market Fund
	Investor Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000		$1.000	$1.000
Investment Activities:
Net investment income	0.002	0.025	0.050		0.044	0.025
Net realized and unrealized gains (losses) on investments	— (a)	— (a)	—	(a)	— (a)	— (a)
Total from Investment Activities	0.002	0.025	0.050		0.044	0.025
Distributions:
Net investment income	(0.002)	(0.025)	(0.050)		(0.044)	(0.025)
Net realized gains from investments	— (a)	—	—		—	—
Total Distributions	(0.002)	(0.025)	(0.050)		(0.044)	(0.025)
Net Asset Value, End of Period	$1.000	$1.000	$1.000		$1.000	$1.000
Total Return	0.19%	2.53%	5.07	%(b)	4.45%	2.48%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$857,020	$1,350,683	$1,356,283		$1,142,994	$1,187,123
Ratio of net expenses to average net assets	0.45%	0.40%	0.42%		0.43%	0.41%
Ratio of net investment income to average net assets	0.19%	2.52%	4.86%		4.35%	2.51%
Ratio of gross expenses to average net assets (c)	0.47%	0.40%	0.42%		0.43%	0.48%
Ratio of net investment income to average net assets (c)	0.17%	2.52%	4.86%		4.35%	2.44%

(a)  Rounds to less than $0.001 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

15

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Federal Money Market Fund
	Select Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000		$1.000	$1.000
Investment Activities:
Net investment income	0.001	0.022	0.047		0.041	0.022
Net realized and unrealized gains (losses) on investments	— (a)	— (a)	—	(a)	— (a)	— (a)
Total from Investment Activities	0.001	0.022	0.047		0.041	0.022
Distributions:
Net investment income	(0.001)	0.022	(0.047)		(0.041)	(0.022)
Net realized gains from investments	— (a)	—	—		—	—
Total Distributions	(0.001)	0.022	(0.047)		(0.041)	(0.022)
Net Asset Value, End of Period	$1.000	$1.000	$1.000		$1.000	$1.000
Total Return	0.06%	2.27%	4.81	%(b)	4.18%	2.20%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$219,122	$570,433	$497,207		$454,105	$340,625
Ratio of net expenses to average net assets	0.61%	0.65%	0.67%		0.69%	0.67%
Ratio of net investment income to average net assets	0.06%	2.23%	4.61%		4.14%	2.12%
Ratio of gross expenses to average net assets (c)	0.72%	0.65%	0.67%		0.69%	0.75%
Ratio of net investment income to average net assets (c)	(0.05)%	2.23%	4.61%		4.14%	2.04%

(a)  Rounds to less than $0.001 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

16

Notes to Financial Statements

The Victory Portfolios  October 31, 2009

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. As of October 31, 2009, the Trust offered shares of 22 funds. The accompanying financial statements are those of the Institutional Money Market Fund and the Federal Money Market Fund (collectively, the "Funds" and individually, a "Fund").

The Funds are authorized to issue two classes of shares: Investor Shares and Select Shares. Each class of shares has substantially identical rights and privileges except with respect to fees paid under shareholder servicing plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Institutional Money Market Fund seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Federal Money Market Fund seeks to provide high current income to the extent consistent with the preservation of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Investments of the Funds are valued on the basis of amortized cost, which approximates market value. Under the amortized cost valuation method, discount or premium is accreted or amortized on a constant basis to the maturity of the security. In certain circumstances, securities may be valued at fair value determined pursuant to procedures approved by the Board of Trustees (the "Board"). Investments in other open-end investment companies are valued at their respective net asset values.

In accordance with Rule 2a-7 of the 1940 Act, the market values of the securities held in the Funds are determined at least once per week, unless the need arises to determine more frequently, using prices supplied by the Funds' independent pricing services. These values are then compared to the securities' amortized cost. Securities whose market price varies from amortized cost by more than +/- 0.5% are indentified and validated with the pricing service. If Victory Capital Management ("VCM" or the "Adviser") concludes that the price obtained from the pricing service is not reliable, or if the pricing service does not provide a price for a security, the Adviser will provide an independent dealer to supply a price. Absent a price from the pricing service or an independent dealer, the Adviser may supply a fair value for the security for the comparison, which will be determined pursuant to procedures approved by the Board. If the difference between the aggregate market price and aggregate amortized cost of all securities held by a Fund exceeds +/- 0.00375%, the Funds' administrator will notify a senior officer of the Funds who will call a meeting of the Board to fully advise the Funds' Trustees. If the difference exceeds +/- 0.0050%, a meeting of the Board will be convened to determine what action, if any, to initiate.

17

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities.

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.).

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Funds' investments as of October 31, 2009 (amounts in thousands):

Fund Name	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	LEVEL 3 — Significant Unobservable Inputs	Total
Institutional Money Market
Certificates of Deposits	$—	$237,068	$—	$237,068
Commercial Paper	—	367,665	—	367,665
Corporate Bonds	—	386,168	6,046	392,214
Municipal Bonds	—	275,045	—	275,045
Repurchase Agreements	—	456,200	—	456,200
U.S. Government Agency Securities	—	376,715	—	376,715
U.S. Treasury Obligations	—	80,114	—	80,114
Total	—	2,178,975	6,046	2,185,021
Federal Money Market
U.S. Government Agency Securities	—	644,438	—	644,438
U.S. Treasury Obligations	—	44,969	—	44,969
Repurchase Agreements	—	392,900	—	392,900
Total	—	1,082,307	—	1,082,307

Reconciliation of Level 3 Items

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Institutional Money Market Fund	Investments In Securities
Balance as of 10/31/08	$7,424
Realized Gain (Loss)	(4,246)
Change in unrealized appreciation/depreciation (a)	(397)
Net purchases (sales)	3,265
Transfers in and/or out of Level 3	—
Balance as of 10/31/09	$6,046

(a)  The change in unrealized appreciation/depreciation is attributable to investments held at October 31, 2009.

18

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

Treasury Guarantee Program for Money Market Funds:

The Board of the Trust approved, on October 7, 2008, the participation by each of the Funds in the U.S. Department of Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program insured shareholders against loss up to the maximum amount of shares held as of the close of business September 19, 2008, in the event that any Fund liquidated its holdings and the net asset value per share at the time of liquidation is less than $1.00 per share. The Program was designed to help stabilize the credit markets by discouraging substantial redemptions in money market funds.

Participation in the initial months of the Program (that is, until December 18, 2008) required a payment to the U.S. Department of Treasury in the amount of 0.01% based on the net asset value of each Fund as of September 19, 2008. On November 24, 2008 the Secretary of the Treasury extended the Program beyond its initial three-month term through the close of business April 30, 2009, and on March 31, 2009 chose to extend it further, up through September 18, 2009. On December 3, 2008, the Board approved the Funds' participation in the extension of the Program through April 30, 2009. Furthermore, on April 9, 2009, the Board approved the Funds' continued participation in the Program through its conclusion on September 18, 2009. Participation in these two extensions each required a payment to the U.S. Department of the Treasury in the amount of 0.015% based on the net asset value of each Fund as of September 19, 2008. The expense of the Program is included within each Fund's Statement of Operations. The Program ceased operation on September 18, 2009.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:

Each Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with a value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited and/or result in additional costs. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Securities Purchased on a When-Issued Basis:

Each Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable for investments purchased on the accompanying statements of assets and

19

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

liabilities. As of October 31, 2009, the Funds had outstanding when-issued purchase commitments covered by the segregated assets identified on the Schedules of Portfolio Investments.

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly by the Funds. Distributable net realized capital gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital in the statements of assets and liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Other:

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each fund in the Trust on the basis of relative net assets or other appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, shareholder servicing, printing and 12b-1 fees.

Subsequent Events:

The Funds have evaluated subsequent events through December 22, 2009, which is the date these financial statements were issued and there are no subsequent events to report.

3.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by VCM, a wholly owned subsidiary of KeyBank National Association ("KeyBank"). Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the Funds. The investment advisory fee of the Institutional Money Market Fund is computed at an annual rate of 0.20% of the Fund's average daily net assets up to $1.5 billion, 0.17% of the Fund's average daily net assets between $1.5 billion and $3.0 billion, and 0.15% of the Fund's average daily net assets greater than $3.0 billion; the investment advisory fee of the Federal Money Market Fund is computed at an annual rate of 0.25% of the Fund's average daily net assets up to $1.5 billion, 0.20% of the Fund's average daily net assets between $1.5 billion and $3.0 billion, and 0.15% of the Fund's average daily net assets greater than $3.0 billion. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

KeyBank, serving as custodian for all Funds in the Trust (excluding International Fund and International Select Fund), receives custodian fees computed at the annual rate of 0.013% of the first

20

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

$10 billion of the Trust's, The Victory Variable Insurance Funds' and The Victory Institutional Funds' (the "Victory Trusts") average daily net assets, 0.0113% of the Victory Trusts' average daily net assets between $10 billion and $12.5 billion and 0.0025% of the Victory Trusts' average daily net assets greater than $12.5 billion. Average daily net assets for this computation does not include International Fund and International Select Fund. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, the Trust and The Victory Variable Insurance Funds (collectively, the "Trusts") pay VCM a fee at the annual rate of 0.108% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.078% of the aggregate net assets of the Trusts between $8 billion and $10 billion; plus 0.075% of the aggregate net assets of the Trusts between $10 billion and $12 billion; plus 0.065% of the aggregate net assets of the Trusts in excess of $12 billion, for providing certain administrative and fund accounting services to the Trusts' series.

The Institutional Money Market Fund entered into an irrevocable letter of credit with KeyCorp, an affiliate of the Adviser. Details of this transaction are located in footnote 7.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Funds' Transfer Agent. Under the terms of the Transfer Agent Agreement, Citi receives a fee that is calculated daily at the annual rate of 0.02% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.015% of the aggregate net assets of the Trusts between $8 billion and $16 billion; plus 0.01% of the aggregate net assets of the Trusts between $16 billion and $20 billion; plus 0.005% of the aggregate net assets of the Trusts, in excess of $20 billion. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

The Distributor or financial institutions (directly or through the Distributor) may receive from the Funds, pursuant to a Shareholder Servicing Plan, a fee of up to 0.25% of the average daily net assets of the Select Shares of the Funds for providing support services to shareholders of the Funds, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Adviser. For the fiscal year ended October 31, 2009, affiliates of the Adviser earned $1,139 (amount in thousands).

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Funds. The Plan allows the Adviser, the Administrator and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to this Plan. To the extent that any payments made by the Funds' Administrator, Distributor, Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan. No fees are currently being paid under the Plan.

The Adviser, Citi, or other service providers may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. These amounts are not available to be recouped at a future time.

The Federal Money Market Fund has entered into a fee waiver and expense reimbursement agreement with the Adviser and has agreed to waive fees or reimburse expenses by amounts necessary to maintain a minimum yield of 0.01% and in which the Fund has agreed to repay fees

21

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the yield of a class to decrease below 0.01%. The Adviser is contractually limiting fees and expenses until March 31, 2010. As of October 31, 2009, the following amounts have been waived or reimbursed by the Adviser and are subject to repayment by the respective fund (amounts in thousands):

Fund	Amount Waived or Reimbursed	Expires October 31,
Federal Money Market Fund, Investor Class	$116	2012
Federal Money Market Fund, Select Class	174	2012

On December 1, 2006, VCM paid the Funds comprising The Victory Portfolios approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, BISYS Fund Services, Inc., ("BISYS")(BISYS was acquired by Citi on August 1, 2007) and VCM, the sub-administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures required additional disclosure to the Board at the time incurred. Under terms of the agreement, Citi and VCM will pay an aggregate of approximately $13.3 million (inclusive of the amounts already paid on December 1, 2006). The payment from Citi will be made on a date and pursuant to a distribution plan to be approved by the Securities and Exchange Commission (the "SEC") in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to the same matters. A proposed plan of distribution, ("Fair Fund Plan") was posted by the SEC for public review and comment on May 29, 2009. Further information, including the methodology of the Fair Fund Plan, is available on the SEC website at www.sec.gov/litigation/admin/2009/34-60011-pdp.pdf. None of these payments has had, or is expected to have, a material effect on the net asset value of any fund.

4.  Risks:

The Funds will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Funds. The Funds may be negatively impacted if counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by the Adviser to be of comparable quality.

5.  Line of Credit:

The Victory Trusts (except International Fund and International Select Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $150 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 30 basis points on $150 million for providing the Line of Credit. Prior to June 1, 2009, KeyCorp received an annual commitment fee of eight basis points on $200 million for providing the line of credit. For the fiscal year ended October 31, 2009, KeyCorp earned approximately $300 for the Line of Credit fee (amount in thousands). Each Fund in the Victory Trusts (except International Fund and International Select Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan outstanding and average interest rate for each Fund during the fiscal year ended October 31, 2009 was as follows (dollar amounts in thousands):

Fund	Average Loan	Average Rate
Institutional Money Market Fund	$17	1.48%
Federal Money Market Fund	5	1.06%

22

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

6.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Distrubutions Paid From Ordinary Income
Institutional Money Market Fund	$15,881
Federal Money Market Fund	3,900

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Distributions Paid From Ordinary Income
Institutional Money Market Fund	$56,522
Federal Money Market Fund	52,332

As of October 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows (total distributions payable differ from the Statements of Assets and Liabilities because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Undistributed Ordinary Income	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ Deficit
Institutional Money Market Fund	$711	$(306)	$(5,566)	$1,533	$(3,628)
Federal Money Market Fund	22	(2)	(37)	—	(17)

*The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the difference between book and tax recognition of income/losses on certain securities.

As of October 31, 2009, the following Fund had net capital loss carry forwards to offset future net capital gains, if any, to the extent provided by Treasury regulations (amounts in thousands):

	Expiration Year
	2013	2015	2016	2017	Total
Institutional Money Market Fund	$1	$1	$1,341	$4,223	$5,566
Federal Money Market Fund	—	—	—	37	37

The cost basis of investments of the Institutional Money Market Fund for federal income tax purposes, gross unrealized appreciation, gross realized depreciation and net unrealized appreciation/depreciation as of October 31, 2009 is as follows (amounts in thousands):

The cost basis of investments for federal income tax purposes, gross unrealized appreciation, gross realized depreciation and net unrealizedappreciation/depreciation is as follows (amount in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Institutional Money Market Fund	$2,183,488	$5,495	$(3,962)	$1,533

23

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

7.  Market Events:

The value of asset-backed securities, including those issued by structured investment vehicles (SIVs), may be affected by, among other things, changes in: interest rates, the quality of underlying assets or the market's assessment of those assets, factors concerning the interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of entities that provide any credit enhancements. SIVs generally have experienced significantly decreased liquidity as well as declines in the market value of certain categories of collateral underlying the SIVs.

The Institutional Money Market Fund (the "IMM Fund") owns obligations of SIV Portfolio plc ("Portfolio"), formerly Cheyne Finance LLC, a SIV. On August 28, 2007, Portfolio breached a financial covenant related to the market value of its underlying collateral. Portfolio subsequently became insolvent and defaulted on its obligations to pay interest and principal due to the noteholders. The Trust's Board, acting on the recommendation of the Adviser, and in the exercise of its business judgment, concluded that it would not be in the best interests of the IMM Fund or its shareholders to dispose of the Portfolio obligations at that time.

In mid-July 2008, Portfolio was restructured, and in an auction held by the receiver, bidders acquired approximately 21% of Portfolio's non-cash assets. The remaining non-cash assets were transferred to Gryphon Funding ("Gryphon"), a new SIV. As a result of the reorganization, the IMM Fund currently holds interests in both Portfolio and Gryphon. During the period ended October 31, 2009, Gryphon has made monthly cash distributions from the underlying holdings.

On July 17, 2008, KeyCorp, the parent of the Adviser, amended an irrevocable letter of credit established for the benefit of the IMM Fund. The amendment increased the amount of the letter of credit to $15 million and continues to provide that KeyCorp will maintain the mark-to-market net asset value of the IMM Fund at $0.9985 (or $0.9950 if the IMM Fund no longer is rated by Standard & Poor's Corporation).

On November 6, 2009, the letter of credit was amended and restated extending the expiration date to March 31, 2010. In addition, amendment changed (a) KeyCorp's agreement to maintain the mark-to-market net asset value of the IMM Fund from $0.9950 to $0.9975 if the IMM Fund no longer is rated by Standard & Poor's Company and (b) the condition under which KeyCorp may seek return of amounts advanced.

For purposes of carrying out the monitoring procedures, as described in the Funds' Statement of Additional Information, the IMM Fund has assigned mark-to-market values of the Portfolio and Gryphon securities to amounts below par. Through October 31, 2009, the IMM Fund had drawn on the letter of credit for $4.8 million cumulatively, permitting the IMM Fund to maintain its net asset value per share at $1.00. As of October 31, 2009, the IMM Fund returned to KeyCorp all amounts advanced under the letter of credit in accordance with its terms, because the IMM Fund no longer needed those amounts to maintain its net asset value per share at $1.00.

For financial statement purposes, the Portfolio and Gryphon securities are recorded at fair value.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Victory Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Victory Portfolios, constituting the Institutional Money Market Fund and the Federal Money Market Fund (the "Funds"), as of October 31, 2009, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights presented herein for each of the respective periods ended October 31, 2008 and prior were audited by another registered public accounting firm whose report dated December 22, 2008 expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Portfolios as of October 31, 2009, the results of their operations for the year then ended, and the changes in their net assets for year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 22, 2009

25

  Supplemental Information
The Victory Portfolios  October 31, 2009

  (Unaudited)

Trustee and Officer Information

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently eleven Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustees"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their year of birth, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 22 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Independent Trustees.

Mr. David Brooks Adcock (1951)	Trustee	February 2005	Consultant (since 2006); General Counsel, Duke University and Duke University Health System (1982-2006).	None.

Mr. Nigel D. T. Andrews (1947)	Vice Chair and Trustee	August 2002	Retired.	Chemtura Corporation; Old Mutual plc.

Teresa C. Barger (1955)	Trustee	December 2008	Chief Investment Officer/Chief Executive Officer, Cartica Capital LLC (since, 2007); Director of the Corporate Governance and Capital Markets Advisory Department for the World Bank and International Finance Corporation (2004-2007).	None.

Ms. E. Lee Beard (1951)	Trustee	February 2005	Principal Owner (since 2005) The Henlee Group; President/Owner (2003-2005) ELB Consultants.	None.

Ms. Lyn Hutton (1950)	Trustee	March 2002	Chief Investment Officer, The Commonfund for Nonprofit Organizations (since 2003).	None.

Mr. John L. Kelly (1953)	Trustee	May 2008	Private Investor (since 2009); Managing Director, JL Thornton & Co. Financial Consultant (2003-2009).	None.

26

  Supplemental Information — continued
The Victory Portfolios  October 31, 2009

  (Unaudited)

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
David L. Meyer (1957)	Trustee	December 2008	Retired (since 2008), Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008).	None.

Ms. Karen F. Shepherd (1940)	Trustee	August 2002	Retired.	UBS Bank USA; OC Tanner Co.

Mr. Leigh A. Wilson (1944)	Chair and Trustee	November 1994	Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum (since 2004).	Chair, Old Mutual Advisor II Funds (23 portfolios) and Old Mutual Insurance Series (8 Portfolios); Trustee, Old Mutual Funds III (12 Portfolios).

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Interested Trustees.

David C. Brown (1972)	Trustee	May 2008	Chief Operating Officer, Victory Capital Management, Inc. (since 2004).	None.

Robert L. Wagner (1954)	Trustee	December 2009	Chief Executive Officer, Victory Capital Management, Inc. (since 2004).	None.

Messrs. Brown and Wagner are "Interested Persons" by reason of their relationship with Victory Capital Management, Inc.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 1-800-539-3863.

27

  Supplemental Information — continued
The Victory Portfolios  October 31, 2009

  (Unaudited)

Officers.

The officers of the Trust, their year of birth, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name (Year of Birth)	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. Michael Policarpo, II (1974)	President	May 2008	Managing Director of the Adviser (since 2005). Vice President of Finance, Gartmore Global Investments, (2004-2005).

Mr. Peter W. Scharich (1964)	Vice President	May 2008	Managing Director, Mutual Fund Administration, the Adviser (since 2006), Managing Director, Strategy, the Adviser (2005-2006), Chief Financial Officer, the Adviser (2002-2005).

Mr. Christopher K. Dyer (1962)	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Mr. Jay G. Baris (1954)	Assistant Secretary	August 2003	Partner, Kramer Levin Naftalis & Frankel LLP.

Mr. Christopher E. Sabato (1968)	Treasurer	May 2006	Senior Vice President, Treasury Services, Citi.

Mr. Michael J. Nanosky (1966)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	February 2009	Vice President and Chief Compliance Officer, CCO Services of Citi Fund Services Inc. (since 2008); Vice President and Managing Director of Regulatory Compliance, National City Bank-Allegiant Asset Management (2004-2008).

Mr. Edward J. Veilleux (1943)	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002.

28

  Supplemental Information — continued
The Victory Portfolios  October 31, 2009

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-539-3863. The information included in the Funds' Statement of Additional Information, which is available on the Funds' website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds' website at www.victoryconnect.com and on the Securities and Exchange Commissions website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files its complete list of schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 through October 31, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period* 5/1/09-10/31/09	Expense Ratio During Period** 5/1/09-10/31/09
Institutional Money Market Fund
Investor Shares	$1,000.00	$1,002.50	$2.02	0.40%
Select Shares	1,000.00	1,001.20	3.28	0.65%
Federal Money Market Fund
Investor Shares	1,000.00	1,000.30	2.22	0.44%
Select Shares	1,000.00	1,000.10	2.47	0.49%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized

29

  Supplemental Information — continued
The Victory Portfolios  October 31, 2009

  (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period* 5/1/09-10/31/09	Expense Ratio During Period** 5/1/09-10/31/09
Institutional Money Market Fund
Investor Shares	$1,000.00	$1,023.19	$2.04	0.40%
Select Shares	1,000.00	1,021.93	3.31	0.65%
Federal Money Market Fund
Investor Shares	1,000.00	1,022.99	2.24	0.44%
Select Shares	1,000.00	1,022.74	2.50	0.49%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized

Institutional Money Market Fund

  Portfolio Holdings

  As a Percentage of Total Investment

Federal Money Market Fund

  Portfolio Holdings

  As a Percentage of Total Investment

Additional Federal Income Tax Information

For the year ended October 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following Funds designated the following amount as short-term capital gains distribution (amount in thousands):

Amount
Federal Money Market Fund	$234

The following Funds designated the following amount as qualified income interest distribution (amounts in thousands):

Amount
Institutional Money Market Fund	$13,699
Federal Money Market Fund	2,336

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37

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

VF-FIMMF-ANN (12/09)

October 31, 2009

Annual Report

Government Reserves Fund

Prime Obligations Fund

Financial Reserves Fund

Tax-Free Money Market Fund

Ohio Municipal Money Market Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

The Victory Portfolios

Shareholder Letter	3

Financial Statements

Schedules of Portfolio Investments	4

Statements of Assets and Liabilities	21

Statements of Operations	23

Statements of Changes in Net Assets	25

Financial Highlights	30

Notes to Financial Statements	32

Report of Independent Registered Public Accounting Firm	42

Supplemental Information

Trustee and Officer Information	43

Proxy Voting and Form N-Q Information	46

Expense Examples	46

Portfolio Holdings	47

The Funds are distributed by Victory Capital Advisers Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment advisor to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Government Reserves Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and Ohio Municipal Money Market Fund.

An investment in the Funds is not insured or guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

1

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2

Letter to Our Shareholders

The economic outlook has brightened considerably since the first quarter of 2009, thanks to swift and decisive action taken by the Federal Reserve and the U.S. Government. A variety of stimulus programs were enacted both domestically and globally to stabilize the financial markets. Together with accommodative fiscal policy, these efforts provided support and have helped strengthen the economy, evidenced by a 3.5% increase in GDP in the third quarter.

In the first quarter of 2009, the broad market continued its overall decline, but rallied sharply towards the end of the quarter to finish in a strong fashion. Both stock and bond markets rallied through the second and third quarters. Through October, the equity market is positioned to have its best year since 2003. Likewise, the bond market has strengthened, with the Barclays Capital U.S. Aggregate Bond Index posting eight consecutive months of gains. Confidence in the market continues, where expectations from analysts and the Federal Reserve predict that GDP growth in both the U.S. and foreign markets will be positive throughout 2010. Investor pessimism may be lifting as well, evidenced by flow activity in and out of various mutual fund categories. Money market funds, which many investors turned to in 2008 for their safety, have experienced net outflows year-to-date, seemingly in favor of bond funds, which have seen net in flows through October.

Economic uncertainty and market volatility has subsided, and we continue to believe that patient investors will be rewarded over the longer-term. Absolute market valuations are reasonable relative to realistic earnings estimates, and the opportunity to invest in companies with appreciation potential is promising for our investors. Victory remains constructive on the longer-term outlook, albeit cognizant of the short-term risks, and continues to invest in the market with confidence. In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1.  Consistent Performance and Investment Quality

Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2.  Client Service Excellence

Our approach is simple: communication is complete, honest, timely and straightforward — our goal is no surprises.

3.  Empowerment, Ownership and Accountability

Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high quality investment products and services.

We appreciate your confidence in the Victory Funds. We continue to closely monitor the possibility of increased regulatory reform wrought by the tumultuous times, and will strive to embrace the programs and adopt the procedures necessary to safeguard our shareholders. If you have questions or would like further information, please feel free to contact us at 1-800-539-3863 or via our website at www.VictoryConnect.com.

Michael Policarpo

President,
Victory Funds

3

The Victory Portfolios  Schedule of Portfolio Investments
Government Reserves Fund  October 31, 2009

(Amounts in Thousands)

Security Description	Principal Amount	Value
U.S. Government Agency Securities (100.6%)
Federal Farm Credit Bank
0.66% (a), 1/5/10	$15,000	$14,982
0.58% (b), 2/17/10	75,000	75,000
0.83% (b), 3/17/10	50,000	50,000
0.40% (b), 6/1/10	50,000	50,000
0.70% (b), 2/17/11	75,000	74,990
Series 1, 0.36% (b), 12/21/09	34,000	33,997
Federal Home Loan Bank
0.02% (a), 11/2/09	8,540	8,540
0.07% (a), 11/12/09	44,693	44,692
0.07% (a), 11/13/09	16,950	16,950
4.00%, 11/13/09	15,000	15,019
1.18% (b), 11/20/09	10,000	10,000
0.05% (a), 11/25/09	58,655	58,653
0.98% (a), 2/1/10	60,000	59,853
0.42% (b), 4/28/10	25,000	25,003
0.70%, 5/13/10	10,000	10,000
0.72%, 6/28/10, Callable 12/10/09 @ 100	10,000	10,000
0.60%, 7/26/10	35,000	34,981
0.50%, 9/17/10, Callable 12/17/09 @ 100	10,000	10,000
0.50%, 10/25/10-11/24/10	22,000	21,999
0.55%, 11/4/10, Callable 12/4/09 @ 100	15,000	15,000
Series 1
0.71% (a), 12/7/09	10,000	9,993
0.58% (b), 1/22/10	50,000	49,997
Series 2, 0.50%, 10/28/10, Callable 4/28/10 @ 100	3,500	3,500
Series 3, 0.63% (b), 8/4/10	25,000	25,000
Federal Home Loan Mortgage Corp.
4.88%, 2/9/10	15,000	15,183
0.08% (b), 8/10/10	25,000	24,973
Federal National Mortgage Assoc., 0.17% (b), 7/13/10	10,000	9,997
Total U.S. Government Agency Securities (Amortized Cost $778,302)		778,302
U.S. Treasury Obligations (1.3%)
U.S. Treasury Bills, 0.59% (a), 4/8/10	10,000	9,974
Total U.S. Treasury Obligations (Amortized Cost $9,974)		9,974
Total Investments (Amortized Cost $788,276) (c) — 101.9%		788,276
Liabilities in excess of other assets — (1.9)%		(14,399)
NET ASSETS — 100.0%		$773,877

(a)  Rate represents the effective yield at purchase.

(b)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/09.

(c)  Represents cost for financial reporting and federal income tax purposes.

See notes to financial statements.

4

The Victory Portfolios  Schedule of Portfolio Investments
Prime Obligations Fund  October 31, 2009

(Amounts in Thousands)

Security Description	Principal Amount	Value*
Certificates of Deposit (11.5%)
Abbey National Treasury Services PLC, Series 1, 0.62% (a), 7/12/10	$5,000	$5,000
Bank of America N.A., 0.47% (a), 12/3/09 (b)	6,000	6,000
Barclays Bank PLC NY, 1.96% (a), 1/11/10	23,000	23,000
BNP Paribas, 0.20%, 11/9/09	15,000	15,000
Societe Generale NY, 0.21%, 11/10/09	10,000	10,000
Wachovia Mortgage FSB, 4.13%, 12/15/09	3,900	3,885
Total Certificates of Deposit (Amortized Cost $62,885)		62,885
Commercial Paper (9.2%)
Bank of America Corp., 0.18% (c), 11/9/09	10,000	10,000
Campbell Soup Co., 0.70% (c), 7/26/10 (b)	5,000	4,974
Citigroup Funding, Inc., 0.25% (c), 11/18/09	10,000	9,999
Coca-Cola Co., 0.76% (c), 6/2/10 (b)	5,000	4,978
E.I. du Pont de Nemours & Co., 0.55% (c), 9/20/10 (b)	5,000	4,975
Honeywell International, Inc., 0.71% (c), 7/1/10 (b)	5,000	4,976
Natixis Finance Co., 0.20% (c), 11/3/09	5,000	5,000
Pfizer, Inc., 0.55% (c), 2/9/10 (b)	5,300	5,292
Total Commercial Paper (Amortized Cost $50,194)		50,194
Corporate Bonds (25.4%)
AFCO, Inc., 0.62% (a), 1/28/10 (b)	25,000	25,000
Bear Stearns Cos. LLC, Series B, 0.55% (a), 5/18/10, MTN	5,000	4,994
BellSouth Corp., 4.23%, 4/26/10 (b)	5,000	5,058
Credit Suisse First Boston USA, Inc., Series 2, 0.29% (a), 11/20/09	16,000	15,962
General Electric Capital Corp., 0.34% (a), 4/5/10, MTN	6,000	5,993
GlaxoSmithKline Capital, Inc., 1.08% (a), 5/13/10	4,000	4,016
Goldman Sachs Group, Inc., 0.38% (a), 6/28/10, MTN	6,000	5,972
Gryphon Funding Ltd., 8/5/10 (d) (e) (f) (g)	11,726	6,450
Gulf Power Co., Series 09-A, 0.38% (a), 6/28/10	2,500	2,500
Hewlett-Packard Co., 0.36% (a), 6/15/10	5,000	5,004
IBM International Group Capital LLC, 0.63% (a), 9/24/10 (b)	7,000	7,000
Morgan Stanley, Series F
0.37% (a), 1/15/10, MTN (h)	5,400	5,365
0.56% (a), 1/15/10	4,750	4,692
2.55% (a), 5/14/10, MTN	2,300	2,283
Royal Bank of Scotland PLC, 2.02% (a), 1/12/10 (b)	18,000	18,000
Sabri Arac, Series 2005, 0.30% (a), 10/1/35	2,395	2,395
SIV Portfolio (formerly Cheyne Finance LLC), 11/5/07 (d) (f) (g) (i)	6,209	—
UBS AG Stamford, CT, 1.81% (a), 1/13/10, MTN	15,000	15,000
Wachovia Corp., Series G
0.32% (a), 7/26/10, MTN	2,100	2,081
0.35% (a), 7/26/10, MTN	1,600	1,589
Total Corporate Bonds (Amortized Cost $143,580)		139,354

See notes to financial statements.

5

The Victory Portfolios  Schedule of Portfolio Investments — continued
Prime Obligations Fund  October 31, 2009

(Amounts in Thousands)

Security Description	Principal Amount	Value*
Municipal Bonds (18.7%)
California State Department of Water Resources Supply Revenue
Series C-5, 0.23% (a), 5/1/22, LOC Dexia Credit Local	$5,000	$5,000
Series C-1, 0.25% (a), 5/1/22, LOC Dexia Credit Local	8,000	8,000
California Statewide Communities Development Authority Revenue, Redlands Community Hospital, Series B, 0.19% (a), 4/1/29, LOC JPMorgan Chase Bank	3,500	3,500
Chattanooga Industrial Development Board Revenue, Bluecross Blueshield of Tennessee, Inc., 0.33% (a), 1/1/28, LOC Bank of America N.A.	15,000	15,000
Clackamas County Oregon Hospital Facilities Authority Revenue, Legacy Health System, Series B, 0.20% (a), 6/1/37, LOC U.S. Bank N.A.	3,500	3,500
Illinois Finance Authority Revenue, Carle Foundation, Series D, 0.17% (a), 2/15/33, LOC JPMorgan Chase Bank	3,875	3,875
Illinois Finance Authority Revenue, Little Company of Mary Hospital, Series A, 0.23% (a), 8/15/35, LOC JPMorgan Chase Bank	5,900	5,900
Kentucky Economic Development Finance Authority Hospital Facilities Revenue, Baptist Healthcare System, Inc., Series B-3, 0.16% (a), 8/15/38, LOC Branch Banking & Trust	2,815	2,815
LoanStar Assets Partners LP Student Loan Revenue, Series A, 0.30% (a), 2/1/40, LOC State Street B&T Co.	15,000	15,000
Massachusetts State Health & Educational Facilities Authority Revenue, Dana-Farber Cancer Institution, Series L1, 0.20% (a), 12/1/46, LOC JPMorgan Chase Bank	3,900	3,900
Michigan State Hospital Finance Authority Revenue, Henry Ford Health System, 0.20% (a), 11/15/42, LOC JPMorgan Chase Bank	2,500	2,500
Mississippi Business Finance Corp., IDR, Cellular South, Inc., 0.35% (a), 4/1/22, LOC Bank of America N.A.	4,400	4,400
New York Citi Housing Development Corp., Multifamily Mortgage Revenue, QFC Owner LLC, Series A, 0.27% (a), 6/1/42, LOC Citibank N.A., AMT	6,000	6,000
Oregon State Facilities Authority Revenue, Peacehealth
Series A, 0.18% (a), 8/1/34, LOC U.S. Bank N.A.	1,600	1,600
Series B, 0.18% (a), 8/1/34, LOC U.S. Bank N.A.	1,300	1,300
Rhode Island Student Loan Authority Revenue, Series C-2, 0.55% (a), 7/1/48, LOC Dexia Credit Local, AMT	11,700	11,700
San Jose Financing Authority Revenue, Series F, 0.27% (a), 6/1/34, LOC Bank of America N.A.	5,000	5,000
Savannah College of Art & Design, Inc., Revenue, Series 2004 BD, 0.35% (a), 4/1/24, LOC Bank of America N.A., AMT	3,700	3,700
Total Municipal Bonds (Amortized Cost $102,690)		102,690
Repurchase Agreements (4.8%)
Goldman Sachs Group, Inc., 0.08%, 11/2/09 (Date of agreement 10/30/09, Proceeds at maturity $26,400, collateralized by U.S. Government Securities, 2.57%-5.90%, 12/1/13-3/1/38, market value $26,928)	26,400	26,400
Total Repurchase Agreements (Amortized Cost $26,400)		26,400

See notes to financial statements.

6

The Victory Portfolios  Schedule of Portfolio Investments — continued
Prime Obligations Fund  October 31, 2009

(Amounts in Thousands)

Security Description	Principal Amount	Value*
U.S. Government Agency Securities (22.5%)
Federal Farm Credit Bank, 0.40% (a), 6/1/10	$50,000	$50,000
Federal Home Loan Bank
0.42% (a), 4/28/10	15,000	15,002
0.55%, 11/4/10, Callable 12/4/09 @ 100 (j)	5,000	5,000
0.60%, 7/26/10	20,000	19,989
0.70%, 5/13/10	12,000	12,000
0.72%, 6/28/10, Callable 12/10/09 @ 100	10,000	10,000
Series 2, 0.50%, 10/28/10, Callable 4/28/10 @ 100	3,000	3,000
Federal National Mortgage Assoc., 0.17% (a), 7/13/10	8,000	7,998
Total U.S. Government Agency Securities (Amortized Cost $122,989)		122,989
U.S. Treasury Obligations (8.7%)
U.S. Treasury Bills
0.31% (c), 11/19/09	10,000	9,999
0.50% (c), 4/1/10	30,000	29,937
0.59% (c), 4/8/10	8,000	7,979
Total U.S. Treasury Obligations (Amortized Cost $47,915)		47,915
Other (0.0%)
Irrevocable Letter of Credit with KeyCorp, an affiliate of the Adviser, expires November 6, 2009 (See Note 7 in Notes to Financial Statements)	—	—
Total Other (Amortized Cost $—)		—
Total Investments (Amortized Cost $556,653) — 100.8%		552,427
Liabilities in excess of other assets — (0.8)%		(4,624)
NET ASSETS — 100.0%		$547,803

*  Value represents amortized cost except for security notes with footnote (d).

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/09.

(b)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Rate represents the effective yield at purchase.

(d)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

Security	Acquisition Date	Acquisition Cost	Principal Amount	Fair Value	Percent of Net Assets
Gryphon Funding Ltd., 8/5/10	7/17/08	$4,467	$11,726	$6,450	1.2%
SIV Portfolio (formerly Cheyne Finance LLC), 11/5/07	10/24/06	6,205	6,209	—	—

(e)  Non-income producing security.

(f)  Supported by an Irrevocable Letter of Credit with KeyCorp, an affiliate of the Adviser, as discussed more fully in the Notes to Financial Statements. Security is fair valued in accordance with procedures approved by the Board of Trustees and represents 1.2% of net assets as of 10/31/09.

See notes to financial statements.

7

The Victory Portfolios  Schedule of Portfolio Investments — continued
Prime Obligations Fund  October 31, 2009

(Amounts in Thousands)

(g)  Security is issued by a structured investment vehicle.

(h)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(i)  Security is in default.

(j)  Security purchased on a "when-issued" basis.

AMT  Subject to alternative minimum tax

FSB  Federal Savings Bank

IDR    Industrial Development Revenue

LLC    Limited Liability Co.

LOC  Letter of Credit

LP    Limited Partnership

MTN  Medium Term Note

PLC    Public Liability Co.

See notes to financial statements.

8

The Victory Portfolios  Schedule of Portfolio Investments
Financial Reserves Fund  October 31, 2009

(Amounts in Thousands)

Security Description	Principal Amount	Value*
Certificates of Deposit (10.1%)
Abbey National Treasury Services PLC, Series 1, 0.62% (a), 7/12/10	$4,000	$4,000
Bank of America N.A., 0.47% (a), 12/3/09 (b)	3,000	3,000
Barclays Bank PLC NY, 1.96% (a), 1/11/10	20,000	20,000
BNP Paribas, 0.20%, 11/9/09	10,000	10,000
Societe Generale NY, 0.21%, 11/10/09	10,000	10,000
Wachovia Mortgage Federal Savings Bank, 4.13%, 12/15/09	3,000	2,988
Total Certificates of Deposit (Amortized Cost $49,988)		49,988
Commercial Paper (10.8%)
Bank of America Corp., 0.18% (c), 11/9/09	5,000	5,000
Campbell Soup Co., 0.70% (c), 7/26/10 (b)	5,000	4,974
Citigroup Funding, Inc., 0.25% (c), 11/18/09	10,000	9,999
Coca-Cola Co., 0.76% (c), 6/2/10 (b)	5,000	4,978
E.I. du Pont de Nemours & Co., 0.55% (c), 9/20/10 (b)	5,000	4,975
Honeywell International, Inc., 0.71% (c), 7/1/10 (b)	4,000	3,981
Natixis Finance Co., 0.20% (c), 11/3/09	15,000	15,000
Pfizer, Inc., 0.55% (c), 2/9/10 (b)	4,700	4,693
Total Commercial Paper (Amortized Cost $53,600)		53,600
Corporate Bonds (25.2%)
AFCO, Inc., 0.62% (a), 1/28/10 (b)	20,000	20,000
Bear Stearns Cos. LLC, Series B, 0.55% (a), 5/18/10, MTN	5,000	4,994
BellSouth Corp., 4.23%, 4/26/10 (b)	4,000	4,047
Credit Suisse First Boston USA, Inc., Series 2, 0.29% (a), 11/20/09	9,000	8,979
General Electric Capital Corp., 0.34% (a), 4/5/10, MTN	5,000	4,994
GlaxoSmithKline Capital, Inc., 1.08% (a), 5/13/10	4,000	4,016
Goldman Sachs Group, Inc., Series B, 0.52% (a), 11/16/09, MTN	5,000	4,987
Gryphon Funding Ltd., 8/5/10 (d) (e) (f) (i)	3,665	2,015
Gulf Power Co., Series 09-A, 0.38% (a), 6/28/10	2,500	2,500
Hewlett-Packard Co., 0.36% (a), 6/15/10	5,000	5,004
IBM International Group Capital LLC, 0.63% (a), 9/24/10 (b)	4,000	4,000
Morgan Stanley, Series F
0.37% (a), 1/15/10, MTN	4,800	4,769
0.56% (a), 1/15/10	4,250	4,198
2.55% (a), 5/14/10, MTN	2,500	2,481
Royal Bank of Scotland PLC, 2.02% (a), 1/12/10 (b)	25,000	25,000
Sabri Arac, Series 2005, 0.30% (a), 10/1/35	2,200	2,200
SIV Portfolio (formerly Cheyne Finance LLC), 11/5/07 (d) (e) (f) (j)	1,940	—
UBS AG Stamford, CT, 1.81% (a), 1/13/10, MTN	17,000	17,000
Wachovia Corp., Series G
0.32% (a), 7/26/10, MTN	1,900	1,883
0.35% (a), 7/26/10, MTN	1,400	1,390
Total Corporate Bonds (Amortized Cost $125,778)		124,457

See notes to financial statements.

9

The Victory Portfolios  Schedule of Portfolio Investments — continued
Financial Reserves Fund  October 31, 2009

(Amounts in Thousands)

Security Description	Principal Amount	Value*
Municipal Bonds (18.0%)
California State Department of Water Resources Supply Revenue
Series C-5, 0.23% (a), 5/1/22, LOC Dexia Credit Local (h)	$4,000	$4,000
Series C-1, 0.25% (a), 5/1/22, LOC Dexia Credit Local (h)	7,000	7,000
California Statewide Communities Development Authority Revenue, Redlands Community Hospital, Series B, 0.19% (a), 4/1/29, LOC JPMorgan Chase Bank	3,000	3,000
Chattanooga Industrial Development Board Revenue, Bluecross Blueshield of Tennessee, Inc., 0.33% (a), 1/1/28, LOC Bank of America N.A.	15,000	15,000
Clackamas County Oregon Hospital Facilities Authority Revenue, Legacy Health System, Series B, 0.20% (a), 6/1/37, LOC U.S. Bank N.A.	3,200	3,200
Illinois Finance Authority Revenue, Carle Foundation, Series D, 0.17% (a), 2/15/33, LOC JPMorgan Chase Bank	3,000	3,000
Illinois Finance Authority Revenue, Little Company of Mary Hospital, Series A, 0.23% (a), 8/15/35, LOC JPMorgan Chase Bank	5,500	5,500
Kentucky Economic Development Finance Authority Hospital Facilities Revenue, Baptist Healthcare System, Inc., Series B-3, 0.16% (a), 8/15/38, LOC Branch Banking & Trust	2,500	2,500
LoanStar Assets Partners LP Student Loan Revenue, Series A, 0.30% (a), 2/1/40, LOC State Street B&T Co.	10,600	10,600
Massachusetts State Health & Educational Facilities Authority Revenue, Dana-Farber Cancer Institution, Series L1, 0.20% (a), 12/1/46, LOC JPMorgan Chase Bank	3,600	3,600
Michigan State Hospital Finance Authority Revenue, Henry Ford Health System, 0.20% (a), 11/15/42, LOC JPMorgan Chase Bank	2,400	2,400
Mississippi Business Finance Corp., IDR, Cellular South, Inc., 0.35% (a), 4/1/22, LOC Bank of America N.A.	3,900	3,900
New York Citi Housing Development Corp., Multifamily Mortgage Revenue, QFC Owner LLC, Series A, 0.27% (a), 6/1/42, LOC Citibank N.A., AMT	5,000	5,000
Oregon State Facilities Authority Revenue, Peacehealth
Series A, 0.18% (a), 8/1/34, LOC U.S. Bank N.A.	1,400	1,400
Series B, 0.18% (a), 8/1/34, LOC U.S. Bank N.A.	1,300	1,300
Rhode Island Student Loan Authority Revenue, Series C-2, 0.55% (a), 7/1/48, LOC Dexia Credit Local, AMT	10,500	10,500
San Jose Financing Authority Revenue, Series F, 0.27% (a), 6/1/34, LOC Bank of America N.A.	4,000	4,000
Savannah College of Art & Design, Inc., Revenue, Series 2004 BD, 0.35% (a), 4/1/24, LOC Bank of America N.A., AMT	3,400	3,400
Total Municipal Bonds (Amortized Cost $89,300)		89,300
U.S. Government Agency Securities (27.2%)
Federal Farm Credit Bank
0.40% (a), 6/1/10	45,000	45,000
Series 1, 0.36% (a), 12/21/09	16,000	15,999
Federal Home Loan Bank
0.42% (a), 4/28/10	15,000	15,002
0.55%, 11/4/10, Callable 12/4/09 @ 100 (g)	10,000	10,000
0.60%, 7/26/10	21,000	20,989

See notes to financial statements.

10

The Victory Portfolios  Schedule of Portfolio Investments — continued
Financial Reserves Fund  October 31, 2009

(Amounts in Thousands)

Security Description	Principal Amount	Value*
0.70%, 5/13/10	$10,000	$10,000
0.72%, 6/28/10, Callable 12/10/09 @ 100	8,000	8,000
Series 2, 0.50%, 10/28/10, Callable 4/28/10 @ 100	2,800	2,800
Federal National Mortgage Assoc., 0.17% (a), 7/13/10	7,000	6,998
Total U.S. Government Agency Securities (Amortized Cost $134,788)		134,788
Repurchase Agreements (2.5%)
Goldman Sachs Group, Inc., 0.08%, 11/2/09 (Date of agreement 10/30/09, Proceeds at maturity $12,500, collateralized by U.S. Government Securities, 3.17%-5.86%, 2/1/21-4/1/48, market value $12,750)	12,500	12,500
Total Repurchase Agreements (Amortized Cost $12,500)		12,500
U.S. Treasury Obligations (8.1%)
U.S. Treasury Bills
0.31% (c), 11/19/09	10,000	9,998
0.50% (c), 4/1/10	25,000	24,948
0.59% (c), 4/8/10	5,000	4,987
Total U.S. Treasury Obligations (Amortized Cost $39,933)		39,933
Other (0.0%)
Irrevocable Letter of Credit with KeyCorp, an affiliate of the Adviser, expires November 6, 2009 (See Note 7 in Notes to Financial Statements)	—	—
Total Other (Amortized Cost $—)		—
Total Investments (Amortized Cost $505,887) — 101.9%		504,566
Liabilities in excess of other assets — (1.9)%		(9,614)
NET ASSETS — 100.0%		$494,952

*  Value represents amortized cost except for security notes with footnote (e).

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/09.

(b)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Rate represents the effective yield at purchase.

(d)  Supported by an Irrevocable Letter of Credit with KeyCorp, an affiliate of the Adviser as discussed more fully in the Notes to Financial Statements. Security is fair valued in accordance with procedures approved by the Board of Trustees and represents 0.4% of net assets as of 10/31/09.

(e)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

Security	Acquisition Date	Acquisition Cost	Principal Amount	Fair Value	Percent of Net Assets
Gryphon Funding Ltd.	7/17/08	$1,396	$3,665	$2,015	0.4%
SIV Portfolio (formerly Cheyne Finance LLC), 11/5/07	10/24/06	1,939	1,940	—	—

See notes to financial statements.

11

The Victory Portfolios  Schedule of Portfolio Investments — continued
Financial Reserves Fund  October 31, 2009

(Amounts in Thousands)

(f)  Security is issued by a structured investment vehicle.

(g)  Security purchased on a "when-issued" basis.

(h)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(i)  Non-income producing security.

(j)  Security is in default.

AMT  Subject to alternative minimum tax

IDR    Industrial Development Revenue

LLC    Limited Liability Co.

LOC  Letter of Credit

LP    Limited Partnership

MTN  Medium Term Note

PLC    Public Liability Co.

See notes to financial statements.

12

The Victory Portfolios  Schedule of Portfolio Investments
Tax-Free Money Market Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (96.8%)
Alabama (1.3%):
Mobile Industrial Development Board Dock & Wharf Revenue, Holnam, Inc. Project, Series A, 0.22% (a), 6/1/32, LOC Bayerische Landesbank	$3,200	$3,200
California (3.1%):
Health Facilities Financing Authority Revenue, Adventist Health System, Series B, 0.17% (a), 9/1/28, LOC Bank of America N.A.	8,000	8,000
Colorado (3.6%):
Commerce City, Northern Infrastructure General Improvement, GO, 0.26% (a), 12/1/28, LOC U.S. Bank N.A.	5,000	5,000
Health Facilities Authority Revenue, Craig Hospital Project, 0.22% (a), 12/1/20, LOC Wells Fargo Bank N.A.	4,270	4,270
		9,270
Delaware (1.1%):
State Economic Development Authority Revenue, YMCA Delaware Project, 0.20% (a), 5/1/36, LOC PNC Bank N.A.	2,900	2,900
District of Columbia (5.1%):
District of Columbia, GO, Series C, 0.25% (a), 6/1/27, LOC Dexia Credit Local	12,650	12,650
State Revenue, Lowell School, Inc. Project, 0.47% (a), 10/1/23, LOC Wachovia Bank N.A.	300	300
		12,950
Florida (11.2%):
Florida Development Finance Corp. Industrial Development Revenue, 4504 30th Street West LLC Project, 0.46% (a), 9/1/27, LOC Branch Banking & Trust, AMT	3,250	3,250
Hillsborough County Industrial Development Authority Revenue, Tampa Metropolitan Area YMCA, Inc. Project, 0.28% (a), 3/1/25, LOC Bank of America N.A.	3,350	3,350
North Broward Hospital District Revenue, Series A, 0.18% (a), 1/15/31, LOC TD Bank N.A.	17,100	17,100
Orange County Industrial Development Authority Revenue, Lake Highland School, Inc., 0.26% (a), 8/1/32, LOC Bank of America N.A.	1,450	1,450
Sunshine State Government Financing Commission Revenue, 0.34% (a), 7/1/16, LOC Dexia Credit Local	3,300	3,300
		28,450
Georgia (0.8%):
Jasper County Development Authority Industrial Development Revenue, Permatherm, Inc. Project, 0.46% (a), 10/1/22, LOC Branch Banking & Trust, AMT	2,050	2,050
Illinois (10.5%):
Finance Authority Educational Facility Revenue, Erikson Institute Project, 0.26% (a), 11/1/37, LOC LaSalle Bank N.A.	2,500	2,500
Finance Authority Revenue, Kohl Children's Museum, 0.30% (a), 7/1/34, LOC Northern Trust Company	1,500	1,500

See notes to financial statements.

13

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Finance Authority Revenue, YMCA Metro Chicago Project, 0.30% (a), 6/1/34, LOC Harris Trust & Savings Bank	$5,000	$5,000
Galesburg, Knox College Project, 0.26% (a), 3/1/31, LOC LaSalle National Bank N.A.	5,000	5,000
Glendale Heights, IDR, Hudapack Metal Project, 1.40% (a), 9/1/18, LOC Bank One Wisconsin, AMT	1,695	1,695
Hanover Park, IDR, Spectra-Tech, Inc. Project, 1.00% (a), 8/1/17, LOC Harris Trust & Savings Bank, AMT	695	695
Health Facilities Authority Revenue, Riverside Health System, Series B, 0.25% (a), 11/15/16, LOC LaSalle National Bank N.A.	3,665	3,665
International Port District Revenue, 0.28% (a), 1/1/23, LOC LaSalle National Bank N.A.	2,000	2,000
Lake County, IDR, Northpoint Associates LLC Project, 0.40% (a), 7/1/29, LOC Northern Trust Co., AMT	2,200	2,200
West Chicago, IDR, Liquid Container Project, 0.28% (a), 3/1/15, LOC Bank of America N.A.	2,325	2,325
		26,580
Indiana (9.6%):
Finance Authority Health System Revenue, Sister of St. Francis Health Services, Inc., Series B, 0.19% (a), 11/1/41, LOC JPMorgan Chase Bank	10,000	10,000
Fort Wayne, EDR, PHD, Inc. Project, 1.40% (a), 5/1/15, LOC Wells Fargo Bank N.A., AMT	1,400	1,400
Hammond, EDR, Douglas Pointe III Associates LLC, Series A, 0.56% (a), 4/1/31, LOC Federal Home Loan Bank, AMT	2,735	2,735
Health Facility Financing Authority Revenue, Clark Memorial Hospital Project, 0.30% (a), 12/1/21, LOC JPMorgan Chase Bank	3,020	3,020
Health Facility Financing Authority Revenue, Crossroads Rehabilitation Center Project, 0.33% (a), 7/1/24, LOC Bank One N.A.	1,410	1,410
Municipal Power Agency, Power Supply Systems Revenue, Series A, 0.28% (a), 1/1/18, LOC Dexia Credit Local	2,000	2,000
State Development Finance Authority Revenue, EDR, Bhar Associates, Inc. Project, 1.40% (a), 8/1/16, LOC Bank One Indiana N.A., AMT	985	985
State Development Finance Authority Revenue, Educational Facilities, Model Aeronautics, 0.80% (a), 1/1/21, LOC Bank One Indiana N.A.	2,800	2,800
		24,350
Kentucky (1.5%):
Fulton County Industrial Building Revenue, Burke-Parsons-Bowlby Corp., 0.46% (a), 7/1/26, LOC Branch Banking & Trust, AMT	3,800	3,800
Louisiana (1.0%):
Public Facilities Authority Revenue, Christus Health, Series B2, 0.17% (a), 7/1/47, LOC Bank of NewYork	2,500	2,500
Maine (1.0%):
Auburn Revenue Obligation Securities, Morse Brothers, Inc. Project, 0.42% (a), 6/1/21, LOC Bank of America N.A., AMT	2,670	2,670

See notes to financial statements.

14

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Maryland (2.3%):
State Economic Development Corp., EDR, Maryland Soccer Foundation, Inc. Project, 0.26% (a), 11/1/25, LOC Bank of America N.A.	$2,430	$2,430
State Health & Higher Educational Facilities Authority Revenue, Glen Meadows Retirement Community, Series A, 0.42% (a), 7/1/29, LOC Wachovia Bank N.A.	3,340	3,340
		5,770
Michigan (6.1%):
Saginaw County Economic Development Corp. Obligation Revenue, Peace Lutheran School Project, 0.26% (a), 1/1/33, LOC Federal Home Loan Bank	4,980	4,980
State Higher Educational Facilities, 0.35% (a), 5/1/33, Comerica Bank	2,270	2,270
State Hospital Financial Authority Revenue, Crittenton Hospital Medical Center, Series A, 0.30% (a), 3/1/30, LOC Comerica Bank	6,300	6,300
State Strategic Fund Limited Obligation Revenue, 0.35% (a), 7/1/27, Comerica Bank	1,055	1,055
State Strategic Fund Limited Obligation Revenue, Non-Ferrous Cast Alloys Project, 1.55% (a), 3/1/19, LOC Bank One Michigan, AMT	800	800
		15,405
Minnesota (1.8%):
New Brighton, IDR, Donatelle Holdings Project, 0.47% (a), 5/1/12, LOC Wells Fargo Bank N.A., AMT	1,150	1,150
State Higher Education Facilities Authority Revenue, University of St. Thomoas, Series 5Z, 0.23% (a), 10/1/29, LOC Comerica Bank	3,400	3,400
		4,550
Missouri (4.6%):
Kansas City Special Obligation, Series F, 0.28% (a), 4/15/25, LOC Dexia Credit Local	4,965	4,965
St. Charles County Industrial Development Authority Revenue, Cedar Ridge Project, 0.25% (a), 5/15/31, FNMA	1,480	1,480
State Health & Educational Facilities Authority Revenue, Assemblies of God College, 0.26% (a), 5/1/26, LOC Bank of America N.A.	2,495	2,495
State Health & Educational Facilities Authority Revenue, Deaconess Long Term Care, Series B, 0.28% (a), 5/15/30, LOC JPMorgan Chase Bank	2,675	2,675
		11,615
New Jersey (1.4%):
Economic Development Authority Revenue, Visiting Nurse Association, 0.22% (a), 6/1/31, LOC Sun Bank N.A.	3,500	3,500
New York (3.0%):
Long Island Power Authority, Electricity Systems Revenue, Series 2 Sub-Series 2B, 0.21% (a), 5/1/33, LOC Bayerische Landesbank	7,605	7,605

See notes to financial statements.

15

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
North Carolina (1.5%):
Capital Facilities Finance Agency Revenue, Goodwill Industries of Central North Carolina, Inc., 0.28% (a), 12/1/24, LOC Bank of America N.A.	$1,265	$1,265
North Carolina Housing Finance Agency Revenue, Appalachian Student Housing Corp., Series A, 0.27% (a), 7/1/31, LOC Wachovia Bank N.A.	2,495	2,495
		3,760
Ohio (11.3%):
Allen County, Hospital Facilities Revenue, Catholic Healthcare Partners, Series D, 0.24% (a), 10/1/31, LOC Wachovia Bank N.A.	3,000	3,000
Brecksville-Broadview Heights City School District, 1.50%, 5/13/10	1,949	1,952
Canal Winchester Local School District, GO, BAN, Series B, 3.63%, 11/24/09	255	255
Canal Winchester Local School District, School Facilities Construction, GO, BAN, Series A, 3.63%, 11/24/09	2,845	2,847
Greene County, 1.63%, 5/14/10	1,800	1,805
Hancock County, GO, BAN, Series 2, 3.50%, 11/5/09	3,649	3,649
Lyndhurst Economic Development Revenue, Hawken School Project, 0.20% (a), 5/1/27, LOC National City Bank	4,680	4,680
Medina City School District, BAN, GO, 2.63%, 5/20/10	250	251
Montgomery Country Cultural Facilities Revenue, Dayton Art Institute Project, 0.25% (a), 9/1/21, LOC U.S. Bank N.A.	3,070	3,070
New Albany, GO, BAN, 2.25%, 8/3/10	1,860	1,879
Portage County Health Care Facilities Revenue, 2.30% (a), 2/1/17, National City Bank	1,565	1,565
Shaker Heights, GO, BAN, 1.75%, 5/7/10	865	868
State Solid Waste Revenue, BP Exploration & Oil Project, 0.22% (a), 8/1/34, AMT	50	50
Tallmadge, GO, BAN, 2.00%, 6/2/10	1,900	1,909
Wapakoneta City School District, GO, BAN, 1.85%, 5/25/10	1,000	1,004
		28,784
Pennsylvania (4.4%):
Allegheny County Industrial Development Authority Revenue, Oakland Catholic High School, 0.20% (a), 6/1/38, LOC PNC Bank N.A.	2,125	2,125
Benzinger Township Hospital Authority, Elk Regional Health System, 0.20% (a), 12/1/30, LOC PNC Bank N.A.	1,400	1,400
Economic Development Financing Authority Revenue, Philadelphia Area, Series J1, 0.20% (a), 11/1/30, LOC PNC Bank N.A.	1,700	1,700
Emmaus General Authority Revenue, Series H21, 0.24% (a), 3/1/24, LOC U.S. Bank N.A.	1,500	1,500
Luzerne County, IDR, YMCA Wilkes-Barre Project, 0.25% (a), 10/1/31, LOC PNC Bank N.A.	4,325	4,325
		11,050
South Carolina (2.7%):
Jobs Economic Development Authority, EDR, Community YMCA of Rock Hill Project, 0.26% (a), 11/1/24, LOC Bank of America N.A.	2,725	2,725

See notes to financial statements.

16

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
South Carolina Jobs Economic Development Authority Revenue, Wuref Development LLC Project, Series A, 0.27% (a), 7/1/33, LOC Wachovia Bank N.A.	$4,100	$4,100
		6,825
Utah (0.9%):
Emery County Pollution Control Revenue, Pacificorp Project, 0.30% (a), 7/1/15, LOC BNP Paribas	2,400	2,400
Virginia (1.6%):
Virginia Small Business Financing Revenue, State University Real Estate Foundation, 0.20% (a), 7/1/30, LOC Bank of America N.A.	4,000	4,000
Washington (2.4%):
King County Housing Authority Revenue, Landmark Apartments Project, 0.26% (a), 7/1/42, LOC Bank of America NT & S.A.	3,200	3,200
Washington State Economic Develpoment Finance Authority Revenue, Woods Realty LLC Project, Series D, 0.37% (a), 1/1/33, LOC U.S. Bank N.A., AMT	3,000	3,000
		6,200
West Virginia (1.9%):
Weirton Municipal Hospital Building Commission Hospital Revenue, Weirton Medical Center, Inc., 0.20% (a), 12/1/31, LOC PNC Bank N.A.	4,715	4,715
Wisconsin (1.1%):
Menomonie Area School District, GO, Tax & Revenue Anticipation Promissory Notes, 1.50%, 8/30/10	2,750	2,753
Total Municipal Bonds (Amortized Cost $245,652)		245,652
Investment Companies (2.0%)
BlackRock Liquidity Funds MuniFund Portfolio, 0.17% (b)	4,976,799	4,977
Total Investment Companies (Amortized Cost $4,977)		4,977
Total Investments (Amortized Cost $250,629) (c) — 98.8%		250,629
Other assets in excess of liabilities — 1.2%		3,136
NET ASSETS — 100.0%		$253,765

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/09.

(b)  Rate periodically changes. Rate disclosed is the daily yield on 10/31/09.

(c)  Represents cost for financial reporting and federal income tax purposes.

AMT  Subject to alternative minimum tax

BAN  Bond Anticipation Note

EDR  Economic Development Revenue

FNMA  Insured by Federal National Mortgage Association

GO    General Obligation

IDR    Industrial Development Revenue

LLC    Limited Liability Co.

LOC  Letter of Credit

See notes to financial statements.

17

The Victory Portfolios  Schedule of Portfolio Investments
Ohio Municipal Money Market Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (84.8%)
Ohio (84.8%):
Akron Bath Copley, Joint Township Hospital District Revenue, Hospital Facilities, Summa Health Systems, Series B, 0.22% (a), 11/1/34, LOC Bank One N.A.	$12,060	$12,060
Allen County, Hospital Facilities Revenue, Catholic Healthcare Partners Series A, 0.20% (a), 10/1/31, LOC Bank of America N.A.	7,835	7,835
Series B, 0.20% (a), 10/1/31, LOC JPMorgan Chase & Co	850	850
Series C, 0.20% (a), 10/1/31, LOC Wachovia Bank N.A.	3,650	3,650
Series D, 0.24% (a), 10/1/31, LOC Wachovia Bank N.A.	3,250	3,250
Beachwood, Building Acquisition, GO, BAN, 2.25%, 12/3/09	1,000	1,001
Butler County, Health Care Facilities Revenue, Colonial Senior Services, Inc. Project, 0.26% (a), 7/1/24, LOC U.S. Bank N.A.	3,600	3,600
Butler County, Port Authority Economic Development Facilities Revenue, Refunding & Improvement, Great Miami Valley, 0.25% (a), 9/1/37, LOC JPMorgan Chase Bank	1,775	1,775
Columbus Regional Airport Authority Capital Funding Revenue, OASBO Program, Series A, 0.23% (a), 3/1/34, LOC U.S. Bank N.A.	1,060	1,060
Crestline Exempt Village School District, GO, BAN, 2.50%, 3/31/10, School District Credit Program	4,900	4,929
Englewood, IDR, YMCA Dayton Project, Series A, 0.75% (a), 3/1/27, LOC Bank One N.A.	3,525	3,525
Fairborn, GO, BAN, 2.00%, 9/30/10	1,200	1,209
Forest Park, GO, BAN 4.30%, 11/3/09	1,750	1,750
1.65%, 11/1/10 (b)	2,500	2,515
Franklin County, EDR, Columbus Electric Funded Project, 0.26% (a), 4/1/21, LOC Bank One N.A.	1,150	1,150
Franklin County, IDR, Bricker & Eckler, 0.35% (a), 11/1/14, LOC Bank One Columbus N.A.	205	205
Geauga County Health Care Facilities Revenue, Heather Hill, Inc., Series A, 0.22% (a), 7/1/23, LOC JPMorgan Chase Bank	4,365	4,365
Greene County, GO, BAN, Series C, 1.38%, 6/22/10	4,352	4,361
Hamilton County, EDR, 0.25% (a), 11/1/21, LOC Fifth Third Bank	11,800	11,800
Hamilton County, Hospital Facilities Revenue, Beechwood Home for the Incurables Project, 0.26% (a), 7/1/22, LOC Star Bank	2,200	2,200
Hamilton County, Hospital Facilities Revenue, Children's Hospital Medical Center, 0.23% (a), 5/15/28, LOC JPMorgan Chase Bank	4,700	4,700
Harrison, GO, BAN, 3.50%, 12/10/09	1,150	1,153
Hilliard, IDR, National Sign, 1.30% (a), 12/1/19, LOC Bank One N.A., AMT	1,755	1,755
Kent State University Revenue, General Receipts, Series B, 0.20% (a), 5/1/32, LOC Bank of America N.A.	7,000	7,000
Lake County, GO, BAN, 1.13%, 8/5/10	1,800	1,805
Lima Hospital Revenue, Lima Memorial Hospital Project, 0.25% (a), 6/1/33, LOC Bank One N.A.	1,460	1,460
Lorain County, IDR, Malt Properties Ltd. Project, 0.30% (a), 4/1/34, LOC Bank One N.A., AMT	3,836	3,836
Lucas County, Hospital Revenue, Bay Park Community Hospital, Series B, 0.18% (a), 11/15/40, LOC UBS AG	9,200	9,200

See notes to financial statements.

18

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Money Market Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Mason, IDR, Crane Plastics Co., 0.37% (a), 2/1/33, LOC U.S. Bank N.A., AMT	$3,700	$3,700
Mentor-on-the-Lake, GO, BAN, 2.13%, 6/23/10	1,015	1,017
Monroe, Tax Increment Revenue, Corridor 75 Park Ltd. Project, 0.26% (a), 12/1/18, LOC National City Bank	2,000	2,000
Montgomery County, Catholic Health Revenue
Series B, 0.27% (a), 12/1/25, SPA Bayerische Landesbank	1,900	1,900
Series B-2, 0.20% (a), 4/1/37	4,150	4,150
Montgomery County, EDR, Benjamin & Marian Project, Series B, 0.25% (a), 8/1/16, LOC National City Bank	1,300	1,300
Montgomery County, Multifamily Housing Revenue, Cambridge Commons Apartments, Series A, 0.30% (a), 4/1/38, FHLB	4,205	4,205
Ohio Air Quality Development Authority Revenue, Series D, 0.27% (a), 2/1/26	3,570	3,570
Ohio State Higher Educational Facility Revenue, Case Western Reserve University, Series B-1, 0.29% (a), 12/1/44, LOC Bank of America N.A.	1,050	1,050
Portage County, Health Care Facilities Revenue, Coleman Professional Services, 0.75% (a), 12/1/22, LOC Bank One N.A.	2,975	2,975
Salem Hospital Revenue, Salem Community Hospital, 0.25% (a), 9/1/35, LOC JPMorgan Chase Bank	5,950	5,950
Seven Hills, GO, BAN, 1.55%, 8/17/10	2,850	2,861
State Air Quality Development Authority Revenue, Pollution Control, FirstEnergy Nuclear Generation Corp., Series B, 0.20% (a), 1/1/34, LOC Barclays Bank PLC	400	400
State Environmental Improvement Revenue, Newark Group Industrial Income Project, 0.27% (a), 12/1/26, LOC JPMorgan Chase Bank (c)	3,050	3,050
State Higher Educational Facility Revenue, Cleveland Institute of Music Project, 0.20% (a), 5/1/30, LOC National City Bank	3,900	3,900
State Pollution Control Revenue, Air Project, 0.20% (a), 5/1/22, LOC BP Amoco	700	700
State Solid Waste Revenue, BP Chemical, Inc. Project, 0.22% (a), 8/1/34, AMT	1,900	1,900
State Solid Waste Revenue, BP Exploration & Oil Project 0.22% (a), 2/1/33, AMT	1,700	1,700
0.22% (a), 8/1/34, AMT	650	650
0.22% (a), 8/1/34, AMT	1,300	1,300
State Solid Waste Revenue, BP Products North America, Series B, 0.22% (a), 8/1/34, AMT	1,130	1,130
State Water Development Authority, Environmental Improvement Revenue, Waste Management Project, Series B, 0.32% (a), 7/1/20, LOC Bank of America N.A., AMT	1,700	1,700
State Water Development Authority, Pollution Control Facilities Revenue, FirstEnergy Generation Corp., Series A, 0.20% (a), 5/15/19, LOC Barclays Bank PLC	200	200
Toledo, City Services Special Assessment Notes 0.20% (a), 6/1/10, LOC State Street B&T Co.	2,000	2,000
0.20% (a), 12/1/10, LOC State Street B&T Co.	3,000	3,000
Toledo-Lucas County Port Authority, Series C, 0.22% (a), 5/15/38, LOC Sovereign Bank & Bank of Nova Scotia	1,370	1,370
Wood County, Hospital Facilities Revenue, Refunding & Improvement, Hospital Association Project, 0.28% (a), 3/1/39, LOC JPMorgan Chase Bank	5,000	5,000

See notes to financial statements.

19

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Money Market Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Woodlawn, EDR, Goodwill Industrial Project 0.26% (a), 11/1/20, LOC U.S. Bank N.A.	$5,370	$5,370
0.26% (a), 11/1/20, LOC U.S. Bank N.A.	3,000	3,000
		175,047
Total Municipal Bonds (Amortized Cost $175,047)		175,047
Investment Companies (12.6%)
BlackRock Ohio Municipal Money Market, 0.13% (d)	25,941,944	25,942
Total Investment Companies (Amortized Cost $25,942)		25,942
Total Investments (Amortized Cost $200,989) (e) — 97.4%		200,989
Other assets in excess of liabilities — 2.6%		5,270
NET ASSETS — 100.0%		$206,259

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/09.

(b)  Security purchased on a "when-issued" basis.

(c)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(d)  Rate periodically changes. Rate disclosed is the daily yield on 10/31/09.

(e)  Represents cost for financial reporting and federal income tax purposes.

AMT  Subject to alternative minimum tax

BAN  Bond Anticipation Note

EDR  Economic Development Revenue

FHLB  Insured by Federal Home Loan Bank

GO  General Obligation

IDR  Industrial Development Revenue

LOC  Letter of Credit

PLC  Public Liability Co.

SPA  Standby Purchase Agreement

See notes to financial statements.

20

Statements of Assets and Liabilities

The Victory Portfolios   October 31, 2009

(Amounts in Thousands, Except Per Share Amounts)

	Government Reserves Fund	Prime Obligations Fund	Financial Reserves Fund
ASSETS:
Investments, at amortized cost (a)	$788,276	$526,027	$492,066
Repurchase agreements, at value (b)	—	26,400	12,500
Total Investments	788,276	552,427	504,566
Cash	47	88	145
Interest receivable	965	720	695
Receivable from Adviser	62	—	—
Prepaid expenses	24	13	17
Total Assets	789,374	553,248	505,423
LIABILITIES:
Payable for investments purchased	15,000	5,000	10,000
Distributions payable	3	5	119
Accrued expenses and other payables:
Investment advisory fees	257	164	218
Administration fees	59	44	40
Custodian fees	8	7	7
Transfer agent fees	18	20	11
Shareholder servicing fees	47	117	—
Other accrued expenses	105	88	76
Total Liabilities	15,497	5,445	10,471
NET ASSETS:
Capital	773,887	549,722	496,228
Undistributed net investment income	31	(31)	111
Accumulated net realized gains (losses) from investment transactions	(41)	2,338	(66)
Net unrealized depreciation on investments	—	(4,226)	(1,321)
Net Assets	$773,877	$547,803	$494,952
Net Assets
Class A Shares	—	$547,803	$494,952
Trust Shares	$274,060	—	—
Select Shares	499,817	—	—
Total	$773,877	$547,803	$494,952
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	—	549,749	496,120
Trust Shares	274,015	—	—
Select Shares	499,683	—	—
Total	773,698	549,749	496,120
Net asset value, offering price & redemption price per share:
Class A Shares	—	$1.00	$1.00
Trust Shares	$1.00	—	—
Select Shares	$1.00	—	—

(a)  Represents value for Prime Obligations Fund and Financial Reserves Fund. Amortized cost is $530,253 and $493,387, respectively.

(b)  Value is equal to amortized cost.

See notes to financial statements.

21

Statements of Assets and Liabilities

The Victory Portfolios   October 31, 2009

(Amounts in Thousands, Except Per Share Amounts)

	Tax-Free Money Market Fund	Ohio Municipal Money Market Fund
ASSETS:
Investments, at amortized cost	$250,629	$200,989
Cash	50	50
Interest and dividends receivable	380	225
Receivable for investments sold	2,800	7,570
Receivable from Adviser	64	69
Prepaid expenses	13	14
Total Assets	253,936	208,917
LIABILITIES:
Payable for investments purchased	—	2,515
Distributions payable	1	1
Accrued expenses and other payables:
Investment advisory fees	78	79
Administration fees	20	16
Custodian fees	3	2
Transfer agent fees	6	5
Shareholder servicing fees	20	8
Other accrued expenses	43	32
Total Liabilities	171	2,658
NET ASSETS:
Capital	253,793	206,270
Distributions in excess of net investment income	(15)	(14)
Accumulated net realized gains (losses) from investment transactions	(13)	3
Net Assets	$253,765	$206,259
Net Assets
Class A Shares	$253,765	$206,259
Total	$253,765	$206,259
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	253,894	206,275
Total	253,894	206,275
Net asset value, offering price & redemption price per share:
Class A Shares	$1.00	$1.00

See notes to financial statements.

22

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2009

(Amounts in Thousands)

	Government Reserves Fund	Prime Obligations Fund	Financial Reserves Fund
Investment Income:
Interest income	$7,619	$9,099	$8,081
Total Income	7,619	9,099	8,081
Expenses:
Investment advisory fees	3,637	2,421	3,092
Administration fees	882	674	602
Shareholder servicing fees — Class A Shares	—	1,729	—
Shareholder servicing fees — Select Shares	1,578	—	—
Custodian fees	116	94	86
Transfer agent fees	166	215	159
Transfer agent fees — Trust Shares	21	—	—
Transfer agent fees — Select Shares	50	—	—
Trustees' fees	89	67	59
Treasury Guarantee Program	317	495	252
Legal and audit fees	121	84	76
Other expenses	156	115	90
Total Expenses	7,133	5,894	4,416
Shareholder servicing fees waived — Select Shares	(328)	—	—
Expenses waived/reimbursed by Adviser	(680)	—	—
Net Expenses	6,125	5,894	4,416
Net Investment Income	1,494	3,205	3,665
Realized/Unrealized Losses from Investment Transactions:
Net realized losses from investment transactions	(41)	(9)	(11)
Unrealized depreciation on investments	—	(423)	(133)
Net realized/unrealized losses from investments	—	(432)	(144)
Net increase from payments by an affiliate for losses due to decline in the value of portfolio securities (see Note 7)	—	697	—
Change in net assets resulting from operations	$1,453	$3,470	$3,521

See notes to financial statements.

23

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2009

(Amounts in Thousands)

	Tax-Free Money Market Fund	Ohio Municipal Money Market Fund
Investment Income:
Interest income	$3,471	$2,864
Dividend income	85	152
Total Income	3,556	3,016
Expenses:
Investment advisory fees	1,302	1,388
Administration fees	379	313
Shareholder servicing fees — Class A Shares	930	771
Custodian fees	49	40
Transfer agent fees	101	80
Trustees' fees	36	31
Treasury Guarantee Program	151	131
Legal and audit fees	45	38
Other expenses	66	61
Total Expenses	3,059	2,853
Shareholder servicing fees waived — Class A Shares	(108)	(156)
Expenses waived/reimbursed by Adviser	(132)	(276)
Net Expenses	2,819	2,421
Net Investment Income	737	595
Realized/Unrealized Gains from Investment Transactions:
Net realized gain distributions from investment company shares	—	4
Change in net assets resulting from operations	$737	$599

See notes to financial statements.

24

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Government Reserves Fund		Prime Obligations Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
From Investment Activities:
Operations:
Net investment income	$1,494	$20,841	$3,205	$23,563
Net realized gains (losses) from investment transactions	(41)	123	(9)	143
Unrealized depreciation on investments	—	—	(423)	(3,803)
Net increase from payments by an affiliate for losses due to decline in the value of portfolio securities (see Note 7)	—	—	697	1,506
Change in net assets resulting from operations	1,453	20,964	3,470	21,409
Distributions to Shareholders:
From net investment income:
Class A Shares	—	—	(3,214)	(23,550)
Trust Shares	(565)	(5,141)	—	—
Select Shares	(941)	(15,647)	—	—
From net realized gains:
Trust Shares	(28)	—	—	—
Select Shares	(97)	—	—	—
Change in net assets resulting from distributions to shareholders	(1,631)	(20,788)	(3,214)	(23,550)
Change in net assets from capital transactions	(282,254)	105,088	(297,501)	(140,549)
Change in net assets	(282,432)	105,264	(297,245)	(142,690)
Net Assets:
Beginning of period	1,056,309	951,045	845,048	987,738
End of period	$773,877	$1,056,309	$547,803	$845,048
Undistributed net investment income	$31	$45	$(31)	$847

See notes to financial statements.

25

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Government Reserves Fund		Prime Obligations Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
Capital Transactions:
Class A Shares
Proceeds from shares issued	—	—	$1,068,876	$1,578,754
Dividends reinvested	—	—	2,874	21,390
Cost of shares redeemed	—	—	(1,369,251)	(1,740,693)
Total Class A Shares	—	—	$(297,501)	$(140,549)
Trust Shares
Proceeds from shares issued	$529,601	$865,000	—	—
Dividends reinvested	1	3	—	—
Cost of shares redeemed	(502,322)	(831,682)	—	—
Total Trust Shares	$27,280	$33,321	—	—
Select Shares
Proceeds from shares issued	$1,920,728	$2,326,086	—	—
Dividends reinvested	787	11,160	—	—
Cost of shares redeemed	(2,231,049)	(2,265,479)	—	—
Total Select Shares	$(309,534)	$71,767	—	—
Change in net assets from capital transactions	$(282,254)	$105,088	$(297,501)	$(140,549)
Share Transactions:
Class A Shares
Issued	—	—	1,068,876	1,578,754
Reinvested	—	—	2,874	21,390
Redeemed	—	—	(1,369,251)	(1,740,693)
Total Class A Shares	—	—	(297,501)	(140,549)
Trust Shares
Issued	529,601	865,000	—	—
Reinvested	1	3	—	—
Redeemed	(502,322)	(831,682)	—	—
Total Trust Shares	27,280	33,321	—	—
Select Shares
Issued	1,920,728	2,326,086	—	—
Reinvested	787	11,160	—	—
Redeemed	(2,231,049)	(2,265,479)	—	—
Total Select Shares	(309,534)	71,767	—	—
Change in Shares	(282,254)	105,088	(297,501)	(140,549)

See notes to financial statements.

26

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Financial Reserves Fund		Tax-Free Money Market Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
From Investment Activities:
Operations:
Net investment income	$3,665	$16,332	$737	$8,340
Net realized gains (losses) from investment transactions	(11)	73	—	—
Unrealized depreciation on investments (see Note 7)	(133)	(1,188)	—	—
Change in net assets resulting from operations	3,521	15,217	737	8,340
Distributions to Shareholders:
From net investment income:
Class A Shares	(3,671)	(16,327)	(741)	(8,333)
Change in net assets resulting from distributions to shareholders	(3,671)	(16,327)	(741)	(8,333)
Change in net assets from capital transactions	(196,402)	108,772	(166,875)	58,307
Change in net assets	(196,552)	107,662	(166,879)	58,314
Net Assets:
Beginning of period	691,504	583,842	420,644	362,330
End of period	$494,952	$691,504	$253,765	$420,644
Undistributed (distributions in excess of) net investment income	$111	$8	$(15)	$(11)
Capital Transactions:
Class A Shares
Proceeds from shares issued	$477,700	$986,502	$608,852	$933,643
Dividends reinvested	26	177	359	4,658
Cost of shares redeemed	(674,128)	(877,907)	(776,086)	(879,994)
Change in net assets from capital transactions	$(196,402)	$108,772	$(166,875)	$58,307
Share Transactions:
Class A Shares
Issued	477,700	986,502	608,852	933,643
Reinvested	26	177	359	4,658
Redeemed	(674,128)	(877,907)	(776,086)	(879,994)
Change in Shares	(196,402)	108,772	(166,875)	58,307

See notes to financial statements.

27

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Ohio Municipal Money Market Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008
From Investment Activities:
Operations:
Net investment income	$595	$7,084
Net realized gain distributions from investment company shares	4	—
Change in net assets resulting from operations	599	7,084
Distributions to Shareholders:
From net investment income:
Class A Shares	(599)	(7,076)
Change in net assets resulting from distributions to shareholders	(599)	(7,076)
Change in net assets from capital transactions	(170,861)	43,022
Change in net assets	(170,861)	43,030
Net Assets:
Beginning of period	377,120	334,090
End of period	$206,259	$377,120
Distributions in excess of net investment income	$(14)	$(11)
Capital Transactions:
Class A Shares
Proceeds from shares issued	$305,369	$619,599
Dividends reinvested	397	4,863
Cost of shares redeemed	(476,627)	(581,440)
Change in net assets from capital transactions	$(170,861)	$43,022
Share Transactions:
Class A Shares
Issued	305,369	619,599
Reinvested	397	4,863
Redeemed	(476,627)	(581,440)
Change in Shares	(170,861)	43,022

See notes to financial statements.

28

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29

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments		Distributions from Net Investment Income	Distributions from Net Realized Gains from Investments		Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(a)	Ratio of Net Investment Income to Average Net Assets(a)
Government Reserves Fund — Trust Shares
Year Ended 10/31/09	$1.000	0.002	—	(b)	(0.002)	—	(b)	$1.000	0.22%		$274,060	0.59%	0.20%	0.61%	0.18%
Year Ended 10/31/08	$1.000	0.024	—	(b)	(0.024)	—		$1.000	2.43%		$246,828	0.56%	2.34%	0.56%	2.34%
Year Ended 10/31/07	$1.000	0.047	—	(b)	(0.047)	—		$1.000	4.84	%(c)	$213,467	0.57%	4.63%	0.57%	4.63%
Year Ended 10/31/06	$1.000	0.041	—	(b)	(0.041)	—		$1.000	4.21%		$180,866	0.58%	4.13%	0.58%	4.13%
Year Ended 10/31/05	$1.000	0.022	—	(b)	(0.022)	—		$1.000	2.22%		$190,104	0.58%	2.21%	0.62%	2.17%
Government Reserves Fund — Select Shares
Year Ended 10/31/09	$1.000	0.001	—	(b)	(0.001)	—	(b)	$1.000	0.13%		$499,817	0.71%	0.15%	0.86%	0.00	%(d)
Year Ended 10/31/08	$1.000	0.022	—	(b)	(0.022)	—		$1.000	2.18%		$809,481	0.81%	2.19%	0.81%	2.19%
Year Ended 10/31/07	$1.000	0.045	—	(b)	(0.045)	—		$1.000	4.58	%(c)	$737,578	0.82%	4.39%	0.82%	4.39%
Year Ended 10/31/06	$1.000	0.039	—	(b)	(0.039)	—		$1.000	3.95%		$1,250,288	0.84%	3.85%	0.84%	3.85%
Year Ended 10/31/05	$1.000	0.019	—	(b)	(0.019)	—		$1.000	1.94%		$1,383,010	0.85%	1.80%	0.89%	1.76%
Prime Obligations Fund — Class A Shares
Year Ended 10/31/09	$1.000	0.004	—	(b)	(0.004)	—		$1.000	0.44	%(e)	$547,803	0.85%	0.46%	0.85%	0.46%
Year Ended 10/31/08	$1.000	0.024	—	(b)	(0.024)	—		$1.000	2.45	%(f)	$845,048	0.77%	2.46%	0.77%	2.46%
Year Ended 10/31/07	$1.000	0.047	—	(b)	(0.047)	—		$1.000	4.77	%(c)	$987,738	0.77%	4.58%	0.77%	4.58%
Year Ended 10/31/06	$1.000	0.040	—	(b)	(0.040)	—		$1.000	4.12%		$991,096	0.79%	4.03%	0.79%	4.03%
Year Ended 10/31/05	$1.000	0.021	—	(b)	(0.021)	—		$1.000	2.13%		$1,013,961	0.81%	2.08%	0.83%	2.06%
Financial Reserves Fund — Class A Shares
Year Ended 10/31/09	$1.000	0.006	—	(b)	(0.006)	—		$1.000	0.57%		$494,952	0.71%	0.59%	0.71%	0.59%
Year Ended 10/31/08	$1.000	0.025	—	(b)	(0.025)	—		$1.000	2.53%		$691,504	0.66%	2.45%	0.66%	2.45%
Year Ended 10/31/07	$1.000	0.048	—		(0.048)	—		$1.000	4.86	%(c)	$583,842	0.67%	4.66%	0.67%	4.66%
Year Ended 10/31/06	$1.000	0.041	—	(b)	(0.041)	—		$1.000	4.22%		$460,955	0.69%	4.13%	0.69%	4.13%
Year Ended 10/31/05	$1.000	0.022	—		(0.022)	—		$1.000	2.23%		$481,934	0.71%	2.19%	0.73%	2.17%
Tax-Free Money Market Fund — Class A Shares
Year Ended 10/31/09	$1.000	0.002	—		(0.002)	—		$1.000	0.17%		$253,765	0.76%	0.20%	0.83%	0.13%
Year Ended 10/31/08	$1.000	0.020	—		(0.020)	—		$1.000	1.99%		$420,644	0.77%	1.95%	0.77%	1.95%
Year Ended 10/31/07	$1.000	0.030	—	(b)	(0.030)	—		$1.000	3.07	%(c)	$362,330	0.77%	2.94%	0.77%	2.94%
Year Ended 10/31/06	$1.000	0.026	—	(b)	(0.026)	—		$1.000	2.61%		$426,065	0.79%	2.57%	0.79%	2.57%
Year Ended 10/31/05	$1.000	0.014	—		(0.014)	—		$1.000	1.44%		$448,410	0.82%	1.39%	0.84%	1.37%
Ohio Municipal Money Market Fund — Class A Shares
Year Ended 10/31/09	$1.000	0.002	—	(b)	(0.002)	—		$1.000	0.15%		$206,259	0.79%	0.19%	0.93%	0.05%
Year Ended 10/31/08	$1.000	0.019	—		(0.019)	—		$1.000	1.88%		$377,120	0.87%	1.84%	0.87%	1.84%
Year Ended 10/31/07	$1.000	0.029	—		(0.029)	—		$1.000	2.96	%(c)	$334,090	0.87%	2.83%	0.87%	2.83%
Year Ended 10/31/06	$1.000	0.025	—	(b)	(0.025)	—		$1.000	2.49%		$488,431	0.89%	2.46%	0.89%	2.46%
Year Ended 10/31/05	$1.000	0.013	—	(b)	(0.013)	—		$1.000	1.35%		$543,425	0.89%	1.33%	0.94%	1.28%

(a)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(b)  Rounds to less than $0.001 per share.

(c)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the
Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007,
BISYS parent company BISYS Group, Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  Rounds to less than 0.01%.

(e)  During the year ended October 31, 2009, KeyCorp, an affiliate of the Adviser, made contributions to the Fund in accordance with an irrevocable letter of credit (See Note (7) in Notes to Financial
Statements). Had these payments not been made, the total return of the Fund would have been
0.10% lower.

(f)  During the year ended October 31, 2008, KeyCorp, an affiliate of the Adviser, made contributions to the Fund in accordance with an irrevocable letter of credit (See Note (7) in Notes to Financial
Statements). Had these payments not been made, the total return of the Fund would have been
0.16% lower.

See notes to financial statements.

30

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

See notes to financial statements.

31

Notes to Financial Statements

The Victory Portfolios  October 31, 2009

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. As of October 31, 2009, the Trust offered shares of 22 funds. The accompanying financial statements are those of the Government Reserves Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and Ohio Municipal Money Market Fund (collectively, the "Funds" and individually, a "Fund").

The Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and Ohio Municipal Money Market Fund are authorized to issue one class of shares: Class A Shares. The Government Reserves Fund is authorized to issue two classes of shares: Trust Shares and Select Shares. Each class of shares in a Fund has substantially identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

The Government Reserves Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Prime Obligations Fund seeks to provide current income consistent with liquidity and stability of principal. The Financial Reserves Fund seeks to provide as high a level of current income as is consistent with preserving capital and providing liquidity. The Tax-Free Money Market Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal. The Ohio Municipal Money Market Fund seeks to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Investments of the Funds are valued on the basis of amortized cost, which approximates market value. Under the amortized cost valuation method, discount or premium is accreted or amortized on a constant basis to the maturity of the security. In certain circumstances, securities may be valued at fair value determined pursuant to procedures approved by the Board of Trustees (the "Board"). Investments in other open-end investment companies are valued at their respective net asset values.

32

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

In accordance with Rule 2a-7 of the 1940 Act, the market values of the securities held in the Funds are determined at least once per week, unless the need arises to determine more frequently, using prices supplied by the Funds' independent pricing services. These values are then compared to the securities' amortized cost. Securities whose market price varies from amortized cost by more than +/- 0.5% are indentified and validated with the pricing service. If Victory Capital Management ("VCM" or the "Adviser") concludes that the price obtained from the pricing service is not reliable, or if the pricing service does not provide a price for a security, the Adviser will provide an independent dealer to supply a price. Absent a price from the pricing service or an independent dealer, the Adviser may supply a fair value for the security for the comparison, which will be determined pursuant to procedures approved by the Board. If the difference between the aggregate market price and aggregate amortized cost of all securities held by a Fund exceeds +/- 0.00375%, the Funds' administrator will notify a senior officer of the Funds who will call a meeting of the Board to fully advise the Funds' Trustees. If the difference exceeds +/- 0.0050%, a meeting of the Board will be convened to determine what action, if any, to initiate.

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad based levels listed below:

• Level 1 — quoted prices in active markets for identical securities.

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.).

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Funds' investments as of October 31, 2009 (amounts in thousands):

Fund Name	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	LEVEL 3 — Significant Unobservable Inputs	Total
Government Reserves Fund
U.S. Government Agency Securities	$—	$778,302	$—	$778,302
U.S. Treasury Obligations	—	9,974	—	9,974
Total	—	788,276	—	788,276
Prime Obligations Fund
Certificates of Deposit	—	62,885	—	62,885
Commercial Paper	—	50,194	—	50,194
Corporate Bonds	—	132,904	6,450	139,354
Municipal Bonds	—	102,690	—	102,690
Repurchase Agreements	—	26,400	—	26,400
U.S. Government Agency Security Securities	—	122,989	—	122,989
U.S. Treasury Obligations	—	47,915	—	47,915
Total	—	545,977	6,450	552,427

33

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

Fund Name	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	LEVEL 3 — Significant Unobservable Inputs	Total
Financial Reserves Fund
Certificates of Deposit	$—	$49,988	$—	$49,988
Commercial Paper	—	53,600	—	53,600
Corporate Bonds	—	122,442	2,015	124,457
Municipal Bonds	—	89,300	—	89,300
U.S. Government Agency Securities	—	134,788	—	134,788
Repurchase Agreements	—	12,500	—	12,500
U.S.Treasury Obligations	—	39,933	—	39,933
Total	—	502,551	2,015	504,566
Tax-Free Money Market Fund
Municipal Bonds	—	245,652	—	245,652
Investment Companies	—	4,977	—	4,977
Total	—	250,629	—	250,629
Ohio Municipal Money Market Fund
Municipal Bonds	—	175,047	—	175,047
Investment Companies	—	25,942	—	25,942
Total	—	200,989	—	200,989

Reconciliation of Level 3 Items

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Prime Obligations Fund	Investments In Securities
Balance as of 10/31/08	$7,919
Realized Gain (Loss)	697
Change in unrealized appreciation/depreciation (a)	(423)
Net purchases (sales)	(1,743)
Transfers in and/or out of Level 3	—
Balance as of 10/31/09	$6,450
Financial Reserves Fund	Investments In Securities
Balance as of 10/31/08	$2,475
Realized Gain (Loss)	—
Change in unrealized appreciation/depreciation (a)	(133)
Net purchases (sales)	(327)
Transfers in and/or out of Level 3	—
Balance as of 10/31/09	$2,015

(a)  The change in unrealized appreciation/depreciation is attributable to investments held at October 31, 2009.

Treasury Guarantee Program for Money Market Funds:

The Board of the Trust approved, on October 7, 2008, the participation by each of the Funds in the U.S. Department of Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program insured shareholders against loss up to the maximum amount of shares

34

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

held as of the close of business September 19, 2008, in the event that any Fund liquidated its holdings and the net asset value per share at the time of liquidation is less than $1.00 per share. The Program was designed to help stabilize the credit markets by discouraging substantial redemptions in money market funds.

Participation in the initial three months of the Program (that is, until December 18, 2008) required a payment to the U.S. Department of Treasury in the amount of 0.01% based on the net asset value of each Fund (except Prime Obligations Fund, which required a payment in the amount of 0.015%) as of September 19, 2008. On November 24, 2008 the Secretary of the Treasury extended the Program beyond its initial three-month term through the close of business April 30, 2009, and on March 31, 2009 chose to extend it further, up through September 18, 2009. On December 3, 2008, the Board approved the Funds' participation in the extension of the Program through April 30, 2009. Furthermore, on April 9, 2009 the Board approved the Funds' continued participation in the Program through its conclusion on September 18, 2009. Participation in these two extensions each required a payment to the U.S. Department of the Treasury in the amount of 0.015% based on the net asset value of each Fund (except Prime Obligations Fund, which required payments of 0.022% and 0.023%, respectively) as of September 19, 2008. The expense of the Program is included within each Fund's Statement of Operations. The Program ceased operations on September 18, 2009.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:

Each Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with a value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited and/or result in additional costs. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Securities Purchased on a When-Issued Basis:

All Funds may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable for investments purchased on the accompanying statements of assets and liabilities. As of October 31, 2009,

35

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

the Funds had outstanding when-issued purchase commitments covered by the segregated assets as identified on the Schedules of Portfolio Investments.

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly for the Funds. Distributable net realized capital gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital in the statements of assets and liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Other:

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each fund in the Trust on the basis of relative net assets or other appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, shareholder servicing, printing and 12b-1 fees.

Subsequent Events:

The Funds have evaluated subsequent events through December 22, 2009, which is the date these financial statements were issued and there are no further subsequent events to report beyond the update in Note 7 — Market Events.

3.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by VCM, a wholly owned subsidiary of KeyBank National Association ("KeyBank"). Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the Funds. The investment advisory fee of the Government Reserves Fund is computed at an annual rate of 0.40% of the Fund's average daily net assets up to $3.0 billion, 0.30% of the Fund's average daily net assets between $3.0 billion and $3.5 billion, and 0.25% of the Fund's average daily net assets greater than $3.5 billion; the investment advisory fee of the Prime Obligations Fund is computed at an annual rate of 0.35% of the Fund's average daily net assets up to $1.5 billion, 0.30% of the Fund's average daily net assets between $1.5 billion and $2.0 billion, 0.25% of the Fund's average daily net assets between $2.0 billion and $2.5 billion, and 0.20% of the Fund's average daily net assets greater than $2.5 billion; the investment advisory fee of the Financial Reserves Fund is computed at an annual rate of 0.50% of the Fund's average daily net assets; the investment advisory fee of the

36

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

Tax-Free Money Market Fund is computed at an annual rate of 0.35% of the Fund's average daily net assets up to $600 million, 0.30% of the Fund's average daily net assets between $600 million and $1.2 billion, and 0.25% of the Fund's average daily net assets greater than $1.2 billion; and the investment advisory fee of the Ohio Municipal Money Market is computed at an annual rate of 0.45% of the Fund's average daily net assets up to $600 million, 0.35% of the Fund's average daily net assets between $600 million and $1.2 billion, and 0.25% of the Fund's average daily net assets greater than $1.2 billion. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

KeyBank, serving as custodian for all Funds in the Trust (excluding International Fund and International Select Fund), receives custodian fees computed at the annual rate of 0.013% of the first $10 billion of the Trust's, The Victory Variable Insurance Funds' and The Victory Institutional Funds' (the "Victory Trusts") average daily net assets, 0.0113% of the Victory Trusts' average daily net assets between $10 billion and $12.5 billion and 0.0025% of the Victory Trusts' average daily net assets greater than $12.5 billion. Average daily net assets for this computation does not include International Fund and International Select Fund. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, the Trust and The Victory Variable Insurance Funds (collectively, the "Trusts") pay VCM a fee at the annual rate of 0.108% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.078% of the aggregate net assets of the Trusts between $8 billion and $10 billion; plus 0.075% of the aggregate net assets of the Trusts between $10 billion and $12 billion; plus 0.065% of the aggregate net assets of the Trusts greater than $12 billion, for providing certain administrative and fund accounting services to the Trusts' series.

The Prime Obligations Fund and Financial Reserves Fund have entered into an irrevocable letter of credit with KeyCorp, an affiliate of the Adviser. Details of this transaction are located in footnote 7.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Funds' Transfer Agent. Under the terms of the Transfer Agent Agreement, Citi receives a fee that is calculated daily at the annual rate of 0.02% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.015% of the aggregate net assets of the Trusts between $8 billion and $16 billion; plus 0.01% of the aggregate net assets of the Trusts between $16 billion and $20 billion; plus 0.005% of the aggregate net assets of the Trusts greater than $20 billion. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

The Distributor or financial institutions (directly or through the Distributor) may receive from all the Funds (other than the Trust Shares of the Government Reserves Fund), pursuant to a Shareholder Servicing Plan, a fee of up to 0.25% of the average daily net assets of the Funds for providing support services to shareholders of the Funds, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange, and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Adviser. Currently, the Financial Reserves Fund is not paying this fee. For the fiscal year ended October 31, 2009, affiliates of the Adviser earned $4,246 (amount in thousands).

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Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Funds (does not include Prime Obligations Fund or Tax-Free Money Market Fund). The Plan allows the Adviser, the Administrator and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to this Plan. To the extent that any payments made by the Funds' Administrator, Distributor, Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan. No fees are currently being paid under the Plan.

The Adviser, Citi, or other service providers may waive or reimburse fees to assist the Funds in maintaining competitive expense ratios. The amounts are not available to be recouped at a future time.

The Government Reserves Fund, Tax Free Money Market Fund and Ohio Municipal Money Market Fund have entered into a fee waiver and expense reimbursement agreement with the Adviser and has agreed to waive fees or reimburse expenses by amounts necessary to maintain a minimum yield of 0.01% and in which the Funds have agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the yield of a class to decrease below 0.01%.

The Adviser is contractually limiting fees and expenses until March 31, 2010. As of October 31, 2009, the following amounts have been waived or reimbursed by the Adviser and are subject to repayment by the respective fund (amounts in thousands):

Fund	Amount Waived or Reimbursed	Expires October 31,
Government Reserves Fund, Trust Class	$53	2012
Government Reserves Fund, Select Class	475	2012
Tax Free Money Market Fund	117	2012
Ohio Municipal Money Market Fund	236	2012

On December 1, 2006, VCM paid the Funds comprising The Victory Portfolios approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, BISYS Fund Services, Inc., ("BISYS") (BISYS was acquired by Citi on August 1, 2007) and VCM, the sub-administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures required additional disclosure to the Board at the time incurred. Under terms of the agreement, Citi and VCM will pay an aggregate of approximately $13.3 million (inclusive of the amounts already paid on December 1, 2006). The payment from Citi will be made on a date and pursuant to a distribution plan to be approved by the Securities and Exchange Commission (the "SEC") in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to the same matters. A proposed plan of distribution, ("Fair Fund Plan") was posted by the SEC for public review and comment on May 29, 2009. Further information, including the methodology of the Fair Fund Plan, is available on the SEC website at www.sec.gov/litigation/admin/2009/34-60011-pdp.pdf. None of these payments has had, or is expected to have, a material effect on the net asset value of any Fund.

4.  Risks:

The Ohio Municipal Money Market Fund invests primarily in municipal debt obligations issued by the state of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. This Fund is more susceptible to economic and political factors, which

38

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

might adversely affect municipalities and companies within the state of Ohio than are other types of funds which are not geographically concentrated to the same extent.

The Funds will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Funds. The Funds may be negatively impacted if counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by the Adviser to be of comparable quality.

5.  Line of Credit:

The Victory Trusts (except International Fund and International Select Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $150 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 30 basis points on $150 million for providing the Line of Credit. Prior to June 1, 2009, KeyCorp received an annual commitment fee of eight basis points on $200 million for providing the line of credit. For the fiscal year ended October 31, 2009, KeyCorp earned approximately $300 for the Line of Credit fee (amount in thousands). Each Fund in the Victory Trusts (except International Fund and International Select Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average daily loan outstanding and average interest rate for the fiscal year ended October 31, 2009 was as follows (dollar amounts in thousands).

Fund	Average Loan	Average Rate
Government Reserves Fund	$62	1.36%
Prime Obligations Fund	1	1.96%
Financial Reserves Fund	1	1.71%
Tax Free Money Market Fund	34	2.26%
Ohio Municipal Money Market Fund	6	2.00%

As of October 31, 2009 the Funds had no loans outstanding with KeyCorp.

6.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid)(amounts in thousands):

	Distributions Paid From Ordinary Income		Total Taxable Distributions		Tax Exempt Distributions	Total Distributions Paid
Government Reserves Fund	$2,562		$2,562		$—	$2,562
Prime Obligations Fund	3,967		3,967		—	3,967
Financial Reserves Fund	4,190		4,190		—	4,190
Tax-Free Money Market Fund	—		—		1,716	1,716
Ohio Municipal Money Market Fund	—	(a)	—	(a)	1,474	1,474

(a)  Rounds to less than $1.

39

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid)(amounts in thousands):

	Distributions Paid From Ordinary Income	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Government Reserves Fund	$23,303	$23,303	$—	$23,303
Prime Obligations Fund	26,415	26,415	—	26,415
Financial Reserves Fund	17,874	17,874	—	17,874
Tax-Free Money Market Fund	28	28	8,221	8,249
Ohio Municipal Money Market Fund	65	65	6,943	7,008

As of October 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows (total distributions payable may differ from the Statements of Assets and Liabilities because for tax purposes, dividends are recognized when actually paid)(amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income		Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ Deficit
Government Reserves Fund	$—	$73		$—	$73	$(3)	$(41)	$—	$29
Prime Obligations Fund	—	420		—	420	(5)	(3,929)	1,635	(1,879)
Financial Reserves Fund	—	256		—	256	(119)	(1,896)	511	(1,248)
Tax-Free Money Market Fund	7	—		—	7	(1)	(13)	—	(7)
Ohio Municipal Money Market Fund	6	—	(a)	3	9	(1)	—	—	8

(a)  Rounds to less than $1.

*  The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the difference between book and tax recognition of income/losses on certain securities.

As of October 31, 2009, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations (amounts in thousands):

	Expiration Year
	2011		2014	2015	2016	2017	Total
Government Reserves Fund	$—		$—	$—	$—	$41	$41
Prime Obligations Fund	—		—	—	3,929	—	3,929
Financial Reserves Fund	—	(a)	1	—	1,885	10	1,896
Tax Free Money Market Fund	—		11	2	—	—	13

(a)  Rounds to less than $1.

40

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

During the year ended October 31, 2008, the Prime Obligations Fund and Ohio Municipal Money Market Fund utilized $688 (amount in thousands) and $447, respectively, of capital loss carryforwards.

The cost basis of investments of Prime Obligations Fund and the Financial Reserves Fund for federal income tax purposes, gross unrealized appreciation, gross realized depreciation and net unrealized appreciation/depreciation as of October 31, 2009 are as follows (amounts in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Prime Obligations Fund	$550,792	$5,861	$(4,226)	$1,635
Financial Reserves Fund	504,055	1,832	(1,321)	511

7.  Market Events:

Financial Reserves Fund and Prime Obligations Fund

The value of asset-backed securities, including those issued by structured investment vehicles (SIVs), may be affected by, among other things, changes in: interest rates, the quality of underlying assets or the market's assessment of those assets, factors concerning the interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of entities that provide any credit enhancements. SIVs generally have experienced significantly decreased liquidity as well as declines in the market value of certain categories of collateral underlying the SIVs.

The Financial Reserves Fund (the "FR Fund") and Prime Obligations Fund (the "PO Fund") each own obligations of SIV Portfolio plc ("Portfolio"), formerly Cheyne Finance LLC, a SIV. On August 28, 2007, Portfolio breached a financial covenant related to the market value of its underlying collateral. Portfolio subsequently became insolvent and defaulted on its obligations to pay interest and principal due to the noteholders. The Trust's Board, acting on the recommendation of the Adviser, and in the exercise of its business judgment, concluded that it would not be in the best interests of either the FR Fund or the PO Fund or their shareholders to dispose of the Portfolio security at that time.

In mid-July 2008, Portfolio was restructured and, in an auction held by the receiver, bidders acquired approximately 21% of Portfolio's non-cash assets. The remaining non-cash assets were transferred to Gryphon Funding ("Gryphon"), a new SIV. As a result of the reorganization, the FR Fund and the PO Fund currently hold interests in both Portfolio and Gryphon. During the period ended October 31, 2009, Gryphon has made monthly cash distributions from the underlying holdings.

On July 17, 2008, KeyCorp, the parent of the Adviser, amended an irrevocable letter of credit to include the FR Fund and the PO Fund under the letter of credit for the stated principal amount of each Fund's original Portfolio investment and to maintain the mark to market net asset values of the FR Fund and the PO Fund so that they do not fall below $0.9950. On November 6, 2009, the letter of credit was amended and restated leaving its substantive provisions intact but, among other things, increasing the level that the funds will not fall below to $0.9975, changing the conditions under which KeyCorp may seek return of the amounts advanced and extending the expiration date to March 31, 2010.

For purposes of carrying out the monitoring procedures, as described in the Funds' Statement of Additional Information, the FR Fund and the PO Fund have reduced the mark-to-market values of the Portfolio and Gryphon securities to amounts below par. These reductions have had minimal impact on the deviation between the FR Fund mark-to-market net asset value and its amortized cost price per share has remained at $1.00. Through December 18, 2009, the PO Fund has drawn on the letter of credit for total amounts of $2.5 million cumulatively, permitting the PO Fund to maintain its rounded per share net asset value at $1.00. For financial statement purposes, the Portfolio and Gryphon securities are recorded at fair value.

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Victory Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Victory Portfolios, constituting the Government Reserves Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund, and the Ohio Municipal Money Market Fund (the "Funds"), as of October 31, 2009, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights presented herein for each of the respective periods ended October 31, 2008 and prior were audited by another registered public accounting firm whose report dated December 22, 2008 expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Portfolios as of October 31, 2009, the results of their operations for the year then ended, and the changes in their net assets for year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 22, 2009

42

Supplemental Information
The Victory Portfolios  October 31, 2009

(Unaudited)

Trustee and Officer Information

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently eleven Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustees"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their year of birth, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 22 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Independent Trustees.

Mr. David Brooks Adcock (1951)	Trustee	February 2005	Consultant (since 2006); General Counsel, Duke University and Duke University Health System (1982-2006).	None.

Mr. Nigel D. T. Andrews (1947)	Vice Chair and Trustee	August 2002	Retired.	Chemtura Corporation; Old Mutual plc.

Teresa C. Barger (1955)	Trustee	December 2008	Chief Investment Officer/Chief Executive Officer, Cartica Capital LLC (since, 2007); Director of the Corporate Governance and Capital Markets Advisory Department for the World Bank and International Finance Corporation (2004-2007).	None.

Ms. E. Lee Beard (1951)	Trustee	February 2005	Principal Owner (since 2005) The Henlee Group; President/Owner (2003-2005) ELB Consultants.	None.

Ms. Lyn Hutton (1950)	Trustee	March 2002	Chief Investment Officer, The Commonfund for Nonprofit Organizations (since 2003).	None.

Mr. John L. Kelly (1953)	Trustee	May 2008	Private Investor (since 2009); Managing Director, JL Thornton & Co. Financial Consultant (2003-2009).	None.

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The Victory Portfolios  October 31, 2009

(Unaudited)

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
David L. Meyer (1957)	Trustee	December 2008	Retired (since 2008), Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008).	None.

Ms. Karen F. Shepherd (1940)	Trustee	August 2002	Retired.	UBS Bank USA; OC Tanner Co.

Mr. Leigh A. Wilson (1944)	Chair and Trustee	November 1994	Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum (since 2004).	Chair, Old Mutual Advisor II Funds (23 portfolios) and Old Mutual Insurance Series (8 Portfolios); Trustee, Old Mutual Funds III (12 Portfolios).

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Interested Trustees.

David C. Brown (1972)	Trustee	May 2008	Chief Operating Officer, Victory Capital Management, Inc. (since 2004).	None.

Robert L. Wagner (1954)	Trustee	December 2009	Chief Executive Officer, Victory Capital Management, Inc. (since 2004).	None.

Messrs. Brown and Wagner are "Interested Persons" by reason of their relationship with Victory Capital Management, Inc.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 1-800-539-3863.

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(Unaudited)

Officers.

The officers of the Trust, their year of birth, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name (Year of Birth)	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. Michael Policarpo, II (1974)	President	May 2008	Managing Director of the Adviser (since 2005). Vice President of Finance, Gartmore Global Investments, (2004-2005).

Mr. Peter W. Scharich (1964)	Vice President	May 2008	Managing Director, Mutual Fund Administration, the Adviser (since 2006), Managing Director, Strategy, the Adviser (2005-2006), Chief Financial Officer, the Adviser (2002-2005).

Mr. Christopher K. Dyer (1962)	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Mr. Jay G. Baris (1954)	Assistant Secretary	August 2003	Partner, Kramer Levin Naftalis & Frankel LLP.

Mr. Christopher E. Sabato (1968)	Treasurer	May 2006	Senior Vice President, Treasury Services, Citi.

Mr. Michael J. Nanosky (1966)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	February 2009	Vice President and Chief Compliance Officer, CCO Services of Citi Fund Services Inc. (since 2008); Vice President and Managing Director of Regulatory Compliance, National City Bank-Allegiant Asset Management (2004-2008).

Mr. Edward J. Veilleux (1943)	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002.

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(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-539-3863. The information included in the Funds' Statement of Additional Information, which is available on the Funds' website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds' website at www.victoryconnect.com and on the Securities and Exchange Commissions website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files its complete list of schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 through October 31, 2009.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period* 5/1/09-10/31/09	Expense Ratio During Period 5/1/09-10/31/09
Government Reserves Fund
Trust Shares	$1,000.00	$1,000.10	$2.82	0.56%
Select Shares	1,000.00	1,000.10	2.87	0.57%
Prime Obligations Fund
Class A Shares	1,000.00	1,000.80	4.24	0.84%
Financial Reserves Fund
Class A Shares	1,000.00	1,001.90	3.53	0.70%
Tax-Free Money Market Fund
Class A Shares	1,000.00	1,000.10	3.43	0.68%
Ohio Municipal Money Market Fund
Class A Shares	1,000.00	1,000.10	3.18	0.63%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized

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(Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period* 5/1/09-10/31/09	Expense Ratio During Period** 5/1/09-10/31/09
Government Reserves Fund
Trust Shares	$1,000.00	$1,022.38	$2.85	0.56%
Select Shares	1,000.00	1,022.33	2.91	0.57%
Prime Obligations Fund
Class A Shares	1,000.00	1,020.97	4.28	0.84%
Financial Reserves Fund
Class A Shares	1,000.00	1,021.68	3.57	0.70%
Tax-Free Money Market Fund
Class A Shares	1,000.00	1,021.78	3.47	0.68%
Ohio Municipal Money Market Fund
Class A Shares	1,000.00	1,022.03	3.21	0.63%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized

Portfolio Holdings

(As a Percentage of Total Investments)

Government Reserves Fund	Prime Obligations Fund

Portfolio Holdings As a Percentage of Total Investments	Portfolio Holdings As a Percentage of Total Investments

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The Victory Portfolios  October 31, 2009

(Unaudited)

Financial Reserves Fund	Tax-Free Money Market Fund

Portfolio Holdings As a Percentage of Total Investments	Portfolio Holdings As a Percentage of Total Investments

Ohio Municipal Money Market Fund

Portfolio Holdings As a Percentage of Total Investments

Additional Federal Income Tax Information

For the year ended October 31, 2009, the following Funds designated tax-exempt income distributions of (amounts in thousands):

Amount
Tax-Free Money Market Fund	$1,716
Ohio Municipal Money Market Fund	1,474

For the year ended October 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following Funds designated the following amounts as qualified interest income distribution (amounts in thousands):

Amount
Government Reserves Fund	$1,423
Prime Obligations Fund	3,146
Financial Reserves Fund	3,526

The Government Reserves Fund designates $123 (amount in thousands) as short-term capital gain distribution.

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The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

VF-MMMF-ANN (12/09)

October 31, 2009

Annual Report

Diversified Stock Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

Shareholder Letter	3

Fund Review and Commentary	4

Financial Statements

Schedule of Portfolio Investments	6

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	13

Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	26

Supplemental Information

Trustee and Officer Information	27

Proxy Voting and Form N-Q Information	30

Expense Examples	30

Additional Federal Income Tax Information	32

The Funds are distributed by Victory Capital Advisers Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment advisor to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Diversified Stock Fund.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

The Victory Portfolios

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

1

This page is intentionally left blank.

2

Letter to Our Shareholders

The economic outlook has brightened considerably since the first quarter of 2009, thanks to swift and decisive action taken by the Federal Reserve and the U.S. Government. A variety of stimulus programs were enacted both domestically and globally to stabilize the financial markets. Together with accommodative fiscal policy, these efforts provided support and have helped strengthen the economy, evidenced by a 3.5% increase in GDP in the third quarter.

In the first quarter of 2009, the broad market continued its overall decline, but rallied sharply towards the end of the quarter to finish in a strong fashion. Both stock and bond markets rallied through the second and third quarters. Through October, the equity market is positioned to have its best year since 2003. Likewise, the bond market has strengthened, with the Barclays Capital U.S. Aggregate Bond Index posting eight consecutive months of gains. Confidence in the market continues, where expectations from analysts and the Federal Reserve predict that GDP growth in both the U.S. and foreign markets will be positive throughout 2010. Investor pessimism may be lifting as well, evidenced by flow activity in and out of various mutual fund categories. Money market funds, which many investors turned to in 2008 for their safety, have experienced net outflows year-to-date, seemingly in favor of bond funds, which have seen net inflows through October.

Economic uncertainty and market volatility has subsided, and we continue to believe that patient investors will be rewarded over the longer-term. Absolute market valuations are reasonable relative to realistic earnings estimates, and the opportunity to invest in companies with appreciation potential is promising for our investors. Victory remains constructive on the longer-term outlook, albeit cognizant of the short-term risks, and continues to invest in the market with confidence. In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1. Consistent Performance and Investment Quality

Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2. Client Service Excellence

Our approach is simple: communication is complete, honest, timely and straightforward — our goal is no surprises.

3. Empowerment, Ownership and Accountability

Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high quality investment products and services.

We appreciate your confidence in the Victory Funds. We continue to closely monitor the possibility of increased regulatory reform wrought by the tumultuous times, and will strive to embrace the programs and adopt the procedures necessary to safeguard our shareholders. If you have questions or would like further information, please feel free to contact us at 1-800-539-3863 or via our website at www.VictoryConnect.com.

Michael Policarpo

President, Victory Funds

3

The Victory Equity Funds

Diversified Stock Fund

Investment Considerations

Equity securites (stock) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

Fiscal 2009 marked a significant milestone for the Victory Diversified Fund, celebrating its twentieth year of operation with the same lead portfolio manager at the helm. After a tumultuous start with the financial system in an extremely fragile state, credit markets opened up and the equity market staged a massive rally to finish the year well into positive territory. With the risk of a great depression off the table and seeds of economic recovery being sewn, confidence was restored. Additionally, zero interest rate policy essentially forced investors out of short term holdings into riskier assets such as equities and higher yielding corporate debt. The Fund (Class A Shares at net asset value) returned 7.1% for the fiscal year, lagging the S&P 500 Index1 return of 9.8%, but maintaining its stellar long-term track record against the index.

Technology and Consumer Cyclicals were the best performing sectors for the fiscal year, which is not atypical of market leadership in the early stages of economic recovery. Despite being the strongest performing sector off of the March lows, Financials were the worst and only negative performing sector for the year, the third consecutive year of Financials' underperformance. Technology benefitted from low expectations, free cash flow yields well above historic levels, and aggressive capacity reduction early in the year which provided higher operating leverage to improving economic conditions.

Top performing securities were Alcon, Anadarko, Halliburton, Schlumberger and EMC. Alcon performed well on share gain in its industry leading ophthalmology franchise. Energy service companies Halliburton and Schlumberger rebounded with the rebound in commodity prices, and Anadarko announced several new discoveries, further improving its industry leading production profile. EMC appreciated off of very low levels on the pickup in demand for its storage systems, and the perception that corporate spending on information technology had hit trough levels. The worst performers were primarily concentrated in the financial sector, including Citigroup and JP Morgan. Additionally, Boeing's performance suffered due to continuous delays in its new aircraft. All three of these positions were sold early in the year.

Portfolio Holdings

As a Percentage of Total Investments

4

The Victory Equity Funds

Diversified Stock Fund (continued)

Average Annual Total Return

Year Ended October 31, 2009

	Diversified Stock Fund Class A		Diversified Stock Fund Class C		Diversified Stock Fund Class R	Diversified Stock Fund Class I
INCEPTION DATE	10/20/89		2/28/02		3/26/99	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value
One Year	7.12%	1.00%	6.32%	5.32%	6.91%	7.45%
Three Year	–5.32%	–7.17%	–6.06%	–6.06%	–5.57%	n/a
Five Year	1.60%	0.40%	0.80%	0.80%	1.32%	n/a
Ten Year	2.87%	2.26%	n/a	n/a	2.52%	n/a
Since Inception	9.62%	9.29%	1.43%	1.43%	2.82%	–11.71%

Expense Ratios

Gross	1.10%	1.92%	1.40%	0.79%
With Applicable Waivers	1.10%	1.92%	1.40%	0.79%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2009. Additional information pertaining to the Fund's expense ratio as of October 31, 2009 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Diversified Stock Fund — Growth of $10,000

1The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

The Victory Portfolios  Schedule of Portfolio Investments
Diversified Stock Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (3.9%)
General Electric Capital Corp., 0.09% (a), 11/2/09	$148,985	$148,984
Total Commercial Paper (Amortized Cost $148,984)		148,984
Common Stocks (94.5%)
Aerospace/Defense (2.7%):
Lockheed Martin Corp.	784,000	53,931
Raytheon Co.	1,111,000	50,306
		104,237
Airlines (1.1%):
Southwest Airlines Co.	4,904,100	41,194
Banks (5.9%):
Bank of America Corp.	6,512,300	94,949
Northern Trust Corp. (b)	1,474,910	74,114
PNC Financial Services Group, Inc. (b)	173,469	8,490
U.S. Bancorp (b)	2,138,400	49,654
		227,207
Biotechnology (1.8%):
Amgen, Inc. (b) (c)	1,253,900	67,372
Brokerage Services (2.6%):
Charles Schwab Corp. (b)	5,722,670	99,231
Chemicals (0.3%):
PPG Industries, Inc. (b)	172,200	9,717
Commercial Services (0.4%):
Paychex, Inc.	493,000	14,006
Computers & Peripherals (4.7%):
Dell, Inc. (b) (c)	3,114,000	45,122
EMC Corp. (b) (c)	8,117,500	133,695
		178,817
Consumer Products (0.8%):
Colgate-Palmolive Co.	374,100	29,416
Cosmetics & Toiletries (0.8%):
Estee Lauder Cos., Class A (b)	722,498	30,706
Electronics (0.9%):
General Electric Co.	2,546,238	36,309
Food Processing & Packaging (0.6%):
H.J. Heinz Co. (b)	486,200	19,565
Kellogg Co.	72,000	3,711
		23,276
Health Care (2.2%):
Alcon, Inc.	603,734	86,207
Home Builders (0.5%):
Toll Brothers, Inc. (b) (c)	1,215,814	21,058

See notes to financial statements.

6

The Victory Portfolios  Schedule of Portfolio Investments — continued
Diversified Stock Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Internet Business Services (0.1%):
Juniper Networks, Inc. (b) (c)	216,800	$5,531
Internet Service Provider (1.9%):
Yahoo!, Inc. (b) (c)	4,604,566	73,213
Investment Companies (1.5%):
Invesco Ltd.	2,691,928	56,934
Manufacturing — Diversified (3.4%):
Illinois Tool Works, Inc. (b)	444,800	20,425
Ingersoll-Rand PLC	1,155,000	36,487
Tyco International Ltd.	2,178,480	73,088
		130,000
Media (0.9%):
News Corp., Class A	3,108,563	35,811
Mining (2.8%):
Barrick Gold Corp.	1,744,456	62,679
Newmont Mining Corp. (b)	1,055,000	45,850
		108,529
Oil & Gas Exploration — Production & Services (2.8%):
Anadarko Petroleum Corp. (b)	1,446,299	88,123
Apache Corp.	216,500	20,377
		108,500
Oil Companies — Integrated (1.1%):
Hess Corp.	783,493	42,888
Oilfield Services & Equipment (8.9%):
Halliburton Co. (b)	4,035,547	117,878
Schlumberger Ltd.	2,703,707	168,171
Weatherford International Ltd. (c)	3,152,000	55,254
		341,303
Paint, Varnishes & Enamels (0.7%):
The Sherwin-Williams Co. (b)	458,500	26,153
Pharmaceuticals (9.4%):
Johnson & Johnson (b)	1,465,600	86,544
Merck & Co., Inc. (b)	2,365,200	73,155
Pfizer, Inc. (b)	6,945,500	118,282
Teva Pharmaceutical Industries Ltd., Sponsored ADR (b)	1,672,400	84,423
		362,404
Retail (2.1%):
Target Corp. (b)	1,671,100	80,931
Retail — Drug Stores (2.7%):
CVS Caremark Corp.	2,970,075	104,844
Retail — Specialty Stores (4.2%):
Bed Bath & Beyond, Inc. (b) (c)	441,947	15,561
Lowe's Cos., Inc.	7,533,276	147,426
		162,987

See notes to financial statements.

7

The Victory Portfolios  Schedule of Portfolio Investments — continued
Diversified Stock Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Semiconductors (10.3%):
Altera Corp. (b)	2,506,767	$49,609
Applied Materials, Inc. (b)	7,877,900	96,110
Intel Corp. (b)	4,887,470	93,400
Lam Research Corp. (b) (c)	1,796,650	60,583
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	9,965,871	95,074
		394,776
Software & Computer Services (5.6%):
Microsoft Corp. (b)	5,091,700	141,193
Oracle Corp.	3,554,490	75,000
		216,193
Steel (2.2%):
Nucor Corp.	2,121,078	84,525
Telecommunications — Services & Equipment (2.1%):
Motorola, Inc. (b)	9,215,000	78,973
Transportation Services (4.1%):
Expeditors International of Washington, Inc. (b)	1,124,900	36,244
United Parcel Service, Inc., Class B	2,230,331	119,724
		155,968
Utilities — Electric (0.5%):
Exelon Corp.	381,402	17,911
Utilities — Telecommunications (1.9%):
AT&T, Inc. (b)	2,201,300	56,507
Verizon Communications, Inc.	495,000	14,647
		71,154
Total Common Stocks (Cost $3,208,553)		3,628,281
Short-Term Securities Held as Collateral for Securities Lending (7.8%)
Pool of various securities for Victory Funds	$299,137	298,613
Total Short-Term Securities Held as Collateral for Securities Lending (Amortized Cost $299,137)		298,613
Total Investments (Cost $3,656,674) — 106.2%		4,075,878
Liabilities in excess of other assets — (6.2)%		(239,456)
NET ASSETS — 100.0%		$3,836,422

(a)  Rate represents the effective yield at purchase.

(b)  A portion or all of the security was held on loan.

(c)  Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

8

Statement of Assets and Liabilities
The Victory Portfolios  October 31, 2009

(Amounts in Thousands, Except Per Share Amounts)

Diversified Stock Fund
ASSETS:
Investments, at value (Cost $3,656,674) (a)	$4,075,878
Cash	50
Interest and dividends receivable	3,270
Receivable for capital shares issued	3,424
Receivable for investments sold	96,409
Prepaid expenses	102
Total Assets	4,179,133
LIABILITIES:
Payable for investments purchased	29,684
Payable for capital shares redeemed	9,494
Payable for return of collateral received	299,137
Accrued expenses and other payables:
Investment advisory fees	2,069
Administration fees	333
Custodian fees	43
Transfer agent fees	303
Trustee fees	6
Shareholder servicing fees	764
12b-1 fees	186
Other accrued expenses	692
Total Liabilities	342,711
NET ASSETS:
Capital	4,682,953
Accumulated undistributed net investment loss	(179)
Accumulated net realized losses from investments	(1,265,556)
Net unrealized appreciation on investments	419,204
Net Assets	$3,836,422
Net Assets
Class A Shares	$3,304,413
Class C Shares	123,091
Class R Shares	168,316
Class I Shares	240,602
Total	$3,836,422
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	255,539
Class C Shares	9,740
Class R Shares	13,139
Class I Shares	18,617
Total	297,035
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$12.93
Class C Shares (b)	$12.64
Class R Shares	$12.81
Class I Shares	$12.92
Maximum Sales Charge — Class A Shares	5.75%
Maximum Offering Price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$13.72

(a)  Includes securities on loan of $284,776.

(b)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

9

Statement of Operations
The Victory Portfolios  For the Year Ended October 31, 2009

(Amounts in Thousands)

Diversified Stock Fund
Investment Income:
Interest income	$377
Dividend income	72,973
Income from securities lending, net	94
Total Income	73,444
Expenses:
Investment advisory fees	20,894
Administration fees	3,389
Shareholder servicing fees — Class A Shares	7,498
12b-1 fees — Class C Shares	1,162
12b-1 fees — Class R Shares	730
Custodian fees	445
Transfer agent fees	639
Transfer agent fees — Class A Shares	1,380
Transfer agent fees — Class C Shares	112
Transfer agent fees — Class R Shares	84
Transfer agent fees — Class I Shares	21
Trustees' fees	324
Legal and audit fees	451
Other expenses	1,133
Total Expenses	38,262
Net Investment Income	35,182
Realized/Unrealized Gains from Investment Transactions
Net realized losses from investment transactions	(918,235)
Net realized gains from redemptions in-kind	20,723
Change in unrealized appreciation/depreciation on investments	1,189,765
Net realized/unrealized gains from investments	292,253
Change in net assets resulting from operations	$327,435

See notes to financial statements.

10

Statements of Changes in Net Assets
The Victory Portfolios

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008
From Investment Activities:
Operations:
Net investment income	$35,182	$35,676
Net realized loss from investment transactions	(918,235)	(339,147)
Net realized gains from redemptions in-kind	20,723	1,804
Change in unrealized appreciation/depreciation on investments	1,189,765	(1,366,024)
Change in net assets resulting from operations	327,435	(1,667,691)
Distributions to shareholders:
From net investment income:
Class A Shares	(31,476)	(31,339)
Class C Shares	(297)	(301)
Class R Shares	(1,173)	(1,145)
Class I Shares	(3,269)	(2,175)
From net realized gains:
Class A Shares	—	(379,022)
Class C Shares	—	(20,477)
Class R Shares	—	(22,131)
Class I Shares	—	(11,580)
Change in net assets resulting from distributions to shareholders	(36,215)	(468,170)
Change in net assets from capital transactions	167,614	1,048,533
Change in net assets	458,834	(1,087,328)
Net Assets:
Beginning of period	3,377,588	4,464,916
End of period	$3,836,422	$3,377,588
Accumulated undistributed net investment income (loss)	$(179)	$366

See notes to financial statements.

11

Statements of Changes in Net Assets
The Victory Portfolios

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,347,406	$1,590,760
Dividends reinvested	24,230	321,942
Cost of shares redeemed	(1,200,750)	(1,094,779)
Total Class A Shares	$170,886	$817,923
Class C Shares
Proceeds from shares issued	$23,711	$40,260
Dividends reinvested	172	11,239
Cost of shares redeemed	(35,604)	(38,915)
Total Class C Shares	$(11,721)	$12,584
Class R Shares
Proceeds from shares issued	$56,233	$49,724
Dividends reinvested	1,045	21,243
Cost of shares redeemed	(41,272)	(55,390)
Total Class R Shares	$16,006	$15,577
Class I Shares
Proceeds from shares issued	$139,264	$259,734
Dividends reinvested	2,669	13,465
Cost of shares redeemed	(149,490)	(70,750)
Total Class I Shares	$(7,557)	$202,449
Change in net assets from capital transactions	$167,614	$1,048,533
Share Transactions:
Class A Shares
Issued	120,005	98,725
Reinvested	2,129	18,130
Redeemed	(103,412)	(69,042)
Total Class A Shares	18,722	47,813
Class C Shares
Issued	2,119	2,479
Reinvested	16	644
Redeemed	(3,213)	(2,536)
Total Class C Shares	(1,078)	587
Class R Shares
Issued	5,063	3,088
Reinvested	93	1,205
Redeemed	(3,707)	(3,689)
Total Class R Shares	1,449	604
Class I Shares
Issued	12,435	15,825
Reinvested	237	766
Redeemed	(12,043)	(4,430)
Total Class I Shares	629	12,161
Change in Shares	19,722	61,165

See notes to financial statements.

12

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class A Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$12.20	$20.68	$18.52		$16.68	$15.36
Investment Activities:
Net investment income	0.12	0.14	0.14		0.07	0.13
Net realized and unrealized gains (losses) on investments	0.73	(6.48)	3.32		2.59	1.32
Total from Investment Activities	0.85	(6.34)	3.46		2.66	1.45
Distributions:
Net investment income	(0.12)	(0.14)	(0.15)		(0.08)	(0.13)
Net realized gains from investments	—	(2.00)	(1.15)		(0.74)	—
Total Distributions	(0.12)	(2.14)	(1.30)		(0.82)	(0.13)
Net Asset Value, End of Period	$12.93	$12.20	$20.68		$18.52	$16.68
Total Return (excludes sales charge)	7.12%	(33.82)%	19.74	%(a)	16.52%	9.47%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,304,413	$2,888,131	$3,909,527		$3,385,643	$2,643,900
Ratio of net expenses to average net assets	1.07%	1.04%	1.04%		1.07%	1.13%
Ratio of net investment income to average net assets	1.02%	0.89%	0.73%		0.39%	0.74%
Ratio of gross expenses to average net assets (b)	1.07%	1.04%	1.04%		1.07%	1.16%
Ratio of net investment income to average net assets (b)	1.02%	0.89%	0.73%		0.39%	0.71%
Portfolio turnover (c)	104%	118%	102%		103%	93%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

13

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class C Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$11.92	$20.28	$18.22		$16.49	$15.24
Investment Activities:
Net investment income (loss)	0.03	0.02	(0.01)		(0.08)	0.01
Net realized and unrealized gains (losses) on investments	0.72	(6.35)	3.26		2.55	1.31
Total from Investment Activities	0.75	(6.33)	3.25		2.47	1.32
Distributions:
Net investment income	(0.03)	(0.03)	(0.04)		—	(0.07)
Net realized gains from investments	—	(2.00)	(1.15)		(0.74)	—
Total Distributions	(0.03)	(2.03)	(1.19)		(0.74)	(0.07)
Net Asset Value, End of Period	$12.64	$11.92	$20.28		$18.22	$16.49
Total Return (excludes contingent deferred sales charge)	6.32%	(34.38)%	18.81	%(a)	15.51%	8.66%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$123,091	$128,934	$207,513		$188,157	$143,141
Ratio of net expenses to average net assets	1.88%	1.84%	1.83%		1.92%	1.90%
Ratio of net investment income (loss) to average net assets	0.24%	0.09%	(0.07)%		(0.47)%	(0.10)%
Ratio of gross expenses to average net assets (b)	1.88%	1.84%	1.83%		1.93%	2.01%
Ratio of net investment income (loss) to average net assets (b)	0.24%	0.09%	(0.07)%		(0.48)%	(0.21)%
Portfolio turnover (c)	104%	118%	102%		103%	93%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

14

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class R Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$12.08	$20.51	$18.38		$16.55	$15.24
Investment Activities:
Net investment income	0.09	0.09	0.09		0.01	0.08
Net realized and unrealized gains (losses) on investments	0.73	(6.43)	3.29		2.58	1.31
Total from Investment Activities	0.82	(6.34)	3.38		2.59	1.39
Distributions:
Net investment income	(0.09)	(0.09)	(0.10)		(0.02)	(0.08)
Net realized gains from investments	—	(2.00)	(1.15)		(0.74)	—
Total Distributions	(0.09)	(2.09)	(1.25)		(0.76)	(0.08)
Net Asset Value, End of Period	$12.81	$12.08	$20.51		$18.38	$16.55
Total Return	6.91%	(34.05)%	19.42	%(a)	16.25%	9.10%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$168,316	$141,263	$227,392		$220,783	$215,975
Ratio of net expenses to average net assets	1.33%	1.33%	1.30%		1.36%	1.48%
Ratio of net investment income to average net assets	0.75%	0.60%	0.46%		0.11%	0.49%
Ratio of gross expenses to average net assets (b)	1.33%	1.33%	1.30%		1.36%	1.51%
Ratio of net investment income to average net assets (b)	0.75%	0.60%	0.46%		0.11%	0.46%
Portfolio turnover (c)	104%	118%	102%		103%	93%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

15

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class I Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$12.19	$20.68	$19.37
Investment Activities:
Net investment income	0.16	0.19	0.03
Net realized and unrealized gains (losses) on investments	0.73	(6.49)	1.35
Total from investment activities	0.89	(6.30)	1.38
Distributions:
Net investment income	(0.16)	(0.19)	(0.07)
Net realized gains from investments	—	(2.00)	—
Total Distributions	(0.16)	(2.19)	(0.07)
Net Asset Value, End of Period	$12.92	$12.19	$20.68
Total Return (b)	7.45%	(33.69)%	7.16%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$240,602	$219,260	$120,484
Ratio of net expenses to average net assets (c)	0.78%	0.75%	0.75%
Ratio of net investment income to average net assets (c)	1.33%	1.24%	1.07%
Portfolio turnover (b)(d)	104%	118%	102%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

16

Notes to Financial Statements
The Victory Portfolios  October 31, 2009

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. As of October 31, 2009, the Trust offered shares of 22 funds. The accompanying financial statements are those of the Diversified Stock Fund (the "Fund").

The Fund is authorized to issue four classes of shares: Class A Shares, Class C Shares, Class R Shares and Class I Shares. Each class of shares has substantially identical rights and privileges except with respect to sales charges, fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Portfolio securities listed or traded on domestic securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price. If there are no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at settlement price established each day by the board of trade or an exchange on which they are traded. Options traded on an exchange are valued using that last sale price or, in the absence of a sale, the mean of the latest bid and ask prices. Investments in other open-end investment companies are valued at net asset value. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board.

17

Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2009

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities.

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.).

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2009, while the breakdown, by category, of common stocks is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

Fund Name	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	LEVEL 3 — Significant Unobservable Inputs	Total
Diversified Stock Fund
Commercial Paper	$—	$148,984	$—	$148,984
Common Stock	3,628,281	—	—	3,628,281
Short-Term Securities Held as Collateral for Securities Lending	—	296,223	2,390	298,613
Total	$3,628,281	$445,207	$2,390	$4,075,878

Reconciliation of Level 3 Items

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Diverisified Stock Fund	Investments In Securities
Balance as of 10/31/08	$23,809
Realized Gain (Loss)	—
Change in unrealized appreciation/depreciation (a)	(525)
Net purchases (sales)	(20,894)
Transfers in and/or out of Level 3	—
Balance as of 10/31/09	$2,390

(a)  The change in unrealized appreciation/depreciation is attributable to investments held at October 31, 2009.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

18

Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2009

Repurchase Agreements:

The Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with a value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited and/or result in additional costs. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Derivative Instruments:

The Fund may be subject to equity price risk in the normal course of pursuing investment objectives. The Fund may invest in futures contracts to hedge against changes in the value of equities. The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments made or received by the Fund based on the change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. As of October 31, 2009, the Fund did not hold any futures contracts.

Securities Purchased on a When-Issued Basis:

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable for investments purchased on the accompanying statements of assets and liabilities. As of October 31, 2009, the Fund had no outstanding when-issued purchase commitments.

19

Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2009

Securities Lending:

The Fund may, from time to time, lend securities from its portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board. The Fund will limit its securities lending activity to 33 1/3% of its total assets. KeyBank National Association ("KeyBank"), the Fund's custodian and an affiliate of Victory Capital Management Inc., the Fund's investment adviser ("VCM" or the "Adviser"), serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"), for which it receives a fee. KeyBank's fee is computed monthly in arrears and is 25% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board, net of rebates paid by KeyBank to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments. For the fiscal year ended October 31, 2009, KeyBank received $158 (amount in thousands) in total from the Trust, The Victory Variable Insurance Funds and The Victory Institutional Funds (collectively the "Victory Trusts") for its services as lending agent. Under guidelines established by the Board, the Fund must maintain loan collateral from the borrower (at KeyBank) at all times in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities.

Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest on debt securities. KeyBank, at the direction of the Adviser, consistent with the Trust's securities lending guidelines, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as an asset of the Fund, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Loans are subject to termination by the Trust or the borrower at any time.

The Fund loaned securities and received cash collateral with the following values as of October 31, 2009 (amounts in thousands):

	Value of Loaned Securities	Value of Collateral	Average Loan Outstanding During the Year	Income Received by KeyBank from Securities Lending
Diversified Stock Fund	$284,776	$298,613	$303,441	$49

The cash collateral received by the Funds in the Victory Trusts on October 31, 2009 was pooled together and invested in the following (amounts in thousands):

Value of Collateral
Money Market Funds
AIM Short-Term Investments Trust Government & Agency Portfolio, 0.13% (a)	$18,385
Dreyfus Cash Management Fund, 0.13% (a)	63,079
Funds For Institutions Select Institutional Fund, 0.19% (a)	103,065
JPMorgan Prime Money Market Fund, 0.19% (a)	55,265
Morgan Stanley Institutional Liquidity Funds Prime Money Market Fund, 0.16% (a)	90,000
Reserve Primary Fund, 0.00% (a)	7,301

20

Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2009

Value of Collateral
Repurchase Agreements
Bank of America, 0.23%, 11/2/09	$175,000
(Date of Agreement, 10/30/09, Proceeds at maturity $175,001 collateralized by $180,250 various fixed income securities, 0.00%-12.75%, 1/15/10-12/30/99, market value $177,766)
Dean Witter, 0.37%, 11/2/09 (Date of Agreement, 10/30/09, Proceeds at maturity $175,002 collateralized by $180,047 various fixed income securities, 0.00%-15.50%, 11/11/09-6/19/99, market value $178,001)	175,000
Deutsche Bank, 0.22%, 11/2/09 (Date of Agreement, 10/30/09, Proceeds at maturity $175,003 collateralized by $180,250 various fixed income securities, 0.00%-2.75%, 5/15/13-10/28/47, market value $179,892)	175,000
JPMorgan Chase, 0.22%, 11/2/09 (Date of Agreement, 10/30/09, Proceeds at maturity $50,000 collateralized by $51,500 various fixed income securities, 4.95%-7.88%, 11/15/09-1/1/45, market value $50,923)	50,000
Total Value	$912,095

(a)  Rate disclosed is the one day yield as of 10/31/09.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts and gain/loss) such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying statement of assets and liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and capital gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

In-Kind Redemptions:

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, the Fund

21

Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2009

recognizes a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on the in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (losses) to paid-in capital. During the fiscal years ended October 31, 2009 and October 31, 2008, the Fund realized $20,723 of net gain on $69,240 and $1,804 of net gain on $10,954 of in-kind redemptions, respectively (amounts in thousands).

Other:

Expenses that are directly related to the Fund are charged directly to the Fund. Other operating expenses of the Trust are prorated to each fund in the Trust on the basis of relative net assets or other appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, shareholder servicing, printing and 12b-1 fees.

Subsequent Events:

The Fund has evaluated subsequent events through December 22, 2009, which is the date these financial statements were issued and there are no subsequent events to report.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2009 were as follows (amounts in thousands):

Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
$3,455,498	$3,441,457	$—	$—

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by VCM, a wholly owned subsidiary of KeyBank. Under the terms of the Investment Advisory Agreement, the investment advisory fees of the Fund are computed at the annual rate of 0.65% of the Fund's average daily net assets up to $800 million, 0.60% of the Fund's average daily net assets between $800 million and $2.4 billion and 0.55% of the Fund's average daily net assets greater than $2.4 billion. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

KeyBank, serving as custodian for all Funds in the Trust (excluding International Fund and International Select Fund), receives custodian fees computed at the annual rate of 0.013% of the first $10 billion of the Victory Trusts' average daily net assets, 0.0113% of the Victory Trusts' average daily net assets between $10 billion and $12.5 billion and 0.0025% of the Victory Trusts' average daily net assets greater than $12.5 billion. Average daily net assets for this computation does not include International Fund and International Select Fund. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, the Trust and The Victory Variable Insurance Funds (collectively the "Trusts") pay VCM a fee at the annual rate of 0.108% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.078% of the aggregate net assets of the Trusts between $8 billion and $10 billion; plus 0.075% of the aggregate net assets of the Trusts between $10 billion and $12 billion; plus 0.065% of the aggregate net assets of the Trusts greater than $12 billion, for providing certain administrative and fund accounting services to the Trusts' series.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund and receives a fee under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a

22

Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2009

fee for providing these services. The Trust also reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Fund's Transfer Agent. Under the terms of the Transfer Agent Agreement, Citi receives a fee that is calculated daily at the annual rate of 0.02% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.015% of the aggregate net assets of the Trusts between $8 billion and $16 billion; plus 0.01% of the aggregate net assets of the Trusts between $16 billion and $20 billion; plus 0.005% of the aggregate net assets of the Trusts greater than $20 billion. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Trust's 12b-1 Plan, the Distributor may receive a monthly distribution and service fee, at an annual rate of 0.50% of the average daily net assets of Class R Shares of the Fund and 1.00% of the average daily net assets of Class C Shares of the Fund. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class R and Class C Shares of the Fund. For fiscal year ended October 31, 2009, affiliates of the Adviser or the Fund earned $13 (amount in thousands).

The Distributor or financial institutions (directly or through the Distributor), pursuant to a Shareholder Servicing Plan, may receive from Class A Shares of the Fund a fee of up to 0.25% of the average daily net assets of the Class A Shares of the Fund for providing support services to shareholders of the Fund, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Adviser. For the fiscal year ended October 31, 2009, affiliates of the Adviser or the Fund earned $550 (amount in thousands).

In addition, the Distributor and the Transfer Agent are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Fund. For the fiscal year ended October 31, 2009, the Distributor received approximately $43 from commissions earned on sales of Class A Shares and the Transfer Agent received $21 from redemptions of Class C Shares of the Fund. A portion of the commissions earned on Class A Shares were reallowed to dealers who sold the Fund's shares, including approximately $6 to affiliates of the Fund (amounts in thousands).

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Class A Shares of the Fund. The Plan allows the Adviser, the Administrator and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses. No separate payments are authorized to be made by the Fund pursuant to this Plan. To the extent that any payments made by the Fund's Administrator, Distributor, Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan.

The Adviser has entered into an expense limitation agreement with the Fund. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund, such excess amounts will be the liability of the Adviser. As of October 31, 2009, the expense limits were as follows:

Diversified Stock Fund
Class C Shares	2.00	%*

* In effect until at least February 28, 2014.

23

Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2009

The Adviser, Citi or other service providers may waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Waivers and reimbursements applicable to the Fund are not available to be recouped at a future time.

On December 1, 2006, VCM paid the Funds comprising The Victory Portfolios approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, BISYS Fund Services, Inc., ("BISYS") (BISYS was acquired by Citi on August 1, 2007) and VCM, the sub-administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures required additional disclosure to the Board at the time incurred. Under terms of the agreement, Citi and VCM will pay an aggregate of approximately $13.3 million (inclusive of the amounts already paid on December 1, 2006). The payment from Citi will be made on a date and pursuant to a distribution plan to be approved by the Securities and Exchange Commission (the "SEC") in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to the same matters. A proposed plan of distribution, ("Fair Fund Plan") was posted by the SEC for public review and comment on May 29, 2009. Further information, including the methodology of the Fair Fund Plan, is available on the SEC website at www.sec.gov/litigation/admin/2009/34-60011-pdp.pdf. None of these payments has had, or is expected to have, a material effect on the net asset value of any fund.

5.  Risks:

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

The Victory Trusts (except International Fund and International Select Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $150 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 30 basis points on $150 million for providing the Line of Credit. Prior to June 1, 2009, KeyCorp received an annual commitment fee of eight basis points on $200 million for providing the Line of Credit. For the fiscal year ended October 31, 2009, KeyCorp earned approximately $300 for the Line of Credit fee (amount in thousands). Each fund of the Victory Trusts (except International Fund and International Select Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan outstanding for the Fund during the fiscal year ended October 31, 2009 was $27 (amount in thousands). The average interest rate for the fiscal year ended October 31, 2009 was 1.52%. At October 31, 2009, the Fund had no loans outstanding with KeyCorp.

24

Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2009

7.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Diversified Stock Fund	$35,743	$—	$472	$36,215

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Diversified Stock Fund	$254,509	$213,661	$468,170

As of October 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ Deficit
Diversified Stock Fund	$—	$(1,181,166)	$334,814	$(846,352)

* The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable primarily to tax deferral on wash sales.

As of October 31, 2009, the Fund has capital loss carryforwards, subject to any applicable limitations on availability, to offset future gains, if any, as the successor of a merger with the Growth Fund. This amount is $5,948 (amount in thousands), expiring in 2010. The Fund also has capital loss carryforwards of $271,768 and $903,450 (amounts in thousands) expiring in 2016 and 2017, respectively.

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of October 31, 2009 is as follows (amounts in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Diversified Stock Fund	$3,741,064	$479,395	$(144,581)	$334,814

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Victory Portfolios:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Victory Portfolios, constituting the Diversified Stock Fund (the "Fund"), as of October 31, 2009, and the related statement of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights presented herein for each of the respective periods ended October 31, 2008 and prior were audited by another registered public accounting firm whose report dated December 22, 2008 expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Portfolios as of October 31, 2009, the results of their operations for the year then ended, the change in their net assets for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 22, 2009

26

Supplemental Information
The Victory Portfolios  October 31, 2009

Trustee and Officer Information  (Unaudited)

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently eleven Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustees"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their year of birth, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 22 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Independent Trustees.

Mr. David Brooks Adcock (1951)	Trustee	February 2005	Consultant (since 2006); General Counsel, Duke University and Duke University Health System (1982-2006).	None.

Mr. Nigel D. T. Andrews (1947)	Vice Chair and Trustee	August 2002	Retired.	Chemtura Corporation; Old Mutual plc.

Teresa C. Barger (1955)	Trustee	December 2008	Chief Investment Officer/Chief Executive Officer, Cartica Capital LLC (since, 2007); Director of the Corporate Governance and Capital Markets Advisory Department for the World Bank and International Finance Corporation (2004-2007).	None.

Ms. E. Lee Beard (1951)	Trustee	February 2005	Principal Owner (since 2005) The Henlee Group; President/Owner (2003-2005) ELB Consultants.	None.

Ms. Lyn Hutton (1950)	Trustee	March 2002	Chief Investment Officer, The Commonfund for Nonprofit Organizations (since 2003).	None.

Mr. John L. Kelly (1953)	Trustee	May 2008	Private Investor (since 2009); Managing Director, JL Thornton & Co. Financial Consultant (2003-2009).	None.

27

Supplemental Information — continued
The Victory Portfolios  October 31, 2009

(Unaudited)

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
David L. Meyer (1957)	Trustee	December 2008	Retired (since 2008), Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008).	None.

Ms. Karen F. Shepherd (1940)	Trustee	August 2002	Retired.	UBS Bank USA; OC Tanner Co.

Mr. Leigh A. Wilson (1944)	Chair and Trustee	November 1994	Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum (since 2004).	Chair, Old Mutual Advisor II Funds (23 portfolios) and Old Mutual Insurance Series (8 Portfolios); Trustee, Old Mutual Funds III (12 Portfolios).

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Interested Trustees.

David C. Brown (1972)	Trustee	May 2008	Chief Operating Officer, Victory Capital Management, Inc. (since 2004).	None.

Robert L. Wagner (1954)	Trustee	December 2009	Chief Executive Officer, Victory Capital Management, Inc. (since 2004).	None.

Messrs. Brown and Wagner are "Interested Persons" by reason of their relationship with Victory Capital Management, Inc.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 1-800-539-3863.

28

Supplemental Information — continued
The Victory Portfolios  October 31, 2009

(Unaudited)

Officers.

The officers of the Trust, their year of birth, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name (Year of Birth)	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. Michael Policarpo, II (1974)	President	May 2008	Managing Director of the Adviser (since 2005). Vice President of Finance, Gartmore Global Investments, (2004-2005).

Mr. Peter W. Scharich (1964)	Vice President	May 2008	Managing Director, Mutual Fund Administration, the Adviser (since 2006), Managing Director, Strategy, the Adviser (2005-2006), Chief Financial Officer, the Adviser (2002-2005).

Mr. Christopher K. Dyer (1962)	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Mr. Jay G. Baris (1954)	Assistant Secretary	August 2003	Partner, Kramer Levin Naftalis & Frankel LLP.

Mr. Christopher E. Sabato (1968)	Treasurer	May 2006	Senior Vice President, Treasury Services, Citi.

Mr. Michael J. Nanosky (1966)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	February 2009	Vice President and Chief Compliance Officer, CCO Services of Citi Fund Services Inc. (since 2008); Vice President and Managing Director of Regulatory Compliance, National City Bank-Allegiant Asset Management (2004-2008).

Mr. Edward J. Veilleux (1943)	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002.

29

Supplemental Information
The Victory Portfolios  October 31, 2009

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-539-3863. The information included in the Funds' Statement of Additional Information, which is available on the Funds' website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds' website at www.victoryconnect.com and on the Securities and Exchange Commissions website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files its complete list of schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 through October 31, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period* 5/1/09-10/31/09	Expense Ratio During Period** 5/1/09-10/31/09
Diversified Stock Fund
Class A Shares	$1,000.00	$1,155.90	$5.76	1.06%
Class C Shares	1,000.00	1,152.30	10.04	1.85%
Class R Shares	1,000.00	1,155.10	7.01	1.29%
Class I Shares	1,000.00	1,157.50	4.19	0.77%

*  Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**  Annualized

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

30

Supplemental Information — continued
The Victory Portfolios  October 31, 2009

(Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period* 5/1/09-10/31/09	Expense Ratio During Period** 5/1/09-10/31/09
Diversified Stock Fund
Class A Shares	$1,000.00	$1,019.86	$5.40	1.06%
Class C Shares	1,000.00	1,015.88	9.40	1.85%
Class R Shares	1,000.00	1,018.70	6.56	1.29%
Class I Shares	1,000.00	1,021.32	3.92	0.77%

*  Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**  Annualized

31

Supplemental Information — continued
The Victory Portfolios  October 31, 2009

(Unaudited)

Additional Federal Income Tax Information

For the year ended October 31, 2009, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Amount
Diversified Stock Fund	100%

Dividends qualifying for corporate dividends received deduction of:

Amount
Diversified Stock Fund	100%

For the year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates the following amount as qualified income interest distribution (amount in thousands):

Amount
Diversified Stock Fund	$181

32

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33

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34

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35

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36

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37

VF-DSTK-ANN (12/09)

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

October 31, 2009

Annual Report

Value Fund

Stock Index Fund

Established Value Fund

Special Value Fund

Small Company Opportunity Fund

Large Cap Growth Fund
(formerly Focused Growth Fund)

Balanced Fund

Investment Grade Convertible Fund

Core Bond Fund

Fund for Income

National Municipal Bond Fund

Ohio Municipal Bond Fund

International Fund

International Select Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

The Victory Portfolios

Shareholder Letter	5

Fund Review and Commentary	6

Financial Statements

The Victory Equity Funds

Value Fund

Schedule of Portfolio Investments	36

Statement of Assets and Liabilities	60

Statement of Operations	61

Statements of Changes in Net Assets	62-63

Financial Highlights	64-67

Stock Index Fund

Schedule of Portfolio Investments	40

Statement of Assets and Liabilities	60

Statement of Operations	61

Statements of Changes in Net Assets	62-63

Financial Highlights	68-69

Established Value Fund

Schedule of Portfolio Investments	56

Statement of Assets and Liabilities	60

Statement of Operations	61

Statements of Changes in Net Assets	62-63

Financial Highlights	70-71

Special Value Fund

Schedule of Portfolio Investments	72

Statement of Assets and Liabilities	83

Statement of Operations	84

Statements of Changes in Net Assets	85-86

Financial Highlights	87-90

Small Company Opportunity Fund

Schedule of Portfolio Investments	76

Statement of Assets and Liabilities	83

Statement of Operations	84

Statements of Changes in Net Assets	85-86

Financial Highlights	91-93

Large Cap Growth Fund

Schedule of Portfolio Investments	81

Statement of Assets and Liabilities	83

Statement of Operations	84

Statements of Changes in Net Assets	85-86

Financial Highlights	94-96

Table of Contents (continued)

The Victory Hybrid Funds

Balanced Fund

Schedule of Portfolio Investments	97

Statement of Assets and Liabilities	110

Statement of Operations	111

Statements of Changes in Net Assets	112-113

Financial Highlights	114-117

Investment Grade Convertible Fund

Schedule of Portfolio Investments	106

Statement of Assets and Liabilities	110

Statement of Operations	111

Statements of Changes in Net Assets	112-113

Financial Highlights	118-119

The Victory Taxable Fixed Income Funds

Core Bond Fund

Schedule of Portfolio Investments	120

Statement of Assets and Liabilities	129

Statement of Operations	130

Statements of Changes in Net Assets	131-132

Financial Highlights	133-134

Fund for Income

Schedule of Portfolio Investments	127

Statement of Assets and Liabilities	129

Statement of Operations	130

Statements of Changes in Net Assets	131-132

Financial Highlights	135-137

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund

Schedule of Portfolio Investments	138

Statement of Assets and Liabilities	149

Statement of Operations	150

Statements of Changes in Net Assets	151

Financial Highlights	152

Ohio Municipal Bond Fund

Schedule of Portfolio Investments	144

Statement of Assets and Liabilities	149

Statement of Operations	150

Statements of Changes in Net Assets	151

Financial Highlights	153

The Victory International Equity Funds

International Fund

Schedule of Portfolio Investments	154

Statement of Assets and Liabilities	166

Statement of Operations	167

Statements of Changes in Net Assets	168-169

Financial Highlights	170-172

Table of Contents (continued)

International Select Fund

Schedule of Portfolio Investments	161

Statement of Assets and Liabilities	166

Statement of Operations	167

Statements of Changes in Net Assets	168-169

Financial Highlights	173-175

Notes to Financial Statements	176

Report of Independent Registered Public Accounting Firm	196

Supplemental Information	197

Trustee and Officer Information	197

Proxy Voting and Form N-Q Information	200

Expense Examples	200

Additional Federal Income Tax Information	204

The Funds are distributed by Victory Capital Advisers, Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment adviser to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at VictoryConnect.com or call 1-800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Victory Capital Management Inc. and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report. Past investment performance of markets or securities mentioned herein should not be considered to be indicative of future results.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

This page is intentionally left blank.

Letter to Our Shareholders

The economic outlook has brightened considerably since the first quarter of 2009, thanks to swift and decisive action taken by the Federal Reserve and the U.S. Government. A variety of stimulus programs were enacted both domestically and globally to stabilize the financial markets. Together with accommodative fiscal policy, these efforts provided support and have helped strengthen the economy, evidenced by a 3.5% increase in GDP in the third quarter.

In the first quarter of 2009, the broad market continued its overall decline, but rallied sharply towards the end of the quarter to finish in a strong fashion. Both stock and bond markets rallied through the second and third quarters. Through October, the equity market is positioned to have its best year since 2003. Likewise, the bond market has strengthened, with the Barclays Capital U.S. Aggregate Bond Index posting eight consecutive months of gains. Confidence in the market continues, where expectations from analysts and the Federal Reserve predict that GDP growth in both the U.S. and foreign markets will be positive throughout 2010. Investor pessimism may be lifting as well, evidenced by flow activity in and out of various mutual fund categories. Money market funds, which many investors turned to in 2008 for their safety, have experienced net outflows year-to-date, seemingly in favor of bond funds, which have seen net inflows through October.

Economic uncertainty and market volatility has subsided, and we continue to believe that patient investors will be rewarded over the longer-term. Absolute market valuations are reasonable relative to realistic earnings estimates, and the opportunity to invest in companies with appreciation potential is promising for our investors. Victory remains constructive on the longer-term outlook, albeit cognizant of the short-term risks, and continues to invest in the market with confidence. In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1.  Consistent Performance and Investment Quality

Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2.  Client Service Excellence

Our approach is simple: communication is complete, honest, timely and straightforward — our goal is no surprises.

3.  Empowerment, Ownership and Accountability

Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high quality investment products and services.

We appreciate your confidence in the Victory Funds. We continue to closely monitor the possibility of increased regulatory reform wrought by the tumultuous times, and will strive to embrace the programs and adopt the procedures necessary to safeguard our shareholders. If you have questions or would like further information, please feel free to contact us at 1-800-539-3863 or via our website at www.VictoryConnect.com.

Michael Policarpo

President,
Victory Funds

The Victory Equity Funds

Value Fund

Investment Considerations

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

The Fund's (Class A Shares at net asset value) performance for the fiscal year ending October 31, 2009, exceeded that of its benchmark, the Russell 1000 Value Index1, by approximately 447 basis points, advancing 9.25% versus a 4.78% increase for the Index. We were very pleased with the Funds performance during the year, particularly in light of the challenging and difficult environment. The Fund's outperformance was almost entirely driven by stock selection as six of seven sectors recorded investment performance that exceeded that of its respective Russell 1000 Value sector. Stock selection was particularly effective in the Energy/Utilities sector where a shift into exploration and production and energy service companies and away from the major oil companies was rewarded by the market. Stock selection was also solid in the Consumer Cyclicals sector, particularly in the retailing industry group. Top contributors to investment performance during the year included BHP Billiton Ltd., Goldman Sachs Group Inc., Morgan Stanley, CVS Caremark Corp., and INVESCO ltd. The major detractors included Citigroup Inc., General Electric Co., Bank of America Corp., Trinity Industries Inc., and Dow Chemical Co.

Looking forward, we are constructive on the equity market. While stocks have rallied strongly, we believe that continued improvement in the economic and earnings outlook is likely to drive additional gains, although a period of consolidation would not be surprising in light of the magnitude of the market's advance. Other factors suggest that the market could rise further. Market valuations are reasonable using normalized or 2010 consensus earnings estimates and cash levels, the fuel for market recoveries, remain very high. Currently, the portfolio is overweight the Basic Industry sector by virtue of a substantial position in the metals/mining industry group. The companies we have invested in are attractively valued, own hard or tangible assets and should benefit from the resumption of infrastructure development in emerging economies and a weak dollar. We are also overweight in Capital Goods as the sector should benefit from infrastructure developments in emerging economies, government stimulus efforts domestically and a weak dollar. As has been the case most of the year, we are also overweight the oil industry group as we believe that the margin of excess production will tighten as decline rates continue to pressure supply and as economic conditions improve. The group should also benefit from a weak dollar. We are underweight the Financial sector given lingering concerns about the health of a number of financial institutions and the Consumer Staples sector as it appears fairly valued following 2008's outperformance. Longer term, we remain mindful of the potential negative consequences of current fiscal and monetary policy.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Value Fund (continued)

Average Annual Total Return

Year Ended October 31, 2009

	VALUE Class A		VALUE Class C		VALUE Class R	VALUE Class I
INCEPTION DATE	12/3/93		3/1/03		12/15/99	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value
One Year	9.25%	2.93%	8.40%	7.40%	8.91%	9.53%
Three Year	–7.89%	–9.69%	–8.60%	–8.60%	–8.25%	N/A
Five Year	0.27%	–0.91%	–0.51%	–0.51%	–0.10%	N/A
Ten Year	0.39%	–0.20%	N/A	N/A	N/A	N/A
Since Inception	7.17%	6.78%	5.01%	5.01%	0.09%	–14.00%

Expense Ratios

Gross	1.27%	3.48%	1.81%	0.93%
With Applicable Waivers	1.27%	2.00%	1.81%	0.93%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2009. Additional information pertaining to the Fund's expense ratio as of October 31, 2009 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Value Fund — Growth of $10,000

1The Russell 1000 Value Index is an unmanaged index comprised of companies in the Russell 1000 Index chosen for their value orientation. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Stock Index Fund

Investment Considerations

The performance of the Fund is expected to be lower than that of the benchmark index, S&P 500 Index1, because of fees and expenses. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

As an index fund, our objective is to match the performance of the benchmark index. Our full replication strategy improved cost control, and cash flow management has minimized tracking error (before expenses). For the fiscal year ended October 31, 2009, the Victory Stock Index Fund (Class A Shares at net asset value) performed in line with the Fund's objective and posted an increase of 11.1% versus the S&P 500 Index increase of 9.8%. Three-year and five-year return data is also consistent with the Fund's objective (three-year: -19.3% vs. -19.6% for the S&P 500, five-year: 1.2% vs. 1.7% for the S&P 500).

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Stock Index Fund (continued)

Average Annual Total Return

Year Ended October 31, 2009

	STOCK INDEX Class A		STOCK INDEX Class R
INCEPTION DATE	12/3/93		7/2/99
	Net Asset Value	Maximum Offering Price	Net Asset Value
One Year	11.07%	4.68%	10.86%
Three Year	–6.90%	–8.72%	–7.07%
Five Year	0.24%	–0.93%	0.05%
Ten Year	–1.35%	–1.93%	–1.55%
Since Inception	6.64%	6.25%	–1.67%

Expense Ratios

Gross	0.74%	0.93%
With Applicable Waivers	0.70%	0.90%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2009. Additional information pertaining to the Fund's expense ratio as of October 31, 2009 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Stock Index Fund — Growth of $10,000

1The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Established Value Fund

Investment Considerations

Mid capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and historically, their stocks have experienced a greater degree of volatility. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

It's been an eventful 12 months since our last commentary covering the fiscal year for the Fund as investors endured one of the deepest and longest economic recessions on record. The severe downturn for the global economy was exacerbated by the credit crisis that ensued following the failure of Lehman Brothers in the autumn of 2008. Unprecedented government intervention in the markets helped to stabilize the credit markets which eventually led to a recovery in stock prices. The sustainability of the recovery in both the economies and risk assets around the globe is still tenuous at present due to the ongoing support from government programs which cannot continue indefinitely. That said, in general non-financial sector corporate balance sheets are in sound condition while new capital has been readily available to those in need. While challenges remain on the horizon, equities remain an attractive asset class for long-term investors.

The Fund (Class A Shares at net asset value) returned 22.31% for the twelve months ended October 31, 2009 which again outperformed the benchmark Russell Midcap Value Index1 return of 14.52% over the same period.

The Fund's strong relative performance during the fiscal year can be traced to a combination of favorable sector allocation and strong stock picking over the period. Regarding sector allocation, the most meaningful impact came from the portfolio's relative underweighting of the Financials sector as well as overweighted postures in Technology and Energy/Utilities. The Fund's holdings generally performed well as evidenced by the relative outperformance in 5 of the 7 economic sectors during the period. Of note were strong showing among positions from the Financials, Technology, Energy and Consumer Cyclicals sectors.

Top performers for the Fund came from various sectors, but numerous came from the Technology and Consumer Cyclicals groups which were the strongest during the 12 months ended October 31, 2009. Among the leaders from Technology were semiconductor equipment makers KLA-Tencor and Lam Research which posted very strong gains. The portfolio also benefitted from holding shares of Perot Systems as the IT Services provider agreed to be acquired by Dell during the third calendar quarter this year. Several consumer oriented issues performed well including home appliance maker Whirlpool and power tool manufacturer Black & Decker with the latter recently agreeing to be acquired by Stanley Works. Darden Restaurants, an operator of full-service restaurants under various brands including Red Lobster and Olive Garden as well as retailer Gap Stores also delivered strong relative returns for the portfolio. Lastly, Waddell & Reed Financial, an investment manager with a growth style bias, bested the market during our holding period which also benefitted the Fund's returns.

The Fund did have some positions that underperformed the universe during the fiscal year which tempered the overall performance for the portfolio. Among them were Financials sector holdings that included regional bank holding company Cullen/ Frost Bankers as well as insurance broker Brown & Brown which each lagged the index. Some Energy positions were also laggards like exploration and production companies Devon Energy and Cimarex Energy. The Fund's position in oil refining and marketing company Valero Energy also weighed down relative performance.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Established Value Fund (continued)

Average Annual Return

Year Ended October 31, 2009

	ESTABLISHED VALUE Class A		ESTABLISHED VALUE Class R
INCEPTION DATE	5/5/00		8/16/83
	Net Asset Value	Maximum Offering Price	Net Asset Value
One Year	22.31%	15.29%	22.19%
Three Year	–0.71%	–2.65%	–0.84%
Five Year	5.92%	4.68%	5.78%
Ten Year	N/A	N/A	6.15%
Since Inception	6.60%	5.94%	11.09%

Expense Ratios

Gross	1.29%	1.36%
With Applicable Waivers	1.29%	1.36%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2009. Additional information pertaining to the Fund's expense ratio as of October 31, 2009 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares and NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Established Value Fund — Growth of $10,000

1The Russell Midcap Value Index is an unmanaged Index made up of medium and medium/small companies in the Russell 1000 Index chosen for their value orientation. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Special Value Fund

Investment Considerations

Small and mid capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

The Fund (Class A Shares at net asset value) returned 14.2% for the year ended October 31, 2009. The Fund's benchmark, the Russell Midcap Index1, returned 18.7%. The Fund underperformed the benchmark by 4.5%.

The underperformance was generated in the latter part of the year, as the Fund failed to participate in the sentiment driven rally in the equity markets, from the lows recorded in March. The rally was particularly significant within the midcap asset class and was characterized by the noticeably strong performance of securities with lower quality balance sheets. The Fund's philosophy of identifying long-term investment themes generally benefits from a favorable macro-economic environment both domestically and globally, a condition that was absent during the year. We continue to believe that as the economy recovers, our thematic approach and our focus on quality companies with attractive valuations will benefit performance.

With respect to our investment thematic positioning, we have focused on replacing our slowing economy theme with one more aligned to the potential recovery of the global economic markets, albeit one that we expect to be muted. We continue to develop our Technology theme, focusing both on traditional areas such as semiconductors, software and hardware, along with non-traditional applications, such as the use of technology in the fields of Health Care and Automotive. We continue to believe that the years of neglect with respect to areas of infrastructure, encompassing energy, transportation and natural resources, will need to be addressed and will provide attractive investment opportunities.

The most significant detractor from performance was our financial sector holdings. While the Financial sector was the worst performing group in the index, the Insurance segment clearly outperformed both the Banks' and Financial services companies. Our underweight position in Insurance, based upon capital adequacy concerns, impacted performance negatively, as the group rallied on the prospect of a government bailout. In Financial Services, our holding of specialty lender, New York Community Bancorp, underperformed as concerns arose over the stability of the rent-controlled housing market. We continue to maintain conviction in this long-term holding. Also negatively influencing performance were our Capital Goods sector holdings, particularly those with exposure to the alternative energy industry such as our solar names, Suntech and Sunpower. While the prospect of a stimulus plan benefitting the sector provided some positive momentum, concern over industry fundamentals, especially pricing, caused returns to deteriorate.

On a positive note, the Fund's Technology and Basic Industries holdings outperformed. In Technology, our holding of American Superconductor benefitted from its' exposure to the development of alternative energy in China, while General Cable and F5 Networks, rose strongly as fundamentals recovered in their markets. In Basic Industries, our transportation holdings of trucking company, Con-Way and shipping company, Kirby Corp., both performed well as these early-stage cyclical companies benefited from the expectation of a recovery in the economy. Our holding in Agnico-Eagle, a Canadian-based gold mining company, also appreciated in value, as a weakened US dollar and abundant federal reserve liquidity have caused the price of gold and other hard assets to rise on inflation concerns.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Special Value Fund (continued)

Average Annual Return

Year Ended October 31, 2009

	SPECIAL VALUE Class A		SPECIAL VALUE Class C		SPECIAL VALUE Class R	SPECIAL VALUE Class I
INCEPTION DATE	12/3/93		3/1/03		12/21/99	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value
One Year	14.21%	7.62%	13.15%	12.15%	13.70%	14.64%
Three Year	–7.16%	–8.98%	–8.03%	–8.03%	–7.51%	N/A
Five Year	3.12%	1.91%	2.21%	2.21%	2.77%	N/A
Ten Year	7.40%	6.77%	N/A	N/A	N/A	N/A
Since Inception	8.19%	7.79%	7.31%	7.31%	7.06%	–15.52%

Expense Ratios

Gross	1.28%	2.22%	1.73%	0.91%
With Applicable Waivers	1.28%	2.20%	1.73%	0.91%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2009. Additional information pertaining to the Fund's expense ratio as of October 31, 2009 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Special Value Fund — Growth of $10,000

1The Russell MidCap Index is an unmanaged index measuring the performance of medium capitalization domestically traded common stocks. The index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Small Company Opportunity Fund

Investment Considerations

Small capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a great degree of volatility. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

It's been an eventful 12 months since our last commentary covering the fiscal year for the Fund as investors endured one of the deepest and longest economic recessions on record. The severe downturn for the global economy was exacerbated by the credit crisis that ensued following the failure of Lehman Brothers in the autumn of 2008. Unprecedented government intervention in the markets helped to stabilize the credit markets which eventually led to a recovery in stock prices. The sustainability of the recovery in both the economies and risk assets around the globe is still tenuous at present due to the ongoing support from government programs which cannot continue indefinitely. That said, in general non-financial sector corporate balance sheets are in sound condition while new capital has been readily available to those in need. While challenges remain on the horizon, equities remain an attractive asset class for long-term investors.

The Fund (Class A Shares at net asset value) returned 15.21% for the twelve months ended October 31, 2009 which again outperformed the benchmark Russell 2000 Value Index1 return of 1.96% over the same period.

The Fund's outperformance for the period was primarily driven by favorable stock selection though sector allocation was also a positive contributor to relative performance. Stock picking was strong during the fiscal year as the portfolio's holdings outperformed in 5 of the 7 economic sectors by a wide margin. The most significant impact came from the Fund's selections in the Financials, Consumer Staples and Energy/Utilities sectors while the Technology sector marked the only sector where our holdings underperformed the index. Sector allocation contribution of note included an underweighting of the Financials sector as well as an overweighted positioning in the Technology sector. Impact from allocation decisions to the remaining sectors was also favorable but generally less significant.

Top contributors for the Fund included several stocks from the Technology sector like Orbotech, a maker of automated optical inspection equipment used in the production of printed circuit boards for flat panel displays; Netgear, a developer of various networking products for home and office; analog semiconductor manufacturer Fairchild Semiconductor International; and business intelligence software provider MicroStrategy. Several Energy holdings also posted outsized gains including oil levered exploration and production company Whiting Petroleum and Lufkin Industries, a maker of oil field pumping equipment and related replacement parts. Lastly, positions within the Consumer groups that posted notable relative performance included Littlefuse, a maker of fuses and circuit protection products to various end markets including the automotive industry; Cato, a discount retailer; and Bob Evans Farms, an operator of full service restaurants and maker of food products.

The largest detractors from performance came from various sectors and generally were stocks sold from the portfolio earlier in the year as we believed risk and reward had deteriorated. Of note are bank holding companies First Midwest Bancorp and Wilmington Trust; as well as health care related holdings of Medcath, an operator of specialty acute care hospitals and AMN Healthcare Services, a healthcare staffing company. Finally, several Technology holdings weighed on performance during the period including semiconductor capital equipment makers Brooks Automation and Mattson Technology.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Small Company Opportunity Fund (continued)

Average Annual Return

Year Ended October 31, 2009

	SM CO OPP Class A		SM CO OPP Class R	SM CO OPP Class I
INCEPTION DATE	3/26/99		8/16/83	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value
One Year	15.21%	8.56%	15.14%	15.80%
Three Year	–3.86%	–5.73%	–4.00%	N/A
Five Year	3.90%	2.67%	3.68%	N/A
Ten Year	7.79%	7.15%	7.53%	N/A
Since Inception	7.75%	7.15%	8.81%	–7.76%

Expense Ratios

Gross	1.68%	1.72%	1.07%
With Applicable Waivers	1.68%	1.72%	1.07%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2009. Additional information pertaining to the Fund's expense ratio as of October 31, 2009 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Small Company Opportunity Fund — Growth of $10,000

1The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. These indicies do not include the effect of sales charges, are not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Large Cap Growth Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Mid-sized companies may lose market share or profits to a greater extent than larger, established companies as a result of deteriorating economic conditions. In addition, the securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in parts because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities. The Fund is non-diversified. As such, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to economic or credit risks.

Commentary

Following a very difficult 2008, the equity markets continued to swoon through January and February until finally bottoming on March 6, 2009. Subsequent to a 25% decline in the first two months of 2009, the S&P 500 Index2 rallied an impressive 55% through the end of October and performance for all equity indices was generally strong. Despite weak economic data and rising unemployment, the market looked past the bad news and instead focused on marginal improvement in credit availability, narrowing spreads, and declining volatility as signals that monetary and fiscal stimulus were gradually working their way through the economy and would lead to better days ahead. The lowest quality companies with the most strained finances performed best. By contrast, high quality companies with resilient businesses, sustainable margins, plentiful cash and solid earnings trailed their fourth quartile quality peers significantly.

For the twelve months ending October 31, 2009, The Fund (Class A Shares at net asset value) returned 13.57% and its benchmark Index, Russell 1000 Growth Index1, returned 17.51%. Technology and Financial Services were the sectors that contributed most to performance while Consumer Discretionary and Healthcare represented the biggest detractors to performance for the fiscal year ended October 31, 2009. In a complete reversal from last year, Apple Inc. and Goldman Sachs were among the biggest contributors to performance as were Cognizant Technology, Amazon, Google and Mastercard. The biggest detractors to performance were Celegene, Research in Motion, Sunpower, and Monsanto. The Fund continues to own Celgene and Monsanto but eliminated Sunpower and Research in Motion.

As we look ahead to 2010, we believe we are entering the second phase of a stock market recovery. The initial phase benefitted low quality companies, beta and price momentum. We believe we are entering the second phase, which typically rewards higher quality metrics such as earnings yield and cash flow yield as the broad bounce off market lows becomes more selective. We believe The Fund is well positioned for this second phase as it has reported results consistently higher than expectations, has attractive earnings growth prospects and abundant cash balances to navigate turbulent markets if economic improvements prove challenging.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Large Cap Growth Fund (continued)

Average Annual Return

Year Ended October 31. 2009

	LARGE CAP GROWTH Class A		LARGE CAP GROWTH Class C		LARGE CAP GROWTH Class R
INCEPTION DATE	12/31/03		12/31/03		12/31/03
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	13.57%	7.01%	12.72%	11.72%	13.22%
Three Year	–3.97%	–5.85%	–4.68%	–4.68%	–4.23%
Five Year	2.09%	0.89%	1.35%	1.35%	1.82%
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	2.12%	1.09%	1.34%	1.34%	1.85%

Expense Ratios

Gross	1.50%	2.75%	3.28%
With Applicable Waivers	1.40%	2.10%	1.65%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2009. Additional information pertaining to the Fund's expense ratio as of October 31, 2009 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Focused Growth Fund — Growth of $10,000

1The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

2The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Hybrid Funds

Balanced Fund

Investment Considerations

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bond funds will tend to experience smaller fluctuation in price than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risk associated with the underlying bonds in the portfolio. Cash equivalents offer low risk and low return potential.

Commentary

For the fiscal year ended October 31, 2009, the Fund (Class A Shares at net asset value) returned 9.8% versus 16.0% for the Lipper Balanced Fund Index1. For the year, the equity component returned 7.9%, underperforming the S&P 500 Index2 return of 9.8%. The fixed income portion of the account returned 14.7% which outperformed the Barclay's Capital U.S. Aggregate Bond Index3 return of 13.8%. As of October 31, 2009, the asset allocation of the Fund consisted of 57.7% equities, 34.8% fixed income securities, and 7.5% cash equivalents. Early in the year, we reduced fixed income using the proceeds to purchase equities. In the second half of the year, as the equity market rallied, we trimmed the equity allocation several times with the majority of the proceeds being invested in cash and, to a lesser extent, in fixed income. At the end of the year, we were slightly below neutral on the equity allocation and significantly below neutral on the fixed income allocation.

Fixed Income: The fixed income markets have seen significant volatility over the year following the credit crunch of 2008. The credit market recovered substantially during 2009 after massive government injections into financial companies and markets sparked investor risk-taking. The lowest-quality credits have recovered the most, with high yield returns for 2009 year-to-date above 50%. While we remained cautious about corporations' fundamental strength, we remained pragmatic and took a significant overweight to the credit sector given the overwhelming technical bid for credit. This served the Fund well throughout the year as corporate bond spreads tightened substantially versus Treasuries. This overweight, combined with positive security selection and exposure to high yield credit, drove all of the Fund's outperformance versus its benchmark.

Equities: Technology and Consumer Cyclicals were the best performing sectors for the fiscal year, which is not atypical of market leadership in the early stages of economic recovery. Despite being the strongest performing sector off of the March lows, Financials were the worst and only negative performing sector for the year, the third consecutive year of Financials' underperformance. Technology benefitted from low expectations, free cash flow yields well above historic levels, and aggressive capacity reduction early in the year which provided higher operating leverage to improving economic conditions.

Top performing securities were Alcon, Anadarko, Halliburton, Schlumberger and EMC. Alcon performed well on share gain in its industry leading ophthalmology franchise. Energy service companies Halliburton and Schlumberger rebounded with the rebound in commodity prices, and Anadarko announced several new discoveries, further improving its industry leading production profile. EMC appreciated off of very low levels on the pickup in demand for its storage systems, and the perception that corporate spending on information technology had hit trough levels The worst performers were primarily concentrated in the financial sector, including Citigroup and JP Morgan. Additionally, Boeing's performance suffered due to continuous delays in its new aircraft. All three of these positions were sold early in the year.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Hybrid Funds

Balanced Fund (continued)

Average Annual Return

Year Ended October 31,2009

	BALANCED Class A		BALANCED Class C		BALANCED Class R	BALANCED Class I
INCEPTION DATE	12/10/93		3/1/03		12/15/99	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value
One Year	9.83%	3.47%	8.90%	7.90%	9.39%	10.23%
Three Year	–1.72%	–3.65%	–2.63%	–2.63%	–2.20%	N/A
Five Year	2.48%	1.27%	1.59%	1.59%	2.02%	N/A
Ten Year	2.19%	1.59%	N/A	N/A	N/A	N/A
Since Inception	6.22%	5.82%	4.22%	4.22%	1.81%	–6.05%

Expense Ratios

Gross	1.19%	4.15%	1.73%	0.84%
With Applicable Waivers	1.19%	2.00%	1.60%	0.80%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2009. Additional information pertaining to the Fund's expense ratio as of October 31, 2009 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Balanced Fund — Growth of $10,000

1The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper Balanced Fund investment category. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

2The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

3The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value-weighted performance index for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Hybrid Funds

Investment Grade Convertible Fund

Investment Considerations

The Fund may invest in below-investment-grade securities, sometimes known as "junk bonds." These securities generally offer higher yields than investment-grade securities but carry a higher risk of default and may be considered speculative. Investors should be able to assume the risks of investing in below-investment-grade securities. Bond funds fluctuate in price, especially longer-term issues and in environments of rising interest rates. Stocks generally provide greater return potential and risk when compared with other types of investments. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation, reinvestment, credit, and prepayment risks associated with the underlying bonds in the portfolio.

Commentary

The Victory Investment Grade Convertible Fund (Class A Shares at net asset value) returned 26.62% for the fiscal year 2009, outperforming both the Merrill Lynch Investment Grade Convertibles ex Mandatories Index (V0A1)2 and the Merrill Lynch Investment Grade Convertibles Index (VXA1)1 which returned 20.61% and 24.76% respectively. Convertibles were set up to perform well in 2009 following a year in which significant market dislocations hampered returns. The narrowing of credit spreads in addition to a strong stock market created a favorable environment for the asset class in 2009, resulting in performance that outpaced stocks by a wide margin.

All sectors of the Portfolio contributed positively to the total return, with Consumer Cyclicals, Technology/Telecom and Basic Industries providing leadership in terms of absolute return. Financials, our largest sector, had the most impact on the return in terms of contribution. Although underweighted, security selection was a positive, with Banks and REITs providing strong returns. The next two largest contributors were Staples and Cyclicals, followed by Technology, Basics, Energy, and Capital Goods. Capital Goods were a slight negative to the Portfolio in terms of security selection. The top five performers over the fiscal year were Sovereign Bancorp, Schering-Plough, Hospitality Properties, Celanese Corp, and Newmont Mining. Top detractors over the fiscal years being Huntington Bancshares, Citigroup Inc. and Chesapeake Energy

As a result of the falling stock market in 2008, the convert market had become very defensive in terms of its overall delta (measure of equity sensitive). Therefore, our balanced approach to structure produced a more equity sensitivity Portfolio than the benchmark and allowed it to participate in more of the stock market rebound. This was clearly a positive.

We structure our portfolios with approximately 1/3 of the holdings in equity sensitive, high delta convertibles, 1/3 in total return, middle of the road convertibles and 1/3 in defensive, fixed income oriented convertibles. This structure is designed to provide a balance between upside participation during good markets and downside protection during bad markets. In addition, the Portfolio continues to focus on the high credit quality segment of the market, which results in a weighted average investment grade rating.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Hybrid Funds

The Victory Hybrid Funds

Investment Grade Convertible Fund (continued)

Average Annual Return

Year Ending October 31, 2009

	CONVERTIBLE FUND Class A		CONVERTIBLE FUND Class I
INCEPTION DATE	4/14/88		8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value
One Year	26.62%	24.02%	27.06%
Three Year	–2.89%	–3.54%	N/A
Five Year	0.98%	0.58%	N/A
Ten Year	2.90%	2.68%	N/A
Since Inception	7.24%	7.14%	–7.37%

Expense Ratios

Gross	1.34%	1.04%
With Applicable Waivers	1.34%	1.00%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2009. Additional information pertaining to the Fund's expense ratio as of October 31, 2009 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Investment Grade Convertible Fund — Growth of $10,000

1Effective August 26, 2009, the Fund changed its benchmark index to the Merrill Lynch Investment Grade Convertibles Index (VXA1). Victory Capital Management, the Fund's Investment Adviser, believes the index better reflects the management style of the Fund. This unmanaged index is a market capitalization-weighted index of domestic corporate convertible securities. Bonds and preferred stocks must be convertible only to common stock, ADR's or cash equivalent and have a market value of at least $50 million. Composed of Coupon, OID, or zero coupon convertible bonds rated by Moody's and/or S&P with an average rating of Baa3/BBB- or higher. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

2The Merrill Lynch Investment Grade U.S. Convertibles Ex Mandatory Index (V0A1) invests primarily in traditional convertible bond, zero, preferred or trust preferred (no mandatory conversion preferred) with an average rating of BBB- or higher. An investor cannot invest directly in an index. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest in an index directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Taxable Fixed Income Funds

Core Bond Fund

Investment Considerations

Bond funds tend to experience smaller fluctuations in value than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio.

Commentary

For the fiscal year ended October 31, 2009, the Fund (Class A Shares at net asset value) had a total return of 14.02% versus its benchmark, the Barclays Capital U.S. Aggregate Bond Index1, which had a total return of 13.79%. The fixed income markets have seen significant volatility over the year following the credit crunch of 2008. The credit market recovered substantially during 2009 after massive government injections into financial companies and markets sparked investor risk-taking. The lowest-quality credits have recovered the most, with high yield returns for 2009 year-to-date above 50%. While we remained cautious about corporations' fundamental strength, we remained pragmatic and took a significant overweight to the credit sector given the overwhelming technical bid for credit. This served the Fund well throughout the year as corporate bond spreads tightened substantially versus Treasuries. This overweight, combined with positive security selection and exposure to high yield credit, drove all of the Fund's outperformance versus its benchmark. The Non-Agency Mortgage-Backed Securities held in the Fund, which are bonds backed by prime borrowers, suffered further pricing pressure as falling home prices and rising mortgage default rates continued. While the pace of pricing markdowns has slowed, and the bonds' position in the portfolio is very small, this sector was a drag on portfolio performance.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Taxable Fixed Income Funds

Core Bond Fund (continued)

Average Annual Return

Year Ended October 31, 2009

	CORE BOND Class A		CORE BOND Class I
INCEPTION DATE	12/10/93		8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value
One Year	14.02%	11.72%	14.44%
Three Year	3.40%	2.71%	N/A
Five Year	2.90%	2.49%	N/A
Ten Year	4.59%	4.38%	N/A
Since Inception	4.64%	4.51%	3.56%

Expense Ratios

Gross	0.97%	0.72%
With Applicable Waivers	0.80%	0.55%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2009. Additional information pertaining to the Fund's expense ratio as of October 31, 2009 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Core Bond Fund — Growth of $10,000

1The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value-weighted performance index for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Taxable Fixed Income Funds

Fund for Income

Investment Considerations

Bond funds tend to experience smaller fluctuations in value than stock funds. The return of principal in bond funds is not guaranteed. The principal value of bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio.

Commentary

For the fiscal year ended October 31, 2009, the Fund (Class A Shares at net asset value) had a total return of 9.61%. Its benchmark, the Barclays 1-5 Year U.S. Government Bond Index1 had a total return of 4.74%.

The economy has begun to recover from the worst recession since the great depression. Unemployment has continued to rise, but at a decreasing rate. The housing market has shown nascent signs of bottoming. With the Dow up nearly 390 points Y-O-Y, it is little wonder that spread product (ABS +24, Agency +3, CMBS +28, MBS +5 and Credit +18 bps) posted positive returns versus US Treasuries as investors came out of their bunkers and slowly began to put money back to work. As expected, the treasury curve remains elevated from year ago levels, by more than 50 basis points, in a nearly parallel fashion though slightly steeper (~10 bps). Inflation and dollar concerns continue to dominate with record government debt issuance, but we think will be held in check by the deflationary effect of falling home prices and a continued high level of joblessness. The environment was a tail wind for our strategy favoring income over total return.

Our focus has been to deliver a high and reliable income stream to our shareholders, consistent with the preservation of shareholder's capital. Class A shareholders received on average 5.5 to 6 cents per share each month over the past year (at net asset value.) This translated to a 5.81% dividend yield and is consistent with the dividend that shareholders have received for the past ten years.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Taxable Fixed Income Funds

Fund for Income (continued)

Average Annual Total Return

Year Ended October 31, 2009

	FUND FOR INCOME Class A		FUND FOR INCOME Class C		FUND FOR INCOME Class R
INCEPTION DATE	3/26/99		3/1/02		9/16/87
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	9.61%	7.41%	8.73%	7.73%	9.65%
Three Year	6.23%	5.51%	5.34%	5.34%	6.23%
Five Year	4.54%	4.12%	3.72%	3.72%	4.51%
Ten Year	5.13%	4.92%	N/A	N/A	5.09%
Since Inception	4.90%	4.70%	3.52%	3.52%	6.54%

Expense Ratios

Gross	0.95%	1.85%	1.02%
With Applicable Waivers	0.95%	1.82%	1.02%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2009. Additional information pertaining to the Fund's expense ratio as of October 31, 2009 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund for Income — Growth of $10,000

1The Barclays Capital U.S. 1-5 Year Government Bond Index is a market-weighted index measuring the performance of Treasury and Agency securities issued by the United States Government with maturities of one to five years. The index does not include the effect of expenses of sales charges and is not representative of the fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund

Investment Considerations

Up to 20% of the net assets and some of the income of the Fund may be subject to federal taxes. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Bond funds tend to experience smaller fluctuations in value than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio. The Fund is technically a "non-diversified" fund. As a non-diversified fund, the value of the shares may fluctuate more than shares invested in a broader range of securities.

Commentary

Municipal bond returns were very strong for the 12 month period ending October 31, 2009, as measured by the Barclays Capital municipal bond indices. Barclays Capital U.S. Municipal Bond Index2 comprising all maturities had a total return of 13.6%, while the Funds index, the Barclays Capital U.S. 7 Year Municipal Bond Index1, had a total return of 10.7%. In general, the longer the maturity, the better one faired as rates on municipal bond declined to generational lows in early October of 2009 as measured by Municipal Market Data (MMD). This was quite a robust rally given the great volatility experienced in the municipal market during 2008. In another reversal from 2008, 2009 is turning out to be the year of high yield as all else being equal; the high yield sector is leading the way in total return in 2009.

A major new addition to the municipal bond market in 2009 was the introduction of Build America Bonds (BABs). As part of the federal government stimulus package that came out in February, municipal issuers were offered a new choice in how they would bring to market their new debt if it involved a new project and was not just refinancing an existing issue. Essentially, the federal government offered them a choice of issuing either traditional tax exempt municipal bonds or a BAB bond that would be taxable to the owner, but the issuer would be reimbursed by the federal government for 35% of the coupon for the life of the bond. Many large issuers chose to come to market with BABs because the math made sense on a net borrowing cost. This was especially true in the longer end of the market which was another catalyst to the long end being the best performing part of the municipal market as BAB issuance made for less supply of traditional tax exempt municipals on the long end. The program is scheduled to end in December of 2010, but may be extended due to its perceived success as measured by volume of bonds issued in this format.

Record net inflows in municipal bond mutual funds also helped fuel the rally in 2009. At the time of this writing, 2009 is set to smash all previous records of net in flows into open end municipal bond funds with current net inflows standing at over $65 billion versus the prior record in 2003 of less than half that amount.

Security selection was a plus to the Fund during the year, but its lack of exposure to high yield bonds was a head wind versus some of the peer group who gambled and won as high yield bonds proved to be a strong performer in 2009. We continue to focus our management on looking for high quality bonds which we feel are cheaply priced versus the rest of the market and represent good long term value for the Fund. The Fund's policy of buying only bonds that are rated "A" or better at time of purchase (or if non rated have similar credit quality to "A" rated bonds) has proved to be a prudent long term strategy as our long term track record remains very favorable, but we have avoided the year to year volatility of the high yield market.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund (continued)

Average Annual Total Return

Year Ended October 31, 2009

	NATIONAL MUNI Class A
INCEPTION DATE	2/3/94
	Net Asset Value	Maximum Offering Price
One Year	12.16%	9.93%
Three Year	4.61%	3.92%
Five Year	4.04%	3.61%
Ten Year	5.41%	5.19%
Since Inception	5.30%	5.17%

Expense Ratios

Gross	1.07%
With Applicable Waivers	1.00%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2009. Additional information pertaining to the Fund's expense ratio as of October 31, 2009 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

National Municipal Bond Fund — Growth of $10,000

1The Barclays Capital U.S. 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the index. The index does not include the effect of sales charges and is not representative of the Fund.

2The Barclays Capital U.S. Municipal Bond Index is an unmanaged index that is generally considered to be representative of the municipal bond market. The index does not include the effect of sales charges and is not representative of the Fund.

It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Tax-Exempt Fixed Income Funds

Ohio Municipal Bond Fund

Investment Considerations

The geographical concentration of portfolio holdings in this Fund may involve increased risk. Up to 20% of the net assets and some of the income of the Fund may be subject to federal taxes. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Bond funds tend to experience smaller fluctuations in value than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio. The Fund is technically a "non-diversified" fund. As a non-diversified fund, the value of the shares may fluctuate more than shares invested in a broader range of securities.

Commentary

Municipal bond returns were very strong for the 12 month period ending October 31, 2009, as measured by the Barclays Capital municipal bond indices. Barclays Capital U.S. Municipal Bond Index2 comprising all maturities had a total return of 13.6%, while the Funds index, the Barclays Capital U.S. 7 Year Municipal Bond Index1, had a total return of 10.7%. In general, the longer the maturity, the better one faired as rates on municipal bond declined to generational lows in early October of 2009 as measured by Municipal Market Data (MMD). This was quite a robust rally given the great volatility experienced in the municipal market during 2008. In another reversal from 2008, 2009 is turning out to be the year of high yield as all else being equal; the high yield sector is leading the way in total return in 2009.

A major new addition to the municipal bond market in 2009 was the introduction of Build America Bonds (BABs). As part of the federal government stimulus package that came out in February, municipal issuers were offered a new choice in how they would bring to market their new debt if it involved a new project and was not just refinancing an existing issue. Essentially, the federal government offered them a choice of issuing either traditional tax exempt municipal bonds or a BAB bond that would be taxable to the owner, but the issuer would be reimbursed by the federal government for 35% of the coupon for the life of the bond. Many large issuers chose to come to market with BABs because the math made sense on a net borrowing cost. This was especially true in the longer end of the market which was another catalyst to the long end being the best performing part of the municipal market as BAB issuance made for less supply of traditional tax exempt municipals on the long end. The program is scheduled to end in December of 2010, but may be extended due to its perceived success as measured by volume of bonds issued in this format.

Record net inflows in municipal bond mutual funds also helped fuel the rally in 2009. At the time of this writing, 2009 is set to smash all previous records of net in flows into open end municipal bond funds with current net inflows standing at over $65 billion versus the prior record in 2003 of less than half that amount.

The Victory Ohio Municipal Bond Fund lagged its peer group due to the fact that it has a heavy weighting in short (3 to 5 year) pre refunded bonds. While these bonds are very safe and high in quality due to being escrowed in U.S. treasuries, the short duration of the bonds did not allow the Fund to participate as fully in the large rally as some of its peers with longer bonds or more leveraged positions. If rates begin to rise next year, this will help keep the Fund in a more defensive position.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Tax-Exempt Fixed Income Funds

Ohio Municipal Bond Fund (continued)

Average Annual Total Return

Year Ended October 31, 2009

	OHIO MUNI Class A
INCEPTION DATE	5/18/90
	Net Asset Value	Maximum Offering Price
One Year	9.86%	7.65%
Three Year	4.19%	3.49%
Five Year	3.56%	3.14%
Ten Year	4.87%	4.66%
Since Inception	5.77%	5.66%

Expense Ratios

Gross	1.03%
With Applicable Waivers	1.03%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2009. Additional information pertaining to the Fund's expense ratio as of October 31, 2009 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Ohio Municipal Bond Fund — Growth of $10,000

1The Barclays Capital U.S. 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the index. The index does not include the effect of sales charges and is not representative of the Fund.

2The Barclays Capital U.S. Municipal Bond Index is an unmanaged index that is generally considered to be representative of the municipal bond market. The index does not include the effect of sales charges and is not representative of the Fund.

It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory International Equity Funds

International Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The fund will invest at least 80% of its net assets in foreign equity securities, seeking long-term growth. The fund may be appropriate for investors who are comfortable with assuming the added risks associated with investments in foreign countries and investments denominated in foreign currencies. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

For the period from November 25, 2008 through October 31, 2009, the Fund (Class A Shares at net asset value) returned 33.9%, outperforming its benchmark, the MSCI EAFE Index (net) return of 28.4%.

After a difficult start to the year, international equity markets posted a strong performance as the current economic recovery, driven by coordinated global government stimulus, began to take hold. With a combination of interest rate policies tied to that of the US and a commodity price recovery, Asia ex-Japan and Emerging Markets led the way nearly doubling from the lows reached in the Fall of 2008. Continental Europe and the UK also performed well over the course of the year, rising 43.8% and 38.7%, respectively in USD terms, despite the lagged improvement of the regional economies as a recovery in the UK banking system and European industrials drove shares higher. The Japanese equity market, on the other hand, underperformed sharply in 2009 as a strong yen, weak corporate balance sheets and a change in political leadership continued to overshadow the prospects of a broader regional recovery across Asia.

After the tremendous collapse of the fiscal first — and early part of the second quarters of the year, the market witnessed a dramatic return to risk towards the end of Q2. For the rest of the fiscal year, the overriding factor driving portfolio performance was a flight away from quality into the lowest-priced, weakest balance sheet companies. To put it simply, this trend dominated all other portfolio and stock allocation decisions.

In terms of sectors, Materials, Financials and Industrials were the biggest beneficiaries of an expected economic recovery, a rise in commodity prices, and an overall return to risk. In addition, the Fund benefitted from superior stock selection across the Healthcare, Energy and Telecommunications Services sectors.

Across the global healthcare sector, one of the most exciting long-term investment opportunities will undoubtedly come as a result of the development of the still nascent Chinese healthcare system. With the recent acceleration of healthcare reform in China, coverage, consumption and the quality of service are set to improve dramatically over the next decade. Sinopharm, classified within the Expansion lifecycle and the largest distributor of pharmaceutical and healthcare products, is well-positioned to benefit from this secular growth opportunity. Within Financials, UK-based Standard Chartered PLC, with its unrivalled Asian, Middle East and Africa franchises, navigated through the financial markets crisis relatively unscathed. As a result, its shares have been a standout performer, rising 47.83% over the twelve months ending October 31, 2009.

Two stocks that negatively contributed to performance were Nintendo and KBC Groep. On Nintendo, despite an attractive valuation, large cash balance (21% of the market cap) and the successful launch of its new DSi handheld, worries over refreshing the aging Wii console and a dearth of new titles to compete against Xbox and Playstation 3 caused the stock to

Portfolio Holdings

As a Percentage of Total Investments

The Victory International Equity Funds

International Fund (continued)

underperform. Belgian bank KBC was hit by a market panic in May 2009, when fears of inadequate equity capital to cover its CDO and ABS exposure overwhelmed an otherwise attractive investment case. KBC sought financial backing from the Belgian government, and the market believed that KBC would be nationalized (though that did not happen).

As of the end of the fiscal year, the Fund is overweight the Expansion and Deceleration lifecycle stages, funded by underweights in Innovation, Maturity and Distress. By sector, the portfolio remains overweight the Energy, Materials and Healthcare sectors, while by region, the portfolio is overweight Continental Europe and Emerging Markets, counterbalanced by underweights across the UK and Japan.

Strategy/Outlook

Equity markets are complex networks, with connections which are often unclear as to their depth or root cause. Investors, on the other hand, prefer certainty and they therefore have a tendency to try and explain these structures completely with imperfect answers. They try to organize things into simple categories or boxes for the sake of comparison or convenience. But, these simple solutions lead to distortions and inefficiencies because networks evolve and relationships change. Ironically, as these common practices become more wide-spread, the distortions in the market only become more aggravated (the notion that AAA-rating equals high-quality, for example) until they break. For disciplined investors the greatest opportunities are created through these structural dislocations.

Sectors are another example of this manner of thinking, or not thinking, in a way. Who decides where a box begins or ends? Why are Utilities only electricity and gas, but not telecommunications? They share similar industry characteristics as partially-regulated local service providers with a large legacy fixed asset base on which they charge access and usage fees. Should they not be compared and analyzed as such? And, what about Automakers and Airlines? Automakers are central to the world's largest industrial complex, and as the name suggests they make cars, not drive them, but yet they are classified as a Consumer Discretionary item, along with clothing retailers and hotel operators, while Airlines fly planes as a service and yet they are classified amongst Industrials with other manufacturers. Yes, these classifications may be convenient in this age of instant analysis and sector 'read across' but at its core it lacks sufficient reasoning.

Fundamentally, every organization has a life cycle with predictable and repetitive patterns of behavior that it follows as it grows and develops. What varies between each individual business is only the interval over which it progresses through the cycle. Their opportunities are the result of some advantage, be that time-to-market, regulation, intellectual property, location, control of scare assets, brand, etc. But, some of these advantages will be more enduring than others over time. Our task, as investors, is to measure the size of the opportunity and the sustainability of the advantage period in order to compare it to how it is being priced in the market.

To do that, we start with the life cycle. What is this company's level of returns? How is it able to earn them? How will it defend and sustain them? How fast will it grow? How big is the opportunity? We identify milestones to be passed along the way in order to repeatedly measure their success. We speak to management as their decisions can have a meaningful impact as to how capital will be allocated over time. We do our own forecasting and discounted cashflow analysis. We construct portfolios around our best ideas, managing factor risks (such as sectors, regions, size and style) using sophisticated quantitative tools, in order to achieve or exceed our client's objectives.

Now, in the shorter-term, after considerable restructuring and a recapitalization of the most reckless corporate balance sheets, the largest segments of the market are no longer materially mispriced given their long-term growth and return prospects. As such, those companies best able to demonstrate their ability to grow revenues in what is likely to continue to be a difficult economic environment, either organically or through value-creating corporate activity, are likely to be rewarded by investors as we look forward to 2010. Those which cannot are likely to be left behind.

The Victory International Equity Funds

International Fund (continued)

Average Annual Total Return

Year Ended October 31. 2009

	INTERNATIONAL Class A		INTERNATIONAL Class C		INTERNATIONAL Class I
INCEPTION DATE	11/25/08		11/25/08		11/25/08
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	N/A	N/A	N/A	N/A	N/A
Three Year	N/A	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	33.90%	26.20%	33.00%	32.00%	34.20%

Expense Ratios

Gross	3.70%	4.45%	1.26%
With Applicable Waivers	1.40%	2.15%	1.15%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2009. Additional information pertaining to the Fund's expense ratio as of October 31, 2009 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

International Fund — Growth of $10,000

1Morgan Stanley Europe, Australia, Far East (EAFE) Index: An unmanaged Index comprised of more than 1,100 securities issued by foreign companies and is weighted according to the total market value of each security and includes reinvestment of dividends. With Net Dividends — This series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. This Index does not include the effect of expenses, is not representative of any specific fund or product.

It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory International Equity Funds

International Select Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The fund will invest at least 80% of its net assets in foreign equity securities, with 50% represented in the MSCI EAFE Index, ultimately seeking capital appreciation. The fund may be appropriate for investors who are comfortable with assuming the added risks associated with investments in foreign countries and investments denominated in foreign currencies. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

For the period from November 25, 2008 through October 31, 2009, the Fund (Class A Shares at net asset value) returned 31.5%, outperforming its benchmark, the MSCI EAFE Index (net) return of 28.4%.

After a difficult start to the year, international equity markets posted a strong performance as the current economic recovery, driven by coordinated global government stimulus, began to take hold. With a combination of interest rate policies tied to that of the US and a commodity price recovery, Asia ex-Japan and Emerging Markets led the way nearly doubling from the lows reached in the Fall of 2008. Continental Europe and the UK also performed well over the course of the year, rising 43.8% and 38.7%, respectively in USD terms, despite the lagged improvement of the regional economies as a recovery in the UK banking system and European industrials drove shares higher. The Japanese equity market, on the other hand, underperformed sharply in 2009 as a strong yen, weak corporate balance sheets and a change in political leadership continued to overshadow the prospects of a broader regional recovery across Asia.

After the tremendous collapse of the fiscal first — and early part of the second quarters of the year, the market witnessed a dramatic return to risk towards the end of Q2. For the rest of the fiscal year, the overriding factor driving portfolio performance was a flight away from quality into the lowest-priced, weakest balance sheet companies. To put it simply, this trend dominated all other portfolio and stock allocation decisions.

In terms of sectors, Materials, Financials and Industrials were the biggest beneficiaries of an expected economic recovery, a rise in commodity prices, and an overall return to risk. In addition, the Fund benefitted from superior stock selection across the Healthcare, Energy and Telecommunications Services sectors.

Across the global healthcare sector, one of the most exciting long-term investment opportunities will undoubtedly come as a result of the development of the still nascent Chinese healthcare system. With the recent acceleration of healthcare reform in China, coverage, consumption and the quality of service are set to improve dramatically over the next decade. Sinopharm, classified within the Expansion lifecycle and the largest distributor of pharmaceutical and healthcare products, is well-positioned to benefit from this secular growth opportunity. Within Financials, UK-based Standard Chartered PLC, with its unrivalled Asian, Middle East and Africa franchises, navigated through the financial markets crisis relatively unscathed. As a result, its shares have been a standout performer, rising 47.83% over the twelve months ending October 31, 2009.

Two stocks that negatively contributed to performance were Nintendo and KBC Groep. On Nintendo, despite an attractive valuation, large cash balance (21% of the market cap) and the successful launch of its new DSi handheld, worries over refreshing the aging Wii console and a dearth of new titles to compete against Xbox and Playstation 3 caused the stock to

Portfolio Holdings

As a Percentage of Total Investments

The Victory International Equity Funds

International Select Fund (continued)

underperform. Belgian bank KBC was hit by a market panic in May 2009, when fears of inadequate equity capital to cover its CDO and ABS exposure overwhelmed an otherwise attractive investment case. KBC sought financial backing from the Belgian government, and the market believed that KBC would be nationalized (though that did not happen).

As of the end of the fiscal year, the Fund is overweight the Expansion and Deceleration lifecycle stages, funded by underweights in Innovation, Maturity and Distress. By sector, the portfolio remains overweight the Energy, Materials and Healthcare sectors, while by region, the portfolio is overweight Continental Europe and Emerging Markets, counterbalanced by underweights across the UK and Japan.

Strategy/Outlook

Equity markets are complex networks, with connections which are often unclear as to their depth or root cause. Investors, on the other hand, prefer certainty and they therefore have a tendency to try and explain these structures completely with imperfect answers. They try to organize things into simple categories or boxes for the sake of comparison or convenience. But, these simple solutions lead to distortions and inefficiencies because networks evolve and relationships change. Ironically, as these common practices become more wide-spread, the distortions in the market only become more aggravated (the notion that AAA-rating equals high-quality, for example) until they break. For disciplined investors the greatest opportunities are created through these structural dislocations.

Sectors are another example of this manner of thinking, or not thinking, in a way. Who decides where a box begins or ends? Why are Utilities only electricity and gas, but not telecommunications? They share similar industry characteristics as partially-regulated local service providers with a large legacy fixed asset base on which they charge access and usage fees. Should they not be compared and analyzed as such? And, what about Automakers and Airlines? Automakers are central to the world's largest industrial complex, and as the name suggests they make cars, not drive them, but yet they are classified as a Consumer Discretionary item, along with clothing retailers and hotel operators, while Airlines fly planes as a service and yet they are classified amongst Industrials with other manufacturers. Yes, these classifications may be convenient in this age of instant analysis and sector 'read across' but at its core it lacks sufficient reasoning.

Fundamentally, every organization has a life cycle with predictable and repetitive patterns of behavior that it follows as it grows and develops. What varies between each individual business is only the interval over which it progresses through the cycle. Their opportunities are the result of some advantage, be that time-to-market, regulation, intellectual property, location, control of scare assets, brand, etc. But, some of these advantages will be more enduring than others over time. Our task, as investors, is to measure the size of the opportunity and the sustainability of the advantage period in order to compare it to how it is being priced in the market.

To do that, we start with the life cycle. What is this company's level of returns? How is it able to earn them? How will it defend and sustain them? How fast will it grow? How big is the opportunity? We identify milestones to be passed along the way in order to repeatedly measure their success. We speak to management as their decisions can have a meaningful impact as to how capital will be allocated over time. We do our own forecasting and discounted cashflow analysis. We construct portfolios around our best ideas, managing factor risks (such as sectors, regions, size and style) using sophisticated quantitative tools, in order to achieve or exceed our client's objectives.

Now, in the shorter-term, after considerable restructuring and a recapitalization of the most reckless corporate balance sheets, the largest segments of the market are no longer materially mispriced given their long-term growth and return prospects. As such, those companies best able to demonstrate their ability to grow revenues in what is likely to continue to be a difficult economic environment, either organically or through value-creating corporate activity, are likely to be rewarded by investors as we look forward to 2010. Those which cannot are likely to be left behind.

The Victory International Equity Funds

International Select Fund (continued)

Average Annual Total Return

Year Ended October 31. 2009

	INTERNATIONAL SELECT Class A		INTERNATIONAL SELECT Class C		INTERNATIONAL SELECT Class I
INCEPTION DATE	11/25/08		11/25/08		11/25/08
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	N/A	N/A	N/A	N/A	N/A
Three Year	N/A	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	31.50%	23.94%	30.60%	29.60%	31.80%

Expense Ratios

Gross	3.70%	4.45%	1.26%
With Applicable Waivers	1.40%	2.15%	1.15%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2009. Additional information pertaining to the Fund's expense ratio as of October 31, 2009 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

International Select Fund — Growth of $10,000

1Morgan Stanley Europe, Australia, Far East (EAFE) Index: An unmanaged Index comprised of more than 1,100 securities issued by foreign companies and is weighted according to the total market value of each security and includes reinvestment of dividends. With Net Dividends — This series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. This Index does not include the effect of expenses, is not representative of any specific fund or product.

It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Portfolios  Schedule of Portfolio Investments
Value Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (0.1%)
General Electric Capital Corp., 0.09% (a), 11/2/09	$130	$130
Total Commercial Paper (Amortized Cost $130)		130
Common Stocks (99.5%)
Advertising (0.6%):
Interpublic Group of Cos., Inc. (b) (c)	123,000	740
Aerospace/Defense (2.4%):
Lockheed Martin Corp.	24,000	1,651
Raytheon Co.	35,000	1,585
		3,236
Aluminum (1.1%):
Alcoa, Inc. (c)	114,000	1,416
Automotive Parts (1.6%):
Eaton Corp.	35,000	2,116
Banks (7.9%):
Bank of America Corp.	200,000	2,916
Comerica, Inc.	38,000	1,054
JPMorgan Chase & Co. (c)	73,000	3,049
U.S. Bancorp	26,000	604
Wells Fargo & Co. (c)	106,000	2,917
		10,540
Chemicals (0.4%):
Potash Corp. of Saskatchewan, Inc. (c)	6,000	557
Commercial Services (1.0%):
Cintas Corp. (c)	50,000	1,384
Computers & Peripherals (1.8%):
Cisco Systems, Inc. (b)	43,000	983
EMC Corp. (b)	88,000	1,449
		2,432
Containers & Packaging (0.8%):
Sealed Air Corp. (c)	58,000	1,115
Electronics (4.6%):
General Electric Co.	227,000	3,237
Johnson Controls, Inc.	70,000	1,675
Molex, Inc. (c)	66,000	1,232
		6,144
Financial Services (5.3%):
Ameriprise Financial, Inc.	38,000	1,318
Legg Mason, Inc. (c)	76,000	2,212
Morgan Stanley (c)	82,000	2,634
NYSE Euronext	34,000	879
		7,043

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Value Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Food Distributors, Supermarkets & Wholesalers (1.4%):
Safeway, Inc. (c)	84,000	$1,876
Heavy Machinery (1.6%):
Deere & Co. (c)	47,000	2,141
Home Builders (1.0%):
Lennar Corp., Class A (c)	44,000	554
Pulte Homes, Inc. (c)	83,000	748
		1,302
Insurance (5.0%):
ACE Ltd.	34,000	1,746
Aetna, Inc. (c)	77,000	2,004
Chubb Corp.	20,000	971
The Travelers Cos., Inc.	39,000	1,942
		6,663
Internet Business Services (0.5%):
eBay, Inc. (b)	31,000	690
Investment Companies (1.5%):
Invesco Ltd.	92,000	1,946
Manufacturing — Diversified (1.1%):
Parker Hannifin Corp.	27,000	1,430
Media (3.2%):
News Corp., Class A	185,000	2,131
Time Warner, Inc. (c)	70,000	2,109
		4,240
Medical Services (1.4%):
UnitedHealth Group, Inc.	71,000	1,842
Minerals (1.1%):
BHP Billiton Ltd., ADR (c)	22,000	1,443
Mining (3.2%):
Barrick Gold Corp.	42,000	1,509
Goldcorp, Inc. (c)	38,550	1,417
Newmont Mining Corp.	30,000	1,304
		4,230
Office Equipment & Supplies (1.0%):
Pitney Bowes, Inc. (c)	54,000	1,323
Oil & Gas Exploration — Production & Services (10.4%):
Anadarko Petroleum Corp. (c)	18,000	1,097
Apache Corp.	38,000	3,576
Chesapeake Energy Corp. (c)	37,000	906
Devon Energy Corp. (c)	39,000	2,524
Transocean Ltd. (b)	27,000	2,266
Unit Corp. (b)	37,000	1,446
XTO Energy, Inc.	50,100	2,082
		13,897

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Value Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Oil Companies — Integrated (6.5%):
Chevron Corp. (c)	43,000	$3,291
Exxon Mobil Corp. (c)	74,000	5,304
		8,595
Oilfield Services & Equipment (4.0%):
Halliburton Co.	94,000	2,746
Noble Corp. (c)	40,000	1,630
Weatherford International Ltd. (b)	52,000	911
		5,287
Pharmaceuticals (7.4%):
Eli Lilly & Co. (c)	42,000	1,428
Johnson & Johnson	43,000	2,539
Merck & Co., Inc. (c)	106,000	3,279
Pfizer, Inc.	150,000	2,555
		9,801
Railroads (1.9%):
Kansas City Southern (b) (c)	56,000	1,357
Union Pacific Corp.	22,000	1,213
		2,570
Real Estate Investment Trusts (1.3%):
Brookfield Properties Corp. (c)	86,000	874
Host Hotels & Resorts, Inc.	88,000	889
		1,763
Restaurants (0.5%):
Burger King Holdings, Inc.	36,000	618
Retail — Drug Stores (1.1%):
CVS Caremark Corp.	41,000	1,447
Retail — Specialty Stores (1.0%):
Lowe's Cos., Inc.	67,000	1,311
Semiconductors (1.0%):
Micron Technology, Inc. (b) (c)	188,000	1,276
Software & Computer Services (1.1%):
Microsoft Corp.	54,000	1,497
Steel (0.8%):
Carpenter Technology Corp. (c)	53,000	1,115
Telecommunications — Services & Equipment (1.6%):
Motorola, Inc.	251,000	2,151
Tobacco (1.3%):
Philip Morris International, Inc. (c)	36,000	1,705
Utilities — Electric (5.8%):
Ameren Corp. (c)	24,000	584
Dominion Resources, Inc. (c)	48,000	1,636
Edison International	52,000	1,655
Exelon Corp.	18,000	845

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Value Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
NRG Energy, Inc. (b) (c)	40,000	$920
Public Service Enterprise Group, Inc.	28,000	834
Southern Co.	41,000	1,279
		7,753
Utilities — Telecommunications (4.3%):
AT&T, Inc.	114,000	2,927
Verizon Communications, Inc. (c)	97,000	2,870
		5,797
Total Common Stocks (Cost $121,135)		132,432
Short-Term Securities Held as Collateral for Securities Lending (31.9%)
Pool of various securities for Victory Funds	$42,588	42,514
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $42,588)		42,514
Total Investments (Cost $163,853) — 131.5%		175,076
Liabilities in excess of other assets — (31.5)%		(41,962)
NET ASSETS — 100.0%		$133,114

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security.

(c)  A portion or all of the security was held on loan.

ADR — American Depositary Receipt

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Stock Index Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (8.7%)
General Electric Capital Corp., 0.09% (a), 11/2/09	$3,201	$3,201
Total Commercial Paper (Amortized Cost $3,201)		3,201
Common Stocks (90.8%)
Advertising (0.1%):
Interpublic Group of Cos., Inc. (b)	1,780	11
Omnicom Group, Inc.	1,132	39
		50
Aerospace/Defense (2.1%):
B.F. Goodrich Co.	452	25
Boeing Co.	2,646	126
General Dynamics Corp.	1,403	88
Honeywell International, Inc.	2,750	99
Lockheed Martin Corp.	1,171	80
Northrop Grumman Corp.	1,153	58
Raytheon Co.	1,412	64
Rockwell Collins, Inc.	573	29
United Technologies Corp.	3,428	211
		780
Agricultural Operations (0.2%):
Archer-Daniels-Midland Co.	2,339	70
Airlines (0.1%):
Southwest Airlines Co.	2,701	23
Aluminum (0.1%):
Alcoa, Inc.	3,549	44
Apparel & Footwear (0.4%):
Coach, Inc.	1,159	38
Nike, Inc., Class B	1,418	88
Polo Ralph Lauren Corp.	212	16
VF Corp.	326	23
		165
Audio & Video Products (0.0%):
Harman International Industries, Inc.	253	10
Automotive (0.4%):
AutoNation, Inc. (b)	327	6
Ford Motor Co. (b)	11,736	82
PACCAR, Inc.	1,323	49
		137
Automotive Parts (0.2%):
Eaton Corp.	713	43
Genuine Parts Co.	581	20
O'Reilly Automotive, Inc. (b)	500	19
		82

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Banks (6.1%):
Bank of America Corp.	31,475	$459
Bank of New York Mellon Corp.	4,390	117
BB&T Corp.	2,493	60
Comerica, Inc.	550	15
Fifth Third Bancorp	2,884	26
First Horizon National Corp. (b)	796	9
Huntington Bancshares, Inc.	2,331	9
JPMorgan Chase & Co.	14,363	600
KeyCorp (c)	3,283	18
M&T Bank Corp.	301	19
Marshall & Ilsley Corp.	1,881	10
Northern Trust Corp.	880	44
PNC Financial Services Group, Inc.	1,682	82
Regions Financial Corp.	4,369	21
State Street Corp.	1,802	76
SunTrust Banks, Inc.	1,802	34
U.S. Bancorp	6,982	162
Wells Fargo & Co.	17,034	469
Zions Bancorporation	461	7
		2,237
Beverages (2.6%):
Brown-Forman Corp., Class B	422	21
Coca Cola Enterprises, Inc.	1,155	22
Coca-Cola Co.	8,847	472
Constellation Brands, Inc., Class A (b)	726	11
Dr Pepper Snapple Group, Inc. (b)	926	25
Molson Coors Brewing Co.	581	28
Pepsi Bottling Group, Inc.	534	20
PepsiCo, Inc.	5,676	344
		943
Biotechnology (1.3%):
Amgen, Inc. (b)	3,702	199
Biogen Idec, Inc. (b)	1,052	44
Genzyme Corp. (b)	984	50
Gilead Sciences, Inc. (b)	3,291	140
Life Technologies Corp. (b)	644	30
		463
Brokerage Services (0.4%):
Charles Schwab Corp.	3,483	61
Thermo Fisher Scientific, Inc. (b)	1,474	66
Waters Corp. (b)	347	20
		147
Building Materials (0.1%):
Masco Corp.	1,309	16
Vulcan Materials Co.	459	21
		37

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Building — Residential & Commercial (0.0%):
D.R. Horton, Inc.	1,005	$11
KB Home	270	4
		15
Casino Services (0.1%):
International Game Technology	1,079	19
Chemicals (1.7%):
Air Products & Chemicals, Inc.	766	59
Airgas, Inc.	611	27
CF Industries Holdings, Inc.	176	15
Dow Chemical Co.	4,161	98
E.I. du Pont de Nemours and Co.	3,292	105
Eastman Chemical Co.	265	14
FMC Corp.	263	13
Monsanto Co.	1,988	133
PPG Industries, Inc.	602	34
Praxair, Inc.	1,117	89
Sigma-Aldrich Corp.	443	23
		610
Coal (0.2%):
Consol Energy, Inc.	659	28
Massey Energy Co.	311	9
Peabody Energy Corp.	975	39
		76
Commercial Services (0.5%):
Cintas Corp.	478	13
Convergys Corp. (b)	447	5
Ecolab, Inc.	949	42
Fidelity National Information Services, Inc.	1,134	25
Iron Mountain, Inc. (b)	657	16
Moody's Corp.	721	17
Paychex, Inc.	1,170	33
Quanta Services, Inc. (b)	756	16
		167
Computers & Peripherals (6.7%):
Apple Computer, Inc. (b)	3,267	616
Cisco Systems, Inc. (b)	21,008	480
Computer Sciences Corp. (b)	553	28
Dell, Inc. (b)	6,246	91
EMC Corp. (b)	7,376	122
Hewlett-Packard Co.	8,616	409
International Business Machines Corp.	4,762	574
Lexmark International Group, Inc. (b)	285	7
NetApp, Inc. (b)	1,232	33
SanDisk Corp. (b)	828	17
Sun Microsystems, Inc. (b)	2,753	23
Teradata Corp. (b)	625	17
Western Digital Corp. (b)	813	27
		2,444

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Products (0.6%):
Clorox Co.	508	$30
Colgate-Palmolive Co.	1,814	143
Fortune Brands, Inc.	547	21
Newell Rubbermaid, Inc.	1,012	15
		209
Containers & Packaging (0.2%):
Ball Corp.	343	17
Bemis, Inc.	366	9
Owens-Illinois, Inc. (b)	613	20
Pactiv Corp. (b)	481	11
Sealed Air Corp.	579	11
		68
Cosmetics & Toiletries (2.1%):
Avon Products, Inc.	1,556	50
Estee Lauder Cos., Class A	432	19
International Flavors & Fragrances, Inc.	289	11
Kimberly-Clark Corp.	1,510	92
Procter & Gamble Co.	10,636	617
		789
Cruise Lines (0.1%):
Carnival Corp.	1,596	47
Data Processing (0.1%):
The Dun & Bradstreet Corp.	191	15
Total System Services, Inc.	718	11
		26
Distribution/Wholesale (0.3%):
Costco Wholesale Corp.	1,585	90
Fastenal Co.	485	17
		107
E-Commerce & Services (0.4%):
Amazon.com, Inc. (b)	1,224	145
Monster Worldwide, Inc. (b)	459	7
		152
Electrical Equipment (0.3%):
Emerson Electric Co.	2,737	103
W.W. Grainger, Inc.	228	22
		125
Electronics (1.9%):
Amphenol Corp., Class A	624	25
FLIR Systems, Inc. (b)	553	15
General Electric Co.	38,752	553
Johnson Controls, Inc.	2,410	58
L-3 Communications Holdings, Inc.	425	31
Millipore Corp. (b)	202	13

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Molex, Inc.	491	$9
PerkinElmer, Inc.	425	8
		712
Energy — Alternative Sources (0.1%):
First Solar, Inc. (b)	176	21
Engineering (0.1%):
Fluor Corp.	656	29
Jacobs Engineering Group, Inc. (b)	452	19
		48
Entertainment (0.5%):
The Walt Disney Co.	6,772	185
Environmental Control (0.3%):
Republic Services, Inc.	1,174	30
Stericycle, Inc. (b)	310	16
Waste Management, Inc.	1,796	54
		100
Financial & Insurance (0.0%):
MBIA, Inc. (b)	560	2
Financial Services (3.8%):
American Express Co.	4,334	151
Ameriprise Financial, Inc.	929	32
Capital One Financial Corp.	1,661	61
Citigroup, Inc.	46,632	191
CME Group, Inc.	242	73
Discover Financial Services	1,934	27
E*TRADE Financial Corp. (b)	4,724	7
Equifax, Inc.	461	13
Federated Investors, Inc., Class B	320	8
Goldman Sachs Group, Inc.	1,872	319
H&R Block, Inc.	1,216	22
IntercontinentalExchange, Inc. (b)	266	27
Janus Capital Group, Inc.	663	9
Legg Mason, Inc.	605	18
Marsh & McLennan Cos., Inc.	1,909	45
Mastercard, Inc., Class A	378	83
Morgan Stanley	4,959	159
NYSE Euronext	947	24
SLM Corp. (b)	1,702	16
T. Rowe Price Group, Inc.	934	46
The Nasdaq OMX Group, Inc. (b)	522	9
Western Union Co.	2,555	46
		1,386
Food Distributors, Supermarkets & Wholesalers (0.4%):
Kroger Co.	2,372	55
Safeway, Inc.	1,506	34
SUPERVALU, Inc.	773	12
Sysco Corp.	2,154	57
		158

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Food Processing & Packaging (1.4%):
Campbell Soup Co.	693	$22
ConAgra, Inc.	1,603	34
Dean Foods Co. (b)	661	12
General Mills, Inc.	1,181	78
H.J. Heinz Co.	1,150	46
Hershey Foods Corp.	603	23
Hormel Foods Corp.	255	9
J.M. Smucker Co.	433	23
Kellogg Co.	939	48
Kraft Foods, Inc., Class A	5,375	148
McCormick & Co., Inc.	476	17
Sara Lee Corp.	2,534	28
Tyson Foods, Inc., Class A	1,116	14
		502
Forest Products & Paper (0.2%):
International Paper Co.	1,577	35
MeadWestvaco Corp.	624	14
Weyerhaeuser Co.	770	28
		77
Health Care (1.0%):
CareFusion Corp. (b)	655	15
Coventry Health Care, Inc. (b)	546	11
DaVita, Inc. (b)	380	20
DENTSPLY International, Inc.	541	18
Humana, Inc. (b)	618	23
McKesson Corp.	963	57
Medtronic, Inc.	4,016	143
WellPoint, Inc. (b)	1,719	80
		367
Heavy Machinery (0.5%):
Caterpillar, Inc.	2,287	126
Deere & Co.	1,541	70
		196
Home Builders (0.0%):
Lennar Corp., Class A	566	7
Pulte Homes, Inc.	1,229	11
		18
Hospitals (0.0%):
Tenet Healthcare Corp. (b)	1,596	8
Hotels & Motels (0.1%):
Marriott International, Inc., Class A	856	21
Starwood Hotels & Resorts Worldwide, Inc.	680	20
Wynn Resorts Ltd. (b)	253	14
		55

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Household Goods — Appliances, Furnishings & Electronics (0.1%):
Leggett & Platt, Inc.	568	$11
Whirlpool Corp.	270	19
		30
Insurance (2.4%):
Aetna, Inc.	1,577	41
Aflac, Inc.	1,702	71
Allstate Corp.	1,954	58
American International Group, Inc. (b)	490	17
Aon Corp.	997	38
Assurant, Inc.	430	13
Chubb Corp.	1,272	62
CIGNA Corp.	993	28
Cincinnati Financial Corp.	593	15
Genworth Financial, Inc., Class A (b)	1,812	19
Hartford Financial Services Group, Inc.	1,398	34
Lincoln National Corp.	1,109	26
Loews Corp.	1,328	44
MetLife, Inc.	2,982	102
Principal Financial Group	1,172	29
Progressive Corp. (b)	2,469	40
Prudential Financial, Inc.	1,687	76
The Travelers Cos., Inc.	2,045	102
Torchmark Corp.	301	12
UnumProvident Corp.	1,207	24
XL Capital Ltd., Class A	1,247	20
		871
Internet Business Services (2.0%):
Akamai Technologies, Inc. (b)	628	14
eBay, Inc. (b)	4,141	92
Expedia, Inc. (b)	768	18
Google, Inc., Class A (b)	877	470
Juniper Networks, Inc. (b)	1,910	49
McAfee, Inc. (b)	574	24
Symantec Corp. (b)	2,963	52
VeriSign, Inc. (b)	703	16
		735
Internet Service Provider (0.2%):
Yahoo!, Inc. (b)	4,093	65
Investment Companies (0.2%):
Franklin Resources, Inc.	544	57
Invesco Ltd.	1,521	32
		89
Lodging (0.0%):
Wyndham Worldwide Corp.	651	11

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Machine — Diversified (0.3%):
Cummins Engine, Inc.	735	$32
Dover Corp.	678	25
Flowserve Corp.	203	20
Rockwell Automation, Inc.	517	21
		98
Manufacturing — Diversified (0.3%):
Illinois Tool Works, Inc.	1,404	64
Leucadia National Corp. (b)	704	16
Parker Hannifin Corp.	585	31
		111
Manufacturing — Miscellaneous (0.9%):
3M Co.	2,548	187
Danaher Corp.	949	65
ITT Industries, Inc.	665	34
Pall Corp.	429	14
Textron, Inc.	986	17
		317
Media (0.8%):
News Corp., Class A	8,124	93
Scripps Networks Interactive, Class A	323	12
Time Warner, Inc.	4,305	130
Viacom, Inc., Class B (b)	2,211	61
		296
Medical Services (0.9%):
Express Scripts, Inc. (b)	1,004	80
Laboratory Corp. of America Holdings (b)	394	27
Medco Health Solutions, Inc. (b)	1,715	97
Quest Diagnostics, Inc.	576	32
UnitedHealth Group, Inc.	4,200	109
		345
Medical Supplies (1.2%):
Baxter International, Inc.	2,193	118
Becton Dickinson & Co.	873	60
Boston Scientific Corp. (b)	5,492	45
C.R. Bard, Inc.	353	26
Intuitive Surgical, Inc. (b)	139	34
Patterson Cos., Inc. (b)	341	9
St. Jude Medical, Inc. (b)	1,269	43
Stryker Corp.	1,083	50
Varian Medical Systems, Inc. (b)	457	19
Zimmer Holdings, Inc. (b)	779	41
		445
Medical — Information Systems (0.0%):
IMS Health, Inc.	666	11

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Mining (0.2%):
Newmont Mining Corp.	1,785	$78
Motorcycles (0.1%):
Harley-Davidson, Inc.	854	21
Newspapers (0.0%):
Gannett Co., Inc.	858	9
New York Times Co., Class A	420	3
		12
Office Equipment & Supplies (0.3%):
Avery Dennison Corp.	411	15
Pitney Bowes, Inc.	755	18
Staples, Inc.	2,639	57
Xerox Corp.	3,170	24
		114
Oil & Gas Exploration — Production & Services (2.3%):
Anadarko Petroleum Corp.	1,776	108
Apache Corp.	1,223	115
Cabot Oil & Gas Corp.	378	14
Chesapeake Energy Corp.	2,434	60
Denbury Resources, Inc. (b)	910	13
Devon Energy Corp.	1,617	105
Diamond Offshore Drilling, Inc.	254	24
ENSCO International, Inc.	519	24
EOG Resources, Inc.	919	75
EQT Corp.	476	20
Murphy Oil Corp.	695	42
Nabors Industries Ltd. (b)	1,035	22
Noble Energy, Inc.	632	41
Pioneer Natural Resources Co.	420	17
Range Resources Corp.	573	29
Rowan Cos., Inc.	415	10
Southwestern Energy Co. (b)	1,255	55
XTO Energy, Inc.	2,113	88
		862
Oil Companies — Integrated (6.7%):
Chevron Corp.	7,305	559
ConocoPhillips	5,403	271
Exxon Mobil Corp.	17,412	1,248
Hess Corp.	1,068	59
Marathon Oil Corp.	2,578	82
Occidental Petroleum Corp.	2,953	224
		2,443
Oil Marketing & Refining (0.2%):
Sunoco, Inc.	426	13
Tesoro Corp.	509	7
Valero Energy Corp.	2,058	38
		58

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Oilfield Services & Equipment (1.6%):
Baker Hughes, Inc.	1,128	$48
BJ Services Co.	1,065	20
Cameron International Corp. (b)	805	30
FMC Technologies, Inc. (b)	445	23
Halliburton Co.	3,290	96
National-Oilwell Varco, Inc. (b)	1,524	63
Schlumberger Ltd.	4,365	272
Smith International, Inc.	805	22
		574
Paint, Varnishes & Enamels (0.1%):
The Sherwin-Williams Co.	356	20
Pharmaceuticals (6.5%):
Abbott Laboratories	5,631	285
Allergan, Inc.	1,120	63
AmerisourceBergen Corp.	1,077	24
Bristol-Myers Squibb Co.	7,216	157
Cardinal Health, Inc.	1,310	37
Celgene Corp. (b)	1,668	85
Cephalon, Inc. (b)	273	15
Eli Lilly & Co.	3,683	125
Forest Laboratories, Inc. (b)	1,098	31
Hospira, Inc. (b)	588	26
Johnson & Johnson	10,039	593
King Pharmaceuticals, Inc. (b)	904	9
Merck & Co., Inc.	7,681	238
Mylan Laboratories, Inc. (b)	1,112	18
Pfizer, Inc.	29,374	500
Schering-Plough Corp.	5,958	168
Watson Pharmaceuticals, Inc. (b)	385	13
		2,387
Photography (0.0%):
Eastman Kodak Co. (b)	978	4
Pipelines (0.4%):
El Paso Corp.	2,554	25
Questar Corp.	635	25
Spectra Energy Corp.	2,353	45
Williams Cos., Inc.	2,127	40
		135
Primary Metal & Mineral Production (0.3%):
Freeport-McMoRan Copper & Gold, Inc., Class B (b)	1,499	110
Titanium Metals Corp.	309	3
		113
Publishing (0.2%):
McGraw-Hill Cos., Inc.	1,147	33
Meredith Corp.	133	4

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
R.R. Donnelley & Sons Co.	747	$15
The Washington Post Co., Class B	23	10
		62
Radio & Television (0.6%):
Comcast Corp., Class A	10,436	151
Time Warner Cable, Inc.	1,284	51
		202
Railroads (0.8%):
Burlington Northern Santa Fe Corp.	932	70
CSX Corp.	1,428	60
Norfolk Southern Corp.	1,340	63
Union Pacific Corp.	1,836	101
		294
Real Estate Investment Trusts (1.0%):
Apartment Investment & Management Co., Class A	426	5
AvalonBay Communities, Inc.	292	20
Boston Properties, Inc.	505	31
Developers Diversified Realty Corp.	1	—	(d)
Equity Residential Properties Trust	998	29
HCP, Inc.	1,065	32
Health Care REIT, Inc.	407	18
Host Hotels & Resorts, Inc.	2,201	22
Kimco Realty Corp.	1,437	18
Plum Creek Timber Co., Inc.	593	19
ProLogis	1,613	18
Public Storage, Inc.	507	37
Simon Property Group, Inc.	1,052	71
Ventas, Inc.	570	23
Vornado Realty Trust	563	34
		377
Real Estate Services (0.0%):
CB Richard Ellis Group, Inc., Class A (b)	880	9
Restaurants (1.0%):
Darden Restaurants, Inc.	511	16
McDonald's Corp.	3,960	232
Starbucks Corp. (b)	2,687	51
Yum! Brands, Inc.	1,705	56
		355
Retail (0.4%):
Target Corp.	2,738	133
Retail — Apparel/Shoe (0.2%):
Abercrombie & Fitch Co., Class A	321	11
Gap, Inc.	1,781	38
Limited Brands, Inc.	969	17
		66

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Retail — Department Stores (0.4%):
J.C. Penney Co., Inc.	856	$28
Kohl's Corp. (b)	1,114	64
Macy's, Inc.	1,532	27
Nordstrom, Inc.	606	19
Sears Holdings Corp. (b)	176	12
		150
Retail — Discount (1.3%):
Big Lots, Inc. (b)	301	8
Family Dollar Stores, Inc.	508	14
TJX Cos., Inc.	1,556	58
Wal-Mart Stores, Inc.	7,778	386
		466
Retail — Drug Stores (0.9%):
CVS Caremark Corp.	5,241	185
Walgreen Co.	3,616	137
		322
Retail — Food (0.0%):
Whole Foods Market, Inc. (b)	511	16
Retail — Specialty Stores (1.1%):
AutoZone, Inc. (b)	112	15
Bed Bath & Beyond, Inc. (b)	956	34
Best Buy Co., Inc.	1,244	47
GameStop Corp., Class A (b)	600	15
Lowe's Cos., Inc.	5,382	105
Office Depot, Inc. (b)	1,001	6
RadioShack Corp.	456	8
The Home Depot, Inc.	6,218	156
Tiffany & Co.	453	18
		404
Rubber & Rubber Products (0.0%):
Goodyear Tire & Rubber Co. (b)	881	11
Savings & Loans (0.1%):
Hudson City Bancorp, Inc.	1,656	22
People's United Financial, Inc.	1,269	20
		42
Schools & Educational Services (0.1%):
Apollo Group, Inc. (b)	490	28
DeVry, Inc.	225	12
		40
Semiconductors (2.3%):
Advanced Micro Devices, Inc. (b)	2,042	10
Altera Corp.	1,073	21
Analog Devices, Inc.	1,062	27
Applied Materials, Inc.	4,858	59
Broadcom Corp., Class A (b)	1,577	42

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Intel Corp.	20,406	$390
JDS Uniphase Corp. (b)	787	5
KLA-Tencor Corp.	623	20
Linear Technology Corp.	809	21
LSI Logic Corp. (b)	2,378	12
MEMC Electronic Materials, Inc. (b)	814	10
Microchip Technology, Inc.	667	16
Micron Technology, Inc. (b)	3,084	21
National Semiconductor Corp.	900	12
Novellus Systems, Inc. (b)	356	7
NVIDIA Corp. (b)	1,997	24
QLogic Corp. (b)	429	8
Teradyne, Inc. (b)	638	5
Texas Instruments, Inc.	4,579	107
Xilinx, Inc.	1,006	22
		839
Software & Computer Services (4.1%):
Adobe Systems, Inc. (b)	1,913	63
Affiliated Computer Services, Inc., Class A (b)	356	19
Autodesk, Inc. (b)	839	21
Automatic Data Processing, Inc.	1,830	73
BMC Software, Inc. (b)	669	25
CA, Inc.	1,455	30
Citrix Systems, Inc. (b)	670	25
Cognizant Technology Solutions Corp., Class A (b)	1,070	41
Compuware Corp. (b)	860	6
Electronic Arts, Inc. (b)	1,179	21
Fiserv, Inc. (b)	560	26
Intuit, Inc. (b)	1,177	34
Microsoft Corp.	28,359	786
Novell, Inc. (b)	1,265	5
Oracle Corp.	14,373	303
Red Hat, Inc. (b)	682	18
Salesforce.com, Inc. (b)	401	23
		1,519
Staffing (0.0%):
Robert Half International, Inc.	552	13
Steel (0.4%):
AK Steel Holding Corp.	398	6
Allegheny Technologies, Inc.	357	11
Nucor Corp.	1,147	46
Precision Castparts Corp.	511	49
United States Steel Corp.	522	18
		130
Telecommunications (0.1%):
Ciena Corp. (b)	333	4
Frontier Communications Corp.	1,138	8
Qwest Communications International, Inc.	5,403	20
		32

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Telecommunications — Services & Equipment (1.5%):
Agilent Technologies, Inc. (b)	1,260	$31
American Tower Corp., Class A (b)	1,433	53
Corning, Inc.	5,663	83
Harris Corp.	476	20
Jabil Circuit, Inc.	634	8
MetroPCS Communications, Inc. (b)	954	6
Motorola, Inc.	8,364	71
QUALCOMM, Inc.	6,063	251
Tellabs, Inc. (b)	1,443	9
		532
Television (0.2%):
CBS Corp., Class B	2,466	29
The DIRECTV Group, Inc. (b)	1,544	41
		70
Tobacco (1.5%):
Altria Group, Inc.	7,549	137
Lorillard, Inc.	598	46
Philip Morris International, Inc.	7,012	332
Reynolds American, Inc.	616	30
		545
Tools & Hardware Manufacturing (0.1%):
Black & Decker Corp.	220	10
Snap-on, Inc.	210	8
Stanley Works	290	13
		31
Toys (0.1%):
Hasbro, Inc.	461	12
Mattel, Inc.	1,313	25
		37
Transportation Services (0.9%):
C.H. Robinson Worldwide, Inc.	612	34
Expeditors International of Washington, Inc.	772	25
FedEx Corp.	1,139	83
United Parcel Service, Inc., Class B	3,621	194
		336
Trucking & Leasing (0.0%):
Ryder Systems, Inc.	204	8
Utilities — Electric (3.1%):
AES Corp. (b)	2,430	32
Allegheny Energy, Inc.	617	14
Ameren Corp.	779	19
American Electric Power Co.	1,736	52
CenterPoint Energy, Inc.	1,349	17
CMS Energy Corp.	837	11
Consolidated Edison Co. of New York, Inc.	1,003	41
Constellation Energy Group, Inc.	733	23

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Dominion Resources, Inc.	2,174	$74
DTE Energy Co.	600	22
Duke Energy Corp.	4,735	75
Dynegy, Inc., Class A (b)	1,847	4
Edison International	1,187	38
Entergy Corp.	713	55
Exelon Corp.	2,401	113
FirstEnergy Corp.	1,111	48
FPL Group, Inc.	1,499	74
Integrys Energy Group, Inc.	279	10
NiSource, Inc.	1,004	13
Northeast Utilities	638	15
Pepco Holdings, Inc.	806	12
PG&E Corp.	1,353	55
Pinnacle West Capital Corp.	369	11
PPL Corp.	1,372	40
Progress Energy, Inc.	1,017	38
Public Service Enterprise Group, Inc.	1,843	55
SCANA Corp.	387	13
Southern Co.	2,916	91
TECO Energy, Inc.	779	11
Wisconsin Energy Corp.	427	19
Xcel Energy, Inc.	1,660	31
		1,126
Utilities — Natural Gas (0.1%):
NICOR, Inc.	164	6
Sempra Energy	894	46
		52
Utilities — Telecommunications (2.6%):
AT&T, Inc.	21,489	552
CenturyTel, Inc.	1,083	35
Sprint Nextel Corp. (b)	10,480	31
Verizon Communications, Inc.	10,346	306
Windstream Corp.	1,591	15
		939
Total Common Stocks (Cost $15,869)		33,280
Investment Companies (0.0%)
SPDR Trust Series I	2	—	(d)
Total Investment Companies (Cost $—)		—	(d)
Total Investments (Cost $19,070) — 99.5%		36,481
Other assets in excess of liabilities — 0.5%		199
NET ASSETS — 100.0%		$36,680

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security.

(c)  Investment in affiliate and represents 0.00% of net assets.

(d)  Value rounds to less than $1,000.

REIT — Real Estate Investment Trust

	Number of Contracts	Value
Futures Contracts (5.6%):
S&P 500 Index, expiring December 19, 2009	8	$2,066
Total Futures Contracts (Cost $2,042)		$2,066

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Established Value Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (6.0%)
General Electric Capital Corp., 0.09% (a), 11/2/09	$19,688	$19,688
Total Commercial Paper (Amortized Cost $19,688)		19,688
Common Stocks (92.0%)
Automotive Parts (2.1%):
Eaton Corp.	75,000	4,534
Magna International, Inc., Class A	58,000	2,298
		6,832
Banks (2.1%):
City National Corp. (b)	104,000	3,918
Cullen/Frost Bankers, Inc. (b)	66,000	3,088
		7,006
Chemicals (1.6%):
PPG Industries, Inc.	93,000	5,248
Commercial Services (1.5%):
Cintas Corp. (b)	176,000	4,874
Computers & Peripherals (1.4%):
CACI International, Inc., Class A (b) (c)	94,000	4,476
Containers & Packaging (4.1%):
Owens-Illinois, Inc. (c)	136,000	4,336
Packaging Corp. of America	71,000	1,298
Pactiv Corp. (b) (c)	117,000	2,702
Sonoco Products Co.	194,000	5,189
		13,525
Cosmetics & Toiletries (2.5%):
Estee Lauder Cos., Class A	101,000	4,293
Kimberly-Clark Corp. (b)	65,000	3,975
		8,268
E-Commerce & Services (1.1%):
Monster Worldwide, Inc. (b) (c)	244,000	3,543
Electronics (2.3%):
Hubbell, Inc., Class B	87,000	3,700
Johnson Controls, Inc. (b)	155,600	3,722
		7,422
Financial Services (1.2%):
H&R Block, Inc.	219,000	4,017
Food Distributors, Supermarkets & Wholesalers (3.8%):
Ralcorp Holdings, Inc. (c)	52,000	2,792
Safeway, Inc. (b)	259,000	5,784
Sysco Corp. (b)	141,000	3,729
		12,305

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Established Value Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Food Processing & Packaging (0.9%):
ConAgra, Inc. (b)	146,000	$3,066
Health Care (1.5%):
Covidien PLC	117,000	4,928
Hotels & Motels (1.1%):
Starwood Hotels & Resorts Worldwide, Inc.	120,000	3,487
Household Goods — Appliances, Furnishings & Electronics (1.6%):
Whirlpool Corp. (b)	74,000	5,298
Human Resources (1.0%):
Hewitt Associates, Inc., Class A (c)	95,000	3,374
Insurance (9.4%):
Alleghany Corp. (b) (c)	20,260	5,065
Brown & Brown, Inc. (b)	222,000	4,078
Chubb Corp.	106,000	5,143
Everest Re Group Ltd.	52,000	4,550
HCC Insurance Holdings, Inc. (b)	129,000	3,404
Markel Corp. (b) (c)	12,500	4,034
UnumProvident Corp.	220,000	4,389
		30,663
Internet Business Services (1.3%):
Symantec Corp. (c)	232,000	4,079
Investment Companies (1.3%):
Franklin Resources, Inc. (b)	39,000	4,081
Machine — Diversified (1.8%):
Dover Corp.	74,000	2,788
Kennametal, Inc.	135,000	3,181
		5,969
Manufacturing — Diversified (3.9%):
Ingersoll-Rand PLC	120,000	3,791
Parker Hannifin Corp. (b)	101,500	5,375
Pentair, Inc. (b)	121,000	3,521
		12,687
Manufacturing — Miscellaneous (1.5%):
ITT Industries, Inc. (b)	99,000	5,019
Medical Supplies (0.7%):
Varian Medical Systems, Inc. (b) (c)	59,000	2,418
Oil & Gas Exploration — Production & Services (5.9%):
Cimarex Energy Co. (b)	151,000	5,913
Devon Energy Corp. (b)	68,000	4,400
Helmerich & Payne, Inc. (b)	119,000	4,524
Patterson-UTI Energy, Inc.	201,000	3,132
Unit Corp. (c)	36,000	1,407
		19,376

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Established Value Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Oil Companies — Integrated (1.1%):
Occidental Petroleum Corp. (b)	47,000	$3,566
Oil Marketing & Refining (0.9%):
Valero Energy Corp. (b)	157,000	2,842
Oilfield Services & Equipment (1.2%):
Baker Hughes, Inc. (b)	91,000	3,828
Paint, Varnishes & Enamels (1.0%):
The Sherwin-Williams Co.	60,000	3,422
Pharmaceuticals (4.5%):
Cephalon, Inc. (b) (c)	65,000	3,548
Endo Pharmaceuticals Holdings, Inc. (b) (c)	113,000	2,531
Omnicare, Inc. (b)	130,000	2,817
Pharmaceutical Product Development, Inc. (b)	271,000	5,840
		14,736
Pipelines (1.4%):
National Fuel Gas Co.	104,000	4,715
Railroads (0.7%):
Burlington Northern Santa Fe Corp.	30,000	2,260
Real Estate Investment Trusts (1.3%):
Alexandria Real Estate Equities, Inc. (b)	78,000	4,225
Restaurants (2.7%):
Burger King Holdings, Inc.	295,000	5,062
Darden Restaurants, Inc.	126,000	3,819
		8,881
Retail — Apparel/Shoe (1.6%):
Gap, Inc.	238,000	5,079
Retail — Discount (1.2%):
BJ's Wholesale Club, Inc. (b) (c)	110,000	3,853
Semiconductors (6.0%):
Analog Devices, Inc. (b)	175,000	4,485
KLA-Tencor Corp. (b)	166,000	5,397
Lam Research Corp. (b) (c)	152,000	5,126
Novellus Systems, Inc. (c)	218,000	4,486
		19,494
Software & Computer Services (0.9%):
Sybase, Inc. (b) (c)	77,000	3,046
Staffing (0.9%):
Robert Half International, Inc. (b)	127,000	2,946
Steel (0.8%):
Allegheny Technologies, Inc. (b)	85,000	2,623
Tools & Hardware Manufacturing (1.6%):
Black & Decker Corp. (b)	108,000	5,100
Toys (1.1%):
Hasbro, Inc.	126,000	3,436

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Established Value Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Transportation Services (1.2%):
Con-way, Inc. (b)	117,500	$3,876
Utilities — Electric (2.1%):
Alliant Energy Corp.	155,000	4,117
RRI Energy, Inc. (c)	537,000	2,830
		6,947
Utilities — Natural Gas (4.2%):
Energen Corp.	117,000	5,134
Sempra Energy (b)	81,000	4,168
WGL Holdings, Inc. (b)	135,000	4,463
		13,765
Total Common Stocks (Cost $247,894)		300,601
Short-Term Securities Held as Collateral for Securities Lending (32.5%)
Pool of various securities for Victory Funds	$106,573	106,386
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $106,573)		106,386
Total Investments (Cost $374,155) — 130.5%		426,675
Liabilities in excess of other assets — (30.5)%		(99,780)
NET ASSETS — 100.0%		$326,895

(a)  Rate represents the effective yield at purchase.

(b)  A portion or all of the security was held on loan.

(c)  Non-income producing security.

PLC — Public Liability Co.

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2009

(Amounts in Thousands, Except Per Share Amounts)

	Value Fund	Stock Index Fund	Established Value Fund
ASSETS:
Investments, at value (Cost $163,853, $19,070 and $374,155) (a)	$175,076	$36,481	$426,675
Cash	50	50	50
Cash held as collateral for futures	—	180	—
Interest and dividends receivable	191	42	268
Receivable for capital shares issued	131	22	652
Receivable for investments sold	1,460	—	11,439
Receivable from Adviser	1	—	—
Prepaid expenses	26	14	18
Total Assets	176,935	36,789	439,102
LIABILITIES:
Payable for investments purchased	1,049	—	5,070
Payable for capital shares redeemed	46	6	153
Payable for return of collateral received	42,588	—	106,573
Net payable for variation margin on futures contracts	—	57	—
Accrued expenses and other payables:
Investment advisory fees	89	8	154
Administration fees	12	4	27
Custodian fees	3	4	4
Transfer agent fees	5	8	35
Trustee fees	1	— (b)	1
Shareholder servicing fees	7	6	27
12b-1 fees	2	—	86
Other accrued expenses	19	16	77
Total Liabilities	43,821	109	112,207
NET ASSETS:
Capital	181,484	62,451	268,687
Undistributed net investment income	101	42	29
Accumulated net realized gains (losses) from investments and futures	(59,694)	(43,248)	5,659
Net unrealized appreciation on investments and futures	11,223	17,435	52,520
Net Assets	$133,114	$36,680	$326,895
Net Assets
Class A Shares	$29,024	$22,781	$138,373
Class C Shares	785	—	—
Class R Shares	2,122	13,899	188,522
Class I Shares	101,183	—	—
Total	$133,114	$36,680	$326,895
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	3,016	1,447	6,379
Class C Shares	83	—	—
Class R Shares	221	884	8,752
Class I Shares	10,556	—	—
Total	13,876	2,331	15,131
Net asset value, offering (except Class A Shares) and redemption price per share: (c)
Class A Shares	$9.62	$15.74	$21.69
Class C Shares (d)	$9.48	—	—
Class R Shares	$9.58	$15.73	$21.54
Class I Shares	$9.58	—	—
Maximum sales charge — Class A Shares	5.75%	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$10.21	$16.70	$23.01

(a)  Value Fund and Established Value Fund include securities on loan of $39,502 and $99,673, respectively.

(b)  Rounds to less than $1.

(c)  Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2009

(Amounts in Thousands)

	Value Fund	Stock Index Fund	Established Value Fund
Investment Income:
Interest income	$4	$4	$31
Dividend income	3,421	821	5,026
Income from securities lending, net	4	—	8
Total Income	3,429	825	5,065
Expenses:
Investment advisory fees	895	85	1,430
Administration fees	120	48	247
Shareholder servicing fees — Class A Shares	65	34	211
Shareholder servicing fees — Class R Shares	—	29	—
12b-1 fees — Class C Shares	8	—	—
12b-1 fees — Class R Shares	11	—	834
Custodian fees	21	26	37
Transfer agent fees	22	6	46
Transfer agent fees — Class A Shares	7	9	187
Transfer agent fees — Class C Shares	1	—	—
Transfer agent fees — Class R Shares	2	10	82
Transfer agent fees — Class I Shares	6	—	—
Trustees' fees	12	3	24
Legal and audit fees	14	4	33
State registration and filing fees	37	21	32
Other expenses	23	22	71
Total Expenses	1,244	297	3,234
Expenses waived/reimbursed by Adviser	(29)	(37)	—
Net Expenses	1,215	260	3,234
Net Investment Income	2,214	565	1,831
Realized/Unrealized Gains (Losses) from Investment Transactions and Futures:
Net realized gains (losses) from investment transactions	(35,409)	2,471	8,592
Net realized losses from futures transactions	—	(500)	—
Net change in unrealized appreciation/depreciation on investments and futures	43,912	403	44,237
Net realized/unrealized gains from investments and futures	8,503	2,374	52,829
Change in net assets resulting from operations	$10,717	$2,939	$54,660

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Value Fund		Stock Index Fund		Established Value Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
From Investment Activities:
Operations:
Net investment income	$2,214	$2,891	$565	$842	$1,831	$963
Net realized gains (losses) from investment transactions	(35,409)	(23,917)	2,471	3,848	8,592	(2,917)
Net realized losses from futures	—	—	(500)	(888)	—	—
Net change in unrealized appreciation/depreciation on investments and futures	43,912	(60,683)	403	(28,156)	44,237	(96,839)
Change in net assets resulting from operations	10,717	(81,709)	2,939	(24,354)	54,660	(98,793)
Distributions to Shareholders:
From net investment income:
Class A Shares	(439)	(484)	(397)	(614)	(688)	(152)
Class C Shares	(8)	(4)	—	—	—	—
Class R Shares	(29)	(27)	(184)	(233)	(1,252)	(667)
Class I Shares	(1,816)	(2,298)	—	—	—	—
From net realized gains:
Class A Shares	—	(4,258)	—	—	—	(1,296)
Class C Shares	—	(68)	—	—	—	—
Class R Shares	—	(375)	—	—	—	(30,022)
Class I Shares	—	(16,418)	—	—	—	—
Change in net assets resulting from distributions to shareholders	(2,292)	(23,932)	(581)	(847)	(1,940)	(32,137)
Change in net assets from capital transactions	(6,629)	6,993	(6,269)	(5,746)	52,150	61,709
Change in net assets	1,796	(98,648)	(3,911)	(30,947)	104,870	(69,221)
Net Assets:
Beginning of period	131,318	229,966	40,591	71,538	222,025	291,246
End of period	$133,114	$131,318	$36,680	$40,591	$326,895	$222,025
Undistributed net investment income	$101	$179	$42	$61	$29	$138

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Value Fund		Stock Index Fund		Established Value Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
Capital Transactions:
Class A Shares
Proceeds from shares issued	$5,276	$11,352	$3,808	$6,451	$99,544	$73,069
Dividends reinvested	424	4,665	384	599	579	1,401
Cost of shares redeemed	(7,188)	(11,452)	(10,537)	(12,676)	(36,775)	(10,863)
Total Class A Shares	$(1,488)	$4,565	$(6,345)	$(5,626)	$63,348	$63,607
Class C Shares
Proceeds from shares issued	$312	$631	—	—	—	—
Dividends reinvested	5	44	—	—	—	—
Cost of shares redeemed	(406)	(134)	—	—	—	—
Total Class C Shares	$(89)	$541	—	—	—	—
Class R Shares
Proceeds from shares issued	$589	$191	$5,241	$4,358	$29,801	$18,982
Dividends reinvested	27	381	181	227	1,156	28,416
Cost of shares redeemed	(824)	(762)	(5,346)	(4,705)	(42,155)	(49,296)
Total Class R Shares	$(208)	$(190)	$76	$(120)	$(11,198)	$(1,898)
Class I Shares
Proceeds from shares issued	$6,958	$7,154	—	—	—	—
Dividends reinvested	1,816	18,716	—	—	—	—
Cost of shares redeemed	(13,618)	(23,793)	—	—	—	—
Total Class I Shares	$(4,844)	$2,077	—	—	—	—
Change in net assets from capital transactions	$(6,629)	$6,993	$(6,269)	$(5,746)	$52,150	$61,709
Share Transactions:
Class A Shares
Issued	635	919	283	333	5,232	3,221
Reinvested	53	341	29	30	33	56
Redeemed	(879)	(933)	(788)	(644)	(2,054)	(517)
Total Class A Shares	(191)	327	(476)	(281)	3,211	2,760
Class C Shares
Issued	39	57	—	—	—	—
Reinvested	1	3	—	—	—	—
Redeemed	(51)	(12)	—	—	—	—
Total Class C Shares	(11)	48	—	—	—	—
Class R Shares
Issued	70	15	378	221	1,614	821
Reinvested	3	28	14	11	67	1,134
Redeemed	(98)	(59)	(398)	(238)	(2,234)	(2,115)
Total Class R Shares	(25)	(16)	(6)	(6)	(553)	(160)
Class I Shares
Issued	855	581	—	—	—	—
Reinvested	226	1,374	—	—	—	—
Redeemed	(1,674)	(1,919)	—	—	—	—
Total Class I Shares	(593)	36	—	—	—	—
Change in Shares	(820)	395	(482)	(287)	2,658	2,600

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Value Fund
	Class A Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$8.96	$16.12	$16.43		$13.62	$12.85
Investment Activities:
Net investment income	0.14	0.16	0.23		0.07	0.12
Net realized and unrealized gains (losses) on investments	0.66	(5.68)	1.89		2.81	0.78
Total from Investment Activities	0.80	(5.52)	2.12		2.88	0.90
Distributions:
Net investment income	(0.14)	(0.16)	(0.10)		(0.07)	(0.13)
Net realized gains from investments	—	(1.48)	(2.33)		—	—
Total Distributions	(0.14)	(1.64)	(2.43)		(0.07)	(0.13)
Net Asset Value, End of Period	$9.62	$8.96	$16.12		$16.43	$13.62
Total Return (excludes sales charge)	9.25%	(37.68)%	14.77	%(a)	21.22%	7.00%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$29,024	$28,744	$46,436		$219,428	$199,406
Ratio of net expenses to average net assets	1.25%	1.22%	1.19%		1.22%	1.26%
Ratio of net investment income to average net assets	1.63%	1.31%	0.84%		0.48%	0.91%
Ratio of gross expenses to average net assets (b)	1.25%	1.22%	1.19%		1.22%	1.29%
Ratio of net investment income to average net assets (b)	1.63%	1.31%	0.84%		0.48%	0.88%
Portfolio turnover (c)	96%	140%	104%		104%	110%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Value Fund
	Class C Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$8.84	$15.93	$16.30		$13.56	$12.83
Investment Activities:
Net investment income (loss)	0.07	0.06	—	(a)	(0.05)	0.02
Net realized and unrealized gains (losses) on investments	0.65	(5.60)	1.98		2.79	0.78
Total from Investment Activities	0.72	(5.54)	1.98		2.74	0.80
Distributions:
Net investment income	(0.08)	(0.07)	(0.02)		—	(0.07)
Net realized gains from investments	—	(1.48)	(2.33)		—	—
Total Distributions	(0.08)	(1.55)	(2.35)		—	(0.07)
Net Asset Value, End of Period	$9.48	$8.84	$15.93		$16.30	$13.56
Total Return (excludes contingent deferred sales charge)	8.40%	(38.14)%	13.86	%(b)	20.21%	6.24%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$785	$832	$727		$982	$792
Ratio of net expenses to average net assets	2.00%	2.00%	2.00%		2.00%	2.00%
Ratio of net investment income (loss) to average net assets	0.89%	0.53%	(0.03)%		(0.32)%	(0.08)%
Ratio of gross expenses to average net assets (c)	3.04%	3.48%	3.25%		2.77%	3.39%
Ratio of net investment income (loss) to average net assets (c)	(0.15)%	(0.95)%	(1.27)%		(1.09)%	1.47%
Portfolio turnover (d)	96%	140%	104%		104%	110%

(a)  Rounds to less than $0.01 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Value Fund
	Class R Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$8.92	$16.05	$16.41		$13.60	$12.83
Investment Activities:
Net investment income	0.11	0.12	0.06		0.02	0.08
Net realized and unrealized gains (losses) on investments	0.66	(5.66)	1.98		2.81	0.77
Total from Investment Activities	0.77	(5.54)	2.04		2.83	0.85
Distributions:
Net investment income	(0.11)	(0.11)	(0.07)		(0.02)	(0.08)
Net realized gains from investments	—	(1.48)	(2.33)		—	—
Total Distributions	(0.11)	(1.59)	(2.40)		(0.02)	(0.08)
Net Asset Value, End of Period	$9.58	$8.92	$16.05		$16.41	$13.60
Total Return	8.91%	(37.91)%	14.21	%(a)	20.80%	6.64%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,122	$2,190	$4,204		$4,465	$5,036
Ratio of net expenses to average net assets	1.60%	1.60%	1.60%		1.59%	1.60%
Ratio of net investment income to average net assets	1.30%	0.93%	0.40%		0.12%	0.64%
Ratio of gross expenses to average net assets (b)	1.90%	1.81%	1.75%		1.77%	1.78%
Ratio of net investment income to average net assets (b)	1.00%	0.72%	0.24%		(0.06)%	0.46%
Portfolio turnover (c)	96%	140%	104%		104%	110%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

	Value Fund
	Class I Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$8.93	$16.07	$15.32
Investment Activities:
Net investment income	0.17	0.20	0.02
Net realized and unrealized gains (losses) on investments	0.65	(5.66)	0.79
Total from Investment Activities	0.82	(5.46)	0.81
Distributions:
Net investment income	(0.17)	(0.20)	(0.06)
Net realized gains from investments	—	(1.48)	—
Total Distributions	(0.17)	(1.68)	(0.06)
Net Asset Value, End of Period	$9.58	$8.93	$16.07
Total Return (b)	9.53%	(37.48)%	5.31%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$101,183	$99,552	$178,599
Ratio of expenses to average net assets (c)	0.93%	0.93%	0.91%
Ratio of net investment income to average net assets (c)	1.94%	1.59%	0.90%
Ratio of expenses to average net assets (c) (d)	0.95%	0.93%	0.91%
Ratio of net investment income to average net assets (c) (d)	1.92%	1.59%	0.90%
Portfolio turnover (e)	96%	140%	104%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Stock Index Fund
	Class A Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$14.43	$23.08	$20.47		$17.85	$16.78
Investment Activities:
Net investment income	0.24	0.30	0.31		0.25	0.27
Net realized and unrealized gains (losses) on investments	1.31	(8.65)	2.63		2.62	1.07
Total from Investment Activities	1.55	(8.35)	2.94		2.87	1.34
Distributions:
Net investment income	(0.24)	(0.30)	(0.33)		(0.25)	(0.27)
Total Distributions	(0.24)	(0.30)	(0.33)		(0.25)	(0.27)
Net Asset Value, End of Period	$15.74	$14.43	$23.08		$20.47	$17.85
Total Return (excludes sales charge)	11.07%	(36.53)%	14.46	%(a)	16.17%	7.98%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$22,781	$27,759	$50,880		$60,631	$73,971
Ratio of net expenses to average net assets	0.70%	0.70%	0.66%		0.70%	0.70%
Ratio of net investment income to average net assets	1.73%	1.51%	1.43%		1.29%	1.48%
Ratio of gross expenses to average net assets (b)	0.80%	0.74%	0.66%		0.85%	0.85%
Ratio of net investment income to average net assets (b)	1.63%	1.47%	1.43%		1.14%	1.33%
Portfolio turnover (c)	12%	4%	12%		5%	8%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Stock Index Fund
	Class R Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$14.42	$23.06	$20.45		$17.83	$16.77
Investment Activities:
Net investment income	0.20	0.26	0.28		0.21	0.22
Net realized and unrealized gains (losses) on investments	1.32	(8.64)	2.62		2.62	1.07
Total from Investment Activities	1.52	(8.38)	2.90		2.83	1.29
Distributions:
Net investment income	(0.21)	(0.26)	(0.29)		(0.21)	(0.23)
Total Distributions	(0.21)	(0.26)	(0.29)		(0.21)	(0.23)
Net Asset Value, End of Period	$15.73	$14.42	$23.06		$20.45	$17.83
Total Return	10.86%	(36.65)%	14.28	%(a)	15.96%	7.71%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$13,899	$12,832	$20,658		$20,230	$17,456
Ratio of net expenses to average net assets	0.89%	0.90%	0.81%		0.89%	0.90%
Ratio of net investment income to average net assets	1.50%	1.31%	1.27%		1.08%	1.23%
Ratio of gross expenses to average net assets (b)	1.00%	0.93%	0.81%		1.10%	1.17%
Ratio of net investment income to average net assets (b)	1.39%	1.28%	1.27%		0.87%	0.96%
Portfolio turnover (c)	12%	4%	12%		5%	8%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Established Value Fund
	Class A Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$17.90	$29.70	$30.50		$29.31	$27.91
Investment Activities:
Net investment income	0.14	0.12	0.09		0.14	0.04
Net realized and unrealized gains (losses) on investments	3.81	(8.61)	4.41		4.24	4.32
Total from Investment Activities	3.95	(8.49)	4.50		4.38	4.36
Distributions:
Net investment income	(0.16)	(0.12)	(0.10)		(0.17)	(0.05)
Net realized gains from investments	—	(3.19)	(5.20)		(3.02)	(2.91)
Total Distributions	(0.16)	(3.31)	(5.30)		(3.19)	(2.96)
Net Asset Value, End of Period	$21.69	$17.90	$29.70		$30.50	$29.31
Total Return (excludes sales charge)	22.31%	(31.79)%	17.34	%(a)	16.49%	16.92%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$138,373	$56,715	$12,129		$11,146	$7,112
Ratio of net expenses to average net assets	1.24%	1.12%	1.13%		1.23%	1.21%
Ratio of net investment income to average net assets	0.73%	0.57%	0.33%		0.49%	0.36%
Ratio of gross expenses to average net assets (b)	1.24%	1.12%	1.13%		1.23%	1.27%
Ratio of net investment income to average net assets (b)	0.73%	0.57%	0.33%		0.49%	0.30%
Portfolio turnover (c)	61%	75%	35%		49%	22%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Established Value Fund
	Class R Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$17.77	$29.49	$30.33		$29.15	$27.80
Investment Activities:
Net investment income	0.14	0.08	0.05		0.12	0.02
Net realized and unrealized gains (losses) on investments	3.77	(8.54)	4.38		4.21	4.27
Total from Investment Activities	3.91	(8.46)	4.43		4.33	4.29
Distributions:
Net investment income	(0.14)	(0.07)	(0.07)		(0.13)	(0.03)
Net realized gains from investments	—	(3.19)	(5.20)		(3.02)	(2.91)
Total Distributions	(0.14)	(3.26)	(5.27)		(3.15)	(2.94)
Net Asset Value, End of Period	$21.54	$17.77	$29.49		$30.33	$29.15
Total Return	22.19%	(31.90)%	17.17	%(a)	16.41%	16.70%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$188,522	$165,310	$279,117		$278,132	$280,125
Ratio of net expenses to average net assets	1.31%	1.29%	1.27%		1.32%	1.36%
Ratio of net investment income to average net assets	0.73%	0.33%	0.19%		0.43%	0.09%
Ratio of gross expenses to average net assets (b)	1.31%	1.29%	1.27%		1.32%	1.40%
Ratio of net investment income to average net assets (b)	0.73%	0.33%	0.19%		0.43%	0.05%
Portfolio turnover (c)	61%	75%	35%		49%	22%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Special Value Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (1.1%)
General Electric Capital Corp., 0.09% (a), 11/2/09	$10,953	$10,953
Total Commercial Paper (Amortized Cost $10,953)		10,953
Common Stocks (99.7%)
Aerospace/Defense (0.8%):
Hexcel Corp. (b) (c)	765,000	8,415
Airlines (1.2%):
Southwest Airlines Co.	1,487,154	12,492
Automotive Parts (1.5%):
BorgWarner, Inc.	503,156	15,256
Banks (2.0%):
Comerica, Inc. (c)	758,100	21,037
Brokerage Services (3.4%):
Lazard Ltd., Class A	352,600	13,310
Waters Corp. (b) (c)	382,600	21,973
		35,283
Casinos & Gaming (0.7%):
Melco Crown Entertainment Ltd., ADR (b) (c)	1,433,480	7,110
Chemicals (2.3%):
PPG Industries, Inc.	434,250	24,505
Commercial Services (1.5%):
Cintas Corp. (c)	554,098	15,343
Computers & Peripherals (1.1%):
Brocade Communications Systems, Inc. (b)	1,351,718	11,598
Containers & Packaging (1.4%):
Owens-Illinois, Inc. (b)	458,850	14,628
Cosmetics & Toiletries (2.0%):
Avon Products, Inc. (c)	651,500	20,881
Electrical Equipment (2.2%):
American Superconductor Corp. (b)	272,000	9,118
AMETEK, Inc.	400,000	13,956
		23,074
Engineering (1.9%):
URS Corp. (b)	523,500	20,342
Financial Services (4.8%):
Affiliated Managers Group, Inc. (b) (c)	148,000	9,396
Ameriprise Financial, Inc. (c)	308,200	10,685
H&R Block, Inc.	1,048,400	19,228
TD AMERITRADE Holding Corp. (b) (c)	551,700	10,648
		49,957
Food Processing & Packaging (2.2%):
J.M. Smucker Co.	437,154	23,051

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Special Value Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Home Builders (1.1%):
Pulte Homes, Inc. (c)	1,226,320	$11,049
Hotels & Motels (1.0%):
Starwood Hotels & Resorts Worldwide, Inc. (c)	345,800	10,049
Insurance (3.6%):
Aspen Insurance Holdings Ltd. (c)	402,027	10,372
Lincoln National Corp. (c)	584,500	13,929
StanCorp Financial Group, Inc. (c)	352,400	12,937
		37,238
Internet Business Services (3.3%):
Juniper Networks, Inc. (b)	172,700	4,406
Open Text Corp. (b)	197,300	7,308
Symantec Corp. (b) (c)	1,313,104	23,084
		34,798
Iron/Steel (0.5%):
Commercial Metals Co. (c)	387,000	5,743
Machine — Diversified (1.5%):
Roper Industries, Inc. (c)	316,500	15,999
Manufacturing — Diversified (2.3%):
Tyco International Ltd.	728,200	24,431
Manufacturing — Miscellaneous (0.5%):
Trinity Industries, Inc. (c)	283,700	4,789
Media (1.7%):
Discovery Communications, Inc., Class A (b)	630,350	17,335
Medical Services (2.4%):
Laboratory Corp. of America Holdings (b) (c)	361,300	24,890
Medical Supplies (2.5%):
Patterson Cos., Inc. (b)	490,000	12,510
St. Jude Medical, Inc. (b) (c)	401,575	13,685
		26,195
Medical — Information Systems (1.2%):
Cerner Corp. (b)	159,882	12,157
Mining (2.2%):
Agnico-Eagle Mines Ltd. (c)	251,600	13,468
Cliffs Natural Resources, Inc. (c)	262,675	9,344
		22,812
Oil & Gas Exploration — Production & Services (6.1%):
Newfield Exploration Co. (b) (c)	275,500	11,301
Noble Energy, Inc.	293,829	19,284
Range Resources Corp. (c)	386,837	19,361
Ultra Petroleum Corp. (b) (c)	277,050	13,451
		63,397

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Special Value Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Oilfield Services & Equipment (3.4%):
Cameron International Corp. (b)	506,783	$18,736
Noble Corp. (c)	406,100	16,544
		35,280
Pharmaceuticals (1.3%):
AmerisourceBergen Corp. (c)	601,187	13,316
Real Estate Investment Trusts (5.3%):
Corporate Office Property Trust (c)	479,700	15,921
Digital Realty Trust, Inc.	473,000	21,347
HCP, Inc. (c)	597,785	17,688
		54,956
Restaurants (1.6%):
Burger King Holdings, Inc. (c)	747,000	12,818
Panera Bread Co., Class A (b)	74,000	4,439
		17,257
Retail — Department Stores (3.4%):
Kohl's Corp. (b) (c)	333,900	19,106
Nordstrom, Inc. (c)	509,200	16,182
		35,288
Retail — Specialty Stores (3.1%):
Bed Bath & Beyond, Inc. (b) (c)	481,079	16,939
Dick's Sporting Goods, Inc. (b) (c)	680,450	15,439
		32,378
Savings & Loans (1.6%):
New York Community Bancorp, Inc.	1,566,149	16,914
Semiconductors (7.5%):
Altera Corp.	941,200	18,627
Cypress Semiconductor Corp. (b) (c)	1,055,900	8,901
Maxim Integrated Products, Inc. (c)	1,139,250	18,991
Micron Technology, Inc. (b) (c)	2,352,750	15,975
Microsemi Corp. (b) (c)	796,028	10,595
SunPower Corp., Class B (b) (c)	251,400	5,446
		78,535
Software & Computer Services (1.0%):
Citrix Systems, Inc. (b) (c)	277,600	10,205
Staffing (1.3%):
Robert Half International, Inc. (c)	580,400	13,465
Telecommunications (0.9%):
Ciena Corp. (b) (c)	777,230	9,117
Telecommunications — Services & Equipment (1.7%):
Harris Corp.	325,000	13,559
MasTec, Inc. (b)	371,421	4,383
		17,942

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Special Value Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Toys (2.0%):
Hasbro, Inc. (c)	748,200	$20,403
Transportation Services (1.1%):
Expeditors International of Washington, Inc.	362,635	11,684
Utilities — Electric (4.2%):
Edison International	267,700	8,518
MDU Resources Group, Inc.	827,639	17,174
NRG Energy, Inc. (b)	245,000	5,633
Wisconsin Energy Corp.	291,350	12,723
		44,048
Utilities — Natural Gas (1.4%):
Southern Union Co.	725,000	14,188
Total Common Stocks (Cost $876,450)		1,038,830
Short-Term Securities Held as Collateral for Securities Lending (24.8%)
Pool of various securities for Victory Funds	$259,108	258,654
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $259,108)		258,654
Total Investments (Cost $1,146,511) — 125.6%		1,308,437
Liabilities in excess of other assets — (25.6)%		(266,649)
NET ASSETS — 100.0%		$1,041,788

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security.

(c)  A portion or all of the security was held on loan.

ADR — American Depositary Receipt

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Small Company Opportunity Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (4.2%)
General Electric Capital Corp., 0.09% (a), 11/2/09	$17,214	$17,214
Total Commercial Paper (Amortized Cost $17,214)		17,214
Common Stocks (95.5%)
Automotive (0.7%):
Rush Enterprises, Inc., Class A (b) (c)	251,000	2,741
Automotive Parts (0.9%):
ATC Technology Corp. (b)	169,000	3,532
Banks (4.8%):
First Niagara Financial Group, Inc.	363,000	4,661
IBERIABANK Corp. (c)	65,000	2,815
Independent Bank Corp.	198,000	4,212
PacWest Bancorp (c)	233,000	3,956
Prosperity Bancshares, Inc. (c)	106,000	3,794
		19,438
Brokerage Services (0.6%):
Investment Technology Group, Inc. (b) (c)	123,000	2,653
Building Materials (1.2%):
Sterling Constructioin Co., Inc. (b)	176,000	2,839
Texas Industries, Inc.	59,000	1,964
		4,803
Chemicals (3.8%):
A. Schulman, Inc. (c)	183,176	3,182
Innophos Holdings, Inc.	246,000	4,760
Olin Corp. (c)	306,000	4,673
Sensient Technologies Corp. (c)	115,000	2,908
		15,523
Commercial Services (7.0%):
Checkpoint Systems, Inc. (b) (c)	214,576	2,912
Comfort Systems USA, Inc. (c)	375,000	4,088
Consolidated Graphics, Inc. (b)	121,000	2,427
Diebold, Inc. (c)	134,000	4,052
Fair Isaac Corp. (c)	200,000	4,066
G & K Services, Inc., Class A (c)	157,000	3,478
Steiner Leisure Ltd. (b) (c)	118,000	4,361
Viad Corp. (c)	168,025	2,940
		28,324
Computers & Peripherals (5.2%):
CACI International, Inc., Class A (b) (c)	96,000	4,572
Electronics for Imaging, Inc. (b) (c)	393,000	4,582
Manhattan Associates, Inc. (b) (c)	194,000	4,452
MTS Systems Corp. (c)	174,000	4,611
NETGEAR, Inc. (b)	161,000	2,935
		21,152

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
E-Commerce & Services (0.6%):
Monster Worldwide, Inc. (b) (c)	178,000	$2,585
Electrical Components & Equipment (1.8%):
GrafTech International Ltd. (b) (c)	222,000	2,997
Thomas & Betts Corp. (b) (c)	124,000	4,242
		7,239
Electrical Equipment (0.8%):
Regal-Beloit Corp.	72,000	3,375
Electronics (3.7%):
Advanced Energy Industries, Inc. (b) (c)	343,000	4,188
Benchmark Electronics, Inc. (b)	240,000	4,032
Hubbell, Inc., Class B	23,590	1,003
Orbotech Ltd. (b)	285,500	2,655
PerkinElmer, Inc. (c)	176,000	3,276
		15,154
Engineering (0.9%):
EMCOR Group, Inc. (b)	155,000	3,661
Entertainment (0.9%):
Callaway Golf Co. (c)	516,000	3,529
Financial Services (0.6%):
Affiliated Managers Group, Inc. (b) (c)	41,000	2,603
Food Processing & Packaging (1.8%):
Corn Products International, Inc.	111,000	3,128
Spartan Stores, Inc.	284,000	4,021
		7,149
Health Care (0.8%):
Hill-Rom Holdings, Inc. (c)	157,000	3,076
Insurance (7.6%):
American Financial Group, Inc.	149,000	3,665
Arthur J. Gallagher & Co. (c)	132,000	2,945
Employers Holdings, Inc. (c)	50,000	741
Max Re Capital Ltd. (c)	190,000	3,924
Platinum Underwriters Holdings Ltd. (c)	114,000	4,078
Safety Insurance Group, Inc.	143,000	4,786
StanCorp Financial Group, Inc.	76,000	2,790
Stewart Information Services Corp. (c)	45,000	402
White Mountains Insurance Group Ltd.	11,000	3,412
Zenith National Insurance Corp. (c)	143,000	4,080
		30,823
Machine — Diversified (2.0%):
Graco, Inc. (c)	30,000	826
Kadant, Inc. (b)	298,000	3,841
Kennametal, Inc.	155,000	3,652
		8,319

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Machinery — Construction & Mining (1.4%):
Astec Industries, Inc. (b) (c)	125,000	$2,875
Layne Christensen Co. (b) (c)	102,000	2,642
		5,517
Manufacturing — Diversified (4.2%):
A.O. Smith Corp.	101,000	4,003
American Woodmark Corp. (c)	172,000	3,383
Elizabeth Arden, Inc. (b)	179,000	1,907
Lincoln Electric Holdings, Inc. (c)	96,000	4,554
Teleflex, Inc.	63,000	3,134
		16,981
Manufacturing — Miscellaneous (1.2%):
AptarGroup, Inc. (c)	87,500	3,089
Portec Rail Products, Inc.	221,000	1,925
		5,014
Medical Equipment & Supplies (2.5%):
CONMED Corp. (b) (c)	230,000	4,874
Cooper Companies, Inc. (The) (c)	94,000	2,633
STERIS Corp. (c)	96,000	2,809
		10,316
Metal Fabrication (1.3%):
Mueller Industries, Inc. (c)	216,000	5,111
Oil & Gas Exploration — Production & Services (4.1%):
Cimarex Energy Co. (c)	96,000	3,759
Mariner Energy, Inc. (b)	319,000	4,064
Penn Virginia Corp. (c)	226,000	4,577
St. Mary Land & Exploration Co. (c)	120,606	4,113
		16,513
Oil Marketing & Refining (1.2%):
Holly Corp. (c)	165,000	4,787
Oilfield Services & Equipment (4.1%):
Cal Dive International, Inc. (b)	373,000	2,865
Lufkin Industries, Inc. (c)	52,000	2,966
RPC, Inc. (c)	466,000	4,357
Superior Energy Services, Inc. (b) (c)	208,000	4,495
Tesco Corp. (b)	235,000	2,040
		16,723
Pharmaceuticals (2.2%):
Kendle International, Inc. (b)	214,431	3,620
Pharmaceutical Product Development, Inc.	249,000	5,366
		8,986
Real Estate Investment Trusts (3.2%):
Franklin Street Properties Corp. (c)	274,000	2,954
Healthcare Realty Trust, Inc. (c)	175,000	3,645

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
LaSalle Hotel Properties (c)	159,000	$2,728
Washington Real Estate Investment Trust (c)	138,000	3,685
		13,012
Restaurants (1.5%):
Bob Evans Farms, Inc.	92,000	2,417
Jack in the Box, Inc. (b) (c)	205,000	3,846
		6,263
Retail — Apparel/Shoe (1.5%):
Brown Shoe Co., Inc. (c)	310,000	3,214
Maidenform Brands, Inc. (b)	210,000	2,957
		6,171
Retail — Discount (0.9%):
BJ's Wholesale Club, Inc. (b)	111,000	3,888
Retail — Specialty Stores (1.9%):
Cato Corp., Class A (c)	248,000	4,888
PetMed Express, Inc. (c)	178,000	2,793
		7,681
Schools & Educational Services (0.8%):
Universal Technical Institute, Inc. (b) (c)	183,000	3,292
Semiconductors (4.2%):
ATMI, Inc. (b)	251,000	3,803
Fairchild Semiconductor International, Inc. (b)	403,071	3,015
MKS Instruments, Inc. (b) (c)	205,500	3,214
Sigma Designs, Inc. (b) (c)	335,000	4,023
Standard Microsystems Corp. (b)	164,000	3,159
		17,214
Software & Computer Services (1.1%):
SRA International, Inc., Class A (b) (c)	230,000	4,315
Staffing (3.5%):
Adminstaff, Inc. (c)	115,000	2,854
AMN Healthcare Services, Inc. (b)	435,000	3,619
Heidrick & Struggles International, Inc. (c)	131,000	3,584
Korn/Ferry International (b) (c)	264,000	4,214
		14,271
Telecommunications (1.0%):
Harris Stratex Networks, Inc., Class A (b)	631,000	3,975
Transportation Services (4.2%):
Alexander & Baldwin, Inc. (c)	104,000	2,998
Arkansas Best Corp. (c)	125,000	3,228
Celadon Group, Inc. (b) (c)	372,896	3,639
GATX Corp. (c)	156,000	4,240
Genesee & Wyoming, Inc., Class A (b) (c)	106,000	3,075
		17,180

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Utilities — Electric (1.7%):
ALLETE, Inc. (c)	141,000	$4,773
RRI Energy, Inc. (b)	419,000	2,208
		6,981
Utilities — Natural Gas (2.1%):
Energen Corp.	97,000	4,256
WGL Holdings, Inc. (c)	136,000	4,496
		8,752
Total Common Stocks (Cost $361,863)		388,620
Short-Term Securities Held as Collateral for Securities Lending (36.3%)
Pool of various securities for Victory Funds	$147,921	147,661
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $147,921)		147,661
Total Investments (Cost $526,998) — 136.0%		553,495
Liabilities in excess of other assets — (36.0)%		(146,614)
NET ASSETS — 100.0%		$406,881

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security.

(c)  A portion or all of the security was held on loan.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Large Cap Growth Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (1.9%)
General Electric Capital Corp., 0.09% (a), 11/2/09	$1,272	$1,272
Total Commercial Paper (Amortized Cost $1,272)		1,272
Common Stocks (93.2%)
Banks (1.2%):
JPMorgan Chase & Co.	20,000	835
Biotechnology (3.9%):
Gilead Sciences, Inc. (b)	62,000	2,638
Brokerage Services (2.8%):
Charles Schwab Corp.	110,000	1,907
Chemicals (3.3%):
Monsanto Co.	12,000	806
Potash Corp. of Saskatchewan, Inc.	15,000	1,392
		2,198
Computers & Peripherals (5.6%):
Apple Computer, Inc. (b)	20,000	3,770
E-Commerce & Services (4.1%):
Amazon.com, Inc. (b)	23,000	2,733
Financial Services (8.8%):
BlackRock, Inc.	2,500	541
Goldman Sachs Group, Inc.	14,500	2,468
Mastercard, Inc., Class A	13,000	2,847
		5,856
Internet Business Services (11.1%):
Athenahealth Inc. (b)	38,000	1,429
eBay, Inc. (b)	31,000	690
Google, Inc., Class A (b)	5,800	3,110
Juniper Networks, Inc. (b)	85,000	2,168
		7,397
Medical Supplies (2.6%):
Intuitive Surgical, Inc. (b)	7,100	1,749
Oil & Gas Exploration — Production & Services (1.2%):
Petroleo Brasileiro SA, ADR	17,000	786
Oilfield Services & Equipment (3.7%):
Schlumberger Ltd.	40,000	2,488
Pharmaceuticals (11.2%):
Allergan, Inc.	40,500	2,278
Celgene Corp. (b)	48,000	2,451
Teva Pharmaceutical Industries Ltd., Sponsored ADR	54,500	2,751
		7,480
Primary Metal & Mineral Production (2.4%):
Freeport-McMoRan Copper & Gold, Inc., Class B (b)	22,000	1,614

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Large Cap Growth Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Railroads (2.5%):
Union Pacific Corp.	30,000	$1,654
Retail (3.0%):
Target Corp.	42,000	2,034
Retail — Drug Stores (3.2%):
CVS Caremark Corp.	61,000	2,153
Retail — Specialty Stores (2.5%):
Lowe's Cos., Inc.	85,000	1,664
Software & Computer Services (14.6%):
Activision Blizzard, Inc. (b)	160,000	1,733
Cognizant Technology Solutions Corp., Class A (b)	95,000	3,672
F5 Networks, Inc. (b)	41,000	1,840
Microsoft Corp.	90,000	2,496
		9,741
Telecommunications — Services & Equipment (3.5%):
QUALCOMM, Inc.	56,000	2,319
Transportation Services (2.0%):
Expeditors International of Washington, Inc.	41,000	1,321
Total Common Stocks (Cost $48,927)		62,337
Total Investments (Cost $50,199) — 95.1%		63,609
Other assets in excess of liabilities — 4.9%		3,296
NET ASSETS — 100.0%		$66,905

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security.

ADR — American Depositary Receipt

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2009

(Amounts in Thousands, Except Per Share Amounts)

	Special Value Fund	Small Company Opportunity Fund	Large Cap Growth Fund
ASSETS:
Investments, at value (Cost $1,146,511, $526,998 and $50,199) (a)	$1,308,437	$553,495	$63,609
Cash	50	50	3
Interest and dividends receivable	506	290	16
Receivable for capital shares issued	1,753	988	39
Receivable for investments sold	14,437	5,833	3,898
Receivable from Adviser	—	—	2
Prepaid expenses	36	23	30
Total Assets	1,325,219	560,679	67,597
LIABILITIES:
Payable for investments purchased	19,997	4,631	604
Payable for capital shares redeemed	3,016	658	13
Payable for return of collateral received	259,108	147,921	—
Accrued expenses and other payables:
Investment advisory fees	644	313	44
Administration fees	91	35	6
Custodian fees	14	7	2
Transfer agent fees	146	69	2
Trustee fees	2	— (b)	— (b)
Shareholder servicing fees	161	45	13
12b-1 fees	101	50	2
Other accrued expenses	151	69	6
Total Liabilities	283,431	153,798	692
NET ASSETS:
Capital	1,456,890	466,990	57,769
Accumulated undistributed net investment loss	425	(12)	(1)
Accumulated net realized losses from investments	(577,453)	(86,594)	(4,273)
Net unrealized appreciation on investments	161,926	26,497	13,410
Net Assets	$1,041,788	$406,881	$66,905
Net Assets
Class A Shares	$711,887	$195,106	$63,497
Class C Shares	38,335	—	2,746
Class R Shares	147,811	114,220	662
Class I Shares	143,755	97,555	—
Total	$1,041,788	$406,881	$66,905
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	58,094	8,592	5,619
Class C Shares	3,277	—	254
Class R Shares	12,354	5,183	60
Class I Shares	11,719	4,291	—
Total	85,444	18,066	5,933
Net asset value, offering (except Class A Shares) and redemption price per share: (c)
Class A Shares	$12.25	$22.70	$11.30
Class C Shares (d)	$11.70	—	$10.81
Class R Shares	$11.96	$22.03	$11.13
Class I Shares	$12.27	$22.73	—
Maximum sales charge — Class A Shares	5.75%	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$13.00	$24.08	$11.99

(a)  Special Value Fund and Small Company Opportunity Funds include securities on loan of $238,729 and $137,557, respectively.

(b)  Rounds to less than $1.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2009

(Amounts in Thousands)

	Special Value Fund	Small Company Opportunity Fund	Large Cap Growth Fund
Investment Income:
Interest income	$84	$33	$6
Dividend income	16,191	5,887	299
Income from securities lending, net	64	101	—
Total Income	16,339	6,021	305
Expenses:
Investment advisory fees	6,406	2,943	342
Administration fees	907	339	48
Shareholder servicing fees — Class A Shares	1,594	423	108
12b-1 fees — Class C Shares	366	—	17
12b-1 fees — Class R Shares	588	429	3
Custodian fees	146	65	11
Transfer agent fees	170	63	8
Transfer agent fees — Class A Shares	674	466	4
Transfer agent fees — Class C Shares	127	—	2
Transfer agent fees — Class R Shares	287	83	1
Transfer agent fees — Class I Shares	10	7	—
Trustees' fees	87	31	4
Legal and audit fees	117	46	7
State registration and filing fees	73	45	39
Other expenses	316	153	18
Total Expenses	11,868	5,093	612
Expenses waived/reimbursed by Adviser	(33)	(6)	(19)
Net Expenses	11,835	5,087	593
Net Investment Income (Loss)	4,504	934	(288)
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized losses from investment transactions	(300,340)	(67,216)	(1,955)
Change in unrealized appreciation/depreciation on investments	419,405	118,432	14,354
Net realized/unrealized gains from investment transactions	119,065	51,216	12,399
Change in net assets resulting from operations	$123,569	$52,150	$12,111

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Special Value Fund		Small Company Opportunity Fund		Large Cap Growth Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
From Investment Activities:
Operations:
Net investment income (loss)	$4,504	$2,299	$934	$563	$(288)	$(72)
Net realized loss from investment transactions	(300,340)	(259,962)	(67,216)	(18,439)	(1,955)	(2,187)
Change in unrealized appreciation/depreciation on investments	419,405	(385,843)	118,432	(109,008)	14,354	(3,019)
Change in net assets resulting from operations	123,569	(643,506)	52,150	(126,884)	12,111	(5,278)
Distributions to Shareholders:
From net investment income:
Class A Shares	(2,982)	(1,548)	(415)	(115)	—	—
Class C Shares	—	(1)	—	—	—	—
Class R Shares	(206)	(84)	(213)	—	—	—
Class I Shares	(1,038)	(731)	(657)	(285)	—	—
From net realized gains:
Class A Shares	—	(42,067)	—	(8,318)	—	—
Class C Shares	—	(2,606)	—	—	—	—
Class R Shares	—	(6,275)	—	(6,098)	—	—
Class I Shares	—	(7,163)	—	(2,716)	—	—
Change in net assets resulting from distributions to shareholders	(4,226)	(60,475)	(1,285)	(17,532)	—	—
Change in net assets from capital transactions	(7,555)	514,134	17,697	163,815	44,797	8,524
Change in net assets	111,788	(189,847)	68,562	19,399	56,908	3,246
Net Assets:
Beginning of period	930,000	1,119,847	338,319	318,920	9,997	6,751
End of period	$1,041,788	$930,000	$406,881	$338,319	$66,905	$9,997
Accumulated undistributed net investment income (loss)	$425	$(65)	$(12)	$198	$(1)	$—

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Special Value Fund		Small Company Opportunity Fund		Large Cap Growth Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
Capital Transactions:
Class A Shares
Proceeds from shares issued	$276,610	$624,916	$103,137	$181,533	$55,559	$10,624
Dividends reinvested	2,397	36,458	287	5,821	—	—
Cost of shares redeemed	(307,209)	(298,323)	(102,823)	(98,544)	(11,937)	(3,257)
Total Class A Shares	$(28,202)	$363,051	$601	$88,810	$43,622	$7,367
Class C Shares
Proceeds from shares issued	$10,767	$34,737	—	—	$1,523	$1,448
Dividends reinvested	—	1,356	—	—	—	—
Cost of shares redeemed	(16,235)	(13,579)	—	—	(250)	(771)
Total Class C Shares	$(5,468)	$22,514	—	—	$1,273	$677
Class R Shares
Proceeds from shares issued	$67,033	$99,403	$40,172	$25,603	$233	$560
Dividends reinvested	163	5,191	185	5,437	—	—
Cost of shares redeemed	(37,868)	(46,388)	(21,295)	(26,580)	(331)	(80)
Total Class R Shares	$29,328	$58,206	$19,062	$4,460	$(98)	$480
Class I Shares
Proceeds from shares issued	$59,516	$102,530	$69,357	$90,068	—	—
Dividends reinvested	977	7,882	542	2,940	—	—
Cost of shares redeemed	(63,706)	(40,049)	(71,865)	(22,463)	—	—
Total Class I Shares	$(3,213)	$70,363	$(1,966)	$70,545	—	—
Change in net assets from capital transactions	$(7,555)	$514,134	$17,697	$163,815	$44,797	$8,524
Share Transactions:
Class A Shares
Issued	26,664	38,508	5,405	7,169	6,010	764
Reinvested	242	2,009	17	220	—	—
Redeemed	(30,665)	(18,714)	(5,273)	(4,124)	(1,207)	(238)
Total Class A Shares	(3,759)	21,803	149	3,265	4,803	526
Class C Shares
Issued	1,076	2,140	—	—	158	100
Reinvested	—	77	—	—	—	—
Redeemed	(1,625)	(897)	—	—	(27)	(57)
Total Class C Shares	(549)	1,320	—	—	131	43
Class R Shares
Issued	6,532	6,216	2,095	1,064	23	43
Reinvested	17	292	11	212	—	—
Redeemed	(3,685)	(2,984)	(1,159)	(1,101)	(34)	(6)
Total Class R Shares	2,864	3,524	947	175	(11)	37
Class I Shares
Issued	5,714	6,496	3,594	3,546	—	—
Reinvested	99	436	31	112	—	—
Redeemed	(5,553)	(2,560)	(3,896)	(928)	—	—
Total Class I Shares	260	4,372	(271)	2,730	—	—
Change in Shares	(1,184)	31,019	825	6,170	4,923	606

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class A Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$10.78	$20.21	$17.19		$16.24	$13.15
Investment Activities:
Net investment income (loss)	0.06	0.04	0.06		0.05	— (a)
Net realized and unrealized gains (losses) on investments	1.46	(8.42)	3.90		2.53	3.16
Total from Investment Activities	1.52	(8.38)	3.96		2.58	3.16
Distributions:
Net investment income	(0.05)	(0.03)	(0.10)		(0.05)	(0.01)
From net realized gains from investments	—	(1.02)	(0.84)		(1.58)	(0.06)
Total Distributions	(0.05)	(1.05)	(0.94)		(1.63)	(0.07)
Net Asset Value, End of Period	$12.25	$10.78	$20.21		$17.19	$16.24
Total Return (excludes sales charge)	14.21%	(43.55)%	24.11	%(b)	17.39%	24.13%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$711,887	$666,860	$809,314		$411,341	$186,744
Ratio of net expenses to average net assets	1.24%	1.17%	1.17%		1.25%	1.30%
Ratio of net investment income (loss) to average net assets	0.52%	0.25%	0.28%		0.31%	(0.06)%
Ratio of gross expenses to average net assets (c)	1.24%	1.17%	1.17%		1.25%	1.33%
Ratio of net investment income (loss) to average net assets (c)	0.52%	0.25%	0.28%		0.31%	(0.09)%
Portfolio turnover (d)	165%	188%	125%		204%	196%

(a)  Less than $0.01 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class C Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$10.34	$19.56	$16.77		$15.95	$13.01
Investment Activities:
Net investment loss	(0.05)	(0.10)	(0.07)		(0.06)	(0.06)
Net realized and unrealized gains (losses) on investments	1.41	(8.10)	3.74		2.46	3.06
Total from Investment Activities	1.36	(8.20)	3.67		2.40	3.00
Distributions:
Net investment income	—	— (a)	(0.04)		—	—
Net realized gains from investments	—	(1.02)	(0.84)		(1.58)	(0.06)
Total Distributions	—	(1.02)	(0.88)		(1.58)	(0.06)
Net Asset Value, End of Period	$11.70	$10.34	$19.56		$16.77	$15.95
Total Return (excludes contingent deferred sales charge)	13.15%	(44.05)%	22.90	%(b)	16.46%	23.12%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$38,335	$39,543	$49,026		$18,161	$2,331
Ratio of net expenses to average net assets	2.19%	2.13%	2.10%		2.18%	2.10%
Ratio of net investment loss to average net assets	(0.42)%	(0.72)%	(0.68)%		(0.66)%	(0.84)%
Ratio of gross expenses to average net assets (c)	2.28%	2.13%	2.10%		2.23%	3.16%
Ratio of net investment loss to average net assets (c)	(0.51)%	(0.72)%	(0.68)%		(0.71)%	(1.90)%
Portfolio turnover (d)	165%	188%	125%		204%	196%

(a)  Less than $0.01 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class R Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$10.54	$19.82	$16.91		$16.02	$13.00
Investment Activities:
Net investment income (loss)	0.01	(0.02)	0.01		— (a)	(0.02)
Net realized and unrealized gains (losses) on investments	1.43	(8.23)	3.81		2.49	3.11
Total from Investment Activities	1.44	(8.25)	3.82		2.49	3.09
Distributions:
Net investment income	(0.02)	(0.01)	(0.07)		(0.02)	(0.01)
Net realized gains from investments	—	(1.02)	(0.84)		(1.58)	(0.06)
Total Distributions	(0.02)	(1.03)	(0.91)		(1.60)	(0.07)
Net Asset Value, End of Period	$11.96	$10.54	$19.82		$16.91	$16.02
Total Return	13.70%	(43.73)%	23.66	%(b)	17.03%	23.83%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$147,811	$99,985	$118,250		$42,234	$10,760
Ratio of net expenses to average net assets	1.61%	1.56%	1.48%		1.58%	1.60%
Ratio of net investment income (loss) to average net assets	0.09%	(0.15)%	(0.04)%		(0.04)%	(0.35)%
Ratio of gross expenses to average net assets (c)	1.61%	1.56%	1.48%		1.58%	1.74%
Ratio of net investment income (loss) to average net assets (c)	0.09%	(0.15)%	(0.04)%		(0.04)%	(0.49)%
Portfolio turnover (d)	165%	188%	125%		204%	196%

(a)  Less than $0.01 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class I Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$10.79	$20.22	$18.93
Investment Activities:
Net investment income	0.09	0.09	0.01
Net realized and unrealized gains (losses) on investments	1.47	(8.41)	1.28
Total from Investment Activities	1.56	(8.32)	1.29
Distributions:
Net investment income	(0.08)	(0.09)	—
Net realized gains from investments	—	(1.02)	—
Total Distributions	(0.08)	(1.11)	—
Net Asset Value, End of Period	$12.27	$10.79	$20.22
Total Return (b)	14.64%	(43.35)%	6.81%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$143,755	$123,612	$143,257
Ratio of net expenses to average net assets (c)	0.87%	0.85%	0.85%
Ratio of net investment income to average net assets (c)	0.84%	0.57%	0.41%
Portfolio turnover (d)	165%	188%	125%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Small Company Opportunity Fund
	Class A Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$19.76	$29.09	$31.88		$29.44	$30.09
Investment Activities:
Net investment income	0.03	0.03	0.11		0.09	0.07
Net realized and unrealized gains (losses) on investments	2.96	(7.83)	2.06		5.14	3.74
Total from Investment Activities	2.99	(7.80)	2.17		5.23	3.81
Distributions:
Net investment income	(0.05)	(0.02)	(0.11)		(0.06)	(0.06)
From net realized gains from investments	—	(1.51)	(4.85)		(2.73)	(4.40)
Total Distributions	(0.05)	(1.53)	(4.96)		(2.79)	(4.46)
Net Asset Value, End of Period	$22.70	$19.76	$29.09		$31.88	$29.44
Total Return (excludes sales charge)	15.21%	(28.13)%	7.33	%(a)	19.56%	13.96%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$195,106	$166,798	$150,621		$83,487	$64,797
Ratio of net expenses to average net assets	1.57%	1.53%	1.20%		1.11%	1.13%
Ratio of net investment income to average net assets	0.16%	0.10%	0.29%		0.32%	0.25%
Ratio of gross expenses to average net assets (b)	1.57%	1.53%	1.20%		1.11%	1.18%
Ratio of net investment income to average net assets (b)	0.16%	0.10%	0.29%		0.32%	0.20%
Portfolio turnover (c)	93%	115%	75%		73%	62%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Small Company Opportunity Fund
	Class R Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008		Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$19.19	$28.31		$31.19		$28.90	$29.66
Investment Activities:
Net investment income (loss)	0.02	—	(a)	0.02		— (a)	(0.02)
Net realized and unrealized gains (losses) on investments	2.87	(7.61)		2.02		5.04	3.68
Total from Investment Activities	2.89	(7.61)		2.04		5.04	3.66
Distributions:
Net investment income	(0.05)	—	(a)	(0.07)		(0.02)	(0.02)
Net realized gains from investments	—	(1.51)		(4.85)		(2.73)	(4.40)
Total Distributions	(0.05)	(1.51)		(4.92)		(2.75)	(4.42)
Net Asset Value, End of Period	$22.03	$19.19		$28.31		$31.19	$28.90
Total Return	15.14%	(28.21)%		7.03	%(b)	19.21%	13.61%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$114,220	$81,279		$114,983		$95,667	$92,320
Ratio of net expenses to average net assets	1.65%	1.62%		1.45%		1.43%	1.45%
Ratio of net investment income (loss) to average net assets	0.07%	—	%(c)	0.06%		0.01%	(0.06)%
Ratio of gross expenses to average net assets (d)	1.65%	1.62%		1.45%		1.43%	1.53%
Ratio of net investment income (loss) to average net assets (d)	0.07%	—	%(c)	0.06%		0.01%	(0.14)%
Portfolio turnover (e)	93%	115%		75%		73%	62%

(a)  Less than $0.01 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  Rounds to less than 0.01%

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Small Company Opportunity Fund
	Class I Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$19.78	$29.10	$28.99
Investment Activities:
Net investment income	0.12	0.13	0.02
Net realized and unrealized gains (losses) on investments	2.96	(7.83)	0.11
Total from Investment Activities	3.08	(7.70)	0.13
Distributions:
Net investment income	(0.13)	(0.11)	(0.02)
Net realized gains from investments	—	(1.51)	—
Total Distributions	(0.13)	(1.62)	(0.02)
Net Asset Value, End of Period	$22.73	$19.78	$29.10
Total Return (b)	15.80%	(27.83)%	0.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$97,555	$90,242	$53,316
Ratio of net expenses to average net assets (c)	1.11%	1.04%	1.05%
Ratio of net investment income to average net assets (c)	0.66%	0.61%	0.45%
Portfolio turnover (d)	93%	115%	75%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Large Cap Growth Fund
	Class A Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$9.95	$16.80	$12.76		$11.81	$10.19
Investment Activities:
Net investment loss	(0.05)	(0.05)	(0.12)		(0.05)	(0.07)
Net realized and unrealized gains (losses) on investments	1.40	(6.80)	4.16		1.00	1.69
Total from Investment Activities	1.35	(6.85)	4.04		0.95	1.62
Net Asset Value, End of Period	$11.30	$9.95	$16.80		$12.76	$11.81
Total Return (excludes sales charge)	13.57%	(40.77)%	31.66	%(a)	8.04%	15.90%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$63,497	$8,119	$4,880		$3,149	$968
Ratio of net expenses to average net assets	1.26%	1.39%	1.40%		1.39%	1.32%
Ratio of net investment loss to average net assets	(0.59)%	(0.60)%	(0.88)%		(0.76)%	(0.77)%
Ratio of gross expenses to average net assets (b)	1.26%	1.50%	1.75%		4.16%	11.36%
Ratio of net investment loss to average net assets (b)	(0.59)%	(0.71)%	(1.23)%		(3.53)%	(10.81)%
Portfolio turnover (c)	92%	131%	54%		52%	58%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Large Cap Growth Fund
	Class C Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$9.59	$16.32	$12.48		$11.64	$10.11
Investment Activities:
Net investment loss	(0.10)	(0.19)	(0.20)		(0.16)	(0.08)
Net realized and unrealized gains (losses) on investments	1.32	(6.54)	4.04		1.00	1.61
Total from Investment Activities	1.22	(6.73)	3.84		0.84	1.53
Net Asset Value, End of Period	$10.81	$9.59	$16.32		$12.48	$11.64
Total Return (excludes contingent deferred sales charge)	12.72%	(41.24)%	30.77	%(a)	7.22%	15.13%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,746	$1,183	$1,305		$781	$548
Ratio of net expenses to average net assets	2.10%	2.10%	2.10%		2.10%	2.09%
Ratio of net investment loss to average net assets	(1.45)%	(1.35)%	(1.59)%		(1.51)%	(1.61)%
Ratio of gross expenses to average net assets (b)	2.66%	2.75%	3.64%		5.53%	13.55%
Ratio of net investment loss to average net assets (b)	(1.99)%	(2.00)%	(3.13)%		(4.94)%	(13.07)%
Portfolio turnover (c)	92%	131%	54%		52%	58%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Large Cap Growth Fund
	Class R Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$9.83	$16.65	$12.67		$11.76	$10.17
Investment Activities:
Net investment loss	(0.10)	(0.07)	(0.13)		(0.07)	(0.08)
Net realized and unrealized gains (losses) on investments	1.40	(6.75)	4.11		0.98	1.67
Total from Investment Activities	1.30	(6.82)	3.98		0.91	1.59
Net Asset Value, End of Period	$11.13	$9.83	$16.65		$12.67	$11.76
Total Return	13.22%	(40.96)%	31.41	%(a)	7.74%	15.63%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$662	$695	$566		$351	$75
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%		1.65%	1.58%
Ratio of net investment loss to average net assets	(0.94)%	(0.87)%	(1.13)%		(1.00)%	(1.05)%
Ratio of gross expenses to average net assets (b)	3.20%	3.28%	4.78%		5.39%	26.87%
Ratio of net investment loss to average net assets (b)	(2.49)%	(2.50)%	(4.26)%		(4.74)%	(26.34)%
Portfolio turnover (c)	92%	131%	54%		52%	58%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Balanced Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Collateralized Mortgage Obligations (1.6%)
Bear Stearns Commercial Mortgage Securities, Series 2001-T0P4, Class A3, 5.61%, 11/15/33 (a)	$155	$161
Chase Mortgage Finance Corp.
Series 2005-A1, Class M 5.31% (b), 12/25/35 (a)	310	27
Series 2007-A1, Class 1B2 4.37% (b), 2/25/37 (a)	95	14
Series 2007-A1, Class 1M 4.37% (b), 2/25/37 (a)	172	45
Series 2007-A1, Class 2B1 4.37% (b), 3/25/37	85	1
Series 2007-S1, Class AM 6.08%, 2/25/37 (a)	83	9
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class AM, 5.73% (b), 3/15/49 (a)	95	77
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.89% (b), 11/15/44 (a)	31	31
Federal Home Loan Mortgage Corp., Structured Pass Through Securities, Series T-42, Class A5, 7.50%, 2/25/42	146	162
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A5, 5.28% (b), 8/10/38 (a)	175	172
JPMorgan Mortgage Trust
Series 2005-A1, Class IB1 4.90% (b), 2/25/35 (a)	257	138
Series 2005-A2, Class B1 4.79% (b), 4/25/35 (a)	311	104
Series 2005-A3, Class 1B1 4.96%, 6/25/35 (a)	299	57
Series 2005-A4, Class B1 5.19% (b), 7/25/35 (a)	205	42
Series 2005-A6, Class 1B1 5.18% (b), 9/25/35 (a)	244	40
Series 2006-A1, Class B1 5.34% (b), 2/25/36 (a)	238	22
Series 2006-A2, Class IB1 5.67% (b), 4/25/36 (a)	356	37
Series 2006-S4, Class B1 6.39% (b), 1/25/37 (a)	120	8
Series 2007-A1, Class B1 4.62% (b), 7/25/35 (a)	138	16
Series 2007-A2, Class B2 5.82% (b), 4/25/37 (a)	148	9
Series 2007-A4, Class B1 5.72% (b), 6/25/37 (a)	219	16
Series 2007-A4, Class B2 5.72% (b), 6/25/37 (a)	99	3
Merrill Lynch Mortagage Trust, Series 2005-LC1, Class A4, 5.29% (b), 1/12/44 (a)	40	39
Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.65% (b), 6/13/42 (a)	210	195
Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class CB2, 4.10% (b), 8/25/34 (a)	87	9
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class B1, 3.81% (b), 4/25/34 (a)	116	26
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A2, 5.68% (b), 5/15/43 (a)	75	77
Total Collateralized Mortgage Obligations (Cost $4,402)		1,537
Commercial Paper (9.8%)
General Electric Capital Corp., 0.09% (c), 11/2/09	9,612	9,612
Total Commercial Paper (Cost $9,612)		9,612
Common Stocks (57.7%)
Aerospace/Defense (1.6%):
Lockheed Martin Corp.	12,100	832
Raytheon Co.	17,200	779
		1,611

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Airlines (0.6%):
Southwest Airlines Co.	75,600	$635
Banks (3.7%):
Bank of America Corp.	100,800	1,470
Northern Trust Corp.	22,736	1,142
PNC Financial Services Group, Inc. (d)	2,650	130
U.S. Bancorp	35,500	824
		3,566
Biotechnology (1.1%):
Amgen, Inc. (e)	19,300	1,037
Brokerage Services (1.5%):
Charles Schwab Corp. (d)	86,144	1,494
Chemicals (0.2%):
PPG Industries, Inc.	2,669	151
Commercial Services (0.2%):
Paychex, Inc.	7,600	216
Computers & Peripherals (2.7%):
Dell, Inc. (e)	48,100	697
EMC Corp. (e)	120,700	1,988
		2,685
Consumer Products (0.5%):
Colgate-Palmolive Co.	5,800	456
Cosmetics & Toiletries (0.5%):
Estee Lauder Cos., Class A	11,190	476
Electronics (0.6%):
General Electric Co.	39,253	560
Food Processing & Packaging (0.4%):
H.J. Heinz Co.	7,900	318
Kellogg Co.	1,100	57
		375
Health Care (1.4%):
Alcon, Inc.	9,282	1,325
Home Builders (0.3%):
Toll Brothers, Inc. (e)	18,916	328
Internet Business Services (0.1%):
Juniper Networks, Inc. (e)	3,400	87
Internet Service Provider (1.2%):
Yahoo!, Inc. (e)	71,447	1,136
Investment Companies (0.9%):
Invesco Ltd.	43,544	921
Manufacturing — Diversified (2.0%):
Illinois Tool Works, Inc.	7,300	335
Ingersoll-Rand PLC	15,000	474
Tyco International Ltd.	34,200	1,147
		1,956

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Media (0.6%):
News Corp., Class A	47,938	$552
Mining (1.9%):
Barrick Gold Corp.	30,989	1,113
Newmont Mining Corp.	16,400	713
		1,826
Oil & Gas Exploration — Production & Services (1.6%):
Anadarko Petroleum Corp.	20,165	1,228
Apache Corp.	3,600	339
		1,567
Oil Companies — Integrated (0.7%):
Hess Corp.	12,057	660
Oilfield Services & Equipment (5.6%):
Halliburton Co.	62,636	1,830
Schlumberger Ltd.	45,198	2,811
Weatherford International Ltd. (e)	48,700	854
		5,495
Paint, Varnishes & Enamels (0.5%):
The Sherwin-Williams Co.	7,800	445
Pharmaceuticals (5.7%):
Johnson & Johnson	22,700	1,341
Merck & Co., Inc. (d)	36,600	1,132
Pfizer, Inc.	107,300	1,827
Teva Pharmaceutical Industries Ltd., Sponsored ADR	25,100	1,267
		5,567
Retail (1.3%):
Target Corp.	25,900	1,254
Retail — Drug Stores (1.8%):
CVS Caremark Corp.	48,728	1,720
Retail — Specialty Stores (2.5%):
Bed Bath & Beyond, Inc. (e)	6,825	240
Lowe's Cos., Inc.	114,393	2,239
		2,479
Semiconductors (6.1%):
Altera Corp.	38,860	769
Applied Materials, Inc.	121,700	1,485
Intel Corp.	74,314	1,420
Lam Research Corp. (e)	27,200	917
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	141,595	1,351
		5,942
Software & Computer Services (3.4%):
Microsoft Corp.	78,600	2,180
Oracle Corp.	54,529	1,150
		3,330

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Steel (1.3%):
Nucor Corp.	32,900	$1,311
Telecommunications — Services & Equipment (1.2%):
Motorola, Inc.	142,400	1,220
Transportation Services (2.5%):
Expeditors International of Washington, Inc.	17,400	560
United Parcel Service, Inc., Class B	34,535	1,854
		2,414
Utilities — Electric (0.4%):
Exelon Corp.	8,472	398
Utilities — Telecommunications (1.1%):
AT&T, Inc.	33,500	860
Verizon Communications, Inc.	7,700	228
		1,088
Total Common Stocks (Cost $48,982)		56,283
Corporate Bonds (13.7%)
Aerospace/Defense (0.0%):
General Dynamics Corp., 4.50%, 8/15/10	$19	20
Airlines (0.3%):
Delta Air Lines, Inc., Series 02G2, 6.42%, 7/2/12	270	256
Automotive (0.1%):
DaimlerChrysler North America Holding Corp. 7.30%, 1/15/12	27	29
8.50%, 1/18/31	22	27
		56
Banks (0.6%):
Bank of America Corp., 6.25%, 4/15/12	60	65
Fifth Third Bancorp, 4.50%, 6/1/18	73	57
Inter-American Development Bank, 4.50%, 9/15/14	70	76
International Bank Recon & Development, 7.63%, 1/19/23	15	20
Wells Fargo & Co. 5.13%, 9/15/16	5	5
Series I, 3.75%, 10/1/14	360	360
		583
Beverages (0.0%):
Coca-Cola Enterprises, Inc., 8.50%, 2/1/12	27	31
Chemicals (0.0%):
Eastman Chemical, 7.60%, 2/1/27	11	12
Computers & Peripherals (0.1%):
International Business Machines Corp., 6.50%, 1/15/28	50	57

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Cosmetics & Toiletries (0.1%):
Kimberly-Clark Corp. 5.00%, 8/15/13	$25	$27
6.25%, 7/15/18	25	29
Procter & Gamble Co., 4.95%, 8/15/14	20	22
		78
Electric Integrated (2.3%):
Alliant Energy Corp., 4.00%, 10/15/14	115	115
CMS Energy Corp. 6.88%, 12/15/15 (d)	210	216
8.75%, 6/15/19 (d)	720	793
Constellation Energy Group, Inc. 4.55%, 6/15/15	175	173
7.60%, 4/1/32	400	428
Dominion Resources, Inc.
Series A, 5.60%, 11/15/16	50	53
Series C, 5.15%, 7/15/15	30	32
KCP&L Greater Missouri, 7.95%, 2/1/11	265	278
MidAmerican Energy Holdings, 6.50%, 9/15/37	45	50
Pacific Gas & Electric Co. 4.80%, 3/1/14	36	38
6.05%, 3/1/34 (d)	28	30
Progress Energy, Inc., 6.85%, 4/15/12	37	40
Southern California Edison Co., 5.63%, 2/1/36	28	29
		2,275
Electronics (0.3%):
L-3 Communications Corp., 5.20%, 10/15/19 (f)	285	288
Financial Services (1.2%):
Boeing Capital Corp., 5.80%, 1/15/13	18	20
Caterpillar Financial Service Corp., 4.60%, 1/15/14, MTN (d)	15	16
Citigroup, Inc., 5.00%, 9/15/14	5	5
Credit Suisse First Boston USA, Inc., 6.50%, 1/15/12	75	82
General Electric Capital Corp., Series A, 6.15%, 8/7/37, MTN	40	39
Goldman Sachs Group, Inc. 6.88%, 1/15/11	36	38
5.75%, 10/1/16	70	73
HSBC Finance Corp., 6.75%, 5/15/11	52	55
Iberdrola Finance Ireland Ltd., 5.00%, 9/11/19 (f)	230	232
JPMorgan Chase & Co., 3.70%, 1/20/15 (d)	330	332
Morgan Stanley, Series F, 5.63%, 9/23/19, MTN	190	191
Toyota Motor Credit Corp., 4.25%, 3/15/10	30	30
Unilever Capital Corp., 5.90%, 11/15/32 (d)	18	20
		1,133
Food Distributors, Supermarkets & Wholesalers (0.1%):
Kroger Co., 7.50%, 4/1/31	17	21
Macy's Retail Holdings, Inc., 6.38%, 3/15/37	80	65
		86

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Food Processing & Packaging (0.6%):
Mead Johnson Nutrition Co. 4.90%, 11/1/19 (f) (g) (h)	$335	$337
5.90%, 11/1/39 (f) (g) (h)	285	291
		628
Forest Products & Paper (1.0%):
Georgia-Pacific LLC, 7.75%, 11/15/29	420	393
International Paper Co., 7.50%, 8/15/21 (d)	540	591
		984
Health Care (0.1%):
UnitedHealth Group, Inc., 4.88%, 3/15/15	40	42
WellPoint, Inc. 6.80%, 8/1/12	20	22
5.95%, 12/15/34	25	24
		88
Insurance (0.1%):
Cigna Corp., 7.00%, 1/15/11	10	11
Marsh & Mclennan Cos., Inc., 5.75%, 9/15/15	36	38
MetLife, Inc., 5.38%, 12/15/12	30	32
		81
Manufacturing — Miscellaneous (1.4%):
Alcoa, Inc., 5.72%, 2/23/19 (d)	430	413
Textron, Inc., 7.25%, 10/1/19	925	942
		1,355
Media (0.2%):
DIRECTV Holdings/Financing, 7.63%, 5/15/16, Callable 5/15/12 @ 103.81 (f)	160	174
News America, Inc., 6.20%, 12/15/34 (d)	24	24
Time Warner, Inc., 6.88%, 5/1/12	15	16
		214
Metal Fabrication (0.1%):
Timken Co., 5.75%, 2/15/10	105	106
Minerals (0.8%):
Teck Cominco Ltd., 6.13%, 10/1/35	965	806
Office Furnishing (0.2%):
Steelcase, Inc., 6.50%, 8/15/11	150	151
Oil & Gas — Exploration & Production (0.7%):
Florida Gas Transmission Co., 7.90%, 5/15/19 (f)	430	510
Merey Sweeny LP, 8.85%, 12/18/19 (f)	203	225
		735
Oil Companies — Integrated (0.1%):
Cenovus Energy, Inc., 5.70%, 10/15/19 (d) (f)	95	99
ConocoPhillips Co., 8.75%, 5/25/10	36	37
		136

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Pharmaceuticals (0.1%):
Wyeth 6.95%, 3/15/11 (d)	$25	$27
6.50%, 2/1/34	40	46
		73
Pipelines (0.5%):
El Paso Corp., Series G, 7.75%, 1/15/32, MTN (d)	170	159
Enterprise Products Operating LP, 7.50%, 2/1/11	55	59
Williams Cos., Inc. (The), 8.75%, 1/15/20	200	229
		447
Publishing (0.4%):
R.R. Donnelley & Sons Co., 5.50%, 5/15/15	390	380
Radio & Television (0.4%):
CBS Corp., 6.63%, 5/15/11	275	288
Comcast Corp. 4.95%, 6/15/16 (d)	55	56
6.45%, 3/15/37 (d)	50	51
Cox Communications, Inc., 7.13%, 10/1/12	40	45
		440
Railroads (0.0%):
Burlington Northern Santa Fe, Inc. 7.13%, 12/15/10	20	21
5.75%, 3/15/18	25	27
		48
Retail — Discount (0.1%):
Target Corp., 5.88%, 3/1/12	33	36
Wal-Mart Stores, Inc., 4.13%, 2/15/11	31	32
		68
Semiconductors (0.3%):
National Semiconductor Corp., 6.60%, 6/15/17	245	248
Software & Computer Services (0.0%):
Oracle Corp., 5.75%, 4/15/18 (d)	40	44
Steel (0.8%):
ArcelorMittal 9.85%, 6/1/19	440	518
7.00%, 10/15/39	300	284
		802
Telecommunications — Cellular (0.1%):
New Cingular Wireless Services, 8.13%, 5/1/12	23	26
Vodafone Group PLC 5.63%, 2/27/17	20	22
6.15%, 2/27/37	20	21
		69

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Telecommunications — Equipment (0.2%):
Agilent Technologies, Inc., 6.50%, 11/1/17	$175	$181
Motorola, Inc., 7.63%, 11/15/10 (d)	17	18
		199
Utilities — Telecommunications (0.4%):
Sprint Capital Corp., 6.88%, 11/15/28	520	391
Total Corporate Bonds (Cost $12,938)		13,368
Municipal Bonds (0.1%)
Illinois (0.1%):
State Taxable Pension, GO, 5.10%, 6/1/33	70	64
Total Municipal Bonds (Cost $70)		64
U.S. Government Mortgage Backed Agencies (10.5%)
Federal Home Loan Mortgage Corp. 4.13%, 7/12/10	55	56
5.00%, 6/1/33	172	179
5.50%, 11/1/17-11/1/22 (a)	156	166
6.00%, 9/1/21	116	124
6.50%, 5/1/26-11/1/34 (a)	275	298
7.00%, 7/1/29-4/1/32 (a)	44	49
8.00%, 6/1/30 (a)	4	5
Federal National Mortgage Assoc. 4.00%, 11/1/29 (g)	365	360
4.50%, 11/1/19-1/1/35 (a) (g)	1,642	1,668
5.00%, 11/1/33-11/1/38 (a) (g)	2,168	2,254
5.50%, 2/1/22-11/1/38 (a) (g)	1,990	2,104
6.00%, 8/1/22-11/1/37 (a) (g)	2,077	2,212
6.50%, 3/1/29-11/1/37 (a)	269	290
7.00%, 12/1/27 (a)	4	4
7.50%, 11/1/29 (a)	22	25
8.00%, 11/1/19-3/1/30 (a)	72	82
8.50%, 11/1/17 (a)	4	5
10.00%, 11/1/13 (a)	8	10
10.50%, 11/1/13 (a)	11	13
11.00%, 11/1/13 (a)	11	13
Government National Mortgage Assoc. 4.50%, 11/1/29 (g)	135	137
7.50%, 2/15/35 (a)	170	193
Total U.S. Government Mortgage Backed Agencies (Cost $9,917)		10,247
U.S. Treasury Obligations (8.6%)
U.S. Treasury Bonds, 4.25%, 5/15/39 (d)	1,824	1,828
U.S. Treasury Notes 2.13%, 4/30/10 (d)	3,255	3,286
2.38%, 9/30/14 (d)	1,192	1,197
3.63%, 8/15/19 (d)	2,020	2,059
Total U.S. Treasury Obligations (Cost $8,373)		8,370

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Short-Term Securities Held as Collateral for Securities Lending (12.8%)
Pool of various securities for Victory Funds	$12,558	$12,536
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $12,558)		12,536
Total Investments (Cost $106,852) — 114.8%		112,017
Liabilities in excess of other assets — (14.8)%		(14,438)
NET ASSETS — 100.0%		$97,579

(a)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(b)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/09.

(c)  Rate represents the effective yield at purchase.

(d)  A portion or all of the security was held on loan.

(e)  Non-income producing security.

(f)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(g)  Security purchased on a "when-issued" basis.

(h)  Securities valued at fair value using methods approved by the Board of Trustees and representing 0.06% of net assets as of 10/31/09.

ADR — American Depositary Receipt

GO — General Obligation

LLC — Limited Liability Co.

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Investment Grade Convertible Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Commercial Paper (0.4%)
General Electric Capital Corp., 0.09% (a), 11/2/09	$125	$125
Total Commercial Paper (Cost $125)		125
Convertible Corporate Bonds (80.1%)
Audio & Video Products (1.2%):
Dominion Resources, Inc., Convertible Subordinated Notes, Series C, 2.13%, 12/15/23 (b)	330	363
Banks (3.9%):
National City Corp., Convertible Subordinated Notes, 4.00%, 2/1/11	405	410
U.S. Bancorp, Convertible Subordinated Notes, 0.00% (c), 12/11/35 (d)	770	763
		1,173
Beverages (1.1%):
Molson Coors Brewing Co., Convertible Subordinated Notes, 2.50%, 7/30/13	280	317
Building — Residential & Commercial (1.6%):
Fluor Corp., Convertible Subordinated Notes, 1.50%, 2/15/24 (d)	300	478
Casino Services (1.3%):
International Game Technology, 3.25%, 5/1/14 (f)	135	159
International Game Technology, Convertible Subordinated Notes, 2.60%, 12/15/36 (e) (f)	386	386
		545
Computers & Peripherals (4.9%):
EMC Corp., Convertible Subordinated Notes 1.75%, 12/1/13 (f)	330	396
1.75%, 12/1/13 (f)	780	936
		1,332
Consumer Products (3.0%):
Hasbro, Inc., Convertible Subordinated Notes, 2.75%, 12/1/21	270	353
Newell Rubbermaid, Inc., Convertible Subordinated Notes, 5.50%, 3/15/14	240	445
Rayonier TRS Holdings, Inc., Convertible Subordinated Notes, 3.75%, 10/15/12	95	99
		897
Entertainment (2.0%):
Carnival Corp., Convertible Subordinated Notes, 2.00%, 4/15/21 (d)	586	609
Financial Services (4.4%):
Affiliated Managers Group, Inc., Convertible Subordinated Notes, 3.95%, 8/15/38, Callable 8/15/13 @ 100	595	562
HCC Insurance Holdings, Inc., Convertible Subordinated Notes, 1.30%, 4/1/23, Callable Anytime @ 100	365	429
Janus Capital Group, Inc., Convertible Subordinated Notes, 3.25%, 7/15/14	125	149
Jefferies Group, Inc., Convertible Subordinated Notes, 3.88%, 11/1/29, Callable 11/1/17 @ 100	205	195
		1,335

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Investment Grade Convertible Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Health Care (9.2%):
Allergan, Inc., Convertible Subordinated Notes, 1.50%, 4/1/26, Callable 4/5/11 @ 100	$535	$598
Amgen, Inc., Convertible Subordinated Notes, 0.38%, 2/1/13	1,190	1,171
Medtronic, Inc., Convertible Subordinated Notes 1.63%, 4/15/13 (f)	840	817
1.63%, 4/15/13 (f)	200	194
		2,780
Machinery — Diversified (1.4%):
Ingersoll-Rand Co. Ltd., Convertible Subordinated Notes, 4.50%, 4/15/12	230	427
Manufacturing — Miscellaneous (6.8%):
3M Co., Convertible Subordinated Notes, 0.00% (c), 11/21/32 (d)	808	695
Alcoa, Inc., Convertible Subordinated Notes, 5.25%, 3/15/14	335	701
Danaher Corp., Convertible Subordinated Notes, 0.00%, 1/22/21 (e)	385	387
Navistar International Corp., Convertible Subordinated Notes, 3.00%, 10/15/14	75	70
Thermo Fisher Scientific, Inc., Convertible Subordinated Notes, 3.25%, 3/1/24 (d)	155	196
		2,049
Metals (1.1%):
Allegheny Technologies, Inc., Convertible Subordinated Notes, 4.25%, 6/1/14	310	343
Mining (2.8%):
Newmont Mining Corp., Convertible Subordinated Notes 3.00%, 2/15/12	35	42
1.63%, 7/15/17 (f)	680	801
		843
Oil & Gas Exploration — Production & Services (5.2%):
Nabors Industries, Inc., Convertible Subordinated Notes, 0.94%, 5/15/11	530	517
Transocean, Inc., Convertible Subordinated Notes Series B , 1.50%, 12/15/37 (d)	650	636
Series C , 1.50%, 12/15/37 (d)	425	408
		1,561
Oil Marketing & Refining (1.0%):
Sunoco, Inc., Convertible Subordinated Notes, 6.75%, 6/15/12 (d)	190	293
Oilfield Services & Equipment (4.2%):
Cameron International Corp., Convertible Subordinated Notes, 2.50%, 6/15/26, Callable 6/20/11@ 100	510	637
Schlumberger Ltd., Convertible Subordinated Notes 2.13%, 6/1/23 (b)	300	478
2.13%, 6/1/23 (b) (f)	90	143
		1,258
Pharmaceuticals (5.5%):
Alza Corp., Convertible Subordinated Notes, 1.78%, 7/28/20 (e)	612	525
Teva Pharmaceutical Finance LLC, Convertible Subordinated Notes, Series C
0.25%, 2/1/26	700	794
1.75%, 2/1/26	305	356
		1,675

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Investment Grade Convertible Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Pipelines (1.0%):
CenterPoint Energy, Inc., Convertible Subordinated Notes, 6.00%, 3/15/12 (d)	$313	$307
Railroads (0.7%):
CSX Corp., Convertible Subordinated Notes, 0.00%, 10/30/21 (e)	140	209
Real Estate Investment Trusts (9.4%):
Boston Properties LP, Convertible Subordinated Notes, 3.63%, 2/15/14 (f)	170	163
Health Care REIT, Inc., Convertible Subordinated Notes 4.75%, 12/1/26, Callable 12/1/11 @ 100	200	221
4.75%, 7/15/27, Callable 7/15/12 @ 100	285	318
Hospitality Properties Trust, Convertible Subordinated Notes, 3.80%, 3/15/27, Callable 3/20/12 @ 100	525	495
ProLogis Trust, Convertible Subordinated Notes, 2.25%, 4/1/37, Callable 4/5/12 @ 100 (d)	840	771
Vornado Realty Trust, Convertible Subordinated Notes, 3.63%, 11/15/26 (d)	880	866
		2,834
Retail — Specialty Stores (2.0%):
Best Buy Co., Inc., Convertible Subordinated Notes, 2.25%, 1/15/22 (e)	575	609
Semiconductors (4.0%):
Intel Corp., Convertible Subordinated Notes 2.95%, 12/15/35 (f)	1,124	1,028
3.25%, 8/1/39 (f)	165	178
		1,206
Software & Computer Services (1.1%):
Symantec Corp., Convertible Subordinated Notes, 1.00%, 6/15/13	295	329
Transportation Services (1.3%):
GATX Corp., Convertible Subordinated Notes, 5.00%, 8/15/23	340	399
Total Convertible Corporate Bonds (Cost $23,168)		24,171
Convertible Preferred Stocks (18.9%)
Consumer Products (2.4%):
Archer Daniels Midland Co., 6.25%	16,865	721
Energy (0.7%):
Chesapeake Energy Corp., 4.50%	2,626	200
Financial Services (6.6%):
Newell Financial Trust I, 5.25% (d)	15,500	543
Wells Fargo & Co., Series L, Class A, 7.50%	1,611	1,442
		1,985
Insurance (1.3%):
Aspen Insurance Holdings Ltd., Series AHL, 5.63%	2,150	111
Reinsurance Group America, Inc., 5.75%	4,785	297
		408
Pharmaceuticals (3.4%):
Schering-Plough Corp., 6.00%	4,250	1,025

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Investment Grade Convertible Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Real Estate Investment Trusts (1.3%):
Simon Property Group, Inc., 6.00%	6,820	$402
Savings & Loans (3.2%):
New York Community Capital Trust V, 6.00%	14,735	586
Sovereign Capital Trust IV, 4.38%	13,955	391
		977
Total Convertible Preferred Stocks (Cost $5,467)		5,718
Total Investments (Cost $28,760) — 99.4%		30,014
Other assets in excess of liabilities — 0.6%		185
NET ASSETS — 100.0%		$30,199

(a)  Rate represents the effective yield at purchase.

(b)  Continuously callable with 20 days notice.

(c)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/09.

(d)  Continuously callable with 30 days notice.

(e)  Continuously callable with 15 days notice.

(f)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

LLC — Limited Liability Co.

LP — Limited Partnership

REIT — Real Estate Investment Trust

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2009

(Amounts in Thousands, Except Per Share Amounts)

	Balanced Fund	Investment Grade Convertible Fund
ASSETS:
Investments, at value (Cost $106,852 and $28,760) (a)	$112,017	$30,014
Cash	51	50
Interest and dividends receivable	455	154
Receivable for capital shares issued	110	51
Receivable for investments sold	4,741	26
Receivable from Adviser	2	— (b)
Prepaid expenses	27	13
Total Assets	117,403	30,308
LIABILITIES:
Payable for investments purchased	7,146	74
Payable for capital shares redeemed	17	—
Payable for return of collateral received	12,558	—
Accrued expenses and other payables:
Investment advisory fees	51	20
Administration fees	10	3
Custodian fees	6	1
Transfer agent fees	4	1
Shareholder servicing fees	7	5
12b-1 fees	3	—
Other accrued expenses	22	5
Total Liabilities	19,824	109
NET ASSETS:
Capital	112,537	36,664
Accumulated undistributed net investment income	105	454
Accumulated net realized losses from investments	(20,228)	(8,173)
Net unrealized appreciation on investments	5,165	1,254
Net Assets	$97,579	$30,199
Net Assets
Class A Shares	$31,560	$19,310
Class C Shares	897	—
Class R Shares	4,102	—
Class I Shares	61,020	10,889
Total	$97,579	$30,199
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	2,878	1,930
Class C Shares	82	—
Class R Shares	374	—
Class I Shares	5,574	1,089
Total	8,908	3,019
Net asset value, offering (except Class A Shares) and redemption price per share: (c)
Class A Shares	$10.97	$10.00
Class C Shares (d)	$10.91	—
Class R Shares	$10.96	—
Class I Shares	$10.95	$10.00
Maximum sales charge — Class A Shares	5.75%	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$11.64	$10.20

(a)  Balanced Fund includes securities on loan $12,198.

(b)  Rounds to less than $1.

(c)  Per share amounts may not recalculate due to rounding of nets assets and/or shares outstanding.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2009

(Amounts in Thousands)

	Balanced Fund	Investment Grade Convertible Fund
Investment Income:
Interest income	$1,900	$933
Dividend income	1,194	161
Income from securities lending, net	10	—
Total Income	3,104	1,094
Expenses:
Investment advisory fees	529	208
Administration fees	112	34
Shareholder servicing fees — Class A Shares	70	46
12b-1 fees — Class C Shares	7	—
12b-1 fees — Class R Shares	17	—
Custodian fees	36	7
Transfer agent fees	16	5
Transfer agent fees — Class A Shares	5	3
Transfer agent fees — Class C Shares	1	—
Transfer agent fees — Class R Shares	2	—
Transfer agent fees — Class I Shares	4	1
Trustees' fees	9	3
Legal and audit fees	11	3
State registration and filing fees	38	20
Other expenses	20	9
Total Expenses	877	339
Expenses waived/reimbursed by Adviser	(41)	(5)
Net Expenses	836	334
Net Investment Income	2,268	760
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized losses from investment transactions	(15,276)	(3,321)
Net realized gains from swaps	130	—
Change in unrealized appreciation/depreciation on investments and swaps	21,579	9,180
Net realized/unrealized gains from investments and swaps	6,433	5,859
Change in net assets resulting from operations	$8,701	$6,619

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Balanced Fund		Investment Grade Convertible Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
From Investment Activities:
Operations:
Net investment income	$2,268	$2,738	$760	$976
Net realized loss from investment transactions and swaps	(15,146)	(4,441)	(3,321)	(4,397)
Change in unrealized appreciation/ depreciation on investments and swaps	21,579	(29,999)	9,180	(14,522)
Change in net assets resulting from operations	8,701	(31,702)	6,619	(17,943)
Distributions to Shareholders:
From net investment income:
Class A Shares	(730)	(843)	(500)	(2,120)
Class C Shares	(13)	(7)	—	—
Class R Shares	(75)	(64)	—	—
Class I Shares	(1,686)	(1,989)	(263)	(827)
From net realized gains:
Class A Shares	—	(4,499)	—	(3,874)
Class C Shares	—	(56)	—	—
Class R Shares	—	(387)	—	—
Class I Shares	—	(8,598)	—	(972)
Change in net assets resulting from distributions to shareholders	(2,504)	(16,443)	(763)	(7,793)
Change in net assets from capital transactions	164	1,760	(2,854)	(11,207)
Change in net assets	6,361	(46,385)	3,002	(36,943)
Net Assets:
Beginning of period	91,218	137,603	27,197	64,140
End of period	$97,579	$91,218	$30,199	$27,197
Accumulated undistributed net investment income	$105	$191	$454	$452

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Balanced Fund		Investment Grade Convertible Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
Capital Transactions:
Class A Shares
Proceeds from shares issued	$6,696	$3,290	$4,946	$3,537
Dividends reinvested	693	5,132	435	5,712
Cost of shares redeemed	(6,335)	(10,360)	(6,961)	(25,527)
Total Class A Shares	$1,054	$(1,938)	$(1,580)	$(16,278)
Class C Shares
Proceeds from shares issued	$512	$285	—	—
Dividends reinvested	10	42	—	—
Cost of shares redeemed	(141)	(255)	—	—
Total Class C Shares	$381	$72	—	—
Class R Shares
Proceeds from shares issued	$1,374	$1,084	—	—
Dividends reinvested	66	442	—	—
Cost of shares redeemed	(519)	(1,126)	—	—
Total Class R Shares	$921	$400	—	—
Class I Shares
Proceeds from shares issued	$4,318	$6,330	$3,565	$7,560
Dividends reinvested	1,685	10,587	263	1,799
Cost of shares redeemed	(8,195)	(13,691)	(5,102)	(4,288)
Total Class I Shares	$(2,192)	$3,226	$(1,274)	$5,071
Change in net assets from capital transactions	$164	$1,760	$(2,854)	$(11,207)
Share Transactions:
Class A Shares
Issued	680	255	580	289
Reinvested	71	381	49	451
Redeemed	(646)	(807)	(783)	(2,153)
Total Class A Shares	105	(171)	(154)	(1,413)
Class C Shares
Issued	53	23	—	—
Reinvested	1	3	—	—
Redeemed	(14)	(21)	—	—
Total Class C Shares	40	5	—	—
Class R Shares
Issued	139	86	—	—
Reinvested	7	33	—	—
Redeemed	(53)	(89)	—	—
Total Class R Shares	93	30	—	—
Class I Shares
Issued	433	497	403	629
Reinvested	172	788	29	146
Redeemed	(838)	(1,110)	(615)	(369)
Total Class I Shares	(233)	175	(183)	406
Change in Shares	5	39	(337)	(1,007)

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class A Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$10.26	$15.54	$13.89		$12.58	$12.08
Investment Activities:
Net investment income	0.24	0.27	0.28		0.21	0.20
Net realized and unrealized gains (losses) on investments and swaps	0.73	(3.74)	1.78		1.32	0.53
Total from Investment Activities	0.97	(3.47)	2.06		1.53	0.73
Distributions:
Net investment income	(0.26)	(0.28)	(0.26)		(0.22)	(0.23)
Net realized gains from investments	—	(1.53)	(0.15)		—	—
Total Distributions	(0.26)	(1.81)	(0.41)		(0.22)	(0.23)
Net Asset Value, End of Period	$10.97	$10.26	$15.54		$13.89	$12.58
Total Return (excludes sales charge)	9.83%	(24.92)%	15.11	%(a)	12.25%	6.08%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$31,560	$28,442	$45,744		$121,807	$128,543
Ratio of net expenses to average net assets	1.14%	1.15%	1.09%		1.18%	1.21%
Ratio of net investment income to average net assets	2.37%	2.07%	1.87%		1.55%	1.62%
Ratio of gross expenses to average net assets (b)	1.14%	1.15%	1.09%		1.18%	1.27%
Ratio of net investment income to average net assets (b)	2.37%	2.07%	1.87%		1.55%	1.56%
Portfolio turnover (c)	241%	201%	171%		153%	127%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class C Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$10.21	$15.49	$13.87		$12.56	$12.06
Investment Activities:
Net investment income	0.14	0.16	0.14		0.11	0.10
Net realized and unrealized gains (losses) on investments and swaps	0.74	(3.73)	1.77		1.31	0.53
Total from Investment Activities	0.88	(3.57)	1.91		1.42	0.63
Distributions:
Net investment income	(0.18)	(0.18)	(0.14)		(0.11)	(0.13)
Net realized gains from investments	—	(1.53)	(0.15)		—	—
Total Distributions	(0.18)	(1.71)	(0.29)		(0.11)	(0.13)
Net Asset Value, End of Period	$10.91	$10.21	$15.49		$13.87	$12.56
Total Return (excludes contingent deferred sales charge)	8.90%	(25.61)%	13.95	%(a)	11.35%	5.25%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$897	$430	$566		$416	$415
Ratio of net expenses to average net assets	2.00%	2.00%	2.00%		2.00%	2.00%
Ratio of net investment income to average net assets	1.43%	1.22%	0.95%		0.71%	0.85%
Ratio of gross expenses to average net assets (b)	3.04%	4.15%	3.88%		4.06%	4.12%
Ratio of net investment income to average net assets (b)	0.39%	(0.93)%	(0.93)%		(1.35)%	(1.27)%
Portfolio turnover (c)	241%	201%	171%		153%	127%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class R Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$10.25	$15.54	$13.90		$12.59	$12.09
Investment Activities:
Net investment income	0.19	0.21	0.19		0.14	0.16
Net realized and unrealized gains (losses) on investments and swaps	0.74	(3.74)	1.79		1.33	0.53
Total from Investment Activities	0.93	(3.53)	1.98		1.47	0.69
Distributions:
Net investment income	(0.22)	(0.23)	(0.19)		(0.16)	(0.19)
Net realized gains from investments	—	(1.53)	(0.15)		—	—
Total Distributions	(0.22)	(1.76)	(0.34)		(0.16)	(0.19)
Net Asset Value, End of Period	$10.96	$10.25	$15.54		$13.90	$12.59
Total Return	9.39%	(25.31)%	14.48	%(a)	11.78%	5.69%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,102	$2,882	$3,908		$3,800	$4,166
Ratio of net expenses to average net assets	1.57%	1.60%	1.60%		1.60%	1.57%
Ratio of net investment income to average net assets	1.91%	1.62%	1.35%		1.12%	1.27%
Ratio of gross expenses to average net assets (b)	1.62%	1.73%	1.74%		1.73%	1.77%
Ratio of net investment income to average net assets (b)	1.85%	1.49%	1.20%		0.99%	1.07%
Portfolio turnover (c)	241%	201%	171%		153%	127%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class I Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$10.24	$15.52	$14.80
Investment Activities:
Net investment income	0.27	0.32	0.05
Net realized and unrealized gains (losses) on investments	0.74	(3.74)	0.72
Total from Investment Activities	1.01	(3.42)	0.77
Distributions:
Net investment income	(0.30)	(0.33)	(0.05)
Net realized gains from investments	—	(1.53)	—
Total Distributions	(0.30)	(1.86)	(0.05)
Net Asset Value, End of Period	$10.95	$10.24	$15.52
Total Return (b)	10.23%	(24.70)%	5.22%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$61,020	$59,464	$87,385
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets	2.72%	2.42%	2.13%
Ratio of gross expenses to average net assets (c) (d)	0.86%	0.84%	0.83%
Ratio of net investment income to average net assets (c) (d)	2.66%	2.38%	2.10%
Portfolio turnover (e)	241%	201%	171%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Investment Grade Convertible Fund
	Class A Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$8.11	$14.70	$13.33		$12.39	$11.96
Investment Activities:
Net investment income	0.25	0.24 (a)	0.30		0.13	0.20
Net realized and unrealized gains (losses) on investments	1.88	(4.99)	1.47		0.98	0.41
Total from Investment Activities	2.13	(4.75)	1.77		1.11	0.61
Distributions:
Net investment income	(0.24)	(0.72)	(0.09)		(0.17)	(0.18)
Net realized gains from investments	—	(1.12)	(0.31)		—	—
Total Distributions	(0.24)	(1.84)	(0.40)		(0.17)	(0.18)
Net Asset Value, End of Period	$10.00	$8.11	$14.70		$13.33	$12.39
Total Return (excludes sales charge)	26.62%	(36.34)%	13.61	%(b)	9.04%	5.15%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$19,310	$16,895	$51,413		$62,237	$63,571
Ratio of net expenses to average net assets	1.31%	1.25%	1.24%		1.36%	1.37%
Ratio of net investment income to average net assets	2.74%	1.99%	1.69%		1.02%	1.60%
Ratio of gross expenses to average net assts (c)	1.31%	1.25%	1.24%		1.36%	1.40%
Ratio of net investment income to average net assets (c)	2.74%	1.99%	1.69%		1.02%	1.57%
Portfolio turnover (d)	42%	44%	44%		49%	44%

(a)  Calculated using average shares for the period.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Investment Grade Convertible Fund
	Class I Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$8.10	$14.69	$14.08
Investment Activities:
Net investment income	0.27	0.25 (b)	0.04
Net realized and unrealized gains (losses) on investments	1.89	(4.96)	0.59
Total from Investment Activities	2.16	(4.71)	0.63
Distributions:
Net investment income	(0.26)	(0.76)	(0.02)
Net realized gains from investments	—	(1.12)	—
Total Distributions	(0.26)	(1.88)	(0.02)
Net Asset Value, End of Period	$10.00	$8.10	$14.69
Total Return (c)	27.06%	(36.17)%	4.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$10,889	$10,302	$12,727
Ratio of net expenses to average net assets (d)	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets (d)	2.74%	2.09%	1.84%
Ratio of gross expenses to average net assets (d) (e)	1.06%	1.04%	1.08%
Ratio of net investment income to average net assets (d) (e)	2.68%	2.05%	1.76%
Portfolio turnover (f)	42%	44%	44%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Calculated using average shares for the period.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Core Bond Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Collateralized Mortgage Obligations (4.3%)
Bear Stearns Commercial Mortgage Securities, Series 2001-T0P4, Class A3, 5.61%, 11/15/33	$690	$718
Chase Mortgage Finance Corp.
Series 2005-A1, Class M 5.31% (a), 12/25/35	852	75
Series 2007-A1, Class 1B2 4.37%, 2/25/37 (a) (b)	301	45
Series 2007-A1, Class 1M 4.37%, 2/25/37 (a) (b)	674	174
Series 2007-A1, Class 2B1 4.37% (a), 3/25/37	326	4
Series 2007-A2, Class 1M 4.29%, 7/25/37 (a) (b)	95	24
Series 2007-S1, Class AM 6.08%, 2/25/37 (b)	343	39
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class AM, 5.73%, 3/15/49 (a) (b)	385	313
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.89%, 11/15/44 (a) (b)	168	166
Fannie Mae Whole Loan, Series 2002-W7, Class A5, 7.50%, 2/25/29	437	488
Federal Home Loan Mortgage Corp., Structured Pass Through Securities, Series T-42, Class A5, 7.50%, 2/25/42 (b)	274	305
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A5, 5.28%, 8/10/38 (a) (b)	630	618
GSR Mortgage Loan Trust, Series 2006-9F, Class M1, 6.42%, 10/25/36 (a) (b)	384	86
JPMorgan Mortgage Trust
Series 2005-A1, Class IB1 4.90% (a), 2/25/35	971	520
Series 2005-A2, Class B1 4.79%, 4/25/35 (a) (b)	1,230	412
Series 2005-A3, Class 1B1 4.96%, 6/25/35 (b)	750	142
Series 2005-A4, Class B1 5.19%, 7/25/35 (a) (b)	765	156
Series 2005-A5, Class IB1 5.09%, 8/25/35 (a) (b)	444	111
Series 2005-A6, Class 1B1 5.18%, 9/25/35 (a) (b)	1,035	170
Series 2006-A1, Class B1 5.34%, 2/25/36 (a) (b)	498	47
Series 2006-A2, Class IB1 5.67% (a), 4/25/36	1,396	144
Series 2006-S4, Class B1 6.39%, 1/25/37 (a) (b)	475	31
Series 2007-A1, Class B1 4.62%, 7/25/35 (a) (b)	575	68
Series 2007-A2, Class B2 5.82%, 4/25/37 (a) (b)	549	33
Series 2007-A4, Class B1 5.72%, 6/25/37 (a) (b)	805	58
Series 2007-A4, Class B2 5.72%, 6/25/37 (a) (b)	288	9
Series 2007-A4, Class B3 5.72% (a), 6/25/37	239	2
Merrill Lynch Mortagage Trust, Series 2005-LC1, Class A4, 5.29%, 1/12/44 (a) (b)	790	778
Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.65%, 6/13/42 (a) (b)	835	777
Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class CB2, 4.10%, 8/25/34 (a) (b)	325	33
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class B1, 3.81%, 4/25/34 (a) (b)	335	75
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A2, 5.68%, 5/15/43 (a) (b)	259	264
Total Collateralized Mortgage Obligations (Cost $17,629)		6,885
Commercial Paper (10.9%)
General Electric Capital Corp., 0.09% (c), 11/2/09	17,332	17,332
Total Commercial Paper (Cost $17,332)		17,332

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Corporate Bonds (38.5%)
Airlines (0.6%):
Delta Air Lines, Inc., Series 02G2, 6.42%, 7/2/12	$1,015	$964
Automotive (0.2%):
DaimlerChrysler North America Holding Corp. 7.30%, 1/15/12	138	150
8.50%, 1/18/31	80	98
		248
Banks (2.3%):
Bank of America Corp., 6.25%, 4/15/12	315	340
European Investment Bank 4.63%, 3/21/12	235	253
4.63%, 5/15/14	493	536
Fifth Third Bancorp, 4.50%, 6/1/18	260	204
Inter-American Development Bank, 4.50%, 9/15/14	264	286
Mellon Funding Corp., 6.38%, 2/15/10	270	274
Wells Fargo & Co. 5.13%, 9/15/16	205	208
Series I, 3.75%, 10/1/14	1,595	1,594
		3,695
Beverages (0.1%):
Coca-Cola Enterprises, Inc., 8.50%, 2/1/12	141	161
Computers & Peripherals (0.1%):
International Business Machines Corp., 6.50%, 1/15/28	135	153
Cosmetics & Toiletries (0.2%):
Kimberly-Clark Corp. 5.00%, 8/15/13	110	120
6.25%, 7/15/18	90	103
Procter & Gamble Co., 4.95%, 8/15/14	80	88
		311
Electric Integrated (6.4%):
Alliant Energy Corp., 4.00%, 10/15/14	505	505
CMS Energy Corp. 6.88%, 12/15/15	925	950
8.75%, 6/15/19	3,155	3,473
Constellation Energy Group, Inc. 4.55%, 6/15/15	985	973
7.60%, 4/1/32	1,765	1,887
Dominion Resources, Inc.
Series A, 5.60%, 11/15/16	185	196
Series C, 5.15%, 7/15/15	115	122
KCP&L Greater Missouri, 7.95%, 2/1/11	1,160	1,218
MidAmerican Energy Holdings, 6.50%, 9/15/37	150	167

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Pacific Gas & Electric Co. 4.80%, 3/1/14	$149	$159
6.05%, 3/1/34	130	142
Progress Energy, Inc., 6.85%, 4/15/12	149	162
Southern California Edison Co., 5.63%, 2/1/36	180	190
		10,144
Electronics (1.0%):
General Electric Co., 5.00%, 2/1/13	235	250
L-3 Communications Corp., 5.20%, 10/15/19 (d)	1,265	1,278
		1,528
Financial Services (3.3%):
Boeing Capital Corp. 6.10%, 3/1/11	90	96
5.80%, 1/15/13	69	76
Caterpillar Financial Service Corp., 4.60%, 1/15/14, MTN	50	52
Citigroup, Inc., 5.00%, 9/15/14	200	197
Credit Suisse First Boston USA, Inc., 6.50%, 1/15/12	370	405
General Electric Capital Corp., Series A, 6.15%, 8/7/37, MTN	210	206
Goldman Sachs Group, Inc. 6.88%, 1/15/11	157	167
5.75%, 10/1/16	305	320
HSBC Finance Corp., 6.75%, 5/15/11	233	248
Iberdrola Finance Ireland Ltd., 5.00%, 9/11/19 (d)	990	998
JPMorgan Chase & Co., 3.70%, 1/20/15	1,475	1,482
Morgan Stanley, Series F, 5.63%, 9/23/19, MTN	845	850
Toyota Motor Credit Corp. 4.25%, 3/15/10	116	117
4.35%, 12/15/10	1	1
Unilever Capital Corp., 5.90%, 11/15/32	100	110
		5,325
Food Distributors, Supermarkets & Wholesalers (0.2%):
Kroger Co., 7.50%, 4/1/31	85	103
Macy's Retail Holdings, Inc., 6.38%, 3/15/37	347	283
		386
Food Processing & Packaging (1.9%):
Mead Johnson Nutrition Co. 4.90%, 11/1/19 (d) (e) (g)	1,620	1,629
5.90%, 11/1/39 (d) (e) (g)	1,360	1,387
		3,016
Forest Products & Paper (2.7%):
Georgia-Pacific LLC, 7.75%, 11/15/29	1,845	1,725
International Paper Co., 7.50%, 8/15/21	2,380	2,606
		4,331

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Health Care (0.2%):
UnitedHealth Group, Inc., 4.88%, 3/15/15	$130	$135
WellPoint, Inc. 6.80%, 8/1/12	75	83
5.95%, 12/15/34	100	97
		315
Insurance (0.2%):
Cigna Corp., 7.00%, 1/15/11	45	47
Cincinnati Financial Corp., 6.13%, 11/1/34	140	117
Marsh & Mclennan Cos., Inc., 5.75%, 9/15/15	117	123
MetLife, Inc., 5.38%, 12/15/12	110	119
		406
Manufacturing — Miscellaneous (4.0%):
Alcoa, Inc., 5.72%, 2/23/19	2,390	2,295
Textron, Inc., 7.25%, 10/1/19	4,030	4,104
		6,399
Media (0.6%):
DIRECTV Holdings/Financing, 7.63%, 5/15/16, Callable 5/15/12 @ 103.81 (d)	715	776
News America, Inc., 6.20%, 12/15/34	90	88
Time Warner, Inc., 6.88%, 5/1/12	64	71
		935
Metal Fabrication (0.3%):
Timken Co., 5.75%, 2/15/10	430	434
Minerals (2.2%):
Teck Cominco Ltd., 6.13%, 10/1/35	4,290	3,582
Office Furnishing (0.4%):
Steelcase, Inc., 6.50%, 8/15/11	620	623
Oil & Gas — Exploration & Production (2.2%):
Florida Gas Transmission Co., 7.90%, 5/15/19 (d)	2,255	2,672
Merey Sweeny LP, 8.85%, 12/18/19 (d)	774	861
		3,533
Oil Companies — Integrated (0.4%):
Cenovus Energy, Inc., 5.70%, 10/15/19 (d)	410	426
ConocoPhillips Co., 8.75%, 5/25/10	150	157
		583
Pharmaceuticals (0.2%):
Wyeth 6.95%, 3/15/11	105	113
6.50%, 2/1/34	150	174
		287

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Pipelines (1.2%):
El Paso Corp., Series G, 7.75%, 1/15/32, MTN	$725	$679
Enterprise Products Operating LP, 7.50%, 2/1/11	220	234
Williams Cos., Inc. (The), 8.75%, 1/15/20	880	1,008
		1,921
Publishing (1.0%):
R.R. Donnelley & Sons Co., 5.50%, 5/15/15	1,725	1,683
Radio & Television (1.2%):
CBS Corp., 6.63%, 5/15/11	1,180	1,236
Comcast Corp. 4.95%, 6/15/16	215	220
6.45%, 3/15/37	165	169
Cox Communications, Inc., 7.13%, 10/1/12	273	307
		1,932
Railroads (0.4%):
Burlington Northern Santa Fe, Inc. 7.13%, 12/15/10	200	212
5.75%, 3/15/18	375	406
		618
Retail — Discount (0.2%):
Target Corp., 5.88%, 3/1/12	131	142
Wal-Mart Stores, Inc., 4.13%, 2/15/11	122	127
		269
Semiconductors (0.7%):
National Semiconductor Corp., 6.60%, 6/15/17	1,085	1,097
Software & Computer Services (0.1%):
Oracle Corp., 5.75%, 4/15/18	185	203
Steel (2.1%):
ArcelorMittal 9.85%, 6/1/19	1,920	2,263
7.00%, 10/15/39	1,200	1,135
		3,398
Telecommunications — Cellular (0.2%):
New Cingular Wireless Services, 8.13%, 5/1/12	76	87
Vodafone Group PLC 5.63%, 2/27/17	90	96
6.15%, 2/27/37	95	101
		284
Telecommunications — Equipment (0.6%):
Agilent Technologies, Inc., 6.50%, 11/1/17	785	815
Motorola, Inc., 7.63%, 11/15/10	79	82
		897

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Utilities — Telecommunications (1.1%):
Sprint Capital Corp., 6.88%, 11/15/28	$2,310	$1,733
Total Corporate Bonds (Cost $59,342)		61,394
Municipal Bonds (0.2%)
Illinois (0.2%):
State Taxable Pension, GO, 5.10%, 6/1/33	280	254
Total Municipal Bonds (Cost $278)		254
U.S. Government Agency Securities (0.2%)
Small Business Administration, 6.15%, 4/1/19	311	335
Total U.S. Government Agency Securities (Cost $311)		335
U.S. Government Mortgage Backed Agencies (29.7%)
Federal Home Loan Mortgage Corp. 8.00%, 6/1/17 (b)	153	165
5.50%, 11/1/17-11/1/22 (b)	679	722
6.00%, 9/1/21	421	451
7.50%, 4/1/28 (b)	13	15
6.50%, 8/1/29-11/1/34 (b)	1,436	1,558
7.00%, 1/1/30 (b)	9	9
5.00%, 6/1/34 (b)	707	735
Federal National Mortgage Assoc. 10.00%, 11/1/13 (b)	17	19
10.50%, 11/1/13 (b)	8	9
11.00%, 11/1/13 (b)	10	12
4.50%, 11/1/19-1/1/35 (b) (e)	5,396	5,484
8.00%, 11/1/19-2/1/33 (b)	236	270
5.50%, 2/1/22-11/1/38 (b) (e)	10,841	11,454
6.00%, 8/1/22-11/1/37 (b) (e)	9,383	10,007
7.00%, 10/1/26-12/1/29 (b)	42	47
6.50%, 9/1/28-11/1/37 (b)	1,319	1,423
7.50%, 12/1/28 (b)	7	8
4.00%, 11/1/29 (e)	1,810	1,786
8.50%, 4/1/31 (b)	15	17
5.00%, 11/1/33-11/1/38 (b) (e)	11,361	11,798
Government National Mortgage Assoc. 7.50%, 12/15/27-2/15/35 (b)	742	843
4.50%, 11/1/29 (e)	595	602
Total U.S. Government Mortgage Backed Agencies (Cost $45,808)		47,434

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
U.S. Treasury Obligations (25.8%)
U.S. Treasury Bonds, 4.25%, 5/15/39 (f)	$7,458	$7,475
U.S. Treasury Notes 2.13%, 4/30/10 (f)	9,980	10,075
4.25%, 1/15/11 (f)	3,321	3,472
1.50%, 7/15/12 (f)	1,980	1,993
2.38%, 9/30/14 (f)	5,518	5,540
3.63%, 8/15/19 (f)	12,414	12,653
Total U.S. Treasury Obligations (Cost $41,152)		41,208
Short-Term Securities Held as Collateral for Securities Lending (20.9%)
Pool of various securities for Victory Funds	33,496	33,437
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $33,496)		33,437
Total Investments (Cost $215,348) — 130.5%		208,279
Liabilities in excess of other assets — (30.5)%		(48,662)
NET ASSETS — 100.0%		$159,617

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/09.

(b)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(c)  Rate represents the effective yield at purchase.

(d)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(e)  Security purchased on a "when-issued" basis.

(f)  A portion or all of the security was held on loan.

(g)  Securities valued at fair value using methods approved by the Board of Trustees and representing 1.9% of the net assets at 10/31/09.

GO — General Obligation

LLC — Limited Liability Co.

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Fund for Income  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Government National Mortgage Association (77.1%)
Multi-family (8.2%):
Collateralized Mortgage Obligations (3.7%):
Government National Mortgage Assoc. Series 2003-108, Class BH 7.50%, 2/16/34	$3,491	$3,819
Series 2003-36, Class B 7.50%, 2/16/31	99	100
Series 2003-47, Class B 8.00%, 10/16/27	2,472	2,640
Series 2003-59, Class B 7.50%, 7/16/18	630	631
Series 2003-87, Class BH 7.50%, 8/16/32	5,716	6,296
		13,486
Pass-throughs (4.5%):
Government National Mortgage Assoc. 7.88%, 7/15/21-7/15/27	4,091	4,448
7.92%, 7/15/23	649	689
8.00%, 7/15/24-8/15/31	3,909	4,089
7.95%, 4/15/25	368	386
8.25%, 4/15/27-9/15/30	652	677
8.60%, 5/15/27	523	532
7.75%, 6/15/30-11/15/38	3,044	3,280
8.13%, 6/15/41	1,926	2,020
		16,121
		29,607
Single Family (68.9%):
Collateralized Mortgage Obligations (5.7%):
Government National Mortgage Assoc. Series 1995-4, Class CQ 8.00%, 6/20/25	8	9
Series 1997-2, Class E 7.50%, 2/20/27	38	41
Series 1999-1, Class Z 6.50%, 1/20/29	3,869	4,201
Series 1999-32, Class ZB 8.00%, 9/16/29	6,263	6,840
Series 1999-41, Class Z 8.00%, 11/16/29	610	666
Series 1999-9, Class C 7.00%, 3/16/29	2,712	3,011
Series 2000-1, Class PK 8.00%, 1/16/30	158	173
Series 2000-21, Class Z 9.00%, 3/16/30	968	1,107
Series 2000-37, Class B 8.00%, 12/20/30	97	106
Series 2001-25, Class PE 7.00%, 5/20/31	3,400	3,672
Series 2005-72, Class H 11.50%, 11/16/17	461	523
Series 2005-74, Class HB 7.50%, 9/16/35	98	110
Series 2005-74, Class HC 7.50%, 9/16/35	199	223
		20,682
Pass-throughs (63.2%):
Government National Mortgage Assoc. 7.50%, 8/15/10-2/15/35	62,258	70,162
10.00%, 5/15/12-2/15/26	32,521	36,643
8.50%, 3/15/15-2/15/32	12,139	13,670
11.00%, 11/15/15-12/15/18	160	175
7.00%, 4/15/16-4/15/35	12,162	13,337
11.50%, 4/15/16-9/15/20	911	972

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Fund for Income  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
9.00%, 7/20/16-6/20/30	$5,945	$6,755
9.50%, 10/15/16-11/15/30	4,874	5,559
8.75%, 3/20/17	22	25
8.00%, 4/15/17-12/15/35	61,322	70,297
10.50%, 4/15/18-12/15/20	143	160
8.85%, 5/15/18-12/15/18	702	791
8.15%, 3/15/19-12/15/19	74	83
8.25%, 4/20/20-1/15/30	156	176
7.95%, 7/20/20	363	403
7.75%, 8/20/20-1/20/21	369	414
8.38%, 10/15/20	1,198	1,348
7.65%, 10/20/21-7/20/22	346	389
7.29%, 12/20/21-11/20/22	429	480
7.60%, 2/20/22	147	165
7.89%, 10/20/22	953	1,066
6.50%, 12/15/23-12/20/32	4,593	4,959
		228,029
		248,711
Total Government National Mortgage Association (Cost $271,358)		278,318
U.S. Treasury Obligations (22.1%)
U.S. Treasury Bills, 0.15% (a), 4/1/10	13,230	13,223
U.S. Treasury Bonds, 11.25%, 2/15/15	46,140	66,344
Total U.S. Treasury Obligations (Cost $77,743)		79,567
Money Market Fund (0.1%)
Federated U.S. Treasury Cash Reserve Fund, 0.01% (b)	304,981	305
Total Money Market Fund (Cost $305)		305
Total Investments (Cost $349,406) — 99.3%		358,190
Other assets in excess of liabilities — 0.7%		2,602
NET ASSETS — 100.0%		$360,792

(a)  Rate represents the effective yield at purchase.

(b)  Rate disclosed is the daily yield on 10/31/09.

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2009

(Amounts in Thousands, Except Per Share Amounts)

	Core Bond Fund	Fund for Income
ASSETS:
Investments, at value (Cost $215,348 and $349,406) (a)	$208,279	$358,190
Cash	62	50
Interest receivable	1,860	2,775
Receivable for capital shares issued	127	481
Receivable for investments sold	16,295	—
Receivable from Adviser	21	—
Prepaid expenses	16	22
Total Assets	226,660	361,518
LIABILITIES:
Payable for investments purchased	33,411	—
Payable for capital shares redeemed	1	364
Payable for return of collateral received	33,496	—
Accrued expenses and other payables:
Investment advisory fees	68	150
Administration fees	14	32
Custodian fees	5	7
Transfer agent fees	5	19
Trustee fees	1	1
Shareholder servicing fees	20	53
12b-1 fees	—	29
Other accrued expenses	22	71
Total Liabilities	67,043	726
NET ASSETS:
Capital	177,576	407,553
Accumulated undistributed net investment income	387	679
Accumulated net realized losses from investments	(11,277)	(56,224)
Net unrealized appreciation (depreciation) on investments	(7,069)	8,784
Net Assets	$159,617	$360,792
Net Assets
Class A Shares	$96,661	$266,008
Class C Shares	—	14,850
Class R Shares	—	79,934
Class I Shares	62,956	—
Total	$159,617	$360,792
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	10,845	22,887
Class C Shares	—	1,281
Class R Shares	—	6,873
Class I Shares	7,068	—
Total	17,913	31,041
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$8.91	$11.62
Class C Shares (b)	—	$11.59
Class R Shares	—	$11.63
Class I Shares	$8.91	—
Maximum sales charge — Class A Shares	2.00%	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$9.09	$11.86

(a)  Core Bond includes securities on loan of $32,635.

(b)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2009

(Amounts in Thousands)

	Core Bond Fund	Fund for Income
Investment Income:
Interest income	$8,054	$16,400
Dividend income	—	3
Income from securities lending, net	38	—
Total Income	8,092	16,403
Expenses:
Investment advisory fees	667	1,647
Administration fees	154	365
Shareholder servicing fees — Class A Shares	185	590
12b-1 fees — Class C Shares	—	127
12b-1 fees — Class R Shares	—	202
Custodian fees	31	60
Transfer agent fees	24	60
Transfer agent fees — Class A Shares	8	44
Transfer agent fees — Class C Shares	—	6
Transfer agent fees — Class R Shares	—	24
Transfer agent fees — Class I Shares	4	—
Trustees' fees	13	31
Legal and audit fees	18	45
State registration and filing fees	24	33
Other expenses	23	73
Total Expenses	1,151	3,307
Expenses waived/reimbursed by Adviser	(231)	(1)
Net Expenses	920	3,306
Net Investment Income	7,172	13,097
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	274	3,940
Net realized gains from swaps	90	—
Change in unrealized appreciation/depreciation on investments and swaps	10,535	12,769
Net realized/unrealized gains from investments and swaps	10,899	16,709
Change in net assets resulting from operations	$18,071	$29,806

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Core Bond Fund		Fund for Income
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
From Investment Activities:
Operations:
Net investment income	$7,172	$7,588	$13,097	$11,318
Net realized gains (losses) from investment transactions and swaps	364	(569)	3,940	(27)
Change in unrealized appreciation/ depreciation on investments and swaps	10,535	(17,647)	12,769	(1,240)
Change in net assets resulting from operations	18,071	(10,628)	29,806	10,051
Distributions to Shareholders:
From net investment income:
Class A Shares	(4,150)	(4,495)	(14,090)	(11,591)
Class C Shares	—	—	(655)	(623)
Class R Shares	—	—	(4,746)	(5,359)
Class I Shares	(3,505)	(3,662)	—	—
Change in net assets resulting from distributions to shareholders	(7,655)	(8,157)	(19,491)	(17,573)
Change in net assets from capital transactions	20,389	(17,545)	54,276	21,128
Change in net assets	30,805	(36,330)	64,591	13,606
Net Assets:
Beginning of period	128,812	165,142	296,201	282,595
End of period	$159,617	$128,812	$360,792	$296,201
Accumulated undistributed net investment income	$387	$387	$679	$759

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Core Bond Fund		Fund for Income
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
Capital Transactions:
Class A Shares
Proceeds from shares issued	$35,931	$16,575	$134,440	$102,299
Dividends reinvested	4,047	4,401	13,446	11,100
Cost of shares redeemed	(19,972)	(37,831)	(92,902)	(76,523)
Total Class A Shares	$20,006	$(16,855)	$54,984	$36,876
Class C Shares
Proceeds from shares issued	—	—	$6,187	$2,472
Dividends reinvested	—	—	313	287
Cost of shares redeemed	—	—	(3,275)	(4,045)
Total Class C Shares	—	—	$3,225	$(1,286)
Class R Shares
Proceeds from shares issued	—	—	$11,169	$6,192
Dividends reinvested	—	—	3,434	3,883
Cost of shares redeemed	—	—	(18,536)	(24,537)
Total Class R Shares	—	—	$(3,933)	$(14,462)
Class I Shares
Proceeds from shares issued	$6,513	$12,248	—	—
Dividends reinvested	3,505	3,662	—	—
Cost of shares redeemed	(9,635)	(16,600)	—	—
Total Class I Shares	$383	$(690)	—	—
Change in net assets from capital transactions	$20,389	$(17,545)	$54,276	$21,128
Share Transactions:
Class A Shares
Issued	4,169	1,806	11,666	8,853
Reinvested	477	489	1,168	963
Redeemed	(2,350)	(4,153)	(8,062)	(6,648)
Total Class A Shares	2,296	(1,858)	4,772	3,168
Class C Shares
Issued	—	—	537	214
Reinvested	—	—	27	25
Redeemed	—	—	(285)	(350)
Total Class C Shares	—	—	279	(111)
Class R Shares
Issued	—	—	966	534
Reinvested	—	—	298	336
Redeemed	—	—	(1,605)	(2,120)
Total Class R Shares	—	—	(341)	(1,250)
Class I Shares
Issued	766	1,322	—	—
Reinvested	415	407	—	—
Redeemed	(1,148)	(1,841)	—	—
Total Class I Shares	33	(112)	—	—
Change in Shares	2,329	(1,970)	4,710	1,807

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Core Bond Fund
	Class A Shares
	Year Ended October 31, 2009		Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006		Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$8.27		$9.41	$9.44		$9.45		$9.89
Investment Activities:
Net investment income	0.45		0.45	0.45		0.42		0.33
Net realized and unrealized gains (losses) on investments and swaps	0.67		(1.11)	(0.03)		0.02		(0.37)
Total from Investment Activities	1.12		(0.66)	0.42		0.44		(0.04)
Distributions:
Net investment income	(0.48)		(0.48)	(0.45)		(0.45)		(0.40)
Total Distributions	(0.48)		(0.48)	(0.45)		(0.45)		(0.40)
Net Asset Value, End of Period	$8.91		$8.27	$9.41		$9.44		$9.45
Total Return (excludes sales charge)	14.02%		(7.34)%	4.62	%(a)	4.82%		(0.44)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$96,661		$70,689	$97,931		$156,993		$179,892
Ratio of net expenses to average net assets	0.80%		0.80%	0.80%		0.82%		0.83%
Ratio of net investment income to average net assets	5.21%		4.85%	4.85%		4.50%		3.40%
Ratio of gross expenses to average net assets (b)	0.98%		0.97%	0.96%		1.02%		1.09%
Ratio of net investment income to average net assets (b)	5.03%		4.68%	4.69%		4.30%		3.14%
Portfolio turnover (c)	523	%(d)	333%	318%		341	%(e)	187%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  The increase in the Fund's portfolio turnover can be attributed in part to the Adviser's response to the high volatility in the bond market during 2009.

(e)  The increase in the Fund's portfolio turnover can be attributed in part to the repositioning of its holdings to closer resemble its benchmark.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Core Bond Fund
	Class I Shares
	Year Ended October 31, 2009		Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$8.26		$9.40	$9.33
Investment Activities:
Net investment income	0.47		0.47	0.08
Net realized and unrealized gains (losses) on investments and swaps	0.68		(1.11)	0.06
Total from Investment Activities	1.15		(0.64)	0.14
Distributions:
Net investment income	(0.50)		(0.50)	(0.07)
Total Distributions	(0.50)		(0.50)	(0.07)
Net Asset Value, End of Period	$8.91		$8.26	$9.40
Total Return (b)	14.44%		(7.11)%	1.48%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$62,956		$58,123	$67,211
Ratio of net expenses to average net assets (c)	0.55%		0.55%	0.55%
Ratio of net investment income to average net assets (c)	5.57%		5.10%	4.93%
Ratio of gross expenses to average net assets (c) (d)	0.72%		0.72%	0.71%
Ratio of net investment income to average net assets (c) (d)	5.40%		4.93%	4.77%
Portfolio turnover (e)	523	%(f)	333%	318%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  The increase in the Fund's portfolio turnover can be attributed in part to the Adviser's response to the high volatility in the bond market during 2009.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class A Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$11.25	$11.52	$11.64		$11.91	$12.56
Investment Activities:
Net investment income	0.48	0.47	0.61		0.53	0.42
Net realized and unrealized gains (losses) on investments	0.58	(0.04)	—	(a)	(0.09)	(0.38)
Total from Investment Activities	1.06	0.43	0.61		0.44	0.04
Distributions:
Net investment income	(0.69)	(0.70)	(0.73)		(0.71)	(0.69)
Total Distributions	(0.69)	(0.70)	(0.73)		(0.71)	(0.69)
Net Asset Value, End of Period	$11.62	$11.25	$11.52		$11.64	$11.91
Total Return (excludes sales charge)	9.61%	3.73%	5.43	%(b)	3.81%	0.35%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$266,008	$203,767	$172,233		$162,863	$169,399
Ratio of net expenses to average net assets	0.96%	0.95%	0.98%		1.01%	1.01%
Ratio of net investment income to average net assets	4.02%	3.88%	5.24%		4.56%	3.48%
Ratio of gross expenses to average net assets (c)	0.96%	0.95%	0.98%		1.01%	1.07%
Ratio of net investment income to average net assets (c)	4.02%	3.88%	5.24%		4.56%	3.42%
Portfolio turnover (d)	55%	38%	75%		30%	20%

(a)  Rounds to less than $0.01 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class C Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$11.22	$11.49	$11.61		$11.88	$12.53
Investment Activities:
Net investment income	0.38	0.35	0.50		0.44	0.35
Net realized and unrealized gains (losses) on investments	0.58	(0.03)	0.02		(0.09)	(0.39)
Total from Investment Activities	0.96	0.32	0.52		0.35	(0.04)
Distributions:
Net investment income	(0.59)	(0.59)	(0.64)		(0.62)	(0.61)
Total Distributions	(0.59)	(0.59)	(0.64)		(0.62)	(0.61)
Net Asset Value, End of Period	$11.59	$11.22	$11.49		$11.61	$11.88
Total Return (excludes contingent deferred sales charge)	8.73%	2.82%	4.57	%(a)	3.03%	(0.33)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$14,850	$11,243	$12,790		$17,038	$20,543
Ratio of net expenses to average net assets	1.81%	1.82%	1.81%		1.77%	1.70%
Ratio of net investment income to average net assets	3.17%	3.04%	4.40%		3.81%	2.81%
Ratio of gross expenses to average net assets (b)	1.81%	1.85%	1.81%		1.87%	2.01%
Ratio of net investment income to average net assets (b)	3.17%	3.01%	4.40%		3.71%	2.50%
Portfolio turnover (c)	55%	38%	75%		30%	20%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class R Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$11.25	$11.53	$11.64		$11.91	$12.56
Investment Activities:
Net investment income	0.46	0.43	0.60		0.52	0.40
Net realized and unrealized gains (losses) on investments	0.60	(0.02)	0.02		(0.09)	(0.37)
Total from Investment Activities	1.06	0.41	0.62		0.43	0.03
Distributions:
Net investment income	(0.68)	(0.69)	(0.73)		(0.70)	(0.68)
Total Distributions	(0.68)	(0.69)	(0.73)		(0.70)	(0.68)
Net Asset Value, End of Period	$11.63	$11.25	$11.53		$11.64	$11.91
Total Return	9.65%	3.57%	5.54	%(a)	3.75%	0.26%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$79,934	$81,191	$97,572		$120,704	$151,123
Ratio of net expenses to average net assets	1.00%	1.00%	0.96%		1.07%	1.10%
Ratio of net investment income to average net assets	3.97%	3.85%	5.26%		4.51%	3.41%
Ratio of gross expenses to average net assets (b)	1.00%	1.00%	0.96%		1.07%	1.13%
Ratio of net investment income to average net assets (b)	3.97%	3.85%	5.26%		4.51%	3.38%
Portfolio turnover (c)	55%	38%	75%		30%	20%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
National Municipal Bond Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (93.4%)
Alabama (6.9%):
Alabama State University Revenue, 4.00%, 9/1/19, Insured by Assured Guaranty	$830	$842
Birmingham Waterworks Board Water Revenue, Series A
4.38%, 1/1/25, Callable 1/1/19 @ 100, Insured by Assured Guaranty	500	493
4.63%, 1/1/27, Callable 1/1/19 @ 100, Insured by Assured Guaranty	400	401
Jacksonville State University Revenue
3.00%, 12/1/14, Insured by Assured Guaranty	750	760
4.00%, 12/1/15, Insured by Assured Guaranty	450	472
5.13%, 12/1/38, Callable 12/1/18 @ 100, Insured by Assured Guaranty	1,000	1,018
Mobile Public Educational Building Authority Revenue, Series A, 4.75%, 3/1/29, Callable 3/1/18 @ 100, Insured by Assured Guaranty	2,625	2,633
Shelby County Board of Education, GO, 4.00%, 2/1/17, Insured by Assured Guaranty	1,005	1,061
		7,680
Alaska (2.3%):
Alaska Industrial Development & Export Authority Revenue, Greater Fairbanks, Series A
4.50%, 4/1/15, FSA (a)	2,000	2,037
5.13%, 4/1/19, FSA	500	514
		2,551
Arizona (3.1%):
Coconino & Yavapai Counties Joint Unified School District Number 9, School Improvement Project of 2007, GO, Series C, 6.63%, 7/1/11, Insured by Assured Guaranty	1,400	1,519
Game & Fish Department & Commission Beneficial Interest Certificates, Administration Building Project
4.00%, 7/1/11	270	280
4.00%, 7/1/12	540	561
4.50%, 7/1/15	200	208
Maricopa County Unified School District Number 89, Dysart School Improvements, Series B, GO, 5.00%, 7/1/23, Callable 7/1/14 @ 100, FSA	500	571
Pima County Unified School District Number 20, Vail School Improvements, Series C, GO, 4.50%, 7/1/15, FSA	220	237
		3,376
California (10.9%):
Cabrillo Community College District, GO, 5.25%, 8/1/17, Callable 8/1/14 @ 100, MBIA	4,575	5,172
California Community College Financing Authority Lease Revenue, Shasta-Tehama Trinity, Series A, 5.38%, 5/1/34, Callable 5/1/19 @ 100, Insured by Assured Guaranty	425	429
Glendora Unified School District, Series B, GO, 5.13%, 8/1/31, Callable 8/1/19 @ 100, Insured by Assured Guaranty	500	512
Gold Oak Unified School District, Series A, GO
5.38%, 8/1/28, Callable 8/1/19 @ 100, Insured by Assured Guaranty	255	270
5.40%, 8/1/29, Callable 8/1/19 @ 100, Insured by Assured Guaranty	285	301
5.60%, 8/1/33, Callable 8/1/19 @ 100, Insured by Assured Guaranty	590	619

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Hartnell Community College District, Series B, GO, 5.00%, 6/1/31, Callable 6/1/16 @ 100, FSA	$860	$863
Hawthorne School District, GO, 5.00%, 8/1/34, Callable 8/1/19 @ 100, Insured by Assured Guaranty	750	724
Live Oak School District Certificates, 5.88%, 8/1/39, Callable 8/1/19 @ 100, Insured by Assured Guaranty	150	154
San Diego Unified School District, Series D, GO, 4.75%, 7/1/27, Callable 7/1/15 @ 101, FSA	800	813
University of California Revenues, Series F, 4.75%, 5/15/22, Callable 5/15/13 @ 101, FSA	1,250	1,289
Yuba Levee Financing Authority Revenue, Levee Financing Project, Series A, 5.00%, 9/1/38, Callable 9/1/17 @ 100, Insured by Assured Guaranty	975	953
		12,099
Colorado (1.8%):
Colorado Health Facilities Authority Revenue, Hospital NCMC, Inc. Project, Series B, 5.50%, 5/15/30, Callable 5/15/19 @ 100, FSA	500	518
Colorado Health Facilities Authority, Catholic Health Revenue, Series A, 5.00%, 7/1/39, Callable 7/1/19 @ 100 (b)	1,000	945
State Springs Hospital Revenue, 4.00%, 12/15/15, FSA	500	509
		1,972
Florida (5.0%):
Miami Parking System Revenue, 5.00%, 10/1/39, Callable 10/1/19 @ 100, Insured by Assured Guaranty (b)	1,250	1,216
Panama City Beach Utility Revenue
5.00%, 6/1/30, Callable 6/1/19 @ 100, Insured by Assured Guaranty	1,360	1,385
5.00%, 6/1/39, Callable 6/1/19 @ 100, Insured by Assured Guaranty	2,000	1,989
Port St. Lucie Utility Revenue, 4.50%, 9/1/25, Callable 9/1/18 @ 100, Insured by Assured Guaranty	975	968
		5,558
Georgia (2.8%):
Dahlonega Downtown Development Authority Revenue, PHD LLC Project, 5.25%, 7/1/40, Callable 7/1/19 @ 100, Insured by Assured Guaranty	980	981
Spalding County, GO
3.50%, 3/1/13, Insured by Assured Guaranty	1,000	1,059
4.00%, 3/1/15, Insured by Assured Guaranty	1,000	1,071
		3,111
Illinois (3.8%):
Chicago Waterworks Revenue, 5.00%, 11/1/22, Callable 11/1/18 @ 100, FSA	1,000	1,071
State Finance Authority Revenue, Alexian, Series A, 5.25%, 1/1/22, Callable 4/14/18 @ 100, FSA	2,000	2,068
State Transit Authority Capital Grant Receipts Revenue, Federal Transit Administration Section 5307-A, 5.25%, 6/1/26, Callable 6/1/18 @ 100, Insured by Assured Guaranty	1,000	1,051
		4,190
Indiana (3.5%):
Carlisle-Sullivan School Building Corp. Revenue, First Mortgage
4.50%, 1/15/17, FSA	250	271
4.50%, 7/15/17, FSA	250	272

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Fort Wayne Economic Development Income Tax Revenue, 5.00%, 12/1/28, Callable 6/1/19 @ 100, Insured by Assured Guaranty	$500	$513
Indianapolis Local Public Improvement Bond Bank Revenue, Water Works Project, Series A, 5.50%, 1/1/38, Callable 1/1/19 @ 100, Insured by Assured Guaranty	1,500	1,605
State Health & Educational Facilities Finance Authority Revenue, St. Francis, Series E, 5.25%, 5/15/41, Callable 5/1/18 @ 100, FSA	1,250	1,248
		3,909
Maine (1.4%):
Westbrook, GO
5.75%, 10/1/19, Callable 10/1/10 @ 101, AMBAC (a)	715	747
5.75%, 10/1/20, Callable 10/1/10 @ 101, AMBAC (a)	730	763
		1,510
Maryland (4.5%):
State Health & Higher Educational Facilities Authority Revenue, University of Maryland Medical System, Series A, 0.20% (c), 7/1/34, LOC Wachovia Bank N.A.	5,000	5,000
Massachusetts (1.4%):
Springfield Water & Sewer Commission Revenue, Series A, 5.00%, 10/15/10, Insured by Assured Guaranty	475	495
State Health & Educational Facilities Authority Revenue, Lesley University, Series A, 5.25%, 7/1/39, Callable 7/1/19 @ 100, Insured by Assured Guaranty	1,000	1,024
		1,519
Michigan (3.8%):
Big Rapids Public School District, GO, 4.00%, 5/1/17, Q-SBLF	155	161
Ferris State University Revenue
4.75%, 10/1/24, Callable 10/1/18 @ 100, Insured by Assured Guaranty	830	856
5.25%, 10/1/38, Callable 10/1/18 @ 100, Insured by Assured Guaranty	2,000	2,051
Northview Public Schools District, GO
3.50%, 5/1/10, Q-SBLF	400	406
4.00%, 5/1/15, Q-SBLF	250	264
State Building Authority Revenue, Facilities Project, Series 2, 5.00%, 10/15/29, Callable 10/15/13 @ 100, AGC-ICC MBIA	325	331
West Bloomfield School District, GO, 3.63%, 5/1/17, Insured by Assured Guaranty	175	180
		4,249
Minnesota (0.3%):
Minnesotta Revenue, 4.00%, 6/1/16, Insured by Assured Guaranty	325	347
Missouri (1.6%):
St. Louis Municipal Finance Corp. Lease Revenue, Series A, 5.00%, 2/15/18, Callable 2/15/12 @ 100, FGIC	250	273
State Health & Educational Facilities Authority Revenue, The Washington University, Series A
5.38%, 3/15/39, Callable 3/15/18 @ 100	500	544
4.50%, 11/15/39, Callable 11/15/19 @ 100 (b)	1,000	988
		1,805

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New Jersey (4.2%):
New Jersey Economic Development Authority Revenue, Series Z, 5.50%, 12/15/34, Callable 12/15/18 @ 100, Insured by Assured Guaranty	$500	$539
New Jersey Transportation Trust Fund Authority Revenue, Series A, 5.50%, 12/15/38, Callable 12/15/18 @ 100, Insured by Assured Guaranty	1,300	1,407
State Educational Facilities Authority Revenue, Kean University, Series A, 5.50%, 9/1/36, Callable 9/1/19 @ 100, AGC-ICC	950	1,026
State Educational Facilities Authority Revenue, William Paterson University, Series C, 5.00%, 7/1/38, Callable 7/1/18 @ 100, Insured by Assured Guaranty	1,000	1,023
State Health Care Facilities Financing Authority Revenue, Atlanticare Regional Medical Center
4.00%, 7/1/10	290	294
4.00%, 7/1/11	400	409
		4,698
New York (1.6%):
State Dormitory Authority Revenues, Non-State Supported Debt, Health Quest Systems, Series B, 5.13%, 7/1/37, Callable 7/1/17 @ 100, Insured by Assured Guaranty	450	458
State Dormitory Authority Revenues, Personal Income Tax, Series B, 3.25%, 2/15/17	1,335	1,347
		1,805
North Carolina (0.7%):
East Carolina University Revenue, Series A, 5.25%, 11/1/21, AMBAC	750	809
Ohio (10.7%):
American Municipal Power, Ohio, Inc., Electricity Purchase Revenue, Series A, 5.00%, 2/1/10, Guaranty Agreement Goldman Sachs Group	2,000	2,017
Hamilton County Sewer System Improvements Revenue, Metropolitan Sewer District, Series A, 5.75%, 12/1/25, Callable 6/1/10 @ 101, MBIA	450	469
Harrison, GO
5.45%, 12/1/10, FGIC	150	157
5.90%, 12/1/18, Callable 12/1/10 @ 100, FGIC	250	265
Kent State University Revenue, Series B, 5.00%, 5/1/28, Callable 5/1/19 @ 100, Insured by Assured Guaranty	1,045	1,082
McDonald School District, GO, 6.00%, 12/1/22, Callable 12/1/10 @ 100, AMBAC	1,000	1,061
Montgomery County, Catholic Health Revenue, Series A, 5.00%, 5/1/39, Callable 5/1/19 @ 100 (b)	980	928
Ohio State, Series A, GO, 2.25%, 9/15/12	250	257
State Highway Capital Improvements, Series F, GO, 5.25%, 5/1/11	1,000	1,069
State Water Development Authority Water Pollution Control Revenue, 2.50%, 12/1/15	2,000	2,001
University of Toledo Revenue, Series A, 3.00%, 6/1/14	2,595	2,613
		11,919
Pennsylvania (6.2%):
Easton Area School District, GO, 5.20%, 4/1/28, Callable 4/1/18 @ 100, FSA State Aid Withholding	500	532
Elizabeth Township Sanitation Authority Revenue, 6.30%, 12/15/38, Callable 6/15/14 @ 100, FSA	500	528
Erie School District, GO, 5.80%, 9/1/29, Callable 9/1/10 @ 100, AMBAC	250	262

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Erie Water Authority Revenue, Series 2006, 5.00%, 12/1/36, Callable 12/1/19 @ 100, FSA	$675	$686
Montgomery County Higher Education & Health Authority Revenue Health Systems, Catholic Health East, Series C, 5.50%, 11/15/24, Callable 11/15/14 @ 100	1,000	1,170
Mountaintop Area Joint Sanitation Authority Revenue, 5.65%, 12/15/30, Callable 12/15/10 @ 100, MBIA	250	265
Ontelaunee Township Municipal Authority Revenue, 4.80%, 11/15/39, Callable 5/15/17 @ 100, Insured by Assured Guaranty (b)	750	725
Saint Mary Hospital Authority Health Systems Revenue, Catholic Health East, Series B
5.50%, 11/15/24, Callable 11/15/14 @ 100	100	117
5.38%, 11/15/34, Callable 11/15/14 @ 100	1,000	1,160
State Turnpike Commission Revenue, Series B, 5.00%, 6/1/29, Callable 6/1/19 @ 100, FSA	1,440	1,456
		6,901
South Carolina (0.8%):
Spartanburg County Regional Health Services District Revenue, Series D, 4.00%, 4/15/17, Insured by Assured Guaranty	350	349
University of South Carolina Revenue, Series A, 5.75%, 6/1/30, Callable 6/1/20 @ 100, FGIC	500	516
		865
South Dakota (0.0%):
State Building Authority Revenue, 4.50%, 6/1/28, Callable 6/1/18 @ 100, FSA	25	25
Texas (10.7%):
Austin Public Improvements, GO, 5.38%, 9/1/20, Prerefunded 9/1/10 @ 100	1,300	1,353
Bexar County, GO, Series A, 4.75%, 6/15/33, Callable 6/15/19 @ 100	1,000	1,007
Forney Independent School District, School Building, GO, Series A, 6.00%, 8/15/37, Callable 8/15/18 @ 100, PSF-GTD	850	955
Frisco Independent School District, School Building, GO, Series A, 6.00%, 8/15/38, Callable 8/15/18 @ 100, PSF-GTD (a)	1,500	1,684
Hidalgo County, GO, 5.00%, 8/15/28, Callable 8/15/18 @ 100, Insured by Assured Guaranty	750	787
Humble Independent School District, GO, 3.40%, 6/15/17, PSF-GTD	650	672
North Fort Bend Water Authority System Revenue, 5.00%, 12/15/24, Callable 12/15/19 @ 100, Insured by Assured Guaranty	4,250	4,565
North Texas Tollway Authority Revenue, First Tier, Series K-1, 5.75%, 1/1/38, Callable 1/1/19 @ 100, Insured by Assured Guaranty	575	609
Texas Womans University Financing System Revenue, 5.00%, 7/1/28, Callable 7/1/18 @ 100, FSA	250	261
		11,893
Washington (1.1%):
Whitman County School District Number 267, Pullman, GO, 5.63%, 12/1/17, Callable 6/1/12 @ 100, FSA	1,115	1,226

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
West Virginia (0.7%):
School Building Authority Excess Lottery Revenue, 4.63%, 7/1/23, Callable 7/1/18 @ 100	$780	$810
Total Municipal Bonds (Cost $95,319)		99,827
Investment Companies (9.1%)
BlackRock Liquidity Funds MuniFund Portfolio, 0.17% (d)	1,000,000	1,000
Fidelity Institutional Tax Exempt Fund, 0.08% (d)	9,091,476	9,091
Total Investment Companies (Cost $10,091)		10,091
Total Investments (Cost $105,410) — 98.9%		109,918
Other assets in excess of liabilities — 1.1%		1,176
NET ASSETS — 100.0%		$111,094

(a)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(b)  Security purchased on a "when-issued" basis.

(c)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/09.

(d)  Rate disclosed is the daily yield on 10/31/09.

AMBAC — Insured by American Municipal Bond Assurance Corp.

AGC-ICC — Security guaranteed by Insured Custody Certificates, secondarily guaranteed by Assured Guaranty Corporation.

FGIC — Insured by Financial Guaranty Insurance Co.

FSA — Insured by Federal Security Assurance

GO — General Obligation

LLC — Limited Liability Co.

LOC — Letter of Credit

MBIA — Insured by Municipal Bond Insurance Association

PSF-GTD — Public School Fund Guaranteed

Q-SBLF — Qualified School Bond Loan Fund

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Ohio Municipal Bond Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (94.2%)
General Obligations (50.2%):
County, City & Special District (8.1%):
Cincinnati, Series A
3.00%, 12/1/17	$105	$104
4.50%, 12/1/29, Callable 6/1/19 @ 100	450	451
Cleveland, 5.75%, 8/1/12, MBIA (a)	875	968
Erie County, 5.50%, 10/1/20, Prerefunded 10/1/10 @ 100, FGIC	250	262
Mahoning County, 5.50%, 12/1/23, Callable 12/1/18 @ 100, FSA	1,085	1,211
North Royalton, 4.40%, 12/1/23, Callable 12/1/18 @ 100	500	510
Portage County, 5.25%, 12/1/24, Callable 12/1/14 @ 100, AMBAC	760	817
Summit County, Series R
5.50%, 12/1/13, FGIC	250	287
5.50%, 12/1/16, FGIC	535	624
5.50%, 12/1/17, FGIC	930	1,089
5.50%, 12/1/18, FGIC	1,095	1,288
Vandalia, 5.25%, 12/1/21, Callable 12/1/14 @ 100, AMBAC	1,305	1,435
Warren County Special Assessment, 6.55%, 12/1/14	530	595
		9,641
Public Facilities (Convention, Sport, Public Buildings) (0.6%):
Hilliard, 5.25%, 12/1/27, Callable 12/1/12 @ 100	625	704
Public Improvements (4.5%):
Akron, 5.50%, 12/1/21, Callable 12/1/10 @ 101	510	543
Richland County, Correctional Facilities Improvement
5.00%, 12/1/16, Insured by Assured Guaranty	185	204
5.88%, 12/1/24, Callable 12/1/18 @ 100, Insured by Assured Guaranty	350	390
6.13%, 12/1/38, Callable 12/1/18 @ 100, Insured by Assured Guaranty	500	549
State Natural Resources, Series L, 5.00%, 10/1/16	2,840	3,222
Toledo, 5.13%, 12/1/21, Callable 12/1/18 @ 100, Insured by Assured Guaranty	400	428
		5,336
Schools & Educational Services (35.3%):
Barnesville Village School District, District Credit Program, 5.75%, 12/1/22, Callable 12/1/10 @ 101	500	534
Buckeye Valley Local School District, Delaware County, School Facilities, Construction & Improvement, 5.00%, 12/1/36, Callable 12/1/18 @ 100, Insured by Assured Guaranty	335	337
Chillicothe City School District
5.00%, 12/1/17, Callable 12/1/14 @ 100, FGIC	1,145	1,317
5.00%, 12/1/19, Callable 12/1/14 @ 100, FGIC	1,245	1,432
5.25%, 12/1/23, Callable 12/1/14 @ 100, FGIC	1,580	1,837
5.25%, 12/1/26, Callable 12/1/14 @ 100, FGIC	840	977
Columbus City School District, 4.50%, 12/1/24, Callable 12/1/17 @ 100, FSA	355	364
East Holmes Local School District, 6.13%, 12/1/20, Callable 12/1/10 @ 102, FGIC	500	541
Elida Local School District, School Facilities & Construction
3.50%, 12/1/15, FSA	955	996
3.75%, 12/1/17, FSA	1,245	1,290
0.00%, 12/1/21, FSA	1,455	856
0.00%, 12/1/23, FSA	1,455	756

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Bond Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Fairfield City School District, 7.45%, 12/1/14, FGIC	$1,000	$1,157
Hamilton City School District Improvements, Series A
5.38%, 12/1/16, Callable 12/1/11 @ 100, FGIC	1,200	1,314
6.15%, 12/1/16, State Aid Withholding	600	718
Huber Heights Ohio City School District, 5.00%, 12/1/36, Callable 12/1/19 @ 100	1,200	1,231
Jackson Local School District, 5.63%, 12/1/25, Callable 12/1/10 @ 100, FSA	1,500	1,585
Lake Local School District, Wood County, 5.30%, 12/1/21, Callable 12/1/11 @ 101, MBIA	1,575	1,737
Lima City School District
6.00%, 12/1/22, Prerefunded 12/1/10 @ 102, AMBAC (a)	1,970	2,130
6.00%, 12/1/22, Callable 12/1/10 @ 102, AMBAC	30	31
Madeira City School District, 5.25%, 12/1/20, Callable 12/1/14 @ 100, MBIA	1,150	1,337
Marion Local School District, 5.75%, 12/1/22, Callable 12/1/10 @ 101, MBIA	230	246
Marysville Exempt Village School District
5.25%, 12/1/18, Callable 12/1/12 @ 100, MBIA	605	658
6.00%, 12/1/24, Callable 12/1/10 @ 101, AMBAC	725	776
Milford Exempt Village School District, School Improvement
4.75%, 12/1/26, Callable 6/1/17 @ 100, FSA	500	510
5.50%, 12/1/30, FSA	325	375
Minerva Local School District
5.13%, 12/1/20, Prerefunded 12/1/12 @ 100, MBIA	1,275	1,426
5.13%, 12/1/20, Callable 12/1/12 @ 100, MBIA	1,425	1,550
Nordonia Hills City School District
5.38%, 12/1/20, Callable 12/1/10 @ 101, AMBAC	1,500	1,596
5.45%, 12/1/25, Callable 12/1/10 @ 101, AMBAC	1,500	1,597
Ohio Schools, Series A, 4.00%, 9/15/18	3,000	3,181
Sidney City School District, 4.70%, 12/1/11, FGIC	200	213
Sylvania City School District, School Improvement
3.97% (c), 12/1/17, Insured by Assured Guaranty	1,040	763
5.00%, 12/1/32, Callable 6/1/17 @ 100, Insured by Assured Guaranty	2,485	2,548
Vandalia Butler City School Disrtict, School Improvement, 5.00%, 12/1/29, Callable 6/1/19 @ 100	1,000	1,047
Wadsworth Ohio City School District, School Improvement, 4.88%, 12/1/32, Callable 12/1/17 @ 100, Insured by Assured Guaranty	350	355
Worthington City School District, 6.00%, 12/1/11, FGIC	2,255	2,490
		41,808
Transportation (1.0%):
Toledo, Street Improvements, 5.00%, 12/1/16, Callable 12/1/11 @ 100, MBIA	1,050	1,128
Utilities (Sewers, Telephone, Electric) (0.7%):
Avon, Route 83 Sewer Improvements, 6.50%, 12/1/15	255	291
Greene County, Water Systems, 5.75%, 12/1/22, Callable 12/1/18 @ 100	500	574
		865
		59,482
Revenue Bonds (44.0%):
Hospitals, Nursing Homes & Health Care (17.6%):
Akron Bath Copley, Joint Township Hospital District Revenue, General Health Systems, Series A
5.00%, 1/1/11	500	509
5.00%, 1/1/14	430	446

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Bond Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Franklin County Hospital Revenue, The Children's Hospital Project, Series C, 5.00%, 5/1/16, Callable 5/1/15 @ 100, FGIC	$1,335	$1,418
Hamilton County, Health Care Facilities Revenue, Deaconess Long Term Care, Series A, 0.30% (b), 5/15/30, LOC Lasalle Bank N.A.	3,415	3,415
Lorain County Hospital Revenue, Catholic Healthcare, Series C2, 5.00%, 4/1/33, Callable 5/9/18 @ 100, FSA	250	247
Lorain County, Hospital Facilities Revenue, Catholic Healthcare Partners, 5.00%, 2/1/29, Callable 5/13/18 @ 101, Insured by Assured Guaranty	1,000	1,002
Lucas County Hospital Revenue, 5.75%, 11/15/14, MBIA	1,785	1,792
Montgomery County, Catholic Health Revenue, Series A, 5.00%, 5/1/39, Callable 5/1/19 @ 100 (d)	6,000	5,680
Ross County Hospital Revenue, Adena Health System, 5.25%, 12/1/38, Callable 12/1/18 @ 100, Insured by Assured Guaranty	2,340	2,347
Ross County, Hospital Facilities Revenue, Adena Health System, 5.75%, 12/1/35, Callable 12/1/18 @ 100, AGC-ICC	500	521
State Hospital Facility Revenue, Cleveland Clinic Foundation, Series A, 5.50%, 1/1/39, Callable 1/1/19 @ 100	2,500	2,580
		19,957
Housing (3.2%):
State Housing Finance Agency, Capital Fund Revenue, Series A
4.50%, 4/1/11, FSA	695	731
5.00%, 4/1/27, Callable 4/1/17 @ 100, FSA (a)	3,000	3,151
		3,882
Public Improvements (2.7%):
Cleveland Airport System Revenue, Series C, 5.00%, 1/1/27, Callable 1/1/19 @ 100, Insured by Assured Guaranty	2,500	2,529
Twinsburg, 5.50%, 12/1/15, Callable 12/1/11 @ 100, FGIC	600	654
		3,183
Schools & Educational Services (12.7%):
Cincinnati Technical College
5.00%, 10/1/10, AMBAC	500	515
5.00%, 10/1/12, AMBAC	650	696
Kent State University Revenue, Series B, 5.00%, 5/1/28, Callable 5/1/19 @ 100, Insured by Assured Guaranty	5,000	5,176
State Higher Educational Facility Commission Revenue, John Carroll University Project
5.00%, 11/15/12	400	433
5.00%, 11/15/13	250	273
5.50%, 11/15/17, Callable 11/15/13 @ 100	420	446
5.50%, 11/15/18, Callable 11/15/13 @ 100	335	353
State Higher Educational Facility Revenue, College of Wooster Project, 5.00%, 9/1/16, Callable 9/1/15 @ 100	600	642
University of Toledo General Receipts Bonds, Series A
3.25%, 6/1/11, Insured by Assured Guaranty	275	285
3.50%, 6/1/16	2,260	2,262

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Bond Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Youngstown State University General Receipts
4.00%, 12/15/15, Insured by Assured Guaranty	$1,165	$1,223
4.00%, 12/15/16, Insured by Assured Guaranty	500	518
4.13%, 12/15/17, Insured by Assured Guaranty	435	451
4.38%, 12/15/18, Insured by Assured Guaranty	685	713
5.00%, 12/15/23, Callable 6/15/19 @ 100, Insured by Assured Guaranty	1,000	1,049
		15,035
Utilities (Sewers, Telephone, Electric) (3.8%):
Akron Sewer System Revenue, 4.95%, 12/1/10, AMBAC	300	312
American Municipal Power, Ohio, Inc., Electricity Purchase Revenue, Series A, 5.00%, 2/1/10, Guaranty Agreement Goldman Sachs Group	965	973
Columbus Sewer Revenue, 4.25%, 6/1/30, Callable 12/1/17 @ 100	1,200	1,158
Hamilton Electric Revenue, Series A
4.38%, 10/1/27, Callable 10/01/19 @ 100, Insured by Assured Guaranty	480	469
4.63%, 10/1/30, Callable 10/1/19 @ 100, Insured by Assured Guaranty	1,360	1,330
Hamilton Gas System Revenue, 4.50%, 10/15/28, Callable 10/15/19 @ 100, Insured by Assured Guaranty	250	246
		4,488
Utilities — Water (4.0%):
Akron Waterworks Revenue, 5.63%, 12/1/20, Callable 6/1/10 @ 100, AMBAC	1,250	1,272
Avon Lake Water System Revenue, Series A
5.50%, 10/1/17, Callable 10/1/10 @ 100, AMBAC	420	440
5.50%, 10/1/18, Callable 10/1/10 @ 100, AMBAC	445	466
Napoleon Water System Revenue, 3.75%, 12/1/13, FSA	140	147
State Water Development Authority Water Pollution Control Revenue, 2.50%, 12/1/15	1,250	1,251
Warren County Waterworks Revenue, Warren County Water District
5.00%, 12/1/16, Callable 12/1/12 @ 101, FSA	645	709
5.00%, 12/1/18, Callable 12/1/12 @ 101, FSA	430	457
		4,742
		52,233
Total Municipal Bonds (Cost $105,590)		110,769

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Bond Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Investment Companies (5.2%)
Touchstone Ohio Money Market, 0.24% (c)	6,180,983	$6,181
Total Investment Companies (Cost $6,181)		6,181
Total Investments (Cost $111,771) — 98.6%		116,950
Other assets in excess of liabilities — 1.4%		1,645
NET ASSETS — 100.0%		$118,595

(a)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(b)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/09.

(c)  Rate represents effective yield at purchase.

(d)  Security purchased on a "when-issued" basis.

AGC-ICC — Security guaranteed by Insured Custody Certificates, secondarily guaranteed by Assured Guaranty Corporation

AMBAC — Insured by American Municipal Bond Assurance Corp.

FGIC — Insured by Financial Guaranty Insurance Co.

FHA — Insured by Federal Housing Administration

FSA — Insured by Federal Security Assurance

LOC — Letter of Credit

MBIA — Insured by Municipal Bond Insurance Association

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2009

(Amounts in Thousands, Except Per Share Amounts)

	National Municipal Bond Fund	Ohio Municipal Bond Fund
ASSETS:
Investments, at value (Cost $105,410 and $111,771)	$109,918	$116,950
Cash	50	50
Interest and dividends receivable	1,280	1,673
Receivable for capital shares issued	567	306
Receivable for investments sold	4,253	5,554
Receivable from Adviser	6	—
Prepaid expenses	16	14
Total Assets	116,090	124,547
LIABILITIES:
Payable for investments purchased	4,830	5,778
Payable for capital shares redeemed	51	53
Accrued expenses and other payables:
Investment advisory fees	53	56
Administration fees	11	10
Custodian fees	2	2
Transfer agent fees	5	4
Shareholder servicing fees	24	26
Other accrued expenses	20	23
Total Liabilities	4,996	5,952
NET ASSETS:
Capital	104,703	111,035
Accumulated undistributed net investment income	102	114
Accumulated net realized gains from investment transactions	1,781	2,267
Net unrealized appreciation on investments	4,508	5,179
Net Assets	$111,094	$118,595
Net Assets
Class A Shares	$111,094	$118,595
Total	$111,094	$118,595
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	9,870	9,985
Total	9,870	9,985
Net asset value and redemption price per share:
Class A Shares	$11.26	$11.88
Maximum sales charge — Class A Shares	2.00%	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$11.49	$12.12

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2009

(Amounts in Thousands)

	National Municipal Bond Fund	Ohio Municipal Bond Fund
Investment Income:
Interest income	$3,899	$5,006
Dividend income	39	19
Total Income	3,938	5,025
Expenses:
Investment advisory fees	532	639
Administration fees	111	129
Shareholder servicing fees — Class A Shares	242	290
Custodian fees	16	17
Transfer agent fees	35	35
Trustees' fees	9	11
Legal and audit fees	13	14
State registration and filing fees	21	15
Other expenses	26	22
Total Expenses	1,005	1,172
Expenses waived/reimbursed by Adviser	(35)	—
Net Expenses	970	1,172
Net Investment Income	2,968	3,853
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	1,937	2,419
Change in unrealized appreciation/depreciation on investments	5,633	4,394
Net realized/unrealized gains from investments	7,570	6,813
Change in net assets resulting from operations	$10,538	$10,666

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	National Municipal Bond Fund		Ohio Municipal Bond Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
From Investment Activities:
Operations:
Net investment income	$2,968	$2,374	$3,853	$3,851
Net realized gains (losses) from investment transactions	1,937	(82)	2,419	(98)
Change in unrealized appreciation/ depreciation on investments	5,633	(2,832)	4,394	(3,463)
Change in net assets resulting from operations	10,538	(540)	10,666	290
Distributions to shareholders:
From net investment income:
Class A Shares	(2,956)	(2,371)	(3,869)	(3,861)
Change in net assets resulting from distributions to shareholders	(2,956)	(2,371)	(3,869)	(3,861)
Change in net assets from capital transactions	34,497	1,314	4,035	279
Change in net assets	42,079	(1,597)	10,832	(3,292)
Net Assets:
Beginning of period	69,015	70,612	107,763	111,055
End of period	$111,094	$69,015	$118,595	$107,763
Accumulated undistributed net investment income	$102	$91	$114	$116
Capital Transactions:
Class A Shares
Proceeds from shares issued	102,885	23,300	19,860	12,149
Dividends reinvested	2,547	1,992	3,102	3,170
Cost of shares redeemed	(70,935)	(23,978)	(18,927)	(15,040)
Change in net assets from capital transactions	34,497	1,314	4,035	279
Share Transactions:
Class A Shares
Issued	9,417	2,173	1,687	1,054
Reinvested	233	186	264	275
Redeemed	(6,451)	(2,244)	(1,606)	(1,297)
Change in Shares	3,199	115	345	32

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	National Municipal Bond Fund
	Class A Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$10.35	$10.77	$10.89		$10.78	$11.06
Investment Activities:
Net investment income	0.33	0.36	0.37		0.35	0.30
Net realized and unrealized gains (losses) on investments	0.91	(0.42)	(0.08)		0.17	(0.14)
Total from Investment Activities	1.24	(0.06)	0.29		0.52	0.16
Distributions:
Net investment income	(0.33)	(0.36)	(0.37)		(0.35)	(0.30)
Net realized gains from investments	—	—	(0.04)		(0.06)	(0.14)
Total Distributions	(0.33)	(0.36)	(0.41)		(0.41)	(0.44)
Net Asset Value, End of Period	$11.26	$10.35	$10.77		$10.89	$10.78
Total Return (excludes sales charge)	12.16%	(0.65)%	2.73	%(a)	5.01%	1.41%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$111,094	$69,015	$70,612		$68,348	$67,298
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%		1.01%	1.01%
Ratio of net investment income to average net assets	3.06%	3.31%	3.39%		3.27%	2.73%
Ratio of gross expenses to average net assets (b)	1.03%	1.05%	1.04%		1.15%	1.24%
Ratio of net investment income to average net assets (b)	3.03%	3.26%	3.35%		3.13%	2.50%
Portfolio turnover	114%	230%	138%		113%	104%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Ohio Municipal Bond Fund
	Class A Shares
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$11.18	$11.56	$11.69		$11.74	$12.07
Investment Activities:
Net investment income	0.39	0.41	0.42		0.40	0.38
Net realized and unrealized gains (losses) on investments	0.70	(0.38)	(0.11)		0.09	(0.27)
Total from Investment Activities	1.09	0.03	0.31		0.49	0.11
Distributions:
Net investment income	(0.39)	(0.41)	(0.41)		(0.40)	(0.38)
Net realized gains from investments	—	—	(0.03)		(0.14)	(0.06)
Total Distributions	(0.39)	(0.41)	(0.44)		(0.54)	(0.44)
Net Asset Value, End of Period	$11.88	$11.18	$11.56		$11.69	$11.74
Total Return (excludes sales charge)	9.86%	0.17%	2.77	%(a)	4.35%	0.95%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$118,595	$107,763	$111,055		$112,302	$140,827
Ratio of net expenses to average net assets	1.01%	1.01%	0.99%		1.06%	1.10%
Ratio of net investment income to average net assets	3.32%	3.49%	3.58%		3.45%	3.20%
Ratio of gross expenses to average net assets (b)	1.01%	1.01%	0.99%		1.06%	1.13%
Ratio of net investment income to average net assets (b)	3.32%	3.49%	3.58%		3.45%	3.17%
Portfolio turnover	53%	86%	63%		56%	32%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
International Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
Common Stocks (93.8%)
Australia (2.4%):
Commercial Services (0.5%):
Leighton Holdings Ltd.	8,997	$284
Mining (1.4%):
Rio Tinto Ltd.	14,328	796
Real Estate Investment Trusts (0.5%):
Westfield Group	23,291	249
		1,329
Austria (0.7%):
Steel (0.7%):
Voestalpine AG	10,807	368
Belgium (2.1%):
Beverages (2.1%):
Anheuser-Busch InBev NV	24,035	1,129
Bermuda (1.5%):
Commercial Services (0.7%):
Jardine Matheson Holdings Ltd.	13,600	405
Financial Services (0.8%):
Credicorp Ltd.	6,091	421
		826
Brazil (6.2%):
Banks (1.7%):
Banco Bradesco SA, Sponsored ADR	45,968	905
Financial Services (1.3%):
CETIP SA (b)	105,300	706
Oil & Gas Exploration — Production & Services (2.7%):
Petroleo Brasileiro SA, ADR	32,387	1,497
Steel (0.5%):
Usinas Siderurgicas de Minas Gerais SA, Class A	10,800	282
		3,390
Canada (2.1%):
Metals (0.5%):
First Quantum Minerals Ltd.	4,054	277
Oil & Gas (0.5%):
Canadian Natural Resources Ltd.	4,262	277
Oil & Gas Exploration — Production & Services (1.1%):
Petrobank Energy & Resources Ltd.	13,500	591
		1,145

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
Cayman Islands (0.7%):
Health Care (0.4%):
Hengan International Group Co. Ltd.	31,000	$199
Metals (0.3%):
China Zhongwang Holdings Ltd. (b)	187,600	175
		374
China (3.7%):
Auto Parts & Equipment (1.0%):
Dongfeng Motor Group Co. Ltd., Class H	470,000	558
Banks (1.3%):
Bank of Communications Ltd., Class H	223,000	266
China Construction Bank Corp., Class H	527,000	453
		719
Pharmaceuticals (1.4%):
Sinopharm Medicine Holding Co. Ltd., Class H (b)	208,400	758
		2,035
Colombia (0.5%):
Banks (0.5%):
Bancolombia SA, Sponsored ADR	6,663	264
Denmark (0.8%):
Pharmaceuticals (0.8%):
Novo Nordisk A/S, Class B	7,222	449
Finland (1.9%):
Electric Integrated (0.6%):
Fortum Oyj	14,213	336
Machine — Diversified (1.3%):
Metso Corp.	24,680	689
		1,025
France (3.3%):
Banks (2.2%):
BNP Paribas	15,941	1,199
Building Materials (0.6%):
Lafarge SA	4,119	336
Power (0.5%):
Schneider Electric SA	2,958	307
		1,842
Germany (5.5%):
Automotive (1.0%):
Bayerische Motoren Werke AG	11,553	563

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
Chemicals (3.8%):
BASF SE	13,831	$744
Bayer AG	19,640	1,355
		2,099
Insurance (0.7%):
Muenchener Rueckversicherungs-Gesellschaft AG	2,371	378
		3,040
Greece (0.8%):
Banks (0.8%):
National Bank of Greece SA (b)	11,806	429
Hong Kong (1.0%):
Oil & Gas Exploration — Production & Services (0.6%):
CNOOC Ltd.	204,000	306
Telecommunications — Cellular (0.4%):
China Mobile Ltd.	24,000	225
		531
India (2.3%):
Banks (2.3%):
Punjab National Bank Ltd.	72,794	1,262
Ireland (Republic of) (0.5%):
Oil & Gas — Exploration & Production (0.5%):
Dragon Oil PLC (b)	44,975	302
Israel (2.3%):
Pharmaceuticals (2.3%):
Teva Pharmaceutical Industries Ltd., Sponsored ADR	24,692	1,247
Italy (5.5%):
Banks (1.6%):
UniCredit SpA (b)	270,114	904
Electric Integrated (1.1%):
Enel SpA	97,503	581
Financial Services (0.7%):
Intesa Sanpaolo (b)	85,432	360
Oil Companies — Integrated (0.7%):
Eni SpA	15,384	381
Wire & Cable Products (1.4%):
Prysmian SpA	44,819	787
		3,013
Japan (12.2%):
Auto Parts & Equipment (2.8%):
Mazda Motor Corp.	181,000	404
USS Co. Ltd.	18,910	1,133
		1,537

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
Automotive (1.3%):
Honda Motor Co. Ltd.	22,700	$703
Chemicals (0.9%):
Mitsubishi Gas Chemical Co., Inc.	108,000	493
Electrical Components & Equipment (1.5%):
Makita Corp.	16,600	555
Mitsubishi Electric Corp.	33,000	249
		804
Machinery — Construction & Mining (0.4%):
Komatsu Ltd.	10,600	206
Manufacturing — Diversified (1.2%):
Mitsubishi Corp.	30,000	641
Metal Fabrication (0.6%):
NTN Corp.	86,000	321
Office Equipment & Supplies (1.5%):
CANON, Inc.	22,200	833
Steel (1.4%):
JFE Holdings, Inc.	24,800	799
Transportation (0.6%):
Mitsui O.S.K. Lines Ltd.	61,000	354
		6,691
Luxembourg (0.5%):
Telecommunications — Cellular (0.5%):
Millicom International Cellular SA (b)	4,392	275
Mexico (0.2%):
Banks (0.2%):
Grupo Financiero Banorte S.A.B. de C.V.	42,000	134
Netherlands (0.4%):
Retail — Food (0.4%):
Koninklijke Ahold NV	18,275	230
Norway (0.8%):
Oil Companies — Integrated (0.8%):
StatoilHydro ASA	19,700	467
Qatar (0.5%):
Banks (0.5%):
Qatar National Bank	5,970	252
Russian Federation (2.0%):
Banks (0.6%):
Sberbank	147,690	323
Oil Companies — Integrated (0.7%):
LUKOIL Oil Co., Sponsored ADR	7,100	410

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
Telecommunications (0.7%):
Mobile TeleSystems, Sponsored ADR	8,279	$375
		1,108
Singapore (1.0%):
Banks (0.6%):
United Overseas Bank Ltd.	30,000	358
Manufacturing — Diversified (0.4%):
Keppel Corp. Ltd.	36,000	207
		565
Spain (6.5%):
Banks (2.9%):
Banco Bilbao Vizcaya Argentaria SA	45,739	819
Banco Santander SA	47,367	763
		1,582
Telecommunications (3.6%):
Telefonica SA	70,808	1,976
		3,558
Switzerland (9.8%):
Chemicals (0.6%):
Syngenta AG	1,507	357
Engineering (0.9%):
ABB Ltd.	27,476	512
Financial Services (2.6%):
Credit Suisse Group AG	11,425	610
UBS AG (b)	30,622	513
Zurich Financial Services AG	1,240	284
		1,407
Food Processing & Packaging (1.9%):
Nestle SA	22,697	1,055
Pharmaceuticals (3.8%):
Roche Holding AG	12,932	2,073
		5,404
Turkey (0.2%):
Banks (0.2%):
Turkiye Halk Bankasi A.S.	22,820	135
United Arab Emirates (0.6%):
Banks (0.6%):
Emirates NBD PJSC	137,343	164
First Gulf Bank PJSC	27,949	142
		306

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
United Kingdom (15.3%):
Banks (3.0%):
Barclays PLC (b)	143,698	$752
Standard Chartered PLC	36,346	892
		1,644
Commercial Services (1.5%):
AMEC PLC	61,245	808
Financial Services (2.9%):
HSBC Holdings PLC	106,484	1,177
Man Group PLC	82,917	420
		1,597
Food Service (0.8%):
Compass Group PLC	66,322	421
Human Resources (1.1%):
Hays PLC	394,081	632
Minerals (1.5%):
BHP Billiton PLC	31,403	849
Oil Companies — Integrated (1.2%):
BP PLC	56,327	530
Tullow Oil PLC	7,008	136
		666
Restaurants (0.6%):
Whitbread PLC	15,930	330
Retail — Department Stores (1.4%):
Marks & Spencer Group PLC	141,163	791
Software (1.3%):
Autonomy Corp. PLC (b)	31,421	691
		8,430
Total Common Stocks (Cost $42,311)		51,554
Exchange Traded Funds (3.1%)
Japan (1.3%):
Nikkei 225	6,731	733
United States (1.8%):
iShares MSCI Japan Index Fund	102,185	977
Total Exchange Traded Funds (Cost $1,569)		1,710
Rights (0.0%)
Spain (0.0%):
Banco Santander SA	47,367	8
Total Rights (Cost $—)		8

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
Cash Equivalents (1.2%)
United States (1.2%):
Citibank Money Market Deposit Account, 0.06% (d)	669,609	$670
Total Cash Equivalents (Cost $670)		670
Total Investments (Cost $44,550) — 98.1%		53,942
Other assets in excess of liabilities — 1.9%		1,043
NET ASSETS — 100.0%		$54,985

(a)  All securities, except those traded on United States (e.g. ADRs) or Canadian exchanges, were fair valued at October 31, 2009.

(b)  Non-income producing security.

(c)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/09.

(d)  Rate disclosed is the daily yield on 10/31/09.

ADR — American Depositary Receipt

PLC — Public Liability Co.

At October 31, 2009 the Fund's forward foreign exchange contracts were as follows:

Currency	Delivery Date	Contract Amount in Local Currency	Contract Value in USD	Value	Unrealized Appreciation/ Depreciation
Short
Danish Kroner	11/3/09	(1,105)	$(221)	$(219)	$2
Swiss Franc	11/3/09	(524)	(514)	(511)	3
Swiss Franc	11/4/09	(276)	(269)	(270)	(1)
Total Short Contracts			$(1,004)	$(1,000)	$4

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
International Select Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
Common Stocks (97.1%)
Australia (2.4%):
Mining (2.4%):
Rio Tinto Ltd.	23,333	$1,295
Austria (1.3%):
Steel (1.3%):
Voestalpine AG	20,609	702
Belgium (2.1%):
Beverages (2.1%):
Anheuser-Busch InBev NV	24,135	1,134
Bermuda (0.9%):
Financial Services (0.9%):
Credicorp Ltd.	7,020	485
Brazil (8.6%):
Banks (3.0%):
Banco Bradesco SA, Sponsored ADR	82,846	1,632
Financial Services (2.1%):
CETIP SA (b)	175,000	1,173
Oil & Gas Exploration — Production & Services (3.5%):
Petroleo Brasileiro SA, ADR	41,272	1,907
		4,712
Canada (1.9%):
Metals (0.5%):
First Quantum Minerals Ltd.	4,038	276
Oil & Gas (0.7%):
Canadian Natural Resources Ltd.	5,723	371
Oil & Gas Exploration — Production & Services (0.7%):
Petrobank Energy & Resources Ltd.	9,500	416
		1,063
Cayman Islands (0.6%):
Metals (0.6%):
China Zhongwang Holdings Ltd. (b)	376,400	352
China (2.9%):
Auto Parts & Equipment (1.1%):
Dongfeng Motor Group Co. Ltd., Class H	520,000	617
Pharmaceuticals (1.8%):
Sinopharm Medicine Holding Co. Ltd., Class H (b)	271,600	988
		1,605

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Select Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
Denmark (1.0%):
Pharmaceuticals (1.0%):
Novo Nordisk A/S, Class B	8,792	$547
Finland (1.5%):
Machine — Diversified (1.5%):
Metso Corp.	29,992	837
France (2.8%):
Banks (2.8%):
BNP Paribas	20,049	1,508
Germany (8.2%):
Automotive (1.5%):
Bayerische Motoren Werke AG	16,978	828
Chemicals (6.7%):
BASF SE	22,055	1,186
Bayer AG	36,195	2,497
		3,683
		4,511
Greece (1.6%):
Banks (1.6%):
National Bank of Greece SA (b)	23,842	866
India (4.8%):
Banks (4.8%):
Punjab National Bank Ltd.	152,244	2,628
Israel (2.5%):
Pharmaceuticals (2.5%):
Teva Pharmaceutical Industries Ltd., Sponsored ADR	27,433	1,385
Italy (4.1%):
Banks (2.2%):
UniCredit SpA (b)	353,065	1,181
Wire & Cable Products (1.9%):
Prysmian SpA	60,270	1,058
		2,239
Japan (12.9%):
Auto Parts & Equipment (3.3%):
USS Co. Ltd.	29,990	1,797
Chemicals (1.3%):
Mitsubishi Gas Chemical Co., Inc.	158,000	721
Electrical Components & Equipment (1.8%):
Makita Corp.	30,000	1,003
Manufacturing — Diversified (2.1%):
Mitsubishi Corp.	53,800	1,149

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Select Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
Metal Fabrication (1.6%):
NTN Corp.	230,000	$859
Office Equipment & Supplies (0.8%):
CANON, Inc.	12,000	450
Steel (2.0%):
JFE Holdings, Inc.	33,300	1,073
		7,052
Luxembourg (0.5%):
Telecommunications — Cellular (0.5%):
Millicom International Cellular SA (b)	4,365	274
Mexico (0.2%):
Banks (0.2%):
Grupo Financiero Banorte S.A.B. de C.V.	41,900	134
Norway (1.3%):
Oil Companies — Integrated (1.3%):
StatoilHydro ASA	29,150	692
Russian Federation (2.2%):
Oil Companies — Integrated (1.7%):
LUKOIL Oil Co., Sponsored ADR	15,850	916
Telecommunications (0.5%):
Mobile TeleSystems, Sponsored ADR	6,404	290
		1,206
Spain (7.0%):
Banks (2.3%):
Banco Bilbao Vizcaya Argentaria SA	70,409	1,261
Telecommunications (4.7%):
Telefonica SA	92,271	2,575
		3,836
Switzerland (9.5%):
Chemicals (1.3%):
Syngenta AG	2,950	698
Financial Services (2.9%):
Credit Suisse Group AG	15,043	804
UBS AG (b)	45,844	768
		1,572
Food Processing & Packaging (2.0%):
Nestle SA	24,285	1,129
Pharmaceuticals (3.3%):
Roche Holding AG	11,361	1,821
		5,220

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Select Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
United Arab Emirates (2.1%):
Banks (2.1%):
Emirates NBD PJSC	585,977	$701
First Gulf Bank PJSC	83,428	424
		1,125
United Kingdom (14.2%):
Banks (3.9%):
Barclays PLC (b)	181,697	951
Standard Chartered PLC	47,297	1,161
		2,112
Commercial Services (1.4%):
AMEC PLC	57,357	757
Financial Services (3.0%):
HSBC Holdings PLC	99,635	1,103
Man Group PLC	109,774	555
		1,658
Food Service (1.0%):
Compass Group PLC	87,812	557
Human Resources (1.8%):
Hays PLC	598,111	959
Retail — Department Stores (1.4%):
Marks & Spencer Group PLC	139,758	783
Software (1.7%):
Autonomy Corp. PLC (b)	41,995	923
		7,749
Total Common Stocks (Cost $44,610)		53,157
Cash Equivalents (1.4%)
United States (1.4%):
Citibank Money Market Deposit Account, 0.06% (c)	765,616	766
Total Cash Equivalents (Cost $766)		766
Total Investments (Cost $45,376) — 98.5%		53,923
Other assets in excess of liabilities — 1.5%		836
NET ASSETS — 100.0%		$54,759

(a)  All securities, except those traded on United States (e.g. ADRs) or Canadian exchanges, were fair valued at October 31, 2009.

(b)  Non-income producing security.

(c)  Rate disclosed is the daily yield on 10/31/09.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Select Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

At October 31, 2009 the Fund's forward foreign exchange contracts were as follows:

Currency	Delivery Date	Contract Amount in Local Currency	Contract Value in USD	Value	Unrealized Appreciation/ Depreciation
Short
Danish Kroner	11/3/09	(1,101)	$(219)	$(218)	$1
Swiss Franc	11/3/09	(622)	(611)	(607)	4
Total Short Contracts			$(830)	$(825)	$5

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2009

(Amounts in Thousands, Except Per Share Amounts)

	International Fund	International Select Fund
ASSETS:
Investments, at value (Cost $44,550 and $45,376)	$53,942	$53,923
Foreign currency, at value (Cost $19 and $12)	19	12
Unrealized appreciation on forward foreign currency exchange contracts	5	5
Dividends receivable	84	117
Receivable for investments sold	1,341	1,280
Reclaims receivable	35	37
Receivable from Adviser	2	—
Prepaid expenses	37	37
Total Assets	55,465	55,411
LIABILITIES:
Payable to custodian	3	—
Payable for investments purchased	403	581
Unrealized depreciation on forward foreign currency exchange contracts	1	—
Accrued expenses and other payables:
Investment advisory fees	39	42
Administration fees	6	6
Custodian fees	8	3
Transfer agent fees	1	1
Other accrued expenses	19	19
Total Liabilities	480	652
NET ASSETS:
Capital	44,286	44,111
Accumulated undistributed net investment income	189	71
Accumulated net realized gains from investments and foreign currency transactions	1,114	2,028
Net unrealized appreciation on investments and foreign currency transactions	9,396	8,549
Net Assets	$54,985	$54,759
Net Assets
Class A Shares	$626	$427
Class C Shares	536	522
Class I Shares	53,823	53,810
Total	$54,985	$54,759
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	47	32
Class C Shares	40	40
Class I Shares	4,011	4,083
Total	4,098	4,155
Net asset value, offering (except Class A Shares) and redemption price per share: (a)
Class A Shares	$13.39	$13.15
Class C Shares (b)	$13.30	$13.06
Class I Shares	$13.42	$13.18
Maximum sales charge — Class A Shares	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$14.21	$13.95

(a)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(b)  Redemptions price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Period Ended October 31, 2009 (a)

(Amounts in Thousands)

	International Fund	International Select Fund
Investment Income:
Dividend income	$1,174	$1,025
Foreign tax withholding	(100)	(82)
Total Income	1,074	943
Expenses:
Investment advisory fees	306	305
Administration fees	55	53
Shareholder servicing fees — Class A Shares	1	1
12b-1 fees — Class C Shares	4	4
Custodian fees	30	23
Transfer agent fees	7	7
Transfer agent fees — Class I Shares	3	3
Trustees' fees	3	3
Legal and audit fees	56	55
State registration and filing fees	32	32
Other expenses	30	29
Total Expenses	527	515
Expenses waived/reimbursed by Adviser	(80)	(70)
Net Expenses	447	445
Net Investment Income	627	498
Realized/Unrealized Gains (Losses) from Investment Transactions and Foreign Currency Transactions:
Net realized gains from investment transactions	1,237	2,248
Net realized losses from foreign currency transactions	(578)	(664)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	9,396	8,549
Net realized/unrealized gains from investments and foreign currency transactions	10,055	10,133
Change in net assets resulting from operations	$10,682	$10,631

(a)  Funds commenced operations on November 25, 2008.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	International Fund	International Select Fund
	Period Ended October 31, 2009(a)	Period Ended October 31, 2009(a)
From Investment Activities:
Operations:
Net investment income	$627	$498
Net realized gains from investment transactions and foreign currency transactions	659	1,584
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	9,396	8,549
Change in net assets resulting from operations	10,682	10,631
Change in net assets from capital transactions	44,303	44,128
Change in net assets	54,985	54,759
Net Assets:
Beginning of period	—	—
End of period	$54,985	$54,759
Accumulated undistributed net investment income	$189	$71

(a)  Fund commenced operations on November 25, 2008.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	International Fund	International Select Fund
	Period Ended October 31, 2009(a)	Period Ended October 31, 2009(a)
Capital Transactions:
Class A Shares
Proceeds from shares issued	$495	$351
Cost of shares redeemed	(1)	(29)
Total Class A Shares	$494	$322
Class C Shares
Proceeds from shares issued	$404	$400
Total Class C Shares	$404	$400
Class I Shares
Proceeds from shares issued	$43,405	$43,406
Total Class I Shares	$43,405	$43,406
Change in net assets from capital transactions	$44,303	$44,128
Share Transactions:
Class A Shares
Issued	47	34
Redeemed	— (b)	(2)
Total Class A Shares	47	32
Class C Shares
Issued	40	40
Reinvested	—	—
Total Class C Shares	40	40
Class I Shares
Issued	4,011	4,083
Total Class I Shares	4,011	4,083
Change in Shares	4,098	4,155

(a)  Fund commenced operations on November 25, 2008.

(b)  Rounds to less than $1,000.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

International Fund
Class A Shares
Period Ended October 31, 2009(a)
Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net investment income	0.09
Net realized and unrealized gains on investments and foreign currency transactions	3.30
Total from Investment Activities	3.39
Net Asset Value, End of Period	$13.39
Total Return (excludes sales charge) (b)	33.90%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$626
Ratio of net expenses to average net assets (c)	1.40%
Ratio of net investment income to average net assets (c)	1.01%
Ratio of gross expenses to average net assets (c) (d)	5.11%
Ratio of net investment income to average net assets (c) (d)	(2.70)%
Portfolio turnover (e)	155%

(a)  Class A Shares commenced operations November 25, 2008.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

International Fund
Class C Shares
Period Ended October 31, 2009(a)
Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net investment income	0.05
Net realized and unrealized gains on investments and foreign currency transactions	3.25
Total from Investment Activities	3.30
Net Asset Value, End of Period	$13.30
Total Return (excludes contingent deferred sales charge) (b)	33.00%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$536
Ratio of net expenses to average net assets (c)	2.15%
Ratio of net investment income to average net assets (c)	0.44%
Ratio of gross expenses to average net assets (c) (d)	6.08%
Ratio of net investment income to average net assets (c) (d)	(3.49)%
Portfolio turnover (e)	155%

(a)  Class C Shares commenced operations November 25, 2008.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

International Fund
Class I Shares
Period Ended October 31, 2009(a)
Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net investment income	0.15
Net realized and unrealized gains on investments and foreign currency transactions	3.27
Total from Investment Activities	3.42
Net Asset Value, End of Period	$13.42
Total Return (b)	34.20%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$53,823
Ratio of net expenses to average net assets (c)	1.15%
Ratio of net investment income to average net assets (c)	1.65%
Ratio of gross expenses to average net assets (c) (d)	1.28%
Ratio of net investment income to average net assets (c) (d)	1.52%
Portfolio turnover (e)	155%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/ or reimbursed. If such fee reductions and/ or reimbursements had not occurred, ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

International Select Fund
Class A Shares
Period Ended October 31, 2009(a)
Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net investment income	0.09
Net realized and unrealized gains on investments and foreign currency transactions	3.06
Total from Investment Activities	3.15
Net Asset Value, End of Period	$13.15
Total Return (excludes sales charge) (b)	31.50%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$427
Ratio of net expenses to average net assets (c)	1.40%
Ratio of net investment income to average net assets (c)	0.88%
Ratio of gross expenses to average net assets (c) (d)	5.79%
Ratio of net investment income to average net assets (c) (d)	(3.51)%
Portfolio turnover (e)	213%

(a)  Class A Shares commenced operations November 25, 2008.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

International Select Fund
Class C Shares
Period Ended October 31, 2009(a)
Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net investment income	0.01
Net realized and unrealized gains on investments and foreign currency transactions	3.05
Total from Investment Activities	3.06
Net Asset Value, End of Period	$13.06
Total Return (excludes contingent deferred sales charge) (b)	30.60%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$522
Ratio of net expenses to average net assets (c)	2.15%
Ratio of net investment income to average net assets (c)	0.11%
Ratio of gross expenses to average net assets (c) (d)	6.04%
Ratio of net investment income to average net assets (c) (d)	(3.78)%
Portfolio turnover (e)	213%

(a)  Class C Shares commenced operations on November 25, 2008.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

International Select Fund
Class I Shares
Period Ended October 31, 2009(a)
Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net investment income	0.12
Net realized and unrealized gains on investments and foreign currency transactions	3.06
Total from Investment Activities	3.18
Net Asset Value, End of Period	$13.18
Total Return (b)	31.80%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$53,810
Ratio of net expenses to average net assets (c)	1.15%
Ratio of net investment income to average net assets (c)	1.31%
Ratio of gross expenses to average net assets (c) (d)	1.25%
Ratio of net investment income to average net assets (c) (d)	1.21%
Portfolio turnover (e)	213%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Notes to Financial Statements

The Victory Portfolios  October 31, 2009

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. As of October 31, 2009, the Trust offered shares of 22 funds. The accompanying financial statements are those of the following funds (collectively, the "Funds" and individually, a "Fund").

Funds	Investment Share Classes Offered
Value Fund	Classes A, C, R and I
Stock Index Fund	Classes A and R
Established Value Fund	Classes A and R
Special Value Fund	Classes A, C, R and I
Small Company Opportunity Fund	Classes A, R and I
Large Cap Growth Fund	Classes A, C and R
Balanced Fund	Classes A, C, R and I
Investment Grade Convertible Fund	Classes A and I
Core Bond Fund	Classes A and I
Fund for Income	Classes A, C and R
National Municipal Bond Fund	Class A
Ohio Municipal Bond Fund	Class A
International Fund	Classes A, C and I
International Select Fund	Classes A, C and I

Each Fund offers one or more classes of shares. Each class of shares in a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Value Fund and the Special Value Fund seek to provide long-term growth of capital and dividend income. The Stock Index Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index. The Established Value Fund and International Fund seek to obtain long-term capital growth by investing primarily in common stocks. The Small Company Opportunity Fund and International Select Fund seek to provide capital appreciation. The Large Cap Growth Fund seeks to obtain long-term capital appreciation. The Balanced Fund seeks to provide income and long-term growth of capital. The Investment Grade Convertible Fund seeks to provide a high level of current income together with long-term capital appreciation. The Core Bond Fund seeks to provide a high level of income. The Fund for Income seeks to provide a high level of current income consistent with preservation of shareholders' capital. The National Municipal Bond Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital. The Ohio Municipal Bond Fund seeks to provide a high level of current interest income, which is exempt from both federal income tax and Ohio personal income tax.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price. If there are no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. Options traded on an exchange are valued using that last sale price or, in the absence of a sale, the mean of the latest bid and ask prices. Investments in other open-end investment companies are valued at net asset value. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds' net asset values are calculated. In the event of an increase or decrease greater than predetermined levels, the International Fund and International Select Fund may use a systematic valuation model provided by an independent third party to fair value their international equity securities.

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities.

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.).

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

The following is a summary of the inputs used to value the Funds' investments as of October 31, 2009, while the breakdown, by category, of common stocks is disclosed in the Schedules of Portfolio Investments (amounts in thousands):

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		LEVEL 3 — Significant Unobservable Inputs	Total
Fund Name	Investments in Securities	Other Financial Instruments*	Investments in Securities	Other Financial Instruments*	Investments in Securities	Investments in Securities	Other Financial Instruments*
Value Fund
Commercial Paper	$—	$—	$130	$—	$—	$130	$—
Common Stocks	132,432	—	—	—	—	132,432	—
Short-Term Securities Held as Collateral for Securities Lending	—	—	42,174	—	340	42,514	—
Total	132,432	—	42,304	—	340	175,076	—
Stock Index Fund
Commercial Paper	—	—	3,201	—	—	3,201	—
Common Stocks	33,280	—	—	—	—	33,280	—
Investment Companies	—	—	—	—	—	—	—
Future Contracts	—	24,420	—	—	—	—	24,420
Total	33,280	24,420	3,201	—	—	36,481	24,420
Established Value Fund
Commercial Paper	—	—	19,688	—	—	19,688	—
Common Stocks	300,601	—	—	—	—	300,601	—
Short-Term Securities Held as Collateral for Securities Lending	—	—	105,534	—	852	106,386	—
Total	300,601	—	125,222	—	852	426,675	—
Special Value Fund
Commercial Paper	—	—	10,953	—	—	10,953	—
Common Stocks	1,038,830	—	—	—	—	1,038,830	—
Short-Term Securities Held as Collateral for Securities Lending	—	—	256,584	—	2,070	258,654	—
Total	1,038,830	—	267,537	—	2,070	1,308,437	—

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs			LEVEL 3 — Significant Unobservable Inputs	Total
Fund Name	Investments in Securities	Other Financial Instruments*	Investments in Securities		Other Financial Instruments*	Investments in Securities	Investments in Securities	Other Financial Instruments*
Small Company Opportunity Fund
Commercial Paper	$—	$—	$17,214		$—	$—	$17,214	$—
Common Stocks	388,620	—	—		—	—	388,620	—
Short-Term Securities Held as Collateral for Securities Lending	—	—	146,479		—	1,182	147,661	—
Total	388,620	—	163,693		—	1,182	553,495	—
Large Cap Growth Fund
Commercial Paper	—	—	1,272		—	—	1,272	—
Common Stocks	62,337	—	—		—	—	62,337	—
Total	62,337	—	1,272		—	—	63,609	—
Balanced Fund
Collateralized Mortgage Obligations	—	—	1,537		—	—	1,537	—
Commercial Paper	—	—	9,612		—	—	9,612	—
Common Stocks	56,283	—	—		—	—	56,283	—
Corporate Bonds	—	—	13,368		—	—	13,368	—
Municipal Bonds	—	—	64		—	—	64	—
U.S. Government Mortgage Backed Agencies	—	—	10,247		—	—	10,247	—
U.S. Treasury Obligations	—	—	8,370		—	—	8,370	—
Short-Term Securities Held as Collateral for Securities Lending	—	—	12,436		—	100	12,536	—
Total	56,283	—	55,634		—	100	112,017	—
Investment Grade Convertible Fund
Commercial Paper	—	—	125		—	—	125	—
Convertible Corporate Bonds	—	—	24,171		—	—	24,171	—
Convertible Preferred Stocks	4,487	—	1,231	(1)	—	—	5,718	—
Total	4,487	—	25,527		—	—	30,014	—

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		LEVEL 3 — Significant Unobservable Inputs	Total
Fund Name	Investments in Securities	Other Financial Instruments*	Investments in Securities	Other Financial Instruments*	Investments in Securities	Investments in Securities	Other Financial Instruments*
Core Bond Fund
Collateralized Mortgage Obligations	$—	$—	$6,885	$—	$—	$6,885	$—
Commercial Paper	—	—	17,332	—	—	17,332	—
Corporate Bonds	—	—	61,394	—	—	61,394	—
Municipal Bonds	—	—	254	—	—	254	—
U.S. Government Agency Securities	—	—	335	—	—	335	—
U.S. Government Mortgage Backed Agencies	—	—	47,434	—	—	47,434	—
U.S. Treasury Obligations	—	—	41,208	—	—	41,208	—
Short-Term Securities Held as Collateral for Securities Lending	—	—	33,169	—	268	33,437	—
Total	—	—	208,011	—	268	208,279	—
Fund For Income
Government National Mortgage Association	—	—	278,318	—	—	278,318	—
U.S. Treasury Obligations	—	—	79,567	—	—	79,567	—
Money Market	—	—	305	—	—	305	—
Total	—	—	358,190	—	—	358,190	—
National Municipal Bond Fund
Municipal Bonds	—	—	99,827	—	—	99,827	—
Investment Companies	—	—	10,091	—	—	10,091	—
Total	—	—	109,918	—	—	109,918	—
Ohio Municipal Bond Fund
Municipal Bonds	—	—	110,769	—	—	110,769	—
Investment Companies	—	—	6,181	—	—	6,181	—
Total	—	—	116,950	—	—	116,950	—

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

	LEVEL 1 — Quoted Prices			LEVEL 2 — Other Significant Observable Inputs		LEVEL 3 — Significant Unobservable Inputs	Total
Fund Name	Investments in Securities		Other Financial Instruments*	Investments in Securities	Other Financial Instruments*	Investments in Securities	Investments in Securities	Other Financial Instruments*
International Fund
Common Stocks	$6,409	(2)	$—	$45,145	$—	$—	$51,555	$—
Exchange Traded Funds	977	(3)	—	733	—	—	1,710	—
Cash Equivalents	—		—	670	—	—	670	—
Rights	—		—	8	—	—	8	—
Forward Foreign Exchange Contracts	—		—	—	4	—	—	4
Total	7,386		—	46,556	4	—	53,942	4
International Select Fund
Common Stocks	7,036	(4)	—	46,121	—	—	53,157	—
Cash Equivalents	—		—	766	—	—	766	—
Forward Foreign Exchange Contracts	—		—	—	5	—	—	5
Total	7,036		—	46,887	5	—	53,923	5

*  Other financial investments are derivative instruments not reflected in the Schedules of Portfolio Investments, such as futures and forward foreign exchange contracts, which are valued at the unrealized appreciation / (depreciation) on the investment.

(1)  Consists of the holdings: Newell Financial Trust I, listed under Financial Services; Reinsurance Group America Inc., listed under Insurance; and Sovereign Capital Trust IV, listed under Savings & Loans.

(2)  Consists of the holdings: Canadian National Resources, First Quantum Minerals Ltd., Petrobank Energy and Resources listed under Canada; Usinas Siderurgicas de Mingas Gerais SA, listed under Brazil and the following ADR's: Creditcorp Ltd., listed under Bermuda; Banco Bradesco SA and Petroleo Brasileiro SA, listed under Brazil; Bancolumbia SA, listed under Columbia; Millicom International Cellular SA., listed under Luxembourg; Teva Pharmaceuticals Industries Ltd., listed under Israel; and Mobile Telesystems listed under Russian Federation.

(3)  Consists of the holding iShares MSCI Japan Index, listed under Exchange Traded Funds.

(4)  Consists of the holdings: Canadian National Resources, First Quantum Minerals Ltd., and Petrobank Energy & Resources Ltd., listed under Canada and the following ADR's: Creditcorp Ltd., listed under Bermuda; Banco Bradesco SA and Petroleo Brasileiro SA, listed under Brazil; Teva Pharmaceutical Industries Ltd., listed under Israel; Millicom International Cellular SA, listed under Luxembourg; and Mobile Telesystems listed under Russian Federation.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

Reconciliation of Level 3 Items

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities
Value Fund
Balance as of 10/31/08	$925
Realized Gain (Loss)	—
Change in unrealized appreciation/depreciation (a)	(75)
Net purchases (sales)	(510)
Transfers in and/or out of Level 3	—
Balance as of 10/31/09	$340
Established Value Fund
Balance as of 10/31/08	$3,077
Realized Gain (Loss)	—
Change in unrealized appreciation/depreciation (a)	(186)
Net purchases (sales)	(2,039)
Transfers in and/or out of Level 3	—
Balance as of 10/31/09	$852
Special Value Fund
Balance as of 10/31/08	$15,218
Realized Gain (Loss)	—
Change in unrealized appreciation/depreciation (a)	(455)
Net purchases (sales)	(12,693)
Transfers in and/or out of Level 3	—
Balance as of 10/31/09	$2,070
Small Company Opportunity Fund
Balance as of 10/31/08	$9,617
Realized Gain (Loss)	—
Change in unrealized appreciation/depreciation (a)	(259)
Net purchases (sales)	(8,176)
Transfers in and/or out of Level 3	—
Balance as of 10/31/09	$1,182
Balanced Fund
Balance as of 10/31/08	$766
Realized Gain (Loss)	—
Change in unrealized appreciation/depreciation (a)	(22)
Net purchases (sales)	(644)
Transfers in and/or out of Level 3	—
Balance as of 10/31/09	$100
Core Bond Fund
Balance as of 10/31/08	$259
Realized Gain (Loss)	—
Change in unrealized appreciation/depreciation (a)	(59)
Net purchases (sales)	68
Transfers in and/or out of Level 3	—
Balance as of 10/31/09	$268

(a)  The change in unrealized appreciation/depreciation is attributable to investments held at October 31, 2009.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:

Each Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with a value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited and/or result in additional costs. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Foreign Currency Transactions:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions.

Derivative Instruments:

Certain of the Funds may be subject to equity price risk and foreign currency exchange risk in the normal course of pursuing investment objectives. Certain of the Funds may invest in various financial instruments including positions in written option contracts and forward currency contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies.

All open derivative positions at period end are reflected for each Fund in the tables below, and the volume of these open positions relative to each Fund's net assets is generally representative of the volume of open positions throughout the reporting period. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Foreign Currency Contracts — The International Fund and International Select Fund may enter into foreign currency exchange contracts to convert U.S. dollars to and from various foreign currencies. A foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The International Fund and International Select Fund enter into foreign currency exchange contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign currency exchange

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities.

Futures Contracts — Each Fund, with the exception of the Established Value Fund and Large Cap Growth Fund, may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments made or received by the Fund based on the change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Option Contracts — The Value Fund, Stock Index Fund, Special Value Fund, Small Company Opportunity Fund, Balanced Fund and Investment Grade Convertible Fund may write or purchase option contracts. These transactions are to hedge against changes in interest rates, security prices, currency fluctuations, and other market developments, or for the purposes of earning additional income (i.e. speculation).

The risk associated with purchasing an option is that each Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by the premiums paid.

In writing an option, each Fund contracts with a specified counterparty to purchase (written put option) or sell (written call option) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset, and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current market value. Put and call options are accounted for in the same manner as other securities owned. Written options involve financial risk, which may exceed amounts reflected in the financial statements. As of October 31, 2009, the Funds had no open written options contracts.

Credit Default Swap Agreements — The Balanced Fund and Core Bond Fund may engage in credit default swap transactions ("CDSs"). In a CDS, the "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

for the reference obligation. A Fund may be either the buyer or the seller in a credit default transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a quarterly fixed rate of income throughout the term of the contract, the contract of which typically is between six months and ten years, provided that there is no default event. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation.

Because they are two party contracts and because they may have terms of greater than seven days, CDS agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a CDS agreement in the event of the default or bankruptcy of a CDS agreement counterparty. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Fund's ability to use CDS agreements. Developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing CDS agreements or to realize amounts to be received under such agreements.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or "earmarking" of assets determined to be liquid by the Fund's investment adviser, in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund's portfolio.

Swaps are marked to market daily using pricing sources approved by the Board and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as a part of realized gain (losses). Swap agreements involve, to varying degrees, elements of the market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. The primary risks associated with the use of swap agreements are an imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of a default or bankruptcy of a swap agreement counterparty. As of October 31, 2009, the Funds had no open credit default swap contracts.

Fair Value of Derivative Instruments as of October 31, 2009 (amounts is thousands):

	Asset Derivatives			Liability Derivatives
Primary Risk Exposure	Fund	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity Contracts	Stock Index Fund			Net payable for variation margin on futures contracts	$57
Forward Foreign Exchange Contracts	International Fund	Unrealized appreciation on forward foreign currency exchange contracts	$5	Unrealized depreciation on forward foreign currency exchange contracts	1
	International Select Fund		5		—

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

The effect of Derivative Instruments on the Statements of Operations for the period May 1, 2009 through October 31, 2009 (amounts in thousands):

Primary Risk Exposure	Fund	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Equity Contracts	Stock Index Fund	Net realized losses from futures transactions/ Change in unrealized appreciation/ depreciation on investments and futures	$1,035	$(441)
Forward Foreign Exchange Contracts	International Fund		(157)	4
	International Select Fund	Net realized losses from foreign currency transactions/ Change in net unrealized appreciation/ depreciation on investments and foreign currency transactions	(259)	5

Securities Purchased on a When-Issued Basis:

Each Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable for investments purchased on the accompanying statements of assets and liabilities. As of October 31, 2009, the Funds had outstanding when-issued purchase commitments covered by the segregated assets as identified on the Schedules of Portfolio Investments.

Securities Lending:

The Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Large Cap Growth Fund, Balanced Fund and Core Bond Fund may, from time to time, lend securities from their portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board. The Trust will limit its securities lending activity to 33 1/3% of the total assets of each Fund. KeyBank National Association ("KeyBank"), custodian to the Funds named above and an affiliate of Victory Capital Management Inc., the Funds' investment adviser ("VCM" or the "Adviser"), serves as the lending agent for the Trust pursuant to a Securities

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

Lending Agency Agreement (the "Lending Agreement"), for which it receives a fee. KeyBank's fee is computed monthly in arrears and is 25% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board, net of rebates paid by KeyBank to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments. For the fiscal year ended October 31, 2009, KeyBank received $158 (amount in thousands) in total from the Trust, The Victory Variable Insurance Funds and The Victory Institutional Funds (the "Victory Trusts") for its services as lending agent. Under guidelines established by the Board, the Funds must maintain loan collateral from the borrower (at KeyBank) at all times in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities.

Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest on debt securities. KeyBank, at the direction of the Adviser, consistent with the Trust's securities lending guidelines, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as an asset of the Funds, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Loans are subject to termination by the Trust or the borrower at any time.

The following Funds loaned securities and received cash collateral with the following values as of October 31, 2009 (amounts in thousands):

	Value of Loaned Securities	Value of Collateral	Average Loan Outstanding During the Year	Income Received by KeyBank from Securities Lending
Value Fund	$39,502	$42,514	$20,301	$3
Established Value Fund	99,673	106,386	56,587	9
Special Value Fund	238,729	258,654	181,818	37
Small Company Opportunity Fund	137,557	147,661	76,693	42
Balanced Fund	12,198	12,536	8,617	3
Core Bond Fund	32,635	33,437	19,482	11

The cash collateral received by the Funds in the Victory Trusts on October 31, 2009 was pooled together and invested in the following (amounts in thousands):

Value of Collateral
Money Market Funds
AIM Short-Term Investments Trust Government & Agency Portfolio, 0.13% (a)	$18,385
Dreyfus Cash Management Fund, 0.13% (a)	63,079
Funds For Institutions Select Institutional Fund, 0.19% (a)	103,065
JPMorgan Prime Money Market Fund, 0.19% (a)	55,265
Morgan Stanley Institutional Liquidity Funds Prime Money Market Fund, 0.16% (a)	90,000
Reserve Primary Fund, 0.00% (a)	7,301

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

Value of Collateral
Repurchase Agreements
Bank of America, 0.23%, 11/2/09	$175,000
(Date of Agreement, 10/30/09, Proceeds at maturity $175,001 collateralized by $180,250 various fixed income securities, 0.00%-12.75%, 1/15/10-12/30/99, market value $177,766)
Dean Witter, 0.37%, 11/2/09 (Date of Agreement, 10/30/09, Proceeds at maturity $175,002 collateralized by $180,047 various fixed income securities, 0.00%-15.50%, 11/11/09-6/19/99, market value $178,001)	175,000
Deutsche Bank, 0.22%, 11/2/09 (Date of Agreement, 10/30/09, Proceeds at maturity $175,003 collateralized by $180,250 various fixed income securities, 0.00%-2.75%, 5/15/13-10/28/47, market value $179,892)	175,000
JPMorgan Chase, 0.22%, 11/2/09 (Date of Agreement, 10/30/09, Proceeds at maturity $50,000 collateralized by $51,500 various fixed income securities, 4.95%-7.88%, 11/15/09-1/1/45, market value $50,923)	50,000
Total Value	$912,095

(a)  Rate disclosed is the one day yield as of 10/31/09.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Large Cap Growth Fund, and Investment Grade Convertible Fund. Dividends from net investment income are declared and paid monthly for the Balanced Fund, Core Bond Fund, Fund for Income, National Municipal Bond Fund, and Ohio Municipal Bond Fund. Dividends from net investment income are declared and paid annually for the International Fund and International Select Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts and premiums, paydown gains or losses, and swap gains or losses) such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital in the statements accompanying of assets and liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

Withholding taxes on interest, dividends and capital gains as a result of certain investments in ADRs by the Funds have been provided in accordance with each investment's applicable country's tax rules and rates.

Other:

Expenses that are directly related to a Fund are charged directly to that fund. Other operating expenses of the Trust are prorated to each fund in the Trust on the basis of relative net assets or other appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, shareholder servicing, printing and 12b-1 fees.

Subsequent Events:

The Funds have evaluated subsequent events through December 22, 2009, which is the date these financial statements were issued and there are no subsequent events to report.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2009 were as follows (amounts in thousands):

Fund Name	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Value Fund	$113,812	$119,675	$—	$—
Stock Index Fund	3,786	10,805	—	—
Established Value Fund	188,175	143,654	—	—
Special Value Fund	1,528,340	1,478,069	—	—
Small Company Opportunity Fund	322,626	308,043	—	—
Large Cap Growth Fund	79,317	39,237	—	—
Balanced Fund	86,317	100,153	108,812	108,564
Investment Grade Convertible Fund	11,369	13,763	—	—
Core Bond Fund	154,852	194,423	467,817	457,881
Fund for Income	—	—	209,804	172,200
National Municipal Bond Fund	127,638	100,650	—	—
Ohio Municipal Bond Fund	60,710	59,181	—	—
International Fund	106,186	63,522	—	—
International Select Fund	129,910	87,519	—	—

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by VCM. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the Funds. The investment advisory fees of the Value Fund, Special Value Fund, Large Cap Growth Fund and Investment Grade Convertible Fund are computed at the annual rate of 0.75% of each Fund's average daily net assets up to $400 million, 0.65% of each Fund's average daily net assets between $400 million and $800 million, and 0.60% of each Fund's average daily net assets greater than $800 million; the investment advisory fees of the Stock Index Fund are computed at the annual rate of 0.25% of the Fund's average daily net assets up to $400 million, 0.20% of the Fund's average daily net assets between $400 million and $800 million, and 0.15% of the Fund's average daily net assets greater than $800 million; the investment advisory fees of the Established Value Fund are computed at the annual rate of 0.65% of the Fund's average daily net assets up to $100 million, 0.55% of the Fund's average daily net assets between $100 million and $200 million, and 0.45% of the Fund's average daily net assets greater than $200 million; the investment advisory

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

fees of the Small Company Opportunity Fund are computed at the annual rate of 0.85% of the Fund's average daily net assets up to $500 million and 0.75% of the Funds average daily net assets greater than $500 million; the investment advisory fees of the Balanced Fund are computed at the annual rate of 0.60% of the Fund's average daily net assets up to $400 million, 0.55% of the Fund's average daily net assets between $400 million and $800 million, and 0.50% of the Fund's average daily net assets greater than $800 million; the investment advisory fees of the Core Bond Fund and the Fund for Income are computed at the annual rate of 0.50% of each Fund's average daily net assets up to $400 million, 0.45% of each Fund's average daily net assets between $400 million and $800 million, and 0.40% of each Fund's average daily net assets greater than $800 million; and the investment advisory fees of the National Municipal Bond Fund and the Ohio Municipal Bond Fund are computed at the annual rate of 0.55% of each Fund's average daily net assets up to $400 million, 0.50% of each Fund's average daily net assets between $400 million and $800 million, and 0.45% of each Fund's average daily net assets greater than $800 million; the investment advisory fees of the International Fund and the International Select Fund are computed at an annual rate of 0.80% of each Fund's average daily net assets up to $2.5 billion, 0.75% of each Fund's average daily net assets between $2.5 billion and $5 billion and 0.70% of each Fund's average daily net assets greater than $5 billion. The Adviser may use its resources to assist with the Funds distribution and marketing expenses.

KeyBank, serving as custodian for all Funds in the Trust, excluding International Fund and International Select Fund for whom Citibank N.A. serves as custodian, receives custodian fees computed at the annual rate of 0.013% of the first $10 billion of the Victory Trusts' average daily net assets, 0.0113% of the Victory Trusts' average daily net assets between $10 billion and $12.5 billion and 0.0025% of the Victory Trusts' average daily net assets greater than $12.5 billion. Average daily net assets for this computation does not include International Fund and International Select Fund. Citibank N.A. receives custodian fees for serving as custodian to the International Fund and International Select Fund. The Trust reimburses KeyBank and Citibank N.A. for all of their reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, the Trust and The Victory Variable Insurance Funds (collectively, the "Trusts") pay VCM a fee at the annual rate of 0.108% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.078% of the aggregate net assets of the Trusts between $8 billion and $10 billion; plus 0.075% of the aggregate net assets of the Trusts between $10 billion and $12 billion; plus 0.065% of the aggregate net assets of the Trusts greater than $12 billion, for providing certain administrative and fund accounting services to the Trusts' series.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Funds' Transfer Agent. Under the terms of the Transfer Agent Agreement, Citi receives a fee that is calculated daily at the annual rate of 0.02% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.015% of the aggregate net assets of the Trusts between $8 billion and $16 billion; plus 0.01% of the aggregate net assets of the Trusts between $16 billion and $20 billion; plus 0.005% of the aggregate net assets of the Trusts greater than $20 billion. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Trust's 12b-1 Plan, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of the Funds, except for the Stock Index Fund and the Fund for Income, and 1.00% of the average daily net assets of Class C Shares of the Funds. The Distributor may receive a monthly distribution and service fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of the Fund for Income. The Stock Index Fund does not participate in the Trust's 12b-1 Plan. The distribution and

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class R or Class C Shares of the Funds. For the fiscal year ended October 31, 2009, affiliates of the Adviser or the Funds earned $32 (amount in thousands).

The Distributor or financial institutions (directly or through the Distributor), pursuant to a Shareholder Servicing Plan, may receive from Class A Shares of each Fund, except for the Stock Index Fund, a fee of up to 0.25% of the average daily net assets of the Class A Shares of the Funds for providing support services to shareholders of the Funds, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Pursuant to the same Shareholder Servicing Plan, and as payment for the same services, the Distributor or financial institutions (directly or through the Distributor), may receive a fee of up to 0.15% of the average daily net assets of Class A Shares and up to 0.25% of Class R Shares of the Stock Index Fund. Financial institutions may include affiliates of the Adviser. For the fiscal year ended October 31, 2009, affiliates of the Adviser or the Funds earned $880 (amount in thousands).

In addition, the Distributor and the Transfer Agent are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Funds. For the fiscal year ended October 31, 2009, the Distributor received approximately $93 from commissions earned on sales of Class A Shares and the Transfer Agent received $25 from redemptions of Class C Shares of the Funds. A portion the commissions earned on Class A Shares were reallowed to dealers who sold the Funds' shares, including approximately $9 to affiliates of the Funds (amounts in thousands).

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Funds. The Plan allows the Adviser, the Administrator and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to this Plan. To the extent that any payments made by the Funds' Administrator, Distributor, Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by the Plan.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year exceed the expense limit for the Fund, such excess amount will be the liability of the Adviser. As of October 31, 2009, the expense limits are as follows:

Fund	Class	Expense Limit
Value Fund	Class C Shares	2.00	%*
Special Value Fund	Class C Shares	2.20	%*
Special Value Fund	Class R Shares	2.00%/\
Balanced Fund	Class C Shares	2.00	%*
Balanced Fund	Class R Shares	2.00%/\
Fund for Income	Class C Shares	1.82	%*
International Fund	Class A Shares	1.40	%#
International Fund	Class C Shares	2.15	%#
International Fund	Class I Shares	1.15	%#
International Select Fund	Class A Shares	1.40	%#
International Select Fund	Class C Shares	2.15	%#
International Select Fund	Class I Shares	1.15	%#

*  In effect until at least February 28, 2014.

^  In effect until at least February 28, 2012.

#  In effect until at least August 31, 2017.

The Adviser, Citi, or other service providers may waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

The International Fund and International Select Fund have entered into an expense limitation agreement with the Adviser, in which these Funds have agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed above limits. The Adviser is contractually limiting fees and expenses until August 31, 2017. As of October 31, 2009, the following amounts have been waived or reimbursed by the Adviser and are subject to repayment by the respective fund (amounts in thousands):

Fund	Amount Waived or Reimbursed	Expires October 31,
International Fund	$48	2012
International Select Fund	39	2012

On December 1, 2006, VCM paid the Funds comprising The Victory Portfolios approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, BISYS Fund Services, Inc., ("BISYS")(BISYS was acquired by Citi on August 1, 2007) and VCM, the sub-administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures required additional disclosure to the Board at the time incurred. Under terms of the agreement, Citi and VCM will pay an aggregate of approximately $13.3 million (inclusive of the amounts already paid on December 1, 2006). The payment from Citi will be made on a date and pursuant to a distribution plan to be approved by the Securities and Exchange Commission (the "SEC") in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to that same matters. A proposed plan of distribution, ("Fair Fund Plan") was posted by the SEC for public review and comment on May 29, 2009. Further information, including the methodology of the Fair Fund Plan, is available on the SEC website at www.sec.gov/litigation/admin/2009/34-60011-pdp.pdf. None of these payments has had, or is expected to have, a material effect on the net asset value of any fund.

5.  Risks:

The Ohio Municipal Bond Fund invests primarily in municipal debt obligations issued by the state of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to economic and political factors which might adversely affect municipalities and companies within Ohio than are other types of funds which are not geographically concentrated to the same extent.

The International Fund and International Select Fund invest in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments including the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments, which could affect the value of a Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital re-investment, resource self-sufficiency and balance of payments position.

The Funds will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Funds. The Funds may be negatively impacted if counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

The Victory Trusts (except International Fund and International Select Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $150 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 30 basis points on $150 million for providing the Line of Credit. Prior to June 1, 2009, KeyCorp received an annual commitment fee of eight basis points on $200 million for providing the Line of Credit. For the fiscal year ended October 31, 2009, the Victory Trusts paid approximately $300 to KeyCorp for the Line of Credit fee (amount in thousands). Each Fund in the Victory Trusts (except International Fund and International Select Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan outstanding and average interest rate for each Fund during the year ended October 31, 2009 was as follows (dollar amounts in thousands):

Fund	Average Loan		Average Rate
Value Fund	$22		1.56%
Stock Index Fund	13		1.20%
Established Value Fund	16		0.94%
Special Value Fund	172		1.65%
Small Company Opportunity Fund	19		1.71%
Large Cap Growth Fund	—	(a)	0.93%
Balanced Fund	5		1.28%
Investment Grade Convertible Fund	36		1.40%
Core Bond Fund	60		1.06%
Fund for Income	20		1.48%
Ohio Municipal Bond Fund	—	(a)	0.93%

(a)  Rounds less than $1,000.

At October 31, 2009, the Funds had no loans outstanding with KeyCorp.

7.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Return of Capital	Total Distributions Paid
Value Fund	$2,292	$—	$2,292	$—	$—	$2,292
Stock Index Fund	581	—	581	—	—	581
Established Value Fund	1,940	—	1,940	—	—	1,940
Special Value Fund	4,226	—	4,226	—	—	4,226
Small Company Opportunity Fund	1,145	—	1,145	—	140	1,285
Balanced Fund	2,504	—	2,504	—	—	2,504
Investment Grade Convertible Fund	763	—	763	—	—	763
Core Bond Fund		7,655	—	7,655	—	7,655
Fund for Income	19,491	—	19,491	—	—	19,491
National Municipal Bond Fund	7	—	7	2,949	—	2,956
Ohio Municipal Bond Fund	4	—	4	3,865	—	3,869

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Distributions paid from
	Ordinary Income		Net Long-Term Capital Gains	Total Taxable Distributions		Tax-Exempt Distributions	Total Distributions Paid
Value Fund	$14,446		$9,486	$23,932		$—	$23,932
Stock Index Fund	847		—	847		—	847
Established Value Fund	1,190		$30,947	32,137		—	32,137
Special Value Fund	46,357		14,118	60,475		—	60,475
Small Company Opportunity Fund	2,232		15,300	17,532		—	17,532
Balanced Fund	9,097		7,346	16,443		—	16,443
Investment Grade Convertible Fund	3,655		4,138	7,793		—	7,793
Core Bond Fund	8,157		—	8,157		—	8,157
Fund for Income	17,573		—	17,573		—	17,573
National Municipal Bond Fund	18		—	18		2,353	2,371
Ohio Municipal Bond Fund	—	(a)	—	—	(a)	3,861	3,861

(a) Amount rounds to less than $1.

As of October 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation Depreciation*	Total Accumulated Earnings/ Deficit
Value Fund	$—	$111	$—	$111	$(53,427)	$4,955	$(48,361)
Stock Index Fund	—	37	—	37	(40,610)	14,805	(25,768)
Established Value Fund	—	44	5,786	5,830	—	52,392	58,222
Special Value Fund	—	462	—	462	(462,353)	46,826	(415,065)
Small Company Opportunity Fund	—	—	—	—	(74,688)	14,590	(60,098)
Large Cap Growth Fund	—	—	—	—	(2,950)	12,086	9,136
Balanced Fund	—	113	—	113	(18,670)	3,605	(14,952)
Investment Grade Convertible Fund	—	629	—	629	(8,050)	957	(6,464)
Core Bond Fund	—	395	—	395	(10,599)	(7,747)	(17,951)
Fund for Income	—	693	—	693	(53,260)	5,821	(46,746)
National Muncipal Bond Fund	108	1,484	280	1,872	—	4,523	6,395

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2009

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation Depreciation*	Total Accumulated Earnings/ Deficit
Ohio Municipal Bond Fund	$118	$737	$1,527	$2,382	$—	$5,184	$7,566
International Fund	—	1,534	—	1,534	—	9,191	10,725
International Select Fund	—	2,157	—	2,157	—	8,518	10,695

As of October 31, 2009, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations (amounts in thousands):

	Expiration Year
	2010	2011	2012	2013	2014	2015	2016	2017	Total
Value Fund	$—	$—	$—	$—	$—	$—	$19,690	$33,737	$53,427
Stock Index Fund	—	35,273	5,337	—	—	—	—	—	40,610
Special Value Fund	—	—	—	—	—	—	102,039	360,314	462,353
Small Company Opportunity Fund	—	—	—	—	—	—	15,212	59,476	74,688
Large Cap Growth Fund	—	—	—	—	113	—	1,147	1,690	2,950
Balanced Fund	—	—	—	—	—	—	3,479	15,191	18,670
Investment Grade Convertible Fund	—	—	—	—	—	—	4,758	3,292	8,050
Core Bond Fund	1,164	—	—	3,857	4,629	—	949	—	10,599
Fund for Income	1,886	6,735	14,071	7,637	6,110	9,829	3,917	3,075	53,260

During the year ended October 31, 2009, the Stock Index Fund, Established Value Fund, Core Bond Fund, National Municipal Bond Fund and Ohio Municipal Bond Fund utilized $2,237, $1,716, $133, $173 and $179 respectively, (amounts in thousands) of capital loss carryforwards.

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of October 31, 2009 is as follows (amounts in thousands)

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Value Fund	$170,121	$18,258	$(13,303)	$4,955
Stock Index Fund	21,676	18,846	(4,041)	14,805
Established Value Fund	374,283	56,509	(4,117)	52,392
Special Value Fund	1,261,611	178,105	(131,279)	46,826
Small Company Opportunity Fund	538,905	44,325	(29,735)	14,590
Large Cap Growth Fund	51,523	13,772	(1,686)	12,086
Balanced Fund	108,412	8,960	(5,355)	3,605
Investment Grade Convertible Fund	29,057	2,401	(1,444)	957
Core Bond Fund	216,026	4,444	(12,191)	(7,747)
Fund For Income	352,369	10,763	(4,942)	5,821
National Municipal Bond Fund	105,395	4,636	(113)	4,523
Ohio Municipal Bond Fund	111,766	5,363	(179)	5,184
International Fund	44,751	10,051	(860)	9,191
International Select Fund	45,404	9,278	(759)	8,519

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Victory Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Victory Portfolios, constituting the Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Large Cap Growth Fund (formerly Focused Growth Fund), Balanced Fund, Investment Grade Convertible Fund, Core Bond Fund, Fund for Income, National Municipal Bond Fund, Ohio Municipal Bond Fund, International Fund, and International Select Fund (the "Funds"), as of October 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights presented herein for each of the respective periods ended October 31, 2008 and prior were audited by another registered public accounting firm whose report dated December 22, 2008 expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Portfolios as of October 31, 2009, the results of their operations for the year then ended, and the changes in their net assets for year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 22, 2009

  Supplemental Information
The Victory Portfolios  October 31, 2009

(Unaudited)

Trustee and Officer Information

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently eleven Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustees"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their year of birth, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 22 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Independent Trustees.

Mr. David Brooks Adcock (1951)	Trustee	February 2005	Consultant (since 2006); General Counsel, Duke University and Duke University Health System (1982-2006).	None.

Mr. Nigel D. T. Andrews (1947)	Vice Chair and Trustee	August 2002	Retired.	Chemtura Corporation; Old Mutual plc.

Teresa C. Barger (1955)	Trustee	December 2008	Chief Investment Officer/Chief Executive Officer, Cartica Capital LLC (since, 2007); Director of the Corporate Governance and Capital Markets Advisory Department for the World Bank and International Finance Corporation (2004-2007).	None.

Ms. E. Lee Beard (1951)	Trustee	February 2005	Principal Owner (since 2005) The Henlee Group; President/Owner (2003-2005) ELB Consultants.	None.

Ms. Lyn Hutton (1950)	Trustee	March 2002	Chief Investment Officer, The Commonfund for Nonprofit Organizations (since 2003).	None.

Mr. John L. Kelly (1953)	Trustee	May 2008	Private Investor (since 2009); Managing Director, JL Thornton & Co. Financial Consultant (2003-2009).	None.

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Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
David L. Meyer (1957)	Trustee	December 2008	Retired (since 2008), Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008).	None.

Ms. Karen F. Shepherd (1940)	Trustee	August 2002	Retired.	UBS Bank USA; OC Tanner Co.

Mr. Leigh A. Wilson (1944)	Chair and Trustee	November 1994	Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum (since 2004).	Chair, Old Mutual Advisor II Funds (23 portfolios) and Old Mutual Insurance Series (8 Portfolios); Trustee, Old Mutual Funds III (12 Portfolios).

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Interested Trustees.

David C. Brown (1972)	Trustee	May 2008	Chief Operating Officer, Victory Capital Management, Inc. (since 2004).	None.

Robert L. Wagner (1954)	Trustee	December 2009	Chief Executive Officer, Victory Capital Management, Inc. (since 2004).	None.

Messres. Brown and Wagner are "Interested Persons" by reason of their relationship with Victory Capital Management, Inc.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 1-800-539-3863.

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Officers.

The officers of the Trust, their year of birth, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name (Year of Birth)	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. Michael Policarpo, II (1974)	President	May 2008	Managing Director of the Adviser (since 2005). Vice President of Finance, Gartmore Global Investments, (2004-2005).

Mr. Peter W. Scharich (1964)	Vice President	May 2008	Managing Director, Mutual Fund Administration, the Adviser (since 2006), Managing Director, Strategy, the Adviser (2005-2006), Chief Financial Officer, the Adviser (2002-2005).

Mr. Christopher K. Dyer (1962)	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Mr. Jay G. Baris (1954)	Assistant Secretary	August 2003	Partner, Kramer Levin Naftalis & Frankel LLP.

Mr. Christopher E. Sabato (1968)	Treasurer	May 2006	Senior Vice President, Treasury Services, Citi.

Mr. Michael J. Nanosky (1966)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	February 2009	Vice President and Chief Compliance Officer, CCO Services of Citi Fund Services Inc. (since 2008); Vice President and Managing Director of Regulatory Compliance, National City Bank-Allegiant Asset Management (2004-2008).

Mr. Edward J. Veilleux (1943)	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002.

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Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-539-3863. The information included in the Funds' Statement of Additional Information, which is available on the Funds' website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds' website at www.victoryconnect.com and on the Securities and Exchange Commissions website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files its complete list of schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 through October 31, 2009.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period* 5/1/09-10/31/09	Expense Ratio During Period** 5/1/09-10/31/09
Value Fund
Class A Shares	$1,000.00	$1,233.10	$6.87	1.22%
Class C Shares	1,000.00	1,228.20	11.23	2.00%
Class R Shares	1,000.00	1,230.40	8.99	1.60%
Class I Shares	1,000.00	1,234.60	5.24	0.93%
Stock Index Fund
Class A Shares	1,000.00	1,211.90	3.90	0.70%
Class R Shares	1,000.00	1,211.90	4.91	0.88%
Established Value Fund
Class A Shares	1,000.00	1,203.50	7.05	1.27%
Class R Shares	1,000.00	1,203.70	7.05	1.27%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized

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	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period* 5/1/09-10/31/09	Expense Ratio During Period** 5/1/09-10/31/09
Special Value Fund
Class A Shares	$1,000.00	$1,166.30	$6.61	1.21%
Class C Shares	1,000.00	1,160.70	11.87	2.18%
Class R Shares	1,000.00	1,164.30	8.46	1.55%
Class I Shares	1,000.00	1,169.30	4.70	0.86%
Small Company Opportunity Fund
Class A Shares	1,000.00	1,214.30	8.43	1.51%
Class R Shares	1,000.00	1,214.10	8.98	1.61%
Class I Shares	1,000.00	1,216.70	6.48	1.16%
Large Cap Growth Fund
Class A Shares	1,000.00	1,151.90	6.83	1.26%
Class C Shares	1,000.00	1,147.60	11.37	2.10%
Class R Shares	1,000.00	1,149.80	8.94	1.65%
Balanced Fund
Class A Shares	1,000.00	1,140.10	5.99	1.11%
Class C Shares	1,000.00	1,134.80	10.76	2.00%
Class R Shares	1,000.00	1,137.80	8.30	1.54%
Class I Shares	1,000.00	1,142.20	4.32	0.80%
Investment Grade Convertible Fund
Class A Shares	1,000.00	1,165.90	7.04	1.29%
Class I Shares	1,000.00	1,167.60	5.46	1.00%
Core Bond
Class A Shares	1,000.00	1,105.80	4.25	0.80%
Class I Shares	1,000.00	1,107.20	2.92	0.55%
Fund for Income
Class A Shares	1,000.00	1,042.00	4.94	0.96%
Class C Shares	1,000.00	1,037.80	9.25	1.80%
Class R Shares	1,000.00	1,041.90	5.04	0.98%
National Municipal Bond Fund
Class A Shares	1,000.00	1,039.80	5.14	1.00%
Ohio Municipal Bond Fund
Class A Shares	1,000.00	1,020.70	5.09	1.00%
International Fund
Class A Shares	1,000.00	1,296.20	8.10	1.40%
Class C Shares	1,000.00	1,291.30	12.42	2.15%
Class I Shares	1,000.00	1,297.90	6.66	1.15%
International Select Fund
Class A Shares	1,000.00	1,293.00	8.09	1.40%
Class C Shares	1,000.00	1,289.20	12.41	2.15%
Class I Shares	1,000.00	1,296.00	6.66	1.15%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized

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Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period* 5/1/09-10/31/09	Expense Ratio During Period** 5/1/09-10/31/09
Value Fund
Class A Shares	$1,000.00	$1,019.06	$6.21	1.22%
Class C Shares	1,000.00	1,015.12	10.16	2.00%
Class R Shares	1,000.00	1,017.14	8.13	1.60%
Class I Shares	1,000.00	1,020.52	4.74	0.93%
Stock Index Fund
Class A Shares	1,000.00	1,021.68	3.57	0.70%
Class R Shares	1,000.00	1,020.77	4.48	0.88%
Established Value Fund
Class A Shares	1,000.00	1,018.80	6.46	1.27%
Class R Shares	1,000.00	1,018.80	6.46	1.27%
Special Value Fund
Class A Shares	1,000.00	1,019.11	6.16	1.21%
Class C Shares	1,000.00	1,014.22	11.07	2.18%
Class R Shares	1,000.00	1,017.39	7.88	1.55%
Class I Shares	1,000.00	1,020.87	4.38	0.86%
Small Company Opportunity Fund
Class A Shares	1,000.00	1,017.59	7.68	1.51%
Class R Shares	1,000.00	1,017.09	8.19	1.61%
Class I Shares	1,000.00	1,019.36	5.90	1.16%
Large Cap Growth Fund
Class A Shares	1,000.00	1,018.85	6.41	1.26%
Class C Shares	1,000.00	1,014.62	10.66	2.10%
Class R Shares	1,000.00	1,016.89	8.39	1.65%
Balanced Fund
Class A Shares	1,000.00	1,019.61	5.65	1.11%
Class C Shares	1,000.00	1,015.12	10.16	2.00%
Class R Shares	1,000.00	1,017.44	7.83	1.54%
Class I Shares	1,000.00	1,021.17	4.08	0.80%
Investment Grade Convertible Fund
Class A Shares	1,000.00	1,018.70	6.56	1.29%
Class I Shares	1,000.00	1,020.16	5.09	1.00%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized

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(Unaudited)

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period* 5/1/09-10/31/09	Expense Ratio During Period** 5/1/09-10/31/09
Core Bond
Class A Shares	$1,000.00	$1,021.17	$4.08	0.80%
Class I Shares	1,000.00	1,022.43	2.80	0.55%
Fund for Income
Class A Shares	1,000.00	1,020.37	4.89	0.96%
Class C Shares	1,000.00	1,016.13	9.15	1.80%
Class R Shares	1,000.00	1,020.27	4.99	0.98%
National Municipal Bond Fund
Class A Shares	1,000.00	1,020.16	5.09	1.00%
Ohio Municipal Bond Fund
Class A Shares	1,000.00	1,020.16	5.09	1.00%
International Fund
Class A Shares	1,000.00	1,018.15	7.12	1.40%
Class C Shares	1,000.00	1,014.37	10.92	2.15%
Class I Shares	1,000.00	1,019.41	5.85	1.15%
International Select Fund
Class A Shares	1,000.00	1,018.15	7.12	1.40%
Class C Shares	1,000.00	1,014.37	10.92	2.15%
Class I Shares	1,000.00	1,019.41	5.85	1.15%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized

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Additional Federal Income Tax Information

For the year ended October 31, 2009, the Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Amount
Value Fund	100%
Stock Index Fund	100%
Established Value Fund	100%
Special Value Fund	100%
Small Company Opportunity Fund	100%
Balanced Fund	44%
International Fund	57%
International Select Fund	37%

Dividends qualifying for corporate dividends received deduction of:

Amount
Value Fund	100%
Stock Index Fund	100%
Established Value Fund	100%
Special Value Fund	100%
Small Company Opportunity Fund	100%
Balanced Fund	38%

For the year ended October 31, 2009, the following Funds designated tax-exempt income distributions (amounts in thousands):

Amount
National Municipal Bond Fund	$2,949
Ohio Municipal Bond Fund	3,865

For the year ended October 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following Funds designated the following amounts as qualified interest income distribution (amounts in thousands):

Amount
Value Fund	$16
Stock Index Fund	21
Established Value Fund	186
Special Value Fund	687
Small Company Fund	23
Balanced Fund	1,228
Core Bond Fund	7,014
Fund for Income	13,094

The International Fund and International Select Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on October 31, 2009 are as follows:

	Foreign Source Income	Foreign Tax Expense
International Equity Fund	0.26	0.02
International Select Fund	0.22	0.02

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2009. These shareholders will receive more detailed information along with their 2009 Form 1099-DIV.

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VP-ANN (12/09)

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Ms. E. Lee Beard, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2009	2008
(a) Audit Fees (1)	365,414	418,500
(b) Audit-Related Fees (2)	3,212	4,000
(c) Tax Fees (3)	99,000	93,000
(d) All Other Fees (4)	0	0

(1)        Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. For the fiscal year ended October 31, 2009, the audit fees billed for professional services by Ernst & Young LLP and PricewaterhouseCoopers LLP for audit compliance, audit advice and audit planning were $352,000 and $13,414, respectively. For the fiscal year ended October 31, 2008, the audit fee billed for professional services by PricewaterhouseCoopers LLP for audit compliance, audit advice and audit planning was $418,500.

(2)        For the fiscal year ended October 31, 2009, the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item was

$3,212.  For the fiscal year ended October 31, 2008, the fee for assurance and related services by PricewaterhouseCoopers LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item was $4,000.

(3)        For fiscal year ended October 31, 2009, the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning was $99,000. Such tax services included the review of income and excise tax returns for the Registrant. For fiscal year ended October 31, 2008, the aggregate tax fee billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning was $93,000. Such tax services included the review of income and excise tax returns for the Registrant.

(4)        For fiscal years ended October 31, 2009 and October 31, 2008, there were no fees billed for professional services rendered by Ernst & Young LLP and PricewaterhouseCoopers LLP, respectively, to the Registrant, other than the services reported in (a) through (c) of this item.

Audit-related fees for 2008 are for securities lending agreed upon procedures.  Tax fees are for both 2009 and 2008 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the registrants analysis of complex securities.

(e)(1)The registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f) - Not applicable

(g)

2009	$121,000
2008	$97,000

(h) The registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Investments.

(a)       Not applicable.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	January 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Policarpo II
Michael Policarpo II, President

Date	January 5, 2010

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	January 5, 2010

* Print the name and title of each signing officer under his or her signature.